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WEALTH BUILDING OPPORTUNITY |

OHIO NATIONAL
FUND, INC.

--------------------------------------------------------------------------------
[GRAPHIC]


                                                        SEMI-ANNUAL REPORT
                                                        ------------------------
                                                        JUNE 30, 2000


                                                        Ohio National Fund, Inc.





[OHIO NATIONAL FINANCIAL SERVICES LOGO]               [GRAPHIC]

President's
Message

                                         [John J. Palmer Photo]

Dear Investor:

In the first six months of 2000, investors have seen strong economic growth coupled with sharp corrections in the market. Higher energy costs, three interest rate hikes and the roller coaster performance of the stock market have consumers' short-term confidence wavering and wondering "what could be next?"

Despite investors recent tribulations, most Ohio National Fund portfolios have performed well over the last six months. While they have been affected by the market turmoil, both in the United States and abroad, our managers' performance for most of our portfolios has been in line or better than their benchmarks or peers.

Here are a few highlights of Ohio National Fund activity.

- In January, Janus took over management of the Aggressive Growth Portfolio from Strong Capital Corporation.

- Also in January, Jennison Associates began to manage the Capital Appreciation Portfolio in place of T. Rowe Price.

- In a year and a half, Federated Global Investment Management has helped us to realize healthy gains on the International Portfolio. The annual performance ending June 30, 2000, for the Ohio National Fund International Portfolio was
  61.12 percent, which outperformed the return of the MSCI Europe, Australia and Far East Index of 17.16 percent.

- Eight out of 21 of the Ohio National Fund portfolios are in the top quartile of their Lipper Fund categories for one-year -- Capital Appreciation, Core Growth, Equity Income, Growth & Income, International, International Small Company, Small Cap, and Social Awareness.

In the following pages, we're pleased to present you with a complete update of Ohio National Fund's performance and investment activity for the six months ending June 30, 2000.

Back to the Basics

All of the recent market activity brings us back to the fundamentals of investing. Rather than guessing where the market will take us, we've found three steps that have held up against the test of time:

1. Stay diversified.

2. Have a long-term investment philosophy.

3. Maintain a regular investment plan.

Staying diversified is a concept that many people have put by the wayside in recent rears. Recent drops in stocks like Procter & Gamble and Amazon.com hammer home the point that placing your retirement money in just one or two investments may be a hazardous approach.

Through Ohio National's variable insurance products you can choose from a variety of Ohio National Fund portfolios to help you stay diversified. Placing your assets in several divergent portfolios helps you achieve a balanced portfolio with little time, effort and expense on your part.

In recent years, with the rise of dot-com millionaires, day traders and vast increases in daily trading volume many investors have just paid lip service to the concept of long-term investing. The year 2000 is leading investors to rethink the value of this tried and true concept.

Investment decisions should not be made on the basis of one-day or one-week returns. Instead, a long-term allocation strategy based upon your risk tolerances and long-term goals may help you to weather market volatility. Ohio National Fund's wide array of portfolios allows you to invest in multiple portfolios across a range of investment styles.

As always, we suggest the maintenance of a regular investment plan. Stopping investment flow when the market is down only ensures that your money will not be in play when the market rises. Investing in your variable insurance product through a regular plan is easy. We offer automatic checking account drafts for our variable insurance products. Additionally, Ohio National makes a dollar-cost averaging program available for clients with a lump sum available for immediate investment.

What the market will do in the future is an unfolding story for our portfolio managers, the Wall Street gurus and even Alan Greenspan. So, our portfolio managers continue to focus on the long-term performance of companies and look for outstanding opportunities on a company-by-company basis. Through thorough research, discipline and focus we are vigilantly monitoring our existing holdings and new opportunities to ensure that we continue to meet your expectations.

As always, your registered representative is available to provide you additional information on investment opportunities available through your variable insurance product.

Thank you again for the confidence you have placed in your variable insurance product as you pursue your wealth-building efforts. Be assured that we will make every effort to continue to merit that confidence.

Best regards,

/s/ JOHN J. PALMER
John J. Palmer
President and Director

P.S.  Be sure to check out our redesigned web site--www.ohionational.com. You are sure to find a host of other financial services.

--------------------------------------------------------------------------------

Directors & Officers of Ohio National Fund, Inc.

John J. Palmer, President and Director
Ronald L. Benedict, Secretary and Director
Ross Love, Director
James E. Bushman, Director
George M. Vredeveld, Director
Thomas A. Barefield, Vice President
Michael A. Boedeker, Vice President
Christopher A. Carlson, Vice President
Dennis R. Taney, Treasurer
Marcus L. Collins, Assistant Secretary
Yvonne L. Gross, Compliance Director and Assistant Treasurer

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Equities, Inc. (Member NASD/SIPC), One Financial Way, Cincinnati, Ohio 45242, telephone 513.794.6100. 8/00

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 OBJECTIVE

The principal investment objective of the Equity Portfolio is long-term capital growth. Current income is a secondary objective.

 PERFORMANCE AS OF JUNE 30, 2000

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                     6.23%
Three-year                                   8.92%
Five-year                                   13.37%
Ten-year                                    11.59%
Since inception (1/14/71)                   10.85%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

During the first half, the market, like the worm Ourobouros, began and ended in about the same place, but used the time to explore a lot of territory. The tech laden NASDAQ started the year at 4186, soared to 5132 on March 10, fell to 3042 on May 24, and at this writing is 4093. The S&P displayed less volatility, but likewise managed to make little progress.

Over the past year, the S&P has returned a little more than a passbook savings account, but has generated considerably more angst. The NASDAQ, in contrast, has compensated investors for its vicissitudes with a total return of almost 45% in the last twelve months. This is terrific, but the momentum has clearly gone out of that index, and is unlikely to return in anything like its former glory, in our opinion. In early March, the NASDAQ was up over 24% year to date and 100% in twelve months. In the last ninety days it fell 6%, and now stands below where it started the year.

The problem for both markets has been interest rates, not earnings, or at least not current earnings. The Fed has been tightening for about a year and its attempt to slow the economy has begun to show some results. Earnings have been fine and the current earnings season looks to be no exception. In the first quarter of this year, S&P earnings rose 23% year over year. For all of 1999, they rose 19%. For the quarter just ended, it looks like another 20% year over year gain.

A different trend becomes evident when you slice the data this way: over the past 5 years S&P earnings have risen from $32.68 in 1994 to an estimated $57.70 this year, an increase of 77%. The market has risen 254% with dividends reinvested over the same period. Earnings grew a little over 10% per year and the market went up over 20% per year. Valuations expanded sharply.

In 1999 the market's gain slowed to that of earnings, rising 19.6% while earnings rose 19%. The market's multiple thus stayed the same as it had been in 1998. Now it has begun to decline.

In the first quarter earnings were up 23%, the S&P was up 2%. In the second quarter, with earnings estimated to be up 20%, the market fell almost 3%.

Markets are discounting mechanisms; prices and the path of prices reflect visible fundamentals and expectations about the future. In the mid to late 90's the market correctly discerned that the US economy was on a path of rising earnings growth rates, from the 7% long-term post-war average to one that exceeded 10%, fueled by rising productivity that permitted speedier growth without an accompanying increase in inflation. The rising productivity of capital coupled with an increasing growth rate of earnings led to a sharp rise in the market's over-all valuation. That rise was concentrated in technology stocks, which began the second half of the decade at modest, and ended at monstrous, valuations.

At the beginning of 1995, technology stocks represented 10% of the S&P 500; today they total over 30% of the market's value. In 1995 they were demonstrably undervalued; today valuations hover at all time highs and require superior growth in order to be maintained.

The inability of the market to make progress despite powerful current earnings growth is not just the result of the drag of interest rates brought on by Fed tightening, but of what those rates portend: slowing growth. As the rate of earnings growth slows, so too does the justifiable valuation of the market. For the market to make much progress, I think investors will need to believe they see the end of Fed tightening. Good earnings by themselves will just be incorporated into the market via lower multiples, not via higher prices (unless those earnings arrive at companies with suitably modest valuations).

Over time market prices have tended to track fundamentals. The long-term return of stocks has been a function of beginning dividend yields and long-term earnings growth. During the past 5 years, prices have risen much faster than earnings as positive fundamentals have been incorporated into prices on a leveraged basis.

The combination of long-term evidence and short-term experience has led investors to believe positive near-term fundamentals are highly correlated with positive stock price behavior. Valuation seems to have been forgotten, due in part to its apparent absence in the price/performance equation over last several years, and no doubt in part by the dismal record of value investors over the same period.

The question for investors is always: where is the best value in the market? Five years ago, growth was undervalued and technology was particularly undervalued. After years of spectacular out-performance, we think growth is at best fairly valued and that many (not all) of the largest, most visible technology names are over-priced.

In contrast, outside of the growth indices, many stocks appear undervalued, with the median price-earnings ratio of the 1700 stocks in the Value Line index at only 13.3x earnings. The re-appearance of dormant former corporate raiders such as Carl Icahn and the formation of numerous buy-out funds testify to the opportunities presented by modest valuations in many "old economy" companies.

We believe that in the next few years growth investors will become reacquainted with valuation as high growth names under-perform their fundamentals and that value investors will once again become reacquainted with solid performance in their portfolios.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                    [GRAPH]

                                                                EQUITY PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 14, 1971)              S&P 500 INDEX
                                                                ----------------------------              -------------
                                                                            10000                              10000
'88                                                                       12236.2                            11645.2
                                                                          12367.1                            12052.8
'89                                                                       14124.4                            14034.3
                                                                          15237.5                            15847.5
'90                                                                       15798.2                            16335.6
                                                                          14649.7                            15345.7
'91                                                                       15814.3                            17543.2
                                                                          17606.1                            20032.6
'92                                                                       17370.2                            19904.4
                                                                          18935.2                            21568.4
'93                                                                       20016.4                              22608
                                                                          21605.7                            23722.5
'94                                                                       20916.5                            22911.2
                                                                            21659                            24033.9
'95                                                                       25247.9                            28876.7
                                                                          27550.5                            33029.2
'96                                                                       30211.9                            36398.1
                                                                          32607.7                            40653.1
'97                                                                       36592.4                            48986.9
                                                                          38531.8                            54169.8
'98                                                                       41934.1                            63763.2
                                                                          40734.8                            69648.6
'99                                                                       44510.9                            78271.1
                                                                          48828.5                            84305.8
'00                                                                       47285.5                            83943.3

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 EQUITY HOLDINGS AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  America Online Inc.                     7.12
 2.  Gateway Inc.                            6.30
 3.  UnitedHealth Group                      4.69
 4.  MCI WorldCom Inc.                       4.54
 5.  Waste Management                        4.28
 6.  Nextel                                  3.54
 7.  Eastman Kodak Company                   3.35
 8.  WPP Group PLC                           3.33
 9.  Citigroup Inc.                          3.20
10.  Aetna Inc.                              3.15

 TOP 5 INDUSTRIES AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Banking                                13.82
 2.  Telecommunications & Cellular          12.29
 3.  Computer & Related                     11.12
 4.  Financial Services                      9.00
 5.  Medical & Related                       7.27

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                     MARKET
  SHARES              U.S. COMMON STOCK              VALUE
--------------------------------------------------------------
              AUTOMOTIVE & RELATED (1.4%)
     79,000   General Motors Corp. .............  $  4,586,938
                                                  ------------
              BANKING (11.5%)
    302,000   Bank One Corp. ...................     8,021,875
    105,000   Bank of America Corp. ............     4,515,000
    180,999   Chase Manhattan Corp. ............     8,337,266
    237,000   Fleet Boston Financial Corp. .....     8,058,000
    347,000   Washington Mutual Inc. ...........    10,019,625
                                                  ------------
                                                    38,951,766
                                                  ------------
              COMPUTER & RELATED (11.1%)
     92,134   *Dell Computer Corp. .............     4,543,358
    384,000   *Gateway Inc. ....................    21,792,000
     84,000   International Business Machines...     9,203,250
    202,982   *Storage Technology Corp. ........     2,220,116
                                                  ------------
                                                    37,758,724
                                                  ------------
              COMPUTER SOFTWARE (7.3%)
    467,000   *America Online Inc. .............    24,634,250
                                                  ------------
              CONSUMER PRODUCTS (6.2%)
        110   *Berkshire Hathaway Inc. CL A.....     5,918,000
    195,000   Eastman Kodak Co. ................    11,602,500
    260,000   Mattel Inc. ......................     3,428,750
                                                  ------------
                                                    20,949,250
                                                  ------------
              ENTERTAINMENT & LEISURE (0.8%)
    108,832   *Metro-Goldwyn-Mayer Inc. ........     2,843,236
                                                  ------------
              FINANCIAL SERVICES (9.0%)
     87,000   Bear Stearns Co. Inc. ............     3,621,375
    184,000   Citigroup Inc. ...................    11,086,000
    163,000   Fannie Mae........................     8,506,563
     68,000   Freddie Mac.......................     2,754,000
    169,000   MBNA Corp. .......................     4,584,125
                                                  ------------
                                                    30,552,063
                                                  ------------
              FOOD & RELATED (4.5%)
    289,000   Albertson's Inc. .................     9,609,250
    250,000   *Kroger Co. ......................     5,515,625
                                                  ------------
                                                    15,124,875
                                                  ------------
              HOTEL/LODGING (3.7%)
    153,747   MGM Grand Inc. ...................     4,939,122
    237,000   Starwood Hotels & Resorts
               Worldwide........................     7,658,063
                                                  ------------
                                                    12,597,185
                                                  ------------
              INSURANCE SERVICES (6.0%)
    170,000   Aetna Inc. .......................    10,911,875
    210,000   MGIC Investment Corp. ............     9,555,000
                                                  ------------
                                                    20,466,875
                                                  ------------

                                                     MARKET
  SHARES              U.S. COMMON STOCK              VALUE
--------------------------------------------------------------
              MANUFACTURING (0.9%)
     63,000   Danaher Corp. ....................  $  3,114,563
                                                  ------------
              MEDICAL & RELATED (7.3%)
    290,000   *Foundation Health Systems
               Inc. ............................     3,770,000
     24,000   McKesson HBOC Inc. ...............     4,690,000
          1   *Quorum Health Group Inc. ........             5
    189,000   United Healthcare Corp. ..........    16,206,750
                                                  ------------
                                                    24,666,755
                                                  ------------
              RETAIL (4.4%)
    250,000   *Amazon.com Inc. .................     9,078,125
    412,000   *Toys 'R' Us Inc. ................     5,999,750
                                                  ------------
                                                    15,077,875
                                                  ------------
              TELECOMMUNICATIONS & CELLULAR (8.2%)
    342,000   *MCI Worldcom Inc. ...............    15,689,250
    200,000   *Nextel Communications Inc. ......    12,237,500
                                                  ------------
                                                    27,926,750
                                                  ------------
              WASTE DISPOSAL (4.4%)
    780,000   Waste Management Inc. ............    14,820,000
                                                  ------------
              TOTAL U.S. COMMON STOCK (86.7%)
               (COST $297,954,122)..............  $294,071,105
                                                  ------------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
             FINLAND (2.7%)
             TELECOMMUNICATIONS & CELLULAR (2.7%)
   180,000   Nokia Corp. SP-ADR................  $  8,988,750
                                                 ------------
             MEXICO (1.4%)
             TELECOMMUNICATIONS & CELLULAR (1.4%)
    84,000   Telefonos de Mexico SP-ADR........     4,798,500
                                                 ------------
             NETHERLANDS (0.3%)
             ELECTRICAL EQUIPMENT (0.3%)
    18,400   Koninklijke Philips Electronics...       874,000
                                                 ------------
             UNITED KINGDOM (5.7%)
             ADVERTISING (3.4%)
   788,989   *WPP Group PLC....................    11,526,418
             BANKING (2.3%)
   843,098   *Lloyds TSB Group PLC.............     7,964,494
                                                 ------------
             TOTAL UNITED KINGDOM..............    19,490,912
                                                 ------------
             TOTAL FOREIGN COMMON STOCK (10.1%)
              (COST $25,445,689)...............  $ 34,152,162
                                                 ------------
             TOTAL COMMON STOCK (96.8%) (COST
              $323,399,811)....................  $328,223,267
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

   FACE                                              MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
--------------------------------------------------------------
              FINANCIAL (5.7%)
$ 9,302,963   Banc of America 6.82% 07/03/00
               repurchase price $9,308,178
               collateralized by FNMA
               certificates pool #c29216 due
               07/01/29 (Cost $9,302,963).......  $  9,302,963
 10,000,000   Goldman Sachs 6.82% 07/03/00
               repurchase price $10,005,605
               (Cost $10,000,000)...............    10,000,000
                                                  ------------
              TOTAL SHORT-TERM NOTES (5.7%)
               (COST $19,302,963)...............  $ 19,302,963
                                                  ------------
              TOTAL HOLDINGS (102.5%) (COST
               $342,702,774) (A)................  $347,526,230
                                                  ------------
              LIABILITIES, NET OF CASH &
               RECEIVABLES (-2.5%)..............    (8,498,414)
                                                  ------------
              TOTAL NET ASSETS (100.0%).........  $339,027,816
                                                  ============

---------------

  *  Non-income producing securities.
ADR (American depository receipt) represents ownership of foreign securities.
(a) Represents cost for financial reporting and federal income tax purposes. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2000 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $342,702,774)...........  $347,526,230
  Cash in bank.............................        19,143
  Receivable for securities sold...........       548,258
  Receivable for fund shares sold..........        72,413
  Dividends and accrued interest
    receivable.............................       595,197
  Other....................................        16,340
                                             ------------
    Total assets...........................   348,777,581
                                             ------------
Liabilities:
  Payable for securities purchased.........     8,714,471
  Payable for fund shares redeemed.........       495,604
  Payable for investment management
    services (note 3)......................       223,977
  Other accrued expenses...................        42,713
  Dividends payable........................       273,000
                                             ------------
    Total liabilities......................     9,749,765
                                             ------------
Net assets at market value.................  $339,027,816
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 13,276,435
  Paid-in capital in excess of par value...   298,524,067
  Accumulated undistributed net realized
    gain on investments....................    22,149,599
  Net unrealized appreciation on
    investments (note 1)...................     4,823,456
  Undistributed net investment income......       254,259
                                             ------------
Net assets at market value.................  $339,027,816
                                             ============
Shares outstanding (note 4)................    13,276,435
Net asset value per share..................  $      25.54
                                             ============

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2000 (Unaudited)

Investment income:
  Interest.................................  $    401,663
  Dividends................................     1,494,801
                                             ------------
    Total investment income................     1,896,464
                                             ------------
Expenses:
  Management fees (note 3).................     1,284,840
  Custodian fees (note 3)..................        27,598
  Directors' fees (note 3).................         3,858
  Professional fees........................         4,794
  Accounting and transfer agent fees.......        83,315
  Other....................................        24,377
                                             ------------
    Total expenses.........................     1,428,782
                                             ------------
    Net investment income..................  $    467,682
                                             ------------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments.......  $ 22,149,599
  Net decrease in unrealized appreciation
    on investments.........................   (32,933,570)
                                             ------------
    Net loss on investments................   (10,783,971)
                                             ------------
    Net decrease in net assets from
      operations...........................  $(10,316,289)
                                             ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2000      YEAR ENDED
                                                                (UNAUDITED)          1999
                                                              ----------------   -------------
From operations:
  Net investment income.....................................   $     467,682     $     881,759
  Realized gain on investments..............................      22,149,599       127,818,941
  Unrealized appreciation (depreciation) on investments.....     (32,933,570)      (74,881,941)
                                                               -------------     -------------
      Net increase (decrease) in net assets from
       operations...........................................     (10,316,289)       53,818,759
                                                               -------------     -------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................        (213,423)         (882,082)
  Capital gains distributions...............................      (1,104,920)     (126,714,022)
  Return of capital.........................................               0           (48,644)
                                                               -------------     -------------
      Total dividends and distributions.....................      (1,318,343)     (127,644,748)
                                                               -------------     -------------
From capital share transactions (note 4):
  Received from shares sold.................................      38,098,791        37,074,219
  Received from dividends reinvested........................       1,318,343       127,644,748
  Paid for shares redeemed..................................     (18,368,953)      (58,181,642)
                                                               -------------     -------------
      Increase in net assets derived from capital share
       transactions.........................................      21,048,181       106,537,325
                                                               -------------     -------------
         Increase in net assets.............................       9,413,549        32,711,336
Net Assets:
  Beginning of period.......................................     329,614,267       296,902,931
                                                               -------------     -------------
  End of period (a).........................................   $ 339,027,817     $ 329,614,267
                                                               =============     =============
(a) Includes undistributed net investment income of.........   $     254,259     $           0
                                                               =============     =============

 FINANCIAL HIGHLIGHTS

                                                                 SIX MONTHS ENDED          YEARS ENDED DECEMBER 31,
                                                                  JUNE 30, 2000     ---------------------------------------
                                                                   (UNAUDITED)       1999       1998       1997       1996
                                                                 ----------------    ----      ------     ------     ------
Per share data:
Net asset value, beginning of period........................         $ 26.48        $36.31     $35.44     $32.30     $28.58
Income from investment operations:
  Net investment income.....................................            0.04          0.12       0.45       0.51       0.47
  Net realized & unrealized gain on investments.............           (0.87)         6.85       1.56       5.24       4.58
                                                                     -------        ------     ------     ------     ------
    Total income from investment operations.................           (0.83)         6.97       2.01       5.75       5.05
                                                                     -------        ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................           (0.02)        (0.11)     (0.45)     (0.63)     (0.46)
  Distributions from net realized capital gains.............           (0.09)       (16.68)     (0.69)     (1.98)     (0.87)
  Return of capital.........................................            0.00         (0.01)      0.00       0.00       0.00
                                                                     -------        ------     ------     ------     ------
    Total distributions.....................................           (0.11)       (16.80)     (1.14)     (2.61)     (1.33)
                                                                     -------        ------     ------     ------     ------
Net asset value, end of period..............................         $ 25.54        $26.48     $36.31     $35.44     $32.30
                                                                     =======        ======     ======     ======     ======
Total return................................................           (3.16)%(b)    19.87%      5.72%     18.17%     18.35%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................            0.88%(a)      0.76%      0.64%      0.67%      0.73%
  Ratio of net investment income to average net assets......            0.29%(a)      0.31%      1.25%      1.43%      1.60%
Portfolio turnover rate.....................................              30%          124%        25%        19%        11%
Net assets at end of period (millions)......................         $ 339.0        $329.6     $296.9     $288.1     $232.8

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

   FACE                                            AMORTIZED
  AMOUNT              SHORT-TERM NOTES               COST
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (9.9%)
$2,438,000   American Honda Finance 6.570%
              09/08/00..........................  $ 2,407,299
 2,012,000   Ford Motor Credit Corp. 6.530%
              07/26/00..........................    2,002,876
 2,021,000   General Motors Acceptance Corp.
              6.480% 07/12/00...................    2,016,998
                                                  -----------
                                                    6,427,173
                                                  -----------
             BUSINESS SERVICES (6.1%)
 1,000,000   PHH Corp. 6.770% 07/19/00..........      996,615
 2,962,000   Xerox Corp. 6.680% 07/05/00........    2,959,802
                                                  -----------
                                                    3,956,417
                                                  -----------
             CHEMICALS (5.3%)
 1,450,000   Great Lakes Chemical 6.750%
              07/28/00..........................    1,442,659
 2,000,000   Sherwin-Williams 6.550% 08/09/00...    1,985,808
                                                  -----------
                                                    3,428,467
                                                  -----------
             COMMUNICATIONS (3.3%)
   649,000   AT&T 6.560% 07/11/00...............      647,817
 1,500,000   AT&T 6.570% 08/25/00...............    1,484,944
                                                  -----------
                                                    2,132,761
                                                  -----------
             CONSUMER PRODUCTS (4.2%)
 2,720,000   Eastman Kodak 6.080% 07/07/00......    2,717,244
                                                  -----------
             ELECTRONIC/SEMICONDUCTORS (3.6%)
 2,336,000   Eaton Corp. 6.630% 07/17/00........    2,329,117
                                                  -----------
             ENTERTAINMENT & LEISURE (2.6%)
 1,714,000   Walt Disney Co. 6.420% 07/19/00....    1,708,498
                                                  -----------
             FOOD & RELATED (7.1%)
 1,717,000   Coca Cola 6.060% 07/05/00..........    1,715,844
   651,000   Coca Cola 6.520% 07/11/00..........      649,821
 2,229,000   Fortune Brands 6.100% 07/10/00.....    2,225,601
                                                  -----------
                                                    4,591,266
                                                  -----------
             FINANCE (31.5%)
   850,000   Allmerica Financial 6.600%
              07/25/00..........................      846,260
 1,342,000   Allmerica Financial 6.620%
              08/15/00..........................    1,330,895
 2,315,000   American Express Credit 6.520%
              07/27/00..........................    2,304,099
 2,685,000   American General Finance 6.570%
              07/18/00..........................    2,676,670
 1,439,000   Associates Corp. 6.450% 07/06/00...    1,437,711
 1,500,000   Associates First Capital 6.630%
              07/06/00..........................    1,498,619
 1,605,000   CIT Group 6.540% 07/21/00..........    1,599,169
 2,044,000   GE Capital 6.530% 08/14/00.........    2,027,687
 2,240,000   Household Finance 6.500%
              07/19/00..........................    2,232,720
 1,711,000   Textron Financial Corp. 6.550%
              07/18/00..........................    1,705,708
 2,730,000   USAA Capital Corp. 6.370%
              07/14/00..........................    2,723,720
                                                  -----------
                                                   20,383,258
                                                  -----------

   FACE                                            AMORTIZED
  AMOUNT              SHORT-TERM NOTES               COST
-------------------------------------------------------------
             INSURANCE (4.8%)
$2,139,000   Prudential Funding 6.520%
              07/13/00..........................  $ 2,134,351
 1,008,000   Safeco Corp. 6.800% 08/11/00.......    1,000,194
                                                  -----------
                                                    3,134,545
                                                  -----------
             MACHINERY & EQUIPMENT (2.8%)
 1,812,000   John Deere Capital Corp. 6.470%
              07/03/00..........................    1,811,349
                                                  -----------
             MEDIA & PUBLISHING (10.3%)
 2,195,000   Gannett 6.510% 07/28/00............    2,184,283
 2,419,000   Knight-Ridder 6.530% 07/24/00......    2,408,907
 2,072,000   Tribune Co. 6.550% 08/08/00........    2,057,674
                                                  -----------
                                                    6,650,864
                                                  -----------
             METALS & MINING (1.4%)
   898,000   Alcoa Inc. 6.500% 07/20/00.........      894,919
                                                  -----------
             OIL, ENERGY & NATURAL GAS (7.8%)
 1,954,000   Chevron USA 6.550% 07/03/00........    1,953,289
 3,114,000   Consolidated Natural Gas 6.650%
              07/31/00..........................    3,096,743
                                                  -----------
                                                    5,050,032
                                                  -----------
             RETAIL (3.5%)
 2,274,000   Walmart Stores 6.500% 07/18/00.....    2,267,020
                                                  -----------
             UTILITIES (4.7%)
 2,047,000   Edison International 6.650%
              08/16/00..........................    2,029,606
 1,000,000   Texas Utilities 6.780% 07/18/00....      996,798
                                                  -----------
                                                    3,026,404
                                                  -----------
             WIRELESS EQUIPMENT (2.0%)
 1,308,000   Motorola Inc. 6.540% 08/24/00......    1,295,169
                                                  -----------
             TOTAL SHORT-TERM NOTES (110.9%)
              (COST $71,804,503)................  $71,804,503
                                                  -----------
             TOTAL HOLDINGS (110.9%)
              (COST $71,804,503)(a).............  $71,804,503
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-10.9%)..............   (7,059,998)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $64,744,505
                                                  ===========

---------------

(a) Also represents cost for federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2000 (Unaudited)

Assets:
  Investments in securities at value (note
    1) (cost $71,804,503)...................  $71,804,503
  Cash in bank..............................          928
  Receivable for fund shares sold...........      132,550
  Interest receivable.......................      390,300
  Other.....................................        1,684
                                              -----------
    Total assets............................   72,329,965
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........    7,168,967
  Payable for investment management services
    (note 3)................................       13,712
  Other accrued expenses....................           55
  Dividends payable.........................      402,726
                                              -----------
    Total liabilities.......................    7,585,460
                                              -----------
Net assets at market value..................  $64,744,505
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 6,474,773
  Paid-in capital in excess of par value....   58,269,732
                                              -----------
Net assets at market value..................  $64,744,505
                                              ===========
Shares outstanding (note 4).................    6,474,773
Net asset value per share...................  $     10.00
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2000 (Unaudited)

Investment income:
  Interest...................................  $2,030,756
                                               ----------
Expenses:
  Management fees (note 3)...................      98,015
  Custodian fees (note 3)....................       4,236
  Directors' fees (note 3)...................         835
  Professional fees..........................       4,039
  Accounting and transfer agent fees.........      14,718
  Other......................................       5,288
                                               ----------
    Total expenses...........................     127,131
    Less fees waived (note 3)................     (16,336)
                                               ----------
      Net expenses...........................     110,795
                                               ----------
    Net investment income....................  $1,919,961
                                               ----------
    Net increase in net assets from
      operations.............................  $1,919,961
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2000      YEAR ENDED
                                                                (UNAUDITED)          1999
                                                              ----------------   ------------
From operations:
      Net investment income from operations.................    $  1,919,961     $  2,578,576
                                                                ------------     ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (1,919,961)      (2,578,576)
                                                                ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................     241,741,923      223,206,883
  Received from dividends reinvested........................       1,919,961        2,578,576
  Paid for shares redeemed..................................    (246,075,460)    (203,029,030)
                                                                ------------     ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................      (2,413,576)      22,756,429
                                                                ------------     ------------
         Increase (decrease) in net assets..................      (2,413,576)      22,756,429
Net Assets:
  Beginning of period.......................................      67,158,081       44,401,652
                                                                ------------     ------------
  End of period.............................................    $ 64,744,505     $ 67,158,081
                                                                ============     ============

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2000       ---------------------------------------
                                                                (UNAUDITED)         1999       1998       1997       1996
                                                              ----------------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................       $10.00          $10.00     $10.00     $10.00     $10.00
Income from investment operations:
  Net investment income.....................................         0.29            0.49       0.52       0.52       0.50
                                                                   ------          ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................        (0.29)          (0.49)     (0.52)     (0.52)     (0.50)
                                                                   ------          ------     ------     ------     ------
Net asset value, end of period..............................       $10.00          $10.00     $10.00     $10.00     $10.00
                                                                   ======          ======     ======     ======     ======
Total return................................................         2.96%(b)        5.02%      5.39%      5.37%      5.17%
Ratios net of fees waived by advisor:
  Ratio of expenses to average net assets...................         0.34%(a)        0.36%      0.36%      0.38%      0.44%
  Ratio of net investment income to average net assets......         5.87%(a)        4.90%      5.26%      5.11%      4.98%
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets...................         0.39%(a)        0.41%      0.41%      0.43%      0.49%
Net assets at end of period (millions)......................       $ 64.7          $ 67.2     $ 44.4     $ 29.1     $ 25.6

---------------

(a) Annualized.
(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 OBJECTIVE

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with preservation of capital.

 PERFORMANCE AS OF JUNE 30, 2000

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                     3.63%
Three-year                                   4.72%
Five-year                                    5.52%
Ten-year                                     7.07%
Since inception (11/2/82)                    7.93%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Bond Portfolio trailed the Lehman Brothers Government/ Corporate Intermediate Index for the first 6 months of this year 2.70% to 4.16%. Conditions in the fixed income market have improved slightly in the first half of this year after a most difficult year in 1999. While we trail the index slightly in the first 6 months, our performance relative to most fund competitors would show us generally in the top half of comparable funds.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                 BOND PORTFOLIO                  LEHMAN BROS. GOVT./CORP. INDEX -
                                                    (Commenced operations November 2, 1982)                INTERMEDIATE
                                                                 --------------                  --------------------------------
                                                                      10000                                    10000
'88                                                                 10954.1                                  11376.7
                                                                    11313.4                                  11634.9
'89                                                                 11962.8                                  12540.1
                                                                      12525                                  13119.5
'90                                                                 12914.5                                  13520.9
                                                                    13503.4                                  14322.7
'91                                                                 14104.3                                  14944.3
                                                                    15253.9                                  16416.3
'92                                                                 15777.1                                  16910.5
                                                                    16403.4                                  17593.6
'93                                                                   17673                                  18675.6
                                                                    18157.3                                  19127.6
'94                                                                 17343.8                                  18622.6
                                                                      17460                                  18754.8
'95                                                                 19541.3                                  20553.4
                                                                    20760.6                                  21624.3
'96                                                                 20463.8                                  21578.9
                                                                    21529.9                                  22500.3
'97                                                                 22266.2                                    23137
                                                                    23528.7                                  24270.7
'98                                                                 24189.9                                  25103.2
                                                                    24755.9                                  26305.7
'99                                                                 24676.7                                  26153.1
                                                                    24898.8                                  26406.8
'00                                                                 25571.1                                  27254.5

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Household Finance 6.88%
     07/03/00                               4.32
 2.  Franchise Finance Co 8.25%
     10/30/03                               4.05
 3.  Anixter 8.00% 09/15/03                 4.00
 4.  US Industries Inc/US 7.125%
     10/15/03                               3.98
 5.  Thermo Electron Conv 4.25%
     01/01/03                               3.77
 6.  Dial Corp 6.50% 09/15/08               3.72
 7.  Colonial 8.05% 07/15/06                3.52
 8.  Abitibi Consolidated Inc. 7.40%
     04/01/18                               3.51
 9.  Delta Air Lines 7.70% 12/15/16         2.75
10.  Texas Utilities 7.48% 01/01/17         2.74

 TOP 5 INDUSTRIES AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Electrical Equipment                   9.40
 2.  Industrial Services                    7.37
 3.  Oil, Energy, & Natural Gas             7.14
 4.  Real Estate and Leasing                7.14
 5.  Utilities                              6.78

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             AIR COURIER (1.6%)
$  426,471   Federal Express Inc. 7.020%
              01/15/16..........................  $   392,105
                                                  -----------
             AUTOMOTIVE & RELATED (0.4%)
   100,000   Arvin Industries 10.000%
              08/01/00..........................      100,061
                                                  -----------
             BUILDING & CONSTRUCTION (1.4%)
   500,000   Owens Corning 7.500% 05/01/05......      347,193
                                                  -----------
             BUSINESS SERVICES (1.9%)
   500,000   Cendant Corp. 7.750% 12/01/03......      483,221
                                                  -----------
             CHEMICALS (2.2%)
   700,000   Mississippi Chemical Corp. 7.250%
              11/15/17..........................      563,494
                                                  -----------
             COMMUNICATIONS (1.8%)
   200,000   Comcast Cable Communications 8.375%
              05/01/07..........................      204,125
   250,000   Tele-Communications, Inc. 8.250%
              01/15/03..........................      256,704
                                                  -----------
                                                      460,829
                                                  -----------
             COMPUTER & RELATED (1.1%)
   300,000   Apple Computer Inc. 6.500%
              02/15/04..........................      275,250
                                                  -----------
             CONSUMER GOODS (3.6%)
 1,000,000   Dial Corp. 6.500% 09/15/08.........      913,388
                                                  -----------
             ELECTRICAL EQUIPMENT (9.4%)
 1,000,000   Anixter Intl. 8.000% 09/15/03......      982,086
   500,000   Great Lakes Power 8.300%
              03/01/05..........................      494,108
   500,000   Pioneer 8.500% 08/01/06............      481,457
   400,000   Tektronix Inc. 7.500% 08/01/03.....      401,816
                                                  -----------
                                                    2,359,467
                                                  -----------
             ENTERTAINMENT & LEISURE (2.5%)
   700,000   Mirage Resorts Inc. 6.750%
              02/01/08..........................      618,783
                                                  -----------
             FOOD & RELATED (1.7%)
   500,000   Gruma, SA de C.V. (Mexico) 7.625%
              10/15/07..........................      428,125
                                                  -----------
             FINANCIAL SERVICES (5.9%)
 1,000,000   Franchise Finance Corp. of America
              8.250% 10/30/03...................      994,805
   500,000   St. Paul Bancorp Inc. 7.125%
              02/15/04..........................      484,461
                                                  -----------
                                                    1,479,266
                                                  -----------
             FOREIGN GOVERNMENT (1.8%)
   200,000   British Columbia (United Kingdom)
              7.000% 01/15/03...................      199,562
   250,000   Province of Quebec (Canada) 8.625%
              01/19/05..........................      261,462
                                                  -----------
                                                      461,024
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             FORESTRY & PAPER PRODUCTS (5.6%)
$1,000,000   Abitibi Consolidated Inc. 7.400%
              04/01/18..........................  $   862,085
   300,000   Boise Cascade Co. 9.850%
              06/15/02..........................      307,289
   250,000   ITT Rayonier Inc. 7.500%
              10/15/02..........................      250,093
                                                  -----------
                                                    1,419,467
                                                  -----------
             HOTEL/LODGING (2.5%)
   700,000   ITT Destinations 6.750% 11/15/05...      633,857
                                                  -----------
             HOUSING, FURNITURE &
              RELATED (0.5%)
   140,000   Armstrong World 9.750% 04/15/08....      133,528
                                                  -----------
             INDUSTRIAL SERVICES (7.3%)
   400,000   R&B Falcon Corp. Series B 6.750%
              04/15/05..........................      362,000
   500,000   Tenaska Georgia Partners LP 9.500%
              02/01/30..........................      507,500
 1,000,000   US Industries Inc. (144A) 7.125%
              10/15/03..........................      978,594
                                                  -----------
                                                    1,848,094
                                                  -----------
             INSURANCE (2.5%)
   250,000   Continental Corp. 7.250%
              03/01/03..........................      241,528
   400,000   Transamerica Finance Corp. 7.500%
              03/15/04..........................      395,601
                                                  -----------
                                                      637,129
                                                  -----------
             MACHINERY (3.7%)
 1,000,000   Thermo Electron (144A) 4.250%
              01/01/03..........................      926,250
                                                  -----------
             MEDICAL & RELATED (4.5%)
   250,000   Bergen Brunswig 7.375% 01/15/03....      216,356
   300,000   Cardinal Health Inc. 6.500%
              02/15/04..........................      289,769
   700,000   Watson Pharmaceuticals 7.125%
              05/15/08..........................      626,000
                                                  -----------
                                                    1,132,125
                                                  -----------
             METALS & MINING (1.9%)
   500,000   Cyprus Minerals 6.625% 10/15/05....      470,944
                                                  -----------
             OIL, ENERGY & NATURAL GAS (7.1%)
   200,000   Atlantic Richfield 8.550%
              03/01/12..........................      218,289
   100,000   DeKalb Energy 9.875% 07/15/00......      100,034
   500,000   Husky Oil Ltd. 8.900% 08/15/28.....      471,234
   125,000   Marathon Oil 7.000% 06/01/02.......      124,468
   400,000   PDV America Inc. 7.875% 08/01/03...      378,584
   500,000   System Energy 7.800% 08/01/00......      499,874
                                                  -----------
                                                    1,792,483
                                                  -----------
             REAL ESTATE & LEASING (7.1%)
   300,000   Avalon Properties Inc. 7.375%
              09/15/02..........................      296,201
   900,000   Colonial Realty 8.050% 07/15/06....      864,595
   500,000   Security Capital US Realty 2.500%
              05/22/03..........................      385,625
   250,000   Sun Communities 7.625% 05/01/03....      244,494
                                                  -----------
                                                    1,790,915
                                                  -----------
             RESTAURANTS (1.9%)
   500,000   Wendy's Inc. 6.350% 12/05/05.......      478,676
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             TRANSPORTATION (6.6%)
$  250,000   American President Cos. Ltd. 7.125%
              11/15/03..........................  $   189,775
   700,000   Delta Air Lines 7.700% 12/15/05....      675,144
   350,000   Illinois Central Gulf Railroad
              6.750% 05/15/03...................      347,114
   474,140   Northwest Airlines 8.070%
              01/02/15..........................      453,342
                                                  -----------
                                                    1,665,375
                                                  -----------
             UTILITIES (698%)
   200,000   Cleveland Electric Illum. 7.625%
              08/01/02..........................      199,145
   250,000   Kansas City Gas & Electric 8.290%
              03/29/16..........................      216,125
   200,000   Old Dominion Electric 8.760%
              12/01/22..........................      208,028
   200,000   Sprint Corp. 8.125% 07/15/02.......      204,140
   700,000   Texas Utilities 7.480% 01/01/17....      674,428
   200,000   Toledo Edison Co. 7.875%
              08/01/04..........................      199,606
                                                  -----------
                                                    1,701,472
                                                  -----------
             TOTAL LONG-TERM BONDS & NOTES
              (93.4%) (COST $24,672,868)........  $23,512,521
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             FINANCE (4.2%)
$1,063,000   Household Finance 6.880%
              07/03/00..........................  $ 1,062,594
                                                  -----------
             TOTAL SHORT-TERM NOTES (4.2%) (COST
              $1,062,594).......................  $ 1,062,594
                                                  -----------
             TOTAL HOLDINGS (97.6%) (COST
              $25,735,462)(a)...................  $24,575,115
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (2.4%)................      596,002
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $25,171,117
                                                  ===========

---------------

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $1,904,844 or 7.6% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

  (a) Represents cost for federal income tax and financial reporting purposes. See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2000 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $25,735,461).............  $24,575,115
  Cash in bank..............................          639
  Receivable for fund shares sold...........       81,421
  Dividends and accrued interest
    receivable..............................      936,161
  Other.....................................        1,310
                                              -----------
    Total assets............................   25,594,646
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........        2,087
  Payable for investment management services
    (note 3)................................       12,295
  Other accrued expenses....................       16,147
  Dividends payable.........................      393,000
                                              -----------
    Total liabilities.......................      423,529
                                              -----------
Net assets at market value..................  $25,171,117
                                              ===========
Net assets consist of:
  Par value, $1 per share...................    2,511,516
  Paid-in capital in excess of par value....   23,698,310
  Accumulated net realized loss on
    investments (note 1)....................     (305,798)
  Net unrealized depreciation on investments
    (note 1)................................   (1,160,346)
  Undistributed net investment income.......      427,435
                                              -----------
Net assets at market value..................  $25,171,117
                                              ===========
Shares outstanding (note 4).................    2,511,516
Net asset value per share...................  $     10.02
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2000 (Unaudited)

Investment income:
  Interest....................................  $949,755
  Dividends...................................     4,740
                                                --------
    Total investment income...................   954,495
                                                --------
Expenses:
  Management fees (note 3)....................    74,595
  Custodian fees (note 3).....................     2,535
  Directors' fees (note 3)....................       339
  Professional fees...........................     3,913
  Accounting and transfer agent fees..........    13,029
  Other.......................................     2,130
                                                --------
    Total expenses............................    96,541
                                                --------
    Net investment income.....................  $857,954
                                                --------
Unrealized loss on investments:
  Net increase in unrealized depreciation on
    investments...............................  (191,467)
                                                --------
    Net loss on investments...................  (191,467)
                                                --------
    Net increase in net assets from
      operations..............................  $666,487
                                                ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2000     YEAR ENDED
                                                                (UNAUDITED)         1999
                                                              ----------------   -----------
From operations:
  Net investment income.....................................    $   857,954      $ 1,759,320
  Realized loss on investments..............................              0          (31,297)
  Unrealized depreciation on investments....................       (191,467)      (1,582,737)
                                                                -----------      -----------
      Net increase in net assets from operations............        666,487          145,286
                                                                -----------      -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................       (448,943)      (1,743,554)
                                                                -----------      -----------
From capital share transactions (note 4):
  Received from shares sold.................................      2,338,939        5,505,101
  Received from dividends reinvested........................        448,943        1,743,554
  Paid for shares redeemed..................................     (3,817,977)      (8,047,905)
                                                                -----------      -----------
      Decrease in net assets derived from capital share
       transactions.........................................     (1,030,095)        (799,250)
                                                                -----------      -----------
         Decrease in net assets.............................       (812,551)      (2,397,518)
Net Assets:
  Beginning of period.......................................     25,983,668       28,381,186
                                                                -----------      -----------
  End of period (a).........................................    $25,171,117      $25,983,668
                                                                ===========      ===========
(a) Includes undistributed net investment income of.........    $   427,435      $    18,426
                                                                ===========      ===========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2000       ---------------------------------------
                                                                (UNAUDITED)         1999       1998       1997       1996
                                                              ----------------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................       $ 9.94          $10.56     $10.68     $10.62     $10.93
Income (loss) from investment operations:
  Net investment income.....................................         0.34            0.68       0.67       0.71       0.69
  Net realized and unrealized gain (loss) on investments....        (0.08)          (0.62)     (0.12)      0.23      (0.32)
                                                                   ------          ------     ------     ------     ------
    Total income from investment operations.................         0.26            0.06       0.55       0.94       0.37
                                                                   ------          ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................        (0.18)          (0.68)     (0.67)     (0.88)     (0.68)
                                                                   ------          ------     ------     ------     ------
Net asset value, end of period..............................       $10.02          $ 9.94     $10.56     $10.68     $10.62
                                                                   ======          ======     ======     ======     ======
Total return................................................         2.70%(b)        0.58%      5.22%      9.28%      3.71%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................         0.77%(a)        0.77%      0.72%      0.78%      0.79%
  Ratio of net investment income to average net assets......         6.86%(a)        6.57%      6.21%      6.67%      6.54%
Portfolio turnover rate.....................................            0%              8%        12%        10%         3%
Net assets at end of period (millions)......................       $ 25.2          $ 26.0     $ 28.4     $ 21.8     $ 20.8

---------------

(a) Annualized.
(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 OBJECTIVE

The Omni Portfolio seeks a high level of long-term total rate of return consistent with prudent investment risks. Total return consists of current income and capital appreciation.

 PERFORMANCE AS OF JUNE 30, 2000

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                      8.19%
Three-year                                    8.52%
Five-year                                    12.10%
Ten-year                                     11.06%
Since inception (9/10/84)                    11.32%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.
 COMMENTS

The Omni Portfolio has gone through a transformation process over the last six months. Current management took over the portfolio in mid-February and sped up a process that was already underway to make it more growth oriented. The fund has had good performance as a result of the new strategy. Year-to-date performance was 3.00%; vs. 1.39% for the combined Russell 3000 and Lehman Brothers Government/Corporate Intermediate Indexes. The fund has been re-positioned to reflect the higher valuations that the market has placed on faster-growing companies. Much larger weightings have been given to the technology sector and this has improved the fund's performance. In addition, fixed income positions have been consolidated and longer duration securities are being replaced with shorter duration securities. The portfolio will be allocated between stocks, bonds and cash to achieve its objective. Currently, approximately 85% of the fund is invested in stocks, 10% in bonds and 5% in cash. Management feels that the equity market currently offers the most upside in total return and is positioned accordingly.

Sustainable improved performance is expected due to the increased weighting in larger, faster-growing technology companies combined with decreased weighting in smaller, value-oriented companies. The market is rewarding growth-style companies with superior valuations and stock performance and the fund now reflects this. The portfolio has large allocations to the Computer and Related Industries as well as the Communications and Electrical Equipment Industries. The fund prefers investments in infrastructure and related suppliers to the telecommunication and networking areas as businesses build capacity for their information needs.

We have under-weighted the Basic Materials and Financial Sectors. Despite the income stream that financials provide, they have been pruned down because of the current interest rate environment. We will continue to monitor them and others as well to capture any potential. Much of the opportunity that is available will be dependent on the monetary policy of the Federal Reserve and we will be positioned accordingly.

We will continue to be fully invested while keeping a minimal amount of cash available for opportunities that present themselves. We thank you for your continued support and look to report further success in the future.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                    OMNI PORTFOLIO                RUSSELL 3000 & LB GOV/CORP INT
                                                      (Commenced operations November 2, 1982)                COMBINED
                                                                    --------------                ------------------------------
                                                                         10000                                 10000
'88                                                                    10796.9                               11461.7
                                                                       11157.5                               11744.6
'89                                                                      12261                               13282.7
                                                                       12882.6                               14394.4
'90                                                                    13307.7                                 14777
                                                                       13128.1                               14482.1
'91                                                                    14011.6                               16091.6
                                                                       15510.9                               18231.8
'92                                                                    15735.8                               18371.4
                                                                       16845.1                               19826.8
'93                                                                    17990.6                               20910.6
                                                                       19010.7                               21814.3
'94                                                                    18413.7                               21014.6
                                                                       18909.1                               21670.7
'95                                                                    21456.1                               25008.8
                                                                       23213.4                               27735.8
'96                                                                    24875.5                               29353.3
                                                                       26820.7                               31770.9
'97                                                                    29728.1                                 35516
                                                                       31687.2                               38733.1
'98                                                                    34165.1                               42752.8
                                                                       33123.1                               45547.1
'99                                                                    35113.7                               48545.9
                                                                       36883.5                                 54819
'00                                                                      37990                               55835.4

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Cisco Systems Inc                       4.15
 2.  ADC                                     3.54
 3.  General Electric Co                     3.07
 4.  Intel Corp                              2.91
 5.  S & P 500 Depository                    2.86
 6.  Sun Microsystems Inc                    2.77
 7.  American                                2.75
 8.  Texas Instruments                       2.62
 9.  Johnson & Johnson                       2.61
10.  Baxter International                    2.53

 TOP 5 INDUSTRIES AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Computer and Related                   20.88
 2.  Electrical Equipment                   10.86
 3.  Telecommunications & Cellular          10.65
 4.  Medical & Related                       5.14
 5.  Oil, Energy, & Natural Gas              4.86

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                    MARKET
  SHARES             U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             ADVERTISING (1.7%)
    50,000   Young & Rubiam Inc. ..............  $  2,859,375
                                                 ------------
             AEROSPACE (1.3%)
    64,000   Honeywell Intl. Inc. .............     2,156,000
                                                 ------------
             BANKING (1.8%)
    65,700   Chase Manhattan Corp. ............     3,026,306
                                                 ------------
             BROADCAST RADIO & TV (3.0%)
    78,284   *AT&T Corp. Liberty Media-A.......     1,898,387
    86,500   *Infinity Broadcasting............     3,151,843
                                                 ------------
                                                    5,050,230
                                                 ------------
             BUSINESS SERVICES (2.2%)
    30,000   Hewlett-Packard Co. ..............     3,746,250
                                                 ------------
             COMPUTER & RELATED (18.4%)
   111,500   *Cisco Systems Inc. ..............     7,087,218
    63,300   *Dell Computer Corp. .............     3,121,481
    51,000   *EMC Corp. .......................     3,923,812
    37,200   Intel Corp. ......................     4,973,175
    25,000   Intl Business Machines Corp. .....     2,739,063
    25,000   *Marchfirst Inc. .................       456,250
    52,000   *Sun Microsystems Inc. ...........     4,728,750
    65,000   Texas Instruments Inc. ...........     4,464,688
                                                 ------------
                                                   31,494,437
                                                 ------------
             COMPUTER SOFTWARE (3.0%)
    50,000   *Citrix Systems Inc. .............       946,875
    51,000   Computer Associates...............     2,610,562
    20,000   *Microsoft Corp. .................     1,600,000
                                                 ------------
                                                    5,157,437
                                                 ------------
             DRUGS (1.3%)
    30,000   Merck & Co. Inc. .................     2,298,750
                                                 ------------
             ELECTRICAL EQUIPMENT (10.9%)
    56,666   *Analog Devices Inc. .............     4,306,616
    42,000   CTS Corp. ........................     1,890,000
    82,000   *Commscope........................     3,362,000
    99,000   General Electric Co. .............     5,247,000
    90,000   *Solectron Corp. .................     3,768,750
                                                 ------------
                                                   18,574,366
                                                 ------------
             ELECTRONIC MEASURING INSTRUMENTS (1.1%)
    26,442   *Agilent Technologies Inc. .......     1,950,098
                                                 ------------
             FINANCIAL SERVICES (2.4%)
    85,810   Associates First Capital CL A.....     1,914,636
    35,000   Citigroup Inc. ...................     2,108,750
                                                 ------------
                                                    4,023,386
                                                 ------------
             INSURANCE SERVICES (2.8%)
    39,999   American Intl. Group..............     4,699,883
                                                 ------------
             MEDICAL & RELATED (5.1%)
    61,500   Baxter International..............     4,324,219
    43,800   Johnson & Johnson.................     4,462,125
                                                 ------------
                                                    8,786,344
                                                 ------------

                                                    MARKET
  SHARES             U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             MULTIMEDIA (3.1%)
    58,500   Walt Disney Co. ..................  $  2,270,531
    43,400   *Viacom Inc. CL B.................     2,959,338
                                                 ------------
                                                    5,229,869
                                                 ------------
             OIL, ENERGY & NATURAL GAS (3.4%)
    25,000   Occidental Petroleum Corp. .......       526,563
    40,000   Schlumberger Ltd. ................     2,985,000
    55,000   Williams Cos. Inc. ...............     2,292,812
                                                 ------------
                                                    5,804,375
                                                 ------------
             PROTECTION/SAFETY (2.1%)
    77,000   Tyco Intl. Ltd. ..................     3,647,875
                                                 ------------
             RETAIL (2.2%)
    25,000   CVS Corp. ........................     1,000,000
    30,000   Home Depot Inc. ..................     1,498,125
    25,000   Radioshack Corp. .................     1,184,375
                                                 ------------
                                                    3,682,500
                                                 ------------
             TELECOMMUNICATIONS & CELLULAR (11.6%)
    23,426   AT&T Corp. .......................       740,847
    72,000   *ADC Telecom Inc. ................     6,039,000
    40,600   *General Motors CL H..............     3,562,650
   120,000   *McLeodUSA Inc. CL A..............     2,482,500
    49,600   *Tellabs Inc. ....................     3,394,500
    79,875   *Worldcom Inc. ...................     3,664,266
                                                 ------------
                                                   19,883,763
                                                 ------------
             WIRELESS EQUIPMENT (1.0%)
    60,000   Motorola Inc. ....................     1,743,750
                                                 ------------
             TOTAL U.S. COMMON STOCKS (78.4%)
              (COST $86,695,517)...............  $133,814,994
                                                 ------------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
             MEXICO (1.7%)
             TELECOMMUNICATIONS
     5,000   Telephonos De Mexico SP ADR.......  $  2,856,250
                                                 ------------
             NETHERLANDS (0.7%)
             OIL ENERGY & NATURAL GAS
     4,000   Royal Dutch Petroleum.............     1,169,688
                                                 ------------
             TOTAL FOREIGN COMMON STOCKS (2.4%)
              (COST $4,541,221)................  $  4,025,938
                                                 ------------
             TOTAL COMMON STOCKS (80.8%) (COST
              $91,236,738).....................  $137,840,932
                                                 ------------

                                                    MARKET
  SHARES             DEPOSITORY SHARES              VALUE
-------------------------------------------------------------
    30,000   *NASDAQ 100 Shares................  $  2,795,625
    33,650   S&P 500 Depository Receipt........     4,888,716
                                                 ------------
             TOTAL DEPOSITORY UNITS (4.5%)
              (COST $7,476,946)................  $  7,684,341
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                    MARKET
  SHARES              PREFERRED STOCK               VALUE
-------------------------------------------------------------
             FOOD & RELATED (0.3%)
    20,000   Conagra Capital 9.350% Series C     $    495,000
                                                 ------------
             TOTAL PREFERRED STOCKS (0.3%)
              (COST $500,000)                    $    495,000
                                                 ------------

   FACE                                             MARKET
  AMOUNT          LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             GOVERNMENT (1.2%)
$2,005,000   U.S. Treasury Note 7.750% 02/15/01  $  2,021,918
                                                 ------------
             AEROSPACE (0.3%)
   500,000   AAR Corp. 7.250% 10/15/03.........       491,900
                                                 ------------
             CHEMICALS (0.9%)
 1,750,000   Geon Company 7.500% 12/15/15......     1,580,831
                                                 ------------
             COMMUNICATIONS (0.2%)
   300,000   Sprint 8.125% 07/15/02............       306,210
                                                 ------------
             CONSUMER PRODUCTS (0.8%)
 1,400,000   Playtex Family Products 9.000%
              12/15/03.........................     1,361,500
                                                 ------------
             FINANCIAL SERVICES (1.0%)
 1,000,000   Fertinitro Finance Inc. 8.290%
              04/01/20.........................       611,705
   500,000   Litchfield Financial Corp. 9.250%
              12/01/03 Ser. B..................       515,350
   500,000   RBF Finance 11.000% 03/15/06......       538,125
                                                 ------------
                                                    1,665,180
                                                 ------------
             FORESTRY & PAPER PRODUCTS (0.5%)
   700,000   Boise Cascade Co. 9.850%
              06/15/02.........................       717,008
   250,000   ITT Rayonier Inc. 7.500%
              10/15/02.........................       250,093
                                                 ------------
                                                      967,101
                                                 ------------
             INDUSTRIAL SERVICES (0.5%)
 1,000,000   Owens Illinois 7.850% 05/15/04....       950,294
                                                 ------------
             INSURANCE SERVICES (0.3%)
   500,000   Continental Corp. 7.250%
              03/01/03.........................       483,055
                                                 ------------
             MACHINERY (0.2%)
   500,000   ABC Rail Products Corp. 9.125%
              01/15/04.........................       382,500
                                                 ------------
             MEDICAL & RELATED (0.3%)
   500,000   Bergen Brunswig 7.375% 01/15/03...       432,713
                                                 ------------
             OIL, ENERGY & NATURAL GAS (0.8%)
   400,000   Dekalb Energy 9.875% 07/15/00.....       400,136
   375,000   Marathon Oil 7.000% 06/01/02......       373,405
   600,000   PVD America, Inc. 7.875%
              08/01/03.........................       567,877
                                                 ------------
                                                    1,341,418
                                                 ------------

   FACE                                             MARKET
  AMOUNT          LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             TELECOMMUNICATIONS & CELLULAR (1.1%)
$2,000,000   Cincinnati Bell Telephone 6.240%
              12/30/03.........................  $  1,886,840
                                                 ------------
             TRANSPORTATION (0.8%)
   500,000   American President Cos., Ltd.
              7.125% 11/15/03..................       379,552
 1,000,000   Goodyear Tire Co. 8.125%
              03/15/03.........................     1,010,760
                                                 ------------
                                                    1,390,312
                                                 ------------
             UTILITIES (1.2%)
   400,000   Cleveland Electric Illumination
              7.625% 08/01/02..................       398,290
   700,000   ESI Tractebel 7.990% 12/30/11.....       621,055
 1,000,000   Great Lakes Power 9.000%
              08/01/04.........................     1,015,395
                                                 ------------
                                                    2,034,740
                                                 ------------
             TOTAL LONG-TERM BONDS & NOTES
              (10.1%) (COST $18,372,967).......  $ 17,296,512
                                                 ------------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             FINANCE (3.5%)
$2,076,000   American Express Credit Corp.
              6.570% 07/03/00..................  $  2,075,242
 2,909,000   Chevron USA 6.720% 07/06/00.......     2,906,285
   917,000   Ford Motor Credit 6.730%
              07/03/00.........................       916,657
                                                 ------------
                                                    5,898,184
                                                 ------------
             RETAIL (0.8%)
 1,437,000   Sears Roebuck Acceptance 6.920%
              07/05/00.........................     1,435,895
                                                 ------------
             TOTAL SHORT-TERM NOTES (4.3%)
              (COST $7,334,079)................  $  7,334,079
                                                 ------------
             TOTAL HOLDINGS (100.0%)
              (COST $124,920,730)(a)...........  $170,650,864
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (0.0%)...............        83,498
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $170,734,362
                                                 ============

---------------
  * Non-income producing securities.
ADR (American depository receipt) represents ownership of foreign securities.
 (a) Represents cost for federal income tax and financial reporting purposes. See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2000 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $124,920,730)...........  $170,650,864
  Cash in bank.............................        11,497
  Receivable for securities sold...........     1,950,566
  Receivable for fund shares sold..........        67,831
  Dividends and accrued interest
    receivable.............................       447,903
  Other....................................        10,328
                                             ------------
    Total assets...........................   173,138,989
                                             ------------
Liabilities:
  Payable for securities purchased.........     1,857,150
  Payable for fund shares redeemed.........       312,729
  Payable for investment management
    services (note 3)......................        78,253
  Other accrued expenses...................        62,095
  Dividends payable........................        94,400
                                             ------------
    Total liabilities......................     2,404,627
                                             ------------
Net assets at market value.................  $170,734,362
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  7,387,976
  Paid-in capital in excess of par value...    96,601,407
  Accumulated net realized gain on
    investments (note 1)...................    20,600,615
  Net unrealized appreciation on
    investments
    (note 1)...............................    45,730,134
  Undistributed net investment income......       414,230
                                             ------------
Net assets at market value.................  $170,734,362
                                             ============
Shares outstanding (note 4)................     7,387,976
Net asset value per share..................  $      23.11
                                             ============

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2000 (Unaudited)

Investment income:
  Interest..................................  $ 1,114,093
  Dividends.................................      442,798
                                              -----------
    Total investment income.................    1,556,891
                                              -----------
Expenses:
  Management fees (note 3)..................      484,722
  Custodian fees (note 3)...................       19,095
  Directors' fees (note 3)..................        2,486
  Professional fees.........................        4,452
  Accounting and transfer agent fees........       68,623
  Other.....................................       15,740
                                              -----------
    Total expenses..........................      595,118
                                              -----------
    Net investment income...................  $   961,773
                                              -----------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments........  $20,600,615
  Net decrease in unrealized appreciation on
    investments.............................  (16,243,009)
                                              -----------
    Net gain on investments.................    4,357,606
                                              -----------
    Net increase in net assets from
      operations............................  $ 5,319,379
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2000       YEAR ENDED
                                                                (UNAUDITED)           1999
                                                              ----------------    ------------
From operations:
  Net investment income.....................................    $    961,773      $  4,334,201
  Realized gain on investments..............................      20,600,615         7,456,237
  Unrealized appreciation (depreciation) on investments.....     (16,243,009)        8,982,511
                                                                ------------      ------------
      Net increase in net assets from operations............       5,319,379        20,772,949
                                                                ------------      ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................        (637,653)       (4,249,788)
  Capital gains distributions...............................        (249,612)       (6,524,769)
                                                                ------------      ------------
         Total dividends and distributions..................        (887,265)      (10,774,557)
                                                                ------------      ------------
From capital share transactions (note 4):
  Received from shares sold.................................       2,032,298         7,966,478
  Received from dividends reinvested........................         887,265        10,774,557
  Paid for shares redeemed..................................     (26,666,365)      (53,110,394)
                                                                ------------      ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (23,746,802)      (34,369,359)
                                                                ------------      ------------
         Increase (decrease) in net assets..................     (19,314,688)      (24,370,967)
Net Assets:
  Beginning of period.......................................     190,049,050       214,420,017
                                                                ------------      ------------
  End of period (a).........................................    $170,734,362      $190,049,050
                                                                ============      ============
(a) Includes undistributed net investment income of.........    $    414,230      $     90,111
                                                                ============      ============

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2000       ---------------------------------------
                                                                (UNAUDITED)         1999       1998       1997       1996
                                                              ----------------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................       $22.55          $21.44     $21.06     $19.40     $17.60
Income from investment operations:
  Net investment income.....................................         0.12            0.48       0.58       0.56       0.53
  Net realized & unrealized gain on investments.............         0.55            1.91       0.38       2.87       2.10
                                                                   ------          ------     ------     ------     ------
         Total income from investment operations............         0.67            2.39       0.96       3.43       2.63
                                                                   ------          ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................        (0.08)          (0.48)     (0.58)     (0.69)     (0.52)
  Distributions from net realized capital gains.............        (0.03)          (0.80)      0.00      (1.08)     (0.31)
                                                                   ------          ------     ------     ------     ------
         Total distributions................................        (0.11)          (1.28)     (0.58)     (1.77)     (0.83)
                                                                   ------          ------     ------     ------     ------
Net asset value, end of period..............................       $23.11          $22.55     $21.44     $21.06     $19.40
                                                                   ======          ======     ======     ======     ======
Total return................................................         3.00%(b)       11.36%      4.53%     18.15%     15.54%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................         0.67%(a)        0.67%      0.65%      0.71%      0.76%
  Ratio of net investment income to average net assets......         1.08%(a)        2.18%      2.71%      2.69%      2.89%
Portfolio turnover rate.....................................           54%             41%        18%        18%        12%
Net assets at end of period (millions)......................       $170.7          $190.0     $214.4     $193.7     $145.5

---------------

(a) Annualized.
(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 OBJECTIVE

The International Portfolio seeks long-term capital growth by investing primarily in securities of foreign companies.

 PERFORMANCE AS OF JUNE 30, 2000

AVERAGE ANNUAL TOTAL RETURNS:
One-year                                     61.11%
Three-year                                   14.81%
Five-year                                    15.45%
Since inception (5/3/93)                     16.20%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

So far in 2000, investors saw a difficult environment for technology, media and telecommunication (TMT) stocks. An overdue mean reversion between old and new economy shares coupled with heightened interest rate fears hurt the performance of high beta companies. More specifically, Asian markets fell in countries like Hong Kong, Korea, Singapore and Japan due to U.S. interest rate fears, the TMT correction and fears of an economic slowdown (specifically for Japan). Western European markets saw a rotation into previously depressed sectors like food and beverage while the Euro continued to weaken against the U.S. and Japanese bourses.

The semi-annual performance ending June 30, 2000, for the Ohio National International Portfolio was -4.77%, which underperformed the return of the Morgan Stanley Capital International Europe, Australia & Far East Index of -4.06% due to a relative overweighting in the technology sector.

Due to Fed tightening a U.S. soft landing is a likely near term outcome. However, a possible peaking in U.S. interest rates provides a good backdrop for global equity markets for the 2(nd) half of 2000 and remains bullish on international equity markets. On a regional basis, we still find good value across Europe in technology, oil & gas and capital goods, but on a select basis, driven by sustainable earnings growth, differentiation and valuation. In Asia, we believe that Japan provides good potential if consumption can start to show signs of recovery. Near-term opportunities in Korea, once the Chaebol restructuring is cleared, and Hong Kong, also provide good long-term value. The wild card in these export driven economies is a chance of economic slowdown in the U.S.

Finally, some of our top holdings included, Alcatel, a telecom infrastructure corporation; Cable and Wireless, a telecom operator; and Total Fina Elf, a producer and distributor of oil and chemicals.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                            INTERNATIONAL PORTFOLIO (COMMENCED   MORGAN STANLEY CAPTL. INTL. EAFE
                                                                 OPERATIONS MAY 3, 1993)                      INDEX
                                                            ----------------------------------   --------------------------------
                                                                            10000                              10000
'95                                                                       14287.5                            12021.4
                                                                          15139.1                            13049.2
'96                                                                         16812                            13658.6
                                                                          17331.4                            13879.9
'97                                                                       19366.2                            15456.7
                                                                          17696.8                            14040.8
'98                                                                       19367.4                            16298.6
                                                                          18383.5                            16741.9
'99                                                                       18188.6                            17406.6
                                                                          30773.4                            21256.9
'00                                                                       29305.5                            20393.9

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 INTERNATIONAL HOLDINGS AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Alcatel                                2.98
 2.  Philips Electronics                    2.33
 3.  Diageo PLC                             2.22
 4.  Stmicroelectronics                     2.02
 5.  Cable & Wireless                       1.92
 6.  Intershop Comm AG                      1.84
 7.  Nortel Networks Corp                   1.82
 8.  British Aerospace PLC                  1.79
 9.  Total Fina Elf                         1.58
10.  News Corp LTD                          1.57

 TOP 5 COUNTRIES AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  United Kingdom                         16.69
 2.  Japan                                  15.17
 3.  France                                 12.65
 4.  Germany                                 8.81
 5.  Netherlands                             8.14

The risk associated with investing on a worldwide basis includes differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
              JAPAN (16.4%)
     87,000   Amada Co Ltd. (20)...............  $    737,531
    117,000   Asahi Glass Co. Ltd. (5).........     1,305,939
     27,000   Bandai Co. Ltd. (10).............       996,939
     23,000   Canon Inc. (1)...................     1,143,880
     47,500   Daiwabo Info. System Co. Ltd.
               (9).............................       859,040
         67   DDI Corp. (29)...................       643,715
     50,000   Fuji Oil (15)....................       445,062
      6,600   Hirose Electric C. Ltd. (11).....     1,026,383
    164,000   JGC Corp. (34)...................       661,160
     18,000   Katokichi (15)...................       455,235
      8,000   Kyocera Corp. (11)...............     1,355,626
    317,000   Mitsubishi Heavy Inds. Ltd.
               (11)............................     1,403,382
     45,100   NEC Corp. (11)...................     1,414,619
     30,000   Nikon Corp. (11).................     1,110,535
     40,000   Nippon Electric Glass Co. (11)...       923,091
        900   Nippon Television Network (22)...       584,939
      1,810   Nippon TV -- New Shares (22).....     1,179,786
         73   *NTT Corp. (29)..................       969,529
         38   *NTT Docomo NPV (34).............     1,027,269
     17,100   Paris Miki Inc. (27).............     1,111,383
     20,200   Sony Corp. (11)..................     1,883,672
        570   Sotoh Co. (30)...................         2,577
     16,000   *Taiyo Yuden Co. (11)............     1,000,706
     34,000   Tokyo Electric Poser Co. (32)....       827,862
     19,000   Tostem Corp. (5).................       309,612
     73,000   Toshiba Corp. (11)...............       823,068
     69,000   *Yaskawa Electric Corp. (11).....       823,463
     82,000   Yamaha Motor Co. Ltd. (3)........       749,211
                                                 ------------
                                                   25,775,214
                                                 ------------
              UNITED KINGDOM (16.3%)
     28,366   *ARM Holdings PLC ADR (11).......       932,532
    168,500   BAA PLC (31).....................     1,342,590
    134,300   Bass PLC (15)....................     1,504,843
    448,400   British Aerospace PLC (1)........     2,799,433
    475,300   British Energy PLC (32)..........     1,266,584
    176,550   Cable & Wireless (29)............     3,003,526
    387,050   Diageo PLC (15)..................     3,471,304
     37,500   EMI Group PLC (22)...............       348,548
     22,000   *Energis PLC (29)................       821,929
      6,900   *GEO Interactive Media (9).......       131,823
     80,300   Pace Micro Technology (11).......     1,162,759
     74,231   Prudential Corp. PLC (19)........     1,089,511
     58,000   Psion PLC (9)....................       559,754
    120,200   Railtrack Group PLC (31).........     1,865,362
    148,000   Royal Bank of Scotland (4).......     2,472,943
          1   Securicor PLC (28)...............             2
     47,825   *Shire Pharmaceuticals Grp PLC
               (23)............................       829,568
    197,050   TI Group PLC (6).................     1,065,140
    223,900   Vodafone Airtouch (29)...........       909,829
                                                 ------------
                                                   25,577,980
                                                 ------------
              FRANCE (15.3%)
      7,800   AXA (19).........................     1,230,179
     70,875   Alcatel (11).....................     4,654,141

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
              FRANCE (CONTINUED)
      2,895   Bouygues (29)....................  $  1,937,030
      2,500   *Canal Plus (22).................       420,574
      7,325   Christian Dior (10)..............     1,662,880
      7,100   *Compagnie De Saint-Gobain (6)...       960,973
      5,000   *France Telecom SA (29)..........       699,682
      6,600   *Groupe Danone (15)..............       876,897
     18,800   *Lagardere S.C.A. (22)...........     1,437,598
      1,400   *Liberty Surf Group (9)..........        45,485
      9,000   M-6 Metropole Television (22)....       547,129
     50,130   STMicroelectronics (11)..........     3,162,506
     18,070   Tf1 Television Francaise (22)....     1,260,871
     31,400   *Thomson-CSF (1).................     1,238,365
     16,100   Total Fina Elf (12)..............     2,471,503
     15,430   *Vivendi Ex Gen Des Faux (32)....     1,363,523
                                                 ------------
                                                   23,969,336
                                                 ------------
              GERMANY (9.2%)
        575   *Adva AG Optical Networking
               (11)............................       324,822
     37,350   Baader Wertpapierhandelsbank
               AG (14).........................     1,160,282
     63,400   Bayersche Motoren Werke AG (3)...     1,933,168
      3,400   DIS Deutsche Industries Service
               (28)............................       405,261
      6,150   *Epcos AG (11)...................       624,294
      4,530   *GFK AG (22).....................       220,830
      5,950   *Infineon Technologies AG (11)...       485,696
      6,300   *Intershop Communications AG
               (9).............................     2,884,469
     13,400   Medion AG (27)...................     1,362,813
     29,130   Schering AG (23).................     1,588,495
     18,550   Siemens AG (33)..................     2,780,224
     23,400   Wella AG -- PFD (10).............       722,451
                                                 ------------
                                                   14,492,805
                                                 ------------
              NETHERLANDS (6.6%)
     47,140   *ASM Lithography Holding (9).....     2,080,053
     13,300   *ASM Lithography Holding ADR
               (9).............................       572,330
     14,400   *ASM International (11)..........       378,517
     51,100   *BE Semiconductor Industries
               (11)............................       798,598
     53,400   Koninklijke Ahold (27)...........     1,573,637
     77,100   Koninklijke (Royal) Philips
               Electronis (11).................     3,640,584
      2,000   *Open TV Corp. (9)...............        89,750
     34,100   Toolex Alpha (20)................       554,106
     23,700   *United Pan-Europe
               Communications (29).............       620,483
                                                 ------------
                                                   10,308,058
                                                 ------------
              CANADA (5.7%)
     10,200   *C-MAC Industries Inc. (11)......       482,139
     23,850   *Descartes Systems Group Inc.
               (9).............................       708,623
    119,000   *Mosaic Group Inc. (9)...........     1,446,418
     41,100   *Nortel Networks Corp. (29)......     2,850,273
     40,350   *Quebecor World (22).............       982,252
     22,850   *Rogers Communications CL B
               (22)............................       647,280

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
              CANADA (CONTINUED)
     51,400   *Talisman Energy Inc. (12).......  $  1,702,458
     22,700   *Ulster Petroleums Ltd. (12).....       208,445
                                                 ------------
                                                    9,027,888
                                                 ------------
              SWEDEN (3.8%)
    111,200   Ericsson LM-B (29)...............     2,207,617
    140,750   Gambro AB-A Shares (23)..........     1,152,934
     36,500   SKF AB-B Shares (24).............       612,503
     23,750   *Modern Times Group CL B (22)....     1,134,845
    145,110   *Readsoft AB (9).................       891,486
                                                 ------------
                                                    5,999,385
                                                 ------------
              SOUTH KOREA (2.6%)
         75   *Daelim Industrial Co. (5).......           492
     71,000   *Hyundai Electronics Ind. Co.
               (11)............................     1,400,865
     18,700   Samsung SDI Co. Ltd. (11)........       897,244
      2,510   Samsung Electronics Co. (11).....       830,645
      3,000   *SK Telecom (29).................       982,041
                                                 ------------
                                                    4,111,287
                                                 ------------
              AUSTRALIA (2.4%)
    106,100   E.R.G. Ltd. (11).................       823,124
     45,150   News Corp. Ltd. ADR (22).........     2,460,675
     31,500   News Corp. Ltd. (22).............       433,360
                                                 ------------
                                                    3,717,159
                                                 ------------
              HONG KONG (2.1%)
    693,000   Amoy Properties Ltd. (26)........       466,706
  1,794,000   Beijing Datang Power (32)........       402,727
    319,000   *Brilliance China Automotive
               (3).............................        54,833
    358,000   *China Unicom (29)...............       760,031
    400,000   Cosco Pacific Ltd. (28)..........       315,563
    120,000   Television Broadcasts Ltd.
               (22)............................       800,452
    950,000   *Yanzhou Coal Mining Co. (24)....       196,200
  2,010,000   *Zhejiang Expressway Co. (31)....       342,924
                                                 ------------
                                                    3,339,436
                                                 ------------
              FINLAND (1.5%)
     21,400   Nokia Oyj (29)...................     1,093,330
     10,200   Nokia Corp. Spon. ADR (29).......       509,363
     22,200   Perlos Oyj (11)..................       702,378
      6,585   *Sanitec Oyj (10)................        66,090
      2,200   *Satama Interactive OYJ (9)......         8,517
                                                 ------------
                                                    2,379,678
                                                 ------------
              ITALY (1.2%)
     79,800   Bulgari SPA (10).................     1,067,876
     48,250   *Pininfarina SPA (3).............       814,475
                                                 ------------
                                                    1,882,351
                                                 ------------
              PORTUGAL (1.2%)
    165,900   Portugal Telecom SA (29).........     1,864,848
                                                 ------------
              SWITZERLAND (1.1%)
        240   *Agefi Groupe SA (22)............        72,163
      2,157   Publicitas Holding SA (22).......     1,614,788
                                                 ------------
                                                    1,686,951
                                                 ------------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
              NORWAY (1.0%)
     26,800   *Petroleum Geo Services ADR
               (12)............................  $    457,275
     10,500   Smedvig ASA-A Shares (12)........       189,924
     23,500   Smedvig ASA-B Shares (12)........       383,933
     22,600   Tomra Systems ASA (34)...........       599,998
                                                 ------------
                                                    1,631,130
                                                 ------------
              BELGIUM (0.9%)
     34,000   *Lernout & Hauspie Speech (11)...     1,498,125
                                                 ------------
              THAILAND (0.8%)
    152,800   Hana Microelectronics (11).......     1,200,878
                                                 ------------
              SINGAPORE & MALAYSIAN (0.7%)
    119,800   *Chartered Semiconductor (11)....     1,046,561
                                                 ------------
              DENMARK (0.5%)
      4,800   Novo-Nordisk CL B (23)...........       818,100
                                                 ------------
              SPAIN (0.5%)
     22,200   *Sogecable (22)..................       789,804
                                                 ------------
              BRAZIL (0.5%)
     20,200   *Unibanco Uniao de Bancos
               Brazileriros SA ADR (4).........       580,750
     35,600   *Usinas Siderurgicas de M
               Preference (25).................       165,190
                                                 ------------
                                                      745,940
                                                 ------------
              MEXICO (0.4%)
     12,300   *Telefonos De Mexico -- SP ADR
               (29)............................       702,638
                                                 ------------
              TAIWAN (0.3%)
     12,000   *Advanced Semiconductor
               Engineering Inc. GDR (11).......       204,000
      4,008   *Macronix Intl. Co. Ltd. SP ADR
               (11)............................       102,475
      2,880   *Taiwan Semiconductor ADR (11)...       111,600
                                                 ------------
                                                      418,075
                                                 ------------
              GREECE (0.1%)
      8,520   *Tiletipos S.A. (29).............       102,554
                                                 ------------
              BELGIUM (0.0%)
        473   *Telinfo Strip (29)..............             5
                                                 ------------
              TOTAL FOREIGN COMMON STOCK
               (91.1%) (COST $124,591,563).....  $143,086,186
                                                 ------------

                                                    MARKET
  SHARES               US COMMON STOCK              VALUE
-------------------------------------------------------------
              TELECOMMUNICATIONS (0.0%)
      4,300   *Infonet Services Corp. CL B.....  $     51,331
                                                 ------------
              CONSUMER PRODUCTS (1.2%)
    167,500   *Reckitt & Coleman...............     1,864,154
                                                 ------------
              TOTAL US COMMON STOCK (1.2%)
               (COST $1,946,424)...............  $  1,915,485
                                                 ------------
              TOTAL COMMON STOCK (92.3%) (COST
               $11,508,688)....................  $145,001,671
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS           VALUE
-------------------------------------------------------------
              FINANCIAL SERVICES (0.5%)
$   809,000   State Street Bank 3.875% due
               07/03/00 repurchase price
               $809,825 collateralized by U.S.
               Treasury Bond due 04/15/29 (Cost
               $809,000)
              TOTAL REPURCHASE AGREEMENTS
               (0.5%) (COST $809,000)..........  $    809,000
                                                 ------------
              TOTAL HOLDINGS (92.8%) (COST
               $11,937,688)(a).................  $145,810,671
                                                 ------------
              CASH & RECEIVABLES, NET OF
               LIABILITIES (7.2%)..............    11,305,214
                                                 ------------
              TOTAL NET ASSETS (100.0%)........  $157,115,885
                                                 ============

---------------

  * Non-income producing securities.
ADR (American depository receipt) represents ownership of foreign securities.
 (a) Also represents cost for Federal income tax purposes.

Industry Classifications

 (1)  Aerospace
 (2)  Appliances & Household
      Durables
 (3)  Automotive
 (4)  Banking
 (5)  Building/Construction
 (6)  Capital Goods
 (7)  Chemicals
 (8)  Communications
 (9)  Computer Products
(10)  Consumer Products
(11)  Electrical & Electronics
(12)  Energy and Oil
(13)  Entertainment & Leisure
(14)  Finance
(15)  Food & Beverage
(16)  Forest & Paper Products
(17)  Governmental
(18)  Hotels
(19)  Insurance
(20)  Machinery
(21)  Manufacturing
(22)  Media & Publishing
(23)  Medical & Health Care
(24)  Metal & Mining
(25)  Plastics
(26)  Real Estate
(27)  Retailing
(28)  Services
(29)  Telecommunications
(30)  Textile
(31)  Transportation
(32)  Utilities
(33)  Diversified
(34)  Miscellaneous

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2000 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $126,537,987)...........  $145,810,671
  Cash.....................................     7,213,583
  Receivable for securities sold...........    11,327,446
  Receivable for fund shares sold..........     1,220,500
  Unrealized gain on forward currency
    contracts (note 5).....................        36,318
  Dividends and accrued interest
    receivable.............................       334,781
  Other....................................           980
                                             ------------
    Total assets...........................   165,944,279
                                             ------------
Liabilities:
  Unrealized loss on forward currency
    contracts (note 5).....................       228,308
  Payable for securities purchased.........     8,242,370
  Payable for fund shares redeemed.........       191,107
  Payable for investment management
    services (note 3)......................       110,740
  Other accrued expenses...................        55,869
                                             ------------
    Total liabilities......................     8,828,394
                                             ------------
Net assets at market value.................  $157,115,885
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  7,711,746
  Paid-in capital in excess of par value...    91,456,007
  Net unrealized appreciation
    (depreciation) on:
    Investments (note 1)...................    19,272,684
    Foreign currency related
      transactions.........................       (86,674)
    Forward currency contracts (note 5)....      (191,990)
  Accumulated net realized gain on
    investments (note 1)...................    38,954,112
                                             ------------
Net assets at market value.................  $157,115,885
                                             ============
Shares outstanding (note 4)................     7,711,746
Net asset value per share..................  $      20.37
                                             ============

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2000 (Unaudited)

Investment income:
  Interest.................................  $    295,622
  Dividends (net of $54,181 foreign taxes
    withheld)..............................       600,157
                                             ------------
    Total investment income................       895,779
                                             ------------
Expenses:
  Management fees (note 3).................       735,418
  Accounting, custody, and transfer agent
    fees (note 3)..........................       248,634
  Directors' fees (note 3).................         2,208
  Professional fees........................         4,381
  Printing, proxy, and postage fees........        10,763
  Other....................................         7,351
                                             ------------
    Total expenses.........................     1,008,755
                                             ------------
    Net investment loss....................  $   (112,976)
                                             ------------
Realized and unrealized gain (loss) on
  investments and foreign currency:
  Net realized gain (loss) from:
    Investments............................  $ 39,401,451
    Forward currency related
      transactions.........................      (247,267)
  Net decrease in unrealized appreciation
    on:
    Investments............................   (45,731,349)
    Foreign currency related
      transactions.........................       (47,020)
                                             ------------
    Net loss on investments................    (6,624,185)
                                             ------------
    Net decrease in net assets from
      operations...........................  $ (6,737,161)
                                             ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2000       YEAR ENDED
                                                                (UNAUDITED)           1999
                                                              ----------------    ------------
From operations:
  Net investment loss.......................................    $   (112,976)     $   (190,997)
  Realized gain (loss) on investments and foreign currency
    transactions............................................      39,154,184        (4,215,702)
  Unrealized appreciation (depreciation) on investments and
    foreign currency transactions...........................     (45,778,369)       75,219,428
                                                                ------------      ------------
      Net increase (decrease) in net assets from
       operations...........................................      (6,737,161)       70,812,729
                                                                ------------      ------------
Dividends and distributions to shareholders:
  Capital gains and foreign currency related transaction
    distributions...........................................      (1,124,467)                0
                                                                ------------      ------------
From capital share transactions (note 4):
  Received from shares sold.................................      43,736,140        13,371,176
  Received from dividends reinvested........................       1,124,467                 0
  Paid for shares redeemed..................................     (52,923,622)      (51,458,009)
                                                                ------------      ------------
    Decrease in net assets derived from capital share
     transactions...........................................      (8,063,015)      (38,086,833)
                                                                ------------      ------------
      Increase (decrease) in net assets.....................     (15,924,643)       32,725,896
Net Assets:
  Beginning of period.......................................     173,040,528       140,314,632
                                                                ------------      ------------
  End of period.............................................    $157,115,885      $173,040,528
                                                                ============      ============

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED          YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2000      ------------------------------------
                                                                (UNAUDITED)        1999      1998      1997      1996
                                                              ----------------    ------    ------    ------    ------
Per share data:
Net asset value, beginning of period........................       $21.51         $12.86    $13.39    $15.49    $14.38
Income (loss) from investment operations:
  Net investment income (loss)..............................        (0.01)         (0.02)     0.32      0.28      0.25
  Net realized and unrealized gain on investments and
    foreign currency transactions...........................        (0.99)          8.67      0.24      0.08      1.76
                                                                   ------         ------    ------    ------    ------
    Total income from investment operations.................        (1.00)          8.65      0.55      0.36      2.01
                                                                   ------         ------    ------    ------    ------
Less distributions:
  Dividends from net investment income......................         0.00           0.00     (0.32)    (0.37)    (0.25)
  Distributions from net realized capital gains and foreign
    currency related transaction............................        (0.14)          0.00     (0.75)    (2.09)    (0.65)
  Distributions in excess of net realized capital gains and
    foreign currency related transaction....................         0.00           0.00     (0.01)     0.00      0.00
                                                                   ------         ------    ------    ------    ------
    Total distributions.....................................        (0.14)          0.00     (1.08)    (2.46)    (0.90)
                                                                   ------         ------    ------    ------    ------
Net asset value, end of period..............................       $20.37         $21.51    $12.86    $13.39    $15.49
                                                                   ======         ======    ======    ======    ======
Total return................................................        (4.77)%(b)     67.40%     3.88%     2.11%    14.48%
Ratios and supplemental data:
  Ratios net of fees waived by Adviser:
    Ratio of expenses to average net assets.................         1.16%(a)       1.21%     1.17%     1.22%     1.15%
    Ratio of net investment income (loss) to average net
      assets................................................        (0.13)%(a)     (0.15)%    2.31%     1.82%     1.64%
  Ratios assuming no fees waived by Adviser:
    Ratio of expenses to average net assets.................         1.16%(a)       1.26%     1.17%     1.22%     1.15%
Portfolio turnover rate.....................................          108%           338%       22%       24%       14%
Net assets at end of period (millions)......................       $157.1         $173.0    $140.3    $156.0    $137.3

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (a)

 OBJECTIVE

The Capital Appreciation Portfolio seeks maximum capital growth by investing primarily in common stocks.

 PERFORMANCE AS OF JUNE 30, 2000

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                      1.36%
Three-year                                    7.49%
Five-year                                    10.88%
Since inception (4/30/94)                    11.80%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Performance for the fund for the six months ending June 30 was 3.22% which compares favorably with the S&P 500 which was down .42%.

Jennison assumed responsibility for the management of the fund during this period. Our first priority was to convert the portfolio to stocks that are typical of a Jennison opportunistic strategy. This is a multi cap value strategy that invests in stocks that are attractively valued with current or emerging earnings growth that we believe is not fully recognized or appreciated by the market.

The first half of 2000 was a period in which the market turned away from cyclical stocks as fears of a slower economy combined with the prospects of a margin squeeze due to rising raw material costs led to less confidence in cyclical earnings. Throughout the period, we had a significant exposure to the basic materials sector but a relatively low exposure to the technology sector. The three outstanding performers during the period were Millipore, Vertex Pharmaceuticals and International Rectifier. All in all, we are pleased, despite our cyclical exposure, we were able to beat both the market as well as value benchmarks for the period.

Our strategy during the first half has been to emphasize stocks in which we have the greatest confidence that earnings expectations can be met. One area we have particularly favored in this regard is the insurance sector. We believe both the property and casualty as well as the life sectors are examples of areas where the fundamental outlook is favorable and valuations are very attractive. In general, while overall market uncertainties certainly exist, we are encouraged by the underlying portfolio characteristics which show better expected earnings growth than the S&P 500, but a P/E at roughly one half that of the S&P 500.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                         CAPITAL APPRECIATION PORTFOLIO
                                                     (COMMENCED OPERATIONS APRIL 30, 1994)        S&P INDEX LB GOV/COR COMBINED
                                                        -------------------------------           -----------------------------
                                                                      10000                                    10000
'96                                                                 13688.1                                  13611.2
                                                                    14835.1                                  14798.4
'97                                                                 16014.5                                  16786.1
                                                                    17089.1                                  18180.7
'98                                                                 18032.4                                    20362
                                                                    18099.1                                  21879.8
'99                                                                 19621.3                                  23454.3
                                                                    19268.1                                  24630.3
'00                                                                 19888.5                                    24883

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 LONG TERM HOLDINGS AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  XL Capital Ltd CL A                    2.90
 2.  Dexter Corp                            2.58
 3.  International                          2.48
 4.  Knight Ridder Inc                      2.33
 5.  Allstate Corporation                   2.31
 6.  Cable & Wireless PLC                   2.23
 7.  The Hartford                           2.18
 8.  Diebold Inc                            2.14
 9.  Litton Industries                      2.13
10.  John Hancock                           2.07

 TOP 5 INDUSTRIES AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Insurance Services                     11.82
 2.  Medical and Related                     8.53
 3.  Oil, Energy and Natural Gas             8.33
 4.  Manufacturing                           8.24
 5.  Forestry and Paper Products             7.13

---------------

(a) Prior to 8/1/99 the portfolio was known as the Small Cap Growth Portfolio.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                    MARKET
  SHARES              U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             AEROSPACE (4.8%)
    23,400   Boeing Co. ........................  $   978,412
    29,300   *Litton Industries Inc. ...........    1,230,600
    29,700   Raytheon Co. CL B..................      571,725
                                                  -----------
                                                    2,780,737
                                                  -----------
             AUTOMOTIVE & RELATED (2.3%)
    21,200   *Autozone Inc. ....................      466,400
    29,500   Hertz Corp CL A....................      827,844
                                                  -----------
                                                    1,294,244
                                                  -----------
             BANKING (3.9%)
     5,850   Chase Manhattan Corp. .............      269,466
    36,500   Fleet Boston Financial Corp. ......    1,241,000
    39,100   U.S. Bancorp.......................      752,675
                                                  -----------
                                                    2,263,141
                                                  -----------
             BUSINESS SERVICES (3.7%)
    30,200   Manpower Inc. .....................      966,400
    64,100   Pall Corp. ........................    1,185,850
                                                  -----------
                                                    2,152,250
                                                  -----------
             CHEMICALS (7.5%)
     6,100   Cabot Corp. .......................      166,225
    75,300   Crompton Corp. ....................      922,425
    28,200   *Cytec Industries Inc. ............      696,188
    61,600   Englehard Corp. ...................    1,051,050
    18,800   Minerals Technologies Inc. ........      864,800
    16,700   Rohm & Haas Co. ...................      576,150
                                                  -----------
                                                    4,276,838
                                                  -----------
             COMPUTER & RELATED (3.0%)
    44,400   Diebold Inc. ......................    1,237,650
    63,900   *Informix Corp. ...................      475,256
                                                  -----------
                                                    1,712,906
                                                  -----------
             CONSUMER PRODUCTS (1.0%)
    31,400   Polaroid Corp. ....................      567,163
                                                  -----------
             ELECTRICAL EQUIPMENT (2.2%)
    11,000   *General Motors Corp. CL H.........      965,250
    11,700   *Gentex Corp. .....................      293,963
                                                  -----------
                                                    1,259,213
                                                  -----------
             ENTERTAINMENT & LEISURE (1.5%)
    29,600   *Sabre Holdings Corp. .............      843,600
                                                  -----------
             FINANCIAL SERVICES (1.1%)
     9,900   American General Corp. ............      603,900
                                                  -----------
             FORESTRY & PAPER PRODUCTS (7.1%)
    42,000   Boise Cascade Corp. ...............    1,086,750
    23,400   Bowater Inc. ......................    1,032,525
    36,900   Fort James Corp. ..................      853,313
   106,800   *Pactiv Corp. .....................      841,050
     6,800   Temple-Inland Inc. ................      285,600
                                                  -----------
                                                    4,099,238
                                                  -----------
             HOTEL/LODGING (1.6%)
    95,700   Hilton Hotels Corp. ...............      897,187
                                                  -----------

                                                    MARKET
  SHARES              U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             INSURANCE SERVICES (11.8%)
    60,100   Allstate Corp. ....................  $ 1,337,225
    10,100   Cigna Corp. .......................      944,350
    22,600   Hartford Financial Services Grp....    1,264,188
    50,700   *John Hancock Financial Services...    1,200,956
    18,800   Safeco Corp. ......................      373,650
    31,000   XL Capital Ltd. CL A...............    1,677,875
                                                  -----------
                                                    6,798,244
                                                  -----------
             MANUFACTURING (8.5%)
    31,100   Dexter Corp. ......................    1,492,800
    15,000   *FMC Corp. ........................      870,000
    50,300   *Polo Ralph Lauren Corp. ..........      716,775
    25,800   Rockwell Intl Corp. ...............      812,700
    38,300   Snap-On Inc. ......................    1,019,737
                                                  -----------
                                                    4,912,012
                                                  -----------
             MEDIA & PUBLISHING (4.1%)
    25,400   Knight Ridder Inc. ................    1,350,963
     8,000   Meredith Corp. ....................      270,000
    11,100   New York Times Co. CL A............      438,450
     8,500   Tribune Co. .......................      297,500
                                                  -----------
                                                    2,356,913
                                                  -----------
             MEDICAL & RELATED (8.5%)
    15,300   American Home Products Corp. ......      898,875
    17,700   *Aviron............................      546,487
    69,000   *Caremark Rx Inc. .................      470,062
    31,900   HCA -- The Healthcare Corp. .......      968,963
    85,400   *Health Mgmt. Assoc. Inc CL A......    1,115,538
    67,900   *Healthsouth Corp. ................      488,031
     4,000   *Vertex Pharmaceuticals Inc. ......      421,500
                                                  -----------
                                                    4,909,456
                                                  -----------
             METALS & MINING (2.5%)
    19,904   Alcoa Inc. ........................      577,216
    45,000   USX -- U.S. Steel Group............      835,313
                                                  -----------
                                                    1,412,529
                                                  -----------
             OIL, ENERGY & NATURAL GAS (8.3%)
    24,700   Burlington Resources Inc. .........      944,775
    43,600   Conoco Inc. CL A...................      959,200
    23,200   Diamond Offshore Drilling..........      814,900
     6,200   Halliburton Co. ...................      292,562
    39,000   USX -- Marathon Group..............      977,437
    24,300   Unocal Corp. ......................      804,938
                                                  -----------
                                                    4,793,812
                                                  -----------
             RETAIL (1.7%)
    59,000   *Kmart Corp. ......................      401,938
    57,000   *Saks Inc. ........................      598,500
                                                  -----------
                                                    1,000,438
                                                  -----------
             SEMICONDUCTOR MANUFACTURING (3.5%)
    25,600   *Intl. Rectifier Corp. ............    1,433,600
     9,800   *National Semiconductor Corp. .....      556,150
                                                  -----------
                                                    1,989,750
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                    MARKET
  SHARES              U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             TELECOMMUNICATIONS & CELLULAR (2.3%)
    18,300   *Global Crossing Ltd. .............  $   481,519
    19,100   *PanAmSat Corp. ...................      834,431
                                                  -----------
                                                    1,315,950
                                                  -----------
             TRANSPORTATION & EQUIPMENT (4.4%)
    35,700   AMR Corp. .........................      943,819
    10,700   *Continental Airlines CL B.........      502,900
    18,700   *EGL Inc. .........................      575,023
    17,100   *Northwest Airlines Corp. .........      520,481
                                                  -----------
                                                    2,542,223
                                                  -----------
             TOTAL U.S. COMMON STOCKS (95.3%)
              (COST $55,282,904)................  $54,781,744
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             CANADA (2.3%)
             TELECOMMUNICATIONS & CELLULAR
    25,800   Cable & Wireless PLC SP ADR........  $ 1,291,613
                                                  -----------
             TOTAL FOREIGN STOCKS (2.3%) (COST
              $1,198,114).......................  $ 1,291,613
                                                  -----------
             TOTAL COMMON STOCKS (97.6%) (COST
              $56,481,018)......................  $56,073,357
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
              FINANCE (4.2%)
$ 2,426,000   AXPCC 6.880% 07/03/00............  $  2,426,000
                                                 ------------
              TOTAL SHORT-TERM NOTES (4.2%)
               (COST $2,426,000)...............  $  2,426,000
                                                 ------------
              TOTAL HOLDINGS (101.8%) (COST
               $58,907,018)(a).................  $ 58,499,357
                                                 ------------
              LIABILITIES, NET OF CASH &
               RECEIVABLES (-1.8%).............    (1,038,546)
                                                 ------------
              TOTAL NET ASSETS (100.0%)........  $ 57,460,811
                                                 ============

---------------

  * Non-income producing securities.
ADR (American depository receipt) represents ownership of foreign securities.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2000 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $58,907,018).............  $58,499,357
  Cash......................................          292
  Receivable for fund shares sold...........      267,791
  Dividends and accrued interest
    receivable..............................    1,699,732
  Other.....................................        2,398
                                              -----------
    Total assets............................   60,469,570
                                              -----------
Liabilities:
  Payable for securities purchased..........    1,245,277
  Payable for fund shares redeemed..........       63,296
  Payable for investment management services
    (note 3)................................       39,316
  Other accrued expenses....................       13,870
  Dividends payable.........................    1,647,000
                                              -----------
    Total liabilities.......................    3,008,759
                                              -----------
Net assets at market value..................  $57,460,811
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 4,615,694
  Paid-in capital in excess of par value....   51,927,931
  Accumulated net realized income on
    investments (note 1)....................    1,229,062
  Net unrealized depreciation on investments
    (note 1)................................     (407,661)
  Undistributed net investment income.......       95,785
                                              -----------
Net assets at market value..................  $57,460,811
                                              ===========
Shares outstanding (note 4).................    4,615,694
Net asset value per share...................  $     12.45
                                              ===========

 STATEMENT OF OPERATIONS

                                      Six Months Ended June 30, 2000 (Unaudited)

Investment income:
  Interest...................................  $  101,395
  Dividends..................................     420,652
                                               ----------
    Total investment income..................     522,047
                                               ----------
Expenses:
  Management fees (note 3)...................     234,257
  Custodian fees (note 3)....................      11,015
  Directors' fees (note 3)...................         875
  Professional fees..........................       4,048
  Accounting and transfer agent fees.........      26,853
  Other......................................       5,530
                                               ----------
    Total expenses...........................     282,578
                                               ----------
    Net investment income....................  $  239,469
                                               ----------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments.........  $1,258,919
  Net increase in unrealized depreciation on
    investments..............................     (46,181)
                                               ----------
    Net gain on investments..................   1,212,738
                                               ----------
    Net increase in net assets from
      operations.............................  $1,452,207
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2000      YEAR ENDED
                                                                (UNAUDITED)          1999
                                                              ----------------   ------------
From operations:
  Net investment income.....................................    $    239,469     $  2,109,910
  Realized gain on investments..............................       1,258,919        6,044,556
  Unrealized depreciation on investments....................         (46,181)      (3,470,618)
                                                                ------------     ------------
      Net increase in net assets from operations............       1,452,207        4,683,848
                                                                ------------     ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................        (151,350)      (2,102,848)
  Capital gains distributions...............................         (65,790)      (5,994,413)
                                                                ------------     ------------
      Total dividends and distributions.....................        (217,140)
                                                                ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................       2,969,706        8,091,987
  Received from dividends reinvested........................         217,140        8,097,261
  Paid for shares redeemed..................................     (11,579,784)     (24,674,975)
                                                                ------------     ------------
      Decrease in net assets derived from capital share
       transactions.........................................      (8,392,938)      (8,485,727)
                                                                ------------     ------------
         Decrease in net assets.............................      (7,157,871)     (11,899,140)
Net Assets:
  Beginning of period.......................................      64,618,682       76,517,822
                                                                ------------     ------------
  End of period (a).........................................    $ 57,460,811     $ 64,618,682
                                                                ============     ============
(a) Includes undistributed net investment income of.........    $     95,785     $      7,667
                                                                ============     ============

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED          YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2000      ------------------------------------
                                                                (UNAUDITED)        1999      1998      1997      1996
                                                              ----------------    ------    ------    ------    ------
Per share data:
Net asset value, beginning of period........................       $12.11         $12.92    $13.53    $12.93    $11.99
Income from investment operations:
  Net investment income.....................................         0.05           0.39      0.34      0.39      0.48
  Net realized and unrealized gain on investments...........         0.33           0.42      0.46      1.48      1.31
                                                                   ------         ------    ------    ------    ------
    Total income from investment operations.................         0.38           0.81      0.80      1.87      1.79
                                                                   ------         ------    ------    ------    ------
Less distributions:
  Dividends from net investment income......................        (0.03)         (0.39)    (0.34)    (0.46)    (0.44)
  Distributions from net realized capital gains.............        (0.01)         (1.23)    (1.06)    (0.81)    (0.41)
  Distributions in excess of capital gains..................         0.00           0.00     (0.01)     0.00      0.00
                                                                   ------         ------    ------    ------    ------
    Total distributions.....................................        (0.04)         (1.62)    (1.41)    (1.27)    (0.85)
                                                                   ------         ------    ------    ------    ------
Net asset value, end of period..............................       $12.45         $12.11    $12.92    $13.53    $12.93
                                                                   ======         ======    ======    ======    ======
Total return................................................         3.22%(b)       6.46%     5.91%    15.19%    15.75%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................         0.96%(a)       0.95%     0.93%     0.95%     0.97%
  Ratio of net investment income to average net assets......         0.81%(a)       2.94%     2.52%     2.88%     3.90%
Portfolio turnover rate.....................................          175%            34%       45%       41%       37%
Net assets at end of period (millions)......................       $ 57.5         $ 64.6    $ 76.5    $ 59.8    $ 38.3

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 OBJECTIVE

The Small Cap Portfolio seeks maximum capital growth by investing primarily in common stocks of small- and medium-size companies.

 PERFORMANCE AS OF JUNE 30, 2000

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                    87.24%
Three-year                                  44.12%
Five-year                                   31.89%
Since inception (4/30/94)                   32.54%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

HOW HAS THE OHIO NATIONAL SMALL CAP PORTFOLIO PERFORMED RELATIVE TO ITS BENCHMARKS YEAR-TO-DATE?

After posting record-breaking gains in the middle of the first quarter of 2000, small-cap stocks were subsequently punished by investors' sudden flight from rapid-growth sectors during the remainder of the first half. This volatility created a challenging market environment, but the Small Cap Fund, thanks to strong stock selection and meticulous research, fared significantly better than the Russell 2000 Index, which gained 3.06% in the six-month period ended June 30, 2000. While the Fund posted a negative return in the second quarter, it was relatively minimal, and we were pleased with the Fund's solid overall gain of 20.85% in the first half.

The average annual total returns for the one-, five-, and since-inception periods ended June 30, 2000 were also strong; the Fund posted 87.24% for the one-year period, 31.89% for the five-year period, and 32.54% for the since-inception period of 4/30/94 - 6/30/00. Please do note that the performance for the one-year period ended June 30, 2000 was attributable to unusually favorable market conditions, and may not be repeated or consistently achieved in the future.

WHAT MARKET TRENDS IMPACTED YOUR INVESTMENT STRATEGIES IN THE FIRST SIX MONTHS OF 2000?

Our hands-on management style and dedication to in-depth research, always valuable when exploring the small-cap market, were vital tools during the extreme twists and turns small caps experienced during the first half. We have always been vigilant about avoiding stocks that are merely "news-makers," opting instead for small growth companies that show strong earnings. This proved advantageous as a number of overvalued firms eschewed by the Small Cap Fund not only plunged in the second quarter, but also offered little hope of revival in a less friendly market.

We continued to carefully monitor the 10 largest holdings in the Fund in an effort to appropriately position the stocks that we believe have the best appreciation potential. It is fairly common to see stocks "climb" their way to the top of portfolios after they have exhausted their potential. However, we try to keep the top 10 "fresh" with our best ideas and monitor the performance of these holdings with the goal that they outperform the market.

As our strategies grew more cautious to hedge risk during the market's second-quarter decline, we gravitated toward these top 10 stocks, resulting in a slight increase in portfolio concentration among the holdings in which we have the most confidence.

WHICH INVESTMENT IDEAS CONTRIBUTED THE MOST, AND WHICH CONTRIBUTED THE LEAST TO THE SMALL CAP FUND'S PERFORMANCE DURING THE FIRST HALF?

In the first quarter, one idea that was particularly influential was the theme we call "enabling materials." We are referring to those materials related to semiconductor advancement--a key growth area in the technology sector as companies race to discover new materials that offer performance advantages over silicon. Several of the Fund's stocks, therefore, are related to LEDs (light emitting diodes), semiconductors used to enable traffic lights, digital clocks, and other such technologies. Our holdings in this area, which made positive contributions to the Fund's overall performance in the first half, include CREE RESEARCH, INC. (1.76% of the Fund as of June 30, 2000; +90.62% in the first half of 2000), AMERICAN XTAL TECHNOLOGY, INC. (2.22% of the Fund; +184.47%), and EMCORE CORPORATION (2.89% of the Fund; +239.44%).

Another technology-related theme emerged in the second quarter from research indicating that less than 4% of the buildings in the U.S. have fiberoptic penetration--yet there is an insatiable appetite for bandwidth. As a result, we are seeing great demand for technology that provides comparable fiber-type bandwidth quickly and easily.

One solution to this is called "broadband fixed wireless." There are a number of smaller communications equipment companies serving this market by supplying millimeter wave radios and components allowing voice and data to be transmitted and received without the need to lay costly fiberoptic cable. Some of the companies that are benefiting from this "broadband fixed wireless" theme and boosting the Fund's performance are DIGITAL MICROWAVE CORPORATION, 3.07% of the Fund and the Fund's largest holding as of June 30, 2000,

HARRIS CORPORATION (2.44% of the Fund), REMEC, INC. (2.31% of the Fund), Telaxis Communications Corporation (.46% of the Fund), and VYYO, INC (.48% of the Fund).

There were, however, some first-half laggards within the technology sector. With the second-quarter sell-off, software holdings PC-TEL, INC. (1.01% of the Fund) and EXCHANGE APPLICATIONS, INC. (.72% of the Fund) struggled. However, we continue to have confidence in these companies' long-term growth prospects, and therefore have kept them in the Fund.

The Fund's overweight position in transportation stocks, which served it well early in the year, proved detrimental later in the half as concerns over a slowing economy increased. As a result, we cut back or sold many of our holdings in this area.

WHERE DO YOU GET YOUR INVESTMENT IDEAS?

Our investment ideas are the results of the small-cap team's exhaustive equity research. Using our bottom-up, company-by-company approach, we seek to identify particular areas of strength within the Small Cap Fund's portfolio. We then investigate additional companies positioned to capitalize on the market or industry dynamics that we've pinpointed during this process, thereby leveraging our cumulative findings into new investment themes.

We also meet with numerous companies to determine the quality of their products and the capabilities of their management teams, and we regularly speak with the executives leading the companies in the Fund. This process keeps us abreast of the latest news about our holdings, these firms' industries, and the small-cap market in general. Being well informed is the first step to generating ideas.

LOOKING AHEAD, WHAT ENCOURAGES YOU ABOUT THE DOMESTIC SMALL-CAP MARKET?

Although the recent market volatility has hampered many small-cap stocks' performance of late, our enthusiasm for small-cap investing remains strong. In fact, we are pleased to be navigating a more value-conscious market, and believe that this challenging environment will serve as a much-needed test of small growth companies' mettle. In our opinion, the truly deserving firms will ultimately flourish, and we invite the opportunity to find them and harness their vision and earnings potential on behalf of the Small Cap Fund's future.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of Founders Small Cap Fund's performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investing such as limited product lines and small market share. There is no guarantee that the Fund will continue to own the stocks listed, and portfolio composition is subject to change. Due to recent market volatility, current performance is less than the figures shown.

 CHANGE IN VALUE OF $10,000 INVESTMENT
                                    [GRAPH]

                                                               SMALL CAP PORTFOLIO (COMMENCED
                                                                 OPERATIONS APRIL 30, 1994)             RUSSELL 2000 INDEX
                                                               ------------------------------           ------------------
                                                                            10000                              10000
'96                                                                       18455.4                            14212.3
                                                                          18986.9                            15002.5
'97                                                                       18979.3                            16532.8
                                                                          20594.4                            18343.1
'98                                                                       21372.9                            19309.8
                                                                          22770.7                              17933
'99                                                                       30341.9                            19597.2
                                                                          47011.8                            21745.1
'00                                                                       56813.7                            22403.9

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 2000

                                      % of Net Assets
 1.  Digital Microwave                     3.07
 2.  EMCORE Corporation                    2.89
 3.  Insight Enterprises                   2.58
 4.  Harris Corporation                    2.44
 5.  Remec Inc                             2.31
 6.  American Xtal                         2.22
 7.  National Oilwell Inc                  1.91
 8.  GSI Lumonics                          1.83
 9.  Cree Research, Inc.                   1.76
10.  Core Laboratories NV                  1.76

 TOP 5 INDUSTRIES AS OF JUNE 30, 2000

                                      % of Net Assets
 1.  Electronic Components                 15.96
 2.  Computer & Related                    10.14
 3.  Communications                         8.35
 4.  Medical & Related                      6.08
 5.  Internet Software                      5.78

The prices of small company stocks are generally more volatile than the price of large company stocks.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                    MARKET
  SHARES              U.S. COMMON STOCK             VALUE
-------------------------------------------------------------
              AEROSPACE (1.2%)
     55,400   *The Titan Corp. ................  $  2,479,150
                                                 ------------
              BROADCAST RADIO & TV (3.0%)
     54,690   *Cox Radio Inc. .................     1,531,320
              *Entercom Communications
     48,125    Corp. ..........................     2,346,094
     44,425   *Peagus Communications Corp. ....     2,179,602
                                                 ------------
                                                    6,057,016
                                                 ------------
              BUSINESS SERVICES (4.4%)
      3,225   *Aether Systems Inc. ............       661,125
     28,750   *Corp Executive Board............     1,721,406
              *Management Network Group
     71,000    Inc. ...........................     2,485,000
     16,975   *Remedy Corp. ...................       946,356
    126,300   *Vertitas DG Inc. ...............     3,283,800
                                                 ------------
                                                    9,097,687
                                                 ------------
              CHEMICALS (1.1%)
     43,225   *Albany Molecular Research.......     2,353,061
                                                 ------------
              COMMUNICATIONS (5.4%)
    167,554   *Digital Microwave Corp. ........     6,387,996
     24,850   *Netro Corp. ....................     1,425,769
     44,825   *Razorfish Inc. .................       720,001
     89,824   *Spectrasite Hldgs. Inc. ........     2,548,756
                                                 ------------
                                                   11,082,522
                                                 ------------
              COMPUTER & RELATED (9.9%)
     34,275   *Adept Technology Inc. ..........     1,602,356
     26,050   *CDW Computer Centers Inc. ......     1,628,125
     25,900   *Documentum Inc. ................     2,314,813
     57,325   *eLoyalty Corp. .................       730,894
     90,395   *Insight Enterprises Inc. .......     5,361,553
     13,625   *Mercury Interactive Corp. ......     1,318,219
     42,225   *SanDisk Corp. Designs...........     2,583,642
     75,125   *Secure Computing Corp. .........     1,413,289
     22,450   *Silicon Storage Technology......     1,982,616
     40,725   *SmartDisk Corp. ................     1,119,937
     68,750   *Zamba Corp. ....................       378,125
                                                 ------------
                                                   20,433,569
                                                 ------------
              COMPUTER SERVICES (1.5%)
     63,700   *Braun Consulting Inc. ..........     1,345,663
     26,275   *Tanning Technology Corp. .......       505,794
     93,750   *Zomax Optical Media Inc. .......     1,230,469
                                                 ------------
                                                    3,081,926
                                                 ------------
              COMPUTER SOFTWARE (1.4%)
     55,625   *Exchange Application Inc. ......     1,481,016
     27,400   *Peregrine Systems...............       950,438
     31,875   *TenFold Corp. ..................       523,945
                                                 ------------
                                                    2,955,399
                                                 ------------
              CONSUMER PRODUCTS (1.9%)
     85,550   *Fossil Inc. ....................     1,662,878
     70,262   *Jakks Pacific Inc. .............     1,036,364
     53,250   *Pinnacle Systems Inc. ..........     1,197,293
                                                 ------------
                                                    3,896,535
                                                 ------------

                                                    MARKET
  SHARES              U.S. COMMON STOCK             VALUE
-------------------------------------------------------------
              DRUGS (2.5%)
     27,850   *Biocryst Pharmaceuticals........  $    798,947
     34,180   *King Pharmaceuticals Inc. ......     1,499,680
      9,225   *Minimed Inc. ...................     1,088,550
      3,800   *Protein Design Labs Inc. .......       626,822
     39,375   *Regeneron Pharmaceuticals.......     1,173,867
                                                 ------------
                                                    5,187,866
                                                 ------------
              ELECTRICAL EQUIPMENT (2.7%)
     15,600   *Capsone Turbine Corp. ..........       702,975
    114,712   *Remec Inc. .....................     4,803,565
                                                 ------------
                                                    5,506,540
                                                 ------------
              ELECTRICAL SERVICES (3.3%)
     65,743   *Dycom Industries................     3,024,178
     66,525   *Quanta Services Inc. ...........     3,658,875
                                                 ------------
                                                    6,683,053
                                                 ------------
              ELECTRONIC COMPONENTS (18.3%)
     31,875   *Advanced Energy Ind.............     1,878,633
              *American Xtal Technology
    106,700    Inc. ...........................     4,614,775
     25,900   *American Superconductor.........     1,249,675
     58,150   *Astropower Inc. ................     1,577,319
     56,300   *Brooks Automation Inc. .........     3,599,681
     27,450   *Cree Research Inc. .............     3,664,575
     50,055   *Emcore Corp. ...................     6,006,600
    119,300   *Gentex Corp. ...................     2,997,413
     28,450   *Kopin Corp. ....................     1,970,162
     54,475   Methode Electronics..............     2,104,097
     37,500   *Pericom Semiconductor...........     2,550,000
     20,375   *PRI Automation Inc. ............     1,332,334
     68,550   *Therma-Wave Inc. ...............     1,529,522
     52,875   *Valence Technology Inc. ........       974,883
     24,900   *Zoran Corp. ....................     1,641,844
                                                 ------------
                                                   37,691,513
                                                 ------------
              FINANCIAL SERVICES (0.7%)
     47,575   *CompuCredit Corp. ..............     1,427,250
                                                 ------------
              HOUSING, FURNITURE & RELATED (0.3%)
     12,875   *Trex Co. Inc. ..................       643,750
                                                 ------------
              INTERNET SOFTWARE (6.9%)
     21,150   *Alteon Websystems Inc. .........     2,116,322
     15,875   *Digex Inc. .....................     1,078,508
     36,225   *Eprise Corp. ...................       595,448
     50,300   *F5 Networks Inc. ...............     2,744,494
     43,675   *Globix Corp. ...................     1,280,223
     15,950   *ITXC Corp. .....................       564,730
     17,250   *Interwoven Inc. ................     1,897,230
     52,325   *Liquid Audio Inc. ..............       495,452
     13,300   *Macromedia Inc. ................     1,285,944
     54,800   *PC-Tel Inc. ....................     2,082,400
                                                 ------------
                                                   14,140,751
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2000

                                                    MARKET
  SHARES              U.S. COMMON STOCK             VALUE
-------------------------------------------------------------
              INDUSTRIAL SERVICES (1.8%)
     31,875   *Insituform Technologies.........  $    864,609
     59,800   *Shaw Group Inc. ................     2,818,075
                                                 ------------
                                                    3,682,684
                                                 ------------
              LASER/COMPONENTS (1.9%)
    108,725   *GSI Lumonics Inc. ..............     3,818,966
                                                 ------------
              MACHINERY (1.9%)
    121,175   *National Oilwell Inc. ..........     3,983,628
                                                 ------------
              MANUFACTURING (0.7%)
     71,825   *Concord Camera Corp. ...........     1,499,347
                                                 ------------
              MEDICAL & RELATED (4.2%)
     53,887   *Accredo Health Inc. ............     1,862,469
     31,375   *Celgene Corp. ..................     1,847,203
      7,900   *Myraid Genetics Inc. ...........     1,169,817
     15,150   *Patterson Dental................       772,650
     37,125   *PolyMedica Corp. ...............     1,605,656
     26,225   *Zoll Medical Corp. .............     1,285,025
                                                 ------------
                                                    8,542,820
                                                 ------------
              MOTION PICTURE & SERVICE (1.6%)
     50,800   *Macrovision Corp. ..............     3,247,231
                                                 ------------
              NETWORKING PRODUCTS (1.3%)
     33,175   *Black Box Corp. ................     2,626,527
                                                 ------------
              OIL, ENERGY & NATURAL GAS (2.3%)
     50,800   *Cal Drive International.........     2,752,725
     37,150   Helmrich & Payne.................     1,388,481
     39,150   *Syntroleum Corp. ...............       670,444
                                                 ------------
                                                    4,811,650
                                                 ------------
              RETAIL (4.4%)
     63,875   *CEC Entertainment Inc. .........     1,636,797
     62,975   *Michaels Stores Inc. ...........     2,885,042
     57,375   *The Mens Wearhouse Inc. ........     1,280,180
              *Tweeter Home Entertainment
     41,500    Group...........................     1,260,562
     77,450   *Ultimate Electronics Inc. ......     2,075,418
                                                 ------------
                                                    9,137,999
                                                 ------------
              TELECOMMUNICATINS & CELLULAR (5.3%)
    155,375   Harris Corp. ....................     5,088,531
     30,150   *Tekelec.........................     1,452,853
     29,950   *Telaxis Communications..........       935,937
     18,000   *Telecorp PCS Inc. ..............       725,625
     31,945   *Viasat Inc. ....................     1,733,016
     36,750   *Vyyo Inc. ......................       992,250
                                                 ------------
                                                   10,928,212
                                                 ------------

                                                    MARKET
  SHARES              U.S. COMMON STOCK             VALUE
-------------------------------------------------------------
              TRANSPORTATION SERVICE & EQUIPMENT (0.9%)
     37,875   C.H. Robinson World..............  $  1,874,813
                                                 ------------
              TOTAL U.S. COMMON STOCK (90.8%)
               (COST $134,828,935).............  $186,871,465
                                                 ------------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
              CANADA (0.8%)
              COMPUTER SOFTWARE (0.8%)
     47,525   *Optimal Robotics Corp. .........  $  1,559,944
                                                 ------------
              NETHERLANDS (2.4%)
              ELECTRONIC COMPONENTS (0.6%)
     52,100   *ASM International...............     1,380,650
              OIL, ENERGY & NATURAL GAS (1.8%)
    126,075   *Core Laboratories...............     3,664,055
                                                 ------------
              TOTAL NETHERLANDS................     5,044,705
                                                 ------------
              ISRAEL (0.7%)
              COMPUTER & RELATED (0.7%)
     19,300   *M-Systems Flash Disk Pioneer....     1,502,988
                                                 ------------
              TOTAL FOREIGN COMMON STOCK (3.9%)
               (COST $6,503,808)...............  $  8,107,637
                                                 ------------
              TOTAL COMMON STOCK (94.7%) (COST
               $141,332,743)...................  $194,979,102
                                                 ------------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS           VALUE
-------------------------------------------------------------
              FINANCIAL (6.2%)
$12,729,000   Firstar 4.650% 07/03/00
               repurchase price $12,733,448
               collateralized by GNMA
               certificates pool # 290329 due
               10/01/29 (Cost $12,729,000).....  $ 12,729,000
                                                 ------------
              TOTAL REPURCHASE AGREEMENTS
               (6.2%) (COST $12,729,000).......  $ 12,729,000
                                                 ------------
              TOTAL HOLDINGS (100.9%) (COST
               $154,061,743)(A)................  $207,708,102
                                                 ------------
              LIABILITIES, NET OF CASH &
               RECEIVABLES (-0.9%).............   (1,927,423)
                                                 ------------
              TOTAL NET ASSETS (100.0%)........  $205,780,679
                                                 ============

---------------

 * Non-income producing securities.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis. See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2000 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $154,061,743)...........  $207,708,102
  Cash in bank.............................           151
  Receivable for securities sold...........     1,640,081
  Receivable for fund shares sold..........       425,672
  Dividends and accrued interest
    receivable.............................         4,533
  Other....................................        42,332
                                             ------------
    Total assets...........................   209,820,871
                                             ------------
Liabilities:
  Payable for securities purchased.........     3,901,905
  Payable for fund shares redeemed.........         6,584
  Payable for investment management
    services (note 3)......................       127,450
  Other accrued expenses...................         4,253
                                             ------------
    Total liabilities......................     4,040,192
                                             ------------
Net assets at market value.................  $205,780,679
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  5,446,148
  Paid-in capital in excess of par value...   108,078,200
  Accumulated net realized gain on
    investments (note 1)...................    38,609,972
  Net unrealized appreciation on
    investments (note 1)...................    53,646,359
                                             ------------
Net assets at market value.................  $205,780,679
                                             ============
Shares outstanding (note 4)................     5,446,148
Net asset value per share..................  $      37.78
                                             ============

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2000 (Unaudited)

Investment income:
  Interest..................................  $   171,648
  Dividends.................................       53,270
                                              -----------
    Total investment income.................      224,918
                                              -----------
Expenses:
  Management fees (note 3)..................      750,630
  Custodian fees (note 3)...................        8,552
  Directors' fees (note 3)..................        2,208
  Professional fees.........................        4,381
  Accounting and transfer agent fees........       28,841
  Other.....................................       13,727
                                              -----------
    Total expenses..........................      808,339
                                              -----------
    Net investment loss.....................  $  (583,421)
                                              -----------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments........  $38,881,931
  Net decrease in unrealized appreciation on
    investments.............................   (3,453,376)
                                              -----------
    Net gain on investments.................   35,428,555
                                              -----------
    Net increase in net assets from
      operations............................  $34,845,134
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 2000       YEAR ENDED
                                                                  (UNAUDITED)           1999
                                                                ----------------    ------------
From operations:
  Net investment loss.......................................      $   (583,421)     $   (641,905)
  Realized gain on investments..............................        38,881,931        49,188,742
  Unrealized appreciation (depreciation) on investments.....        (3,453,376)       36,969,442
                                                                  ------------      ------------
      Net increase in net assets from operations............        34,845,134        85,516,279
                                                                  ------------      ------------
Dividends and distributions to shareholders:
  Capital gains distributions...............................        (2,306,132)      (42,956,147)
                                                                  ------------      ------------
From capital share transactions (note 4):
  Received from shares sold.................................        16,470,484        22,600,298
  Received from dividends reinvested........................         2,306,132        42,956,147
  Paid for shares redeemed..................................       (13,452,813)      (15,774,683)
                                                                  ------------      ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................        (5,323,803)       49,781,762
                                                                  ------------      ------------
         Increase in net assets.............................        37,862,805        92,341,894
Net Assets:
  Beginning of period.......................................       167,917,874        75,575,980
                                                                  ------------      ------------
  End of period.............................................      $205,780,679      $167,917,874
                                                                  ============      ============

 FINANCIAL HIGHLIGHTS

                                                                SIX MONTHS ENDED           YEARS ENDED DECEMBER 31,
                                                                 JUNE 30, 2000      --------------------------------------
                                                                  (UNAUDITED)        1999       1998       1997      1996
                                                                ----------------    ------     ------     ------    ------
Per share data:
Net asset value, beginning of period........................         $31.62         $20.70     $18.72     $18.03    $15.85
Income (loss) from investment operations:
  Net investment loss.......................................          (0.11)         (0.16)     (0.06)     (0.02)    (0.08)
  Net realized & unrealized gain on investments.............           6.70          21.96       2.04       1.54      2.80
                                                                     ------         ------     ------     ------    ------
    Total income from investment operations.................           6.59          21.80       1.98       1.52      2.72
                                                                     ------         ------     ------     ------    ------
Less distributions:
  Dividends from net investment income......................           0.00           0.00       0.00       0.00      0.00
  Distributions from net realized capital gains.............          (0.43)        (10.88)      0.00      (0.83)    (0.54)
                                                                     ------         ------     ------     ------    ------
    Total distributions.....................................          (0.43)        (10.88)      0.00      (0.83)    (0.54)
                                                                     ------         ------     ------     ------    ------
Net asset value, end of period..............................         $37.78         $31.62     $20.70     $18.72    $18.03
                                                                     ======         ======     ======     ======    ======
Total return................................................          20.85%(b)     106.46%     10.57%      8.47%    17.71%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................           0.86%(a)       0.89%      0.91%      0.94%     0.96%
  Ratio of net investment loss to average net assets........          (0.62)%(a)     (0.61)%    (0.30)%    (0.11)%   (0.48)%
Portfolio turnover rate.....................................             83%           166%        99%        80%       70%
Net assets at end of period (millions)......................         $205.8         $167.9     $ 75.6     $ 58.3    $ 38.5

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (a)

 OBJECTIVE

The International Small Company seeks to provide long-term capital growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at the time of purchase of $1.5 billion or less.

 PERFORMANCE AS OF JUNE 30, 2000

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                    43.94%
Three-year                                  23.47%
Five-year                                   19.35%
Since inception (3/31/95)                   18.97%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The performance of the MSCI World ex-US Small Cap Index, measured in U.S. dollars, was 4.9% in the first half of the year. Japan was the best performing region, returning 15.02%. Pacific excluding Japan was the worst performing region with -10.36% return in the first half of the year. The MSCI Europe Small Cap Index returned 0.98% over this period. After a sell-off in the highly rated growth sectors, particularly Technology, Media and Telecom (TMT), in the beginning of March, bearishness and weakness in these sectors continued into May. A sector rotation into "old" economy stocks became prevalent. One of the most obvious effects of the increasing volatility in the small cap market was the number of postponements or cancellations of corporate issues. Although some initial public offerings (IPOs) have been successfully completed in recent weeks, a significant slowing of IPOs and secondaries has taken place. Volatility in the international small cap market was exacerbated by decreasing trading volume and an imbalance of sellers and buyers. Looking at the broad market, it is becoming clear that continuing volatility, particularly in the TMT sectors, is beginning to refocus investors' attention on fundamentals and earnings visibility. In short, overall valuation is becoming more important as investors become more rational.

For the first half, the Ohio National International Small Company Portfolio had a negative return of 14.22% which underperformed the 4.9% return of the MSCI World ex-US Small Cap Index. Most of the first half of 2000 has been characterized by a continuation of the negative trends seen in the beginning of March. Despite sharp price drops in the TMT sectors, we have found opportunities in defensive growth areas where volatility is much less. For example, the increase in gasoline prices prompted us to look at opportunities in the oil exploration and production sector which have proven to be good investments for the fund.

A slower US economy implies a weaker dollar, and further recovery for the euro. Growth in continental Europe should be less affected than other regions by a US slowdown. In fact, nearly all economic data and surveys show that growth in Europe is accelerating. A strengthening euro would thus confirm European investors' current preference for less economically sensitive sectors. After a dull first half we expect Europe to perform well, as a strengthening euro should produce more inflows into the region. In Japan, the markets are currently preparing for a normalization in monetary policy. Central bank governor Masaru Hayami has indicated on several occasions that the zero interest rate policy adopted by the Bank of Japan will be brought to an end as soon as the economic recovery is firmly in place. Following the strong growth in the first quarter (10% annualized), driven mainly by private demand and exports, this time seems to be nearing. OPEC's recent decision to raise the output of oil should have lowered the oil price, but the continued strength increases the risk of inflationary pressures.

We continue to follow our investment strategy of investing in local consumption stocks and secondary beneficiaries of global trade. This approach has produced results over the long-term that reinforce this approach. We expect Europe to perform better this year than last year. Strong economic indicators, particularly from Germany, initially give us confidence on an economic recovery for the region. As such we will maintain our weightings as follows: overweight Europe, underweight Asia/Pacific and Japan, and underweight Latin America.

---------------

(a) Prior to 5/1/99 the portfolio was known as The Global Contrarian Portfolio.

 CHANGE IN VALUE OF $10,000 INVESTMENT
                                    [GRAPH]

                                                                INTERNATIONAL SMALL COMPANY
                                                              PORTFOLIO (COMMENCED OPERATIONS
                                                                      MARCH 31, 1995)                          EAFE
                                                              -------------------------------                  ----
                                                                            10000                              10000
'97                                                                       13407.9                            12951.5
                                                                          13630.5                            11765.1
'98                                                                       14466.1                              13657
                                                                          14110.2                            14028.4
'99                                                                       17531.9                            14585.4
                                                                            29422                            17811.6
'00                                                                       25235.3                            17088.5

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 2000

                                      % of Net Assets
1.   Li & Fung LTD                         1.23
2.   Swisslog Holding AG-R                 1.02
3.   Kudelski SA Bearer                    1.01
4.   Pinguely-Haulotte                     1.01
5.   Matalan PLC                           0.97
6.   Nippon Thompson Colt                  0.97
7.   Zeltia SA                             0.97
8.   Saatchi & Saatchi PLC                 0.88
9.   Teligent AB                           0.83
10.  Modern Times Grp                      0.75

 TOP 5 INDUSTRIES AS OF JUNE 30, 2000

                                      % of Net Assets
1.   Japan                                 17.71
2.   Switzerland                           12.64
3.   Germany                                9.50
4.   United Kingdom                         8.67
5.   Canada                                 7.63

The risk associated with investing on a worldwide basis includes differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             JAPAN (17.8%)
    13,000   Amano Corp. (28)...................  $   144,982
     44000   Bunka Shutter Co Ltd. (5)..........      111,901
    25,000   Central Glass Co. Ltd. (5).........      132,577
   140,000   Daido Steel Co. Ltd. (24)..........      327,038
     18000   Dainippon Pharmaceuitical Co.
              (23)..............................      239,740
    20,000   *Dainippon Screen Mfg. Co. Ltd.
              (11)..............................      190,081
     8,000   Daio Paper Corp. (16)..............       79,876
    35,000   *Dowa Mining Co. (24)..............      113,738
     2,700   Enplas Corp. (11)..................      167,852
    82,000   Furukawa Co. Ltd. (20).............      210,860
    42,000   Gunze Ltd. (10)....................      162,992
    29,000   *Hino Motors Ltd. (3)..............      105,986
    10,000   Hisamitsu Pharmaceuticals Co. Inc.
              (23)..............................      153,629
    10,000   Hitachi AIC Inc. (11)..............      124,429
    32,000   Hitachi Koki Co. Ltd. (11).........      114,539
    41,000   *Kanebo Ltd. (10)..................      126,671
     8,000   Kinseki (11).......................      135,261
     5,000   *Kirin Beverage Corp. (15).........      132,812
     1,000   *Kobayashi Pharmaceutical Co. Ltd.
              (23)..............................       93,251
       300   Kose Corp. (10)....................       96,925
    24,000   *Lion Corp. (10)...................       99,242
     3,500   Meiwa Esate Co. Ltd. (26)..........       92,309
     2,700   Meitec Corp. (9)...................      106,815
     3,000   Moritex Corp. (11).................      272,689
    68,000   Nachi-Fujikoshi Corp. (20).........      128,102
    70,000   Nichiei Co Ltd. (14)...............      209,014
    40,000   Nichirei Corp. (15)................      170,301
    40,000   Nippon Denko Co. Ltd. (24).........       64,051
    29,000   Nippon Paint Co. Ltd. (7)..........      103,254
     4,000   Nippon Sanso Corp. (7).............      139,029
    24,000   Nippon Thompson (20)...............      363,962
     4,000   Nitori Co. (27)....................      150,709
    68,000   *Renown Inc. (10)..................       99,279
     2,000   Right On Co. (27)..................      162,200
     1,500   Rock Field Co. (15)................       78,840
     5,000   Santen Pharmaceutical Co. Ltd.
              (23)..............................      120,567
     1,100   *Sato Corp. (11)...................       29,426
    26,000   Seiren Co. Ltd. (10)...............      100,410
    42,000   *Seiyu Ltd. (27)...................      178,025
      8000   *Showa Denko K.K. (7)..............      117,553
    55,000   Toho Gas Co. Ltd. (12).............      107,239
     4,800   Toyo Corp. (11)....................      138,803
    75,000   Toyobo Co. Ltd. (10)...............      147,648
       500   *Toys R US -- Japan Ltd. (27)......       84,774
    25,000   *Tsugami Corp. (20)................      124,335
    10,000   Uny Co. Ltd. (27)..................      137,993
         6   Yoshinoya D&C Co. Ltd. (15)........      122,074
     3,800   Zuken Inc. (9).....................      110,959
                                                  -----------
                                                    6,724,742
                                                  -----------
             SWITZERLAND (12.7%)
        75   Bank Sarasin & Cie (4).............      193,293
       117   Bobst AG-Bearer Shares (20)........      188,461
     2,000   *Card-Guard Scientific Survival
              Ltd. (23).........................       95,112

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             SWITZERLAND (CONTINUED)
       500   *Distefora Holding AG (9)..........  $   139,601
        35   Distronic Holding AG (23)..........      234,099
       300   *EMTS Technologie AG (29)..........       20,434
        50   ESEC Holding AG (11)...............      123,339
       400   Feintool Intl. Holding (20)........      176,725
       335   Geberit Intl. AG (5)...............      112,033
       600   Gretag Imaging Group (9)...........      115,608
       140   Gretag-Macbeth Holding AG (11).....       92,781
       100   Jelmoli Holdings AG-Bearer (27)....      125,794
     4,200   *Jomed (23)........................      166,232
        30   *Kudelski SA Bearer (29)...........      377,750
        60   *Kuoni Reisen Holding (13).........       27,797
       464   *Logitech Intl. (9)................      330,564
       550   *Micronas Semiconductor Hldg AG
              (11)..............................      307,121
       220   Mikron Holding AG (20).............      162,133
        70   OZ Holding AG (14).................       87,626
        67   Phonak Holding AG (29).............      193,232
       520   Reiter Holdings (20)...............      175,498
       200   *Saurer AG (20)....................      124,935
       200   SEZ Holding AG (11)................      183,230
       176   *Straumann Holding AG (23).........      264,597
       780   Swisslog Holding AG (20)...........      382,904
       280   Tecan AG (23)......................      268,205
       120   Unilabs AG (23)....................      128,862
                                                  -----------
                                                    4,797,966
                                                  -----------
             GERMANY (9.9%)
       250   *ADVA AG Optical Networking (29)...      141,227
       565   *Biodata Information Tech. AG
              (9)...............................      190,099
      1290   *Brokat Infosystems AG (9).........       98,397
       104   *CE Consumer Electronic AG (11)....       13,917
     2,601   *Norcom Information Technology
              (9)...............................      208,838
     5,600   *Datasave AG Information Systems
              (9)...............................      101,702
     1,125   Dis Deutscher Industrie Services
              (28)..............................      134,094
     1,900   Elmos Semiconductor AG (11)........       92,622
       942   *Fluxx.com AG (9)..................       43,670
     3,200   *GFK AG (22).......................      155,995
     1,000   *GFT Ges Fuer Technologiecon AG
              (9)...............................      176,832
     3,000   *Girindus AG (23)..................       93,769
     1,800   *GPC Biotech AG (23)...............       94,629
     1,000   *Heyde AG Beratung (9).............      155,804
     3,700   *Jenoptik AG (21)..................      106,099
     4,550   Kamps AG (15)......................      144,826
     1,800   *Kinowelt Medien AG (22)...........       87,747
     2,800   *Kontron Embedded Computers AG
              (9)...............................      254,256
       400   LPKF Lasr & Electronics (11).......      106,864
     1,408   Medion AG (27).....................      143,197
     6,800   *ON Track Innovations Ltd. (29)....      116,671
       370   *Pandatel AG (29)..................       43,147
     2,700   Pfeifeer Vacuum Techology AG
              (20)..............................      106,587
     1,700   *Singgulus Technologies AG (20)....      103,671
     2,000   *Sinnercrader AG (9)...............       50,660
     3,000   *Suess Microtec (29)...............      112,408
     1,785   Tecis Holding AG (14)..............      165,501
     1,500   *Tellesens AG (9)..................       59,502

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             GERMANY (CONTINUED)
     1,400   *Tiscon AG Infosystems (9).........  $   120,571
     2,750   *Wedeco AG Water Tech (32).........      103,829
     3,200   Zapf Creation AG (10)..............      195,758
                                                  -----------
                                                    3,722,889
                                                  -----------
             UNITED KINGDOM (8.7%)
     1,474   *Autonomy Corp. (9)................      178,354
    11,000   *Baltimore Technologies PLC (9)....       84,228
     2,700   *Berisford PLC (33)................      132,846
     5,000   *Cambridge Antibody Technology Grp.
              (23)..............................      226,679
     5,300   Capital Radio PLC (22).............      123,957
     2,200   *Dialog Semiconductor PLC (11).....      115,658
    14,000   Ed & F Man Group PLC (14)..........      111,869
    10,000   Eidos PLC (9)......................       72,780
     9,300   *Geo Interactive Media Group PLC
              (9)...............................      177,674
     8,700   *Glotel PLC (9)....................       98,606
     6,300   Guardian IT (28)...................      129,912
    22,600   Hit Entertainment PLC (22).........      149,063
    46,500   *Matalan (27)......................      363,104
     4,000   *Orchestream Ltd. (9)..............       19,165
     2,800   *Oxford Glycosciences (23).........       79,603
    10,000   Pace Micro Technology PLC (29).....      144,802
     6,500   RM PLC (9).........................       65,294
    51,000   Saatchi & Saatchi PLC (22).........      328,261
    50,000   *Scoot.com PLC (22)................      116,941
    34,000   Securicor PLC (28).................       70,240
     9,000   *Shire Pharmaceuticals Grp PLC
              (23)..............................      156,113
     5,000   Skillsgroup (9)....................       10,500
    45,000   *Skyepharma PLC (23)...............       59,361
    53,000   Taylor Nelson (22).................      211,752
     7,216   *Trafficmaster PLC (28)............       64,991
                                                  -----------
                                                    3,291,753
                                                  -----------
             CANADA (8.1%)
     5,000   *AGF Management Ltd.-B (4).........      146,195
     2,200   *Air Canada (31)...................       28,969
     9,000   *Bonavista Petroleum Ltd. (12).....      158,012
     8,000   *Canadian Hunter Exploration Ltd.
              (12)..............................      169,897
     2,000   Clearnet Communications Inc.
              (29)..............................       55,531
     4,500   *Cognicase Inc. (9)................       82,349
     2,700   *Corus Entertainment Inc. Cl B
              (22)..............................       72,017
     7,000   *Crestar Energy Inc. (12)..........      106,591
     9,000   *Datamirror Corp. (9)..............      110,305
     1,200   *Descartes Systems Grp Inc. (9)....       35,654
     3,000   Diversinet Corp. (9)...............       35,625
     2,000   *Four Seasons Hotels Inc. (18).....      125,194
     9,700   *Genesis Exploration Ltd (12)......       72,051
     5,000   *GSI Lumonics Inc. (20)............      175,231
    24,000   *Gulf Canada Res Ltd. (12).........      111,824
     2,200   *Hemosol Inc. (23).................       21,615
     6,000   *Manitoba Telecom Services (29)....      103,113
    37,000   *Methanex Corp. (7)................      123,675
     5,800   *Microforum Inc. (9)...............           39
     5,900   *Mitel Corp. (29)..................      123,108
    22,000   *Mosaic Group Inc. (9).............      267,405

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             CANADA (CONTINUED)
     5,000   *Nova Chemicals Corp. (7)..........  $   105,004
     5,600   *Precision Drilling Corp. (12).....      216,301
     4,600   *Quebecor World Inc. (22)..........      110,426
     4,700   *Prio Alto Exploration (12)........       86,009
     1,800   *Sierra Wireless (29)..............       97,238
    15,800   *SR Telecom Inc. (29)..............       86,420
     2,800   *Talisman Energy Inc. (12).........       92,741
     8,000   *Tecsys Inc. (9)...................       70,228
     3,000   *Wi-Lan Inc. (29)..................       84,476
                                                  -----------
                                                    3,073,243
                                                  -----------
             FRANCE (7.3%)
       600   *Alten (9).........................       92,278
       900   *Avenir Telecom (29)...............      180,656
      1000   *Club Mediterrance (13)............      135,635
       628   *Egide SA (11).....................      144,066
      6000   *Elior (28)........................       75,875
       400   *Generale Location SA (28).........       38,215
     4,250   *Genesys (9).......................      184,634
     1,200   *Genset SA (23)....................       86,027
     3,100   *Group Sonopar (22)................      151,120
       770   Groupe Crit (9)....................      116,289
     8,000   *Ifosources (9)....................      115,008
      1100   *Ingenico (9)......................       98,625
     5,000   *Integra Net SA (9)................       44,543
     2,400   Ipsos (22).........................      252,344
      1500   Jet Multimedia (9).................       68,391
     1,850   *Pierre & Vacances (13)............      110,520
     18170   Pinguely-Haulotte (20).............      378,618
       900   Radiall SA (29)....................      116,136
     3,400   *Remy Cointreau (15)...............      110,659
       555   *SOITEC (11).......................      129,972
     10000   *Valtech (9).......................      124,261
                                                  -----------
                                                    2,753,872
                                                  -----------
             HONG KONG (5.7%)
    29,000   Asia Satellite Telecom Hldgs
              Ltd.(29)..........................       99,139
    28,000   ASM Pacific Technology Ltd. (20)...      104,880
     7,800   Beijing Enterprises (14)...........       92,052
 1,100,000   Beijing North Star Co. (26)........      108,651
   600,000   Beijing Yanhua Pertochemical Co
              Ltd. (7)..........................       70,040
   262,000   China Everbright Ltd. (14).........      205,013
   600,000   *China Shipping Development Co.
              Ltd. (31).........................      109,292
   180,000   Cosco Pacific Ltd. (28)............      142,003
    86,000   Esprit Asia Holdings Ltd. (27).....       89,358
   103,800   Giordano International Ltd. (27)...      157,785
    66,000   Great Eagle Holdings (26)..........      104,136
   240,000   Huaneng Power Intl. (32)...........       78,506
    67,000   Kerry Properties (26)..............       70,905
    92,000   Li & Fung Ltd. (10)................      460,260
   132,000   *NG Fung Hong Ltd. (15)............       70,694
   220,000   *Stone Electronic Technology
              (11)..............................       51,080
    54,000   Wing Hang Bank Ltd. (4)............      134,383
                                                  -----------
                                                    2,148,177
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             SWEDEN (4.5%)
     5,000   *Arkivator AB (29).................  $   136,523
     7,500   *Aspiro Information AB (9).........       23,977
    19,925   Enea Data AB (9)...................      136,011
     6,700   HIQ Intl AB (9)....................       64,791
     5,900   *Modern Times Group CL B (22)......      281,919
     1,500   *Partnertech AB (11)...............       22,441
     3,750   Proffice AB (28)...................      100,685
    30,000   *Readsoft AB (9)...................      184,306
     2,800   Sigma AB CL B (9)..................       75,816
     9,375   *SwitchCore AB (29)................       98,126
    29,000   *Telelogic AB (9)..................      214,454
    15,650   *Teligent AB (29)..................      311,585
     2,500   *Utfors AB (29)....................       55,462
                                                  -----------
                                                    1,706,096
                                                  -----------
             NETHERLANDS (2.6%)
     4,350   *BE Semiconductor Ind. (11)........       67,982
     2,100   Beter Bed Holding (27).............       63,029
     5,000   Buhrmann (28)......................      143,139
     2,600   Fugro (12).........................      148,491
     2,700   Koninlijke Luchtvaart Maatchappij
              (31)..............................       72,778
     3,000   *Nutreco Holding (15)..............      114,702
     6,130   *Ordina Beheer (9).................      205,078
     3,850   *Versatel Telecom Intl. (29).......      161,921
                                                  -----------
                                                      977,120
                                                  -----------
             NORWAY (2.3%)
     8,500   Bergesen D Y ASA-B (31)............      163,172
    10,250   *Frontline Ltd. (31)...............      125,595
     6,000   *Norman ASA (9)....................       98,025
    23,000   *Nutri Pharma ASA (23).............      106,019
       900   *Opticom ASA (9)...................       96,730
     9,100   *Prosafe ASA (12)..................      134,867
     6,000   *Tandberg ASA (29).................      143,187
                                                  -----------
                                                      867,595
                                                  -----------
             FINLAND (2.1%)
     6,700   *Amer Yhtymae OYJ CL A (10)........      184,441
     5,000   *Elcoteq Network Corp. CL A (29)...      109,684
     1,117   *Nokian Renkaat (3)................       30,963
    32,320   JOT Automation Group OYJ (11)......      215,943
     7,000   *Perlos OYJ (11)...................      221,470
     3,700   *Tecnomen OYJ (29).................       31,830
                                                  -----------
                                                      794,331
                                                  -----------
             SINGAPORE & MALAYSIAN (2.1%)
    29,000   *Datacraft Asia Ltd. (29)..........      255,200
    75,000   JIT Holdings Ltd. (29).............      131,038
    93,000   Keppel Telecom & Transport (29)....      120,521
    56,000   Keppel Land Ltd. (26)..............       74,191
    26,000   Sembcorp Logistics Ltd. (28).......      145,907
                                                  -----------
                                                      726,857
                                                  -----------
             DENMARK (1.9%)
     3,000   Danisco A/S (15)...................      100,340
     4,000   DSV De Sammensluttede Vognmad
              (31)..............................       89,704

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             DENMARK (CONTINUED)
     1,000   Groupe 4 Falck A/S (28)............  $   152,497
     1,700   *Neurosearch A/S (23)..............      132,890
     6,600   Vestas Wind Systems A/S (11).......      242,739
                                                  -----------
                                                      718,170
                                                  -----------
             SOUTH KOREA (1.9%)
     1,000   Cheil Communications Inc. (22).....      130,490
     9,800   Daeduck Electronics Co. (11).......       99,316
         0   *Handysoft Corp. (11)..............            6
     3,700   Hite Brewery Co Ltd. (15)..........      162,597
    15,000   Honam Petrochemical (7)............      100,491
     1,700   LG AD Inc. (22)....................      108,401
     4,625   Ssangyong Oil Refining (12)........      111,163
                                                  -----------
                                                      712,464
                                                  -----------
             SPAIN (1.7%)
     3,310   *Abengoa SA (6)....................       89,063
     6,600   *Radiotronica SA (29)..............      117,277
     4,500   Telecomunicaiones Y Energia (3)....       73,381
     6,000   Zeltia S.A. (23)...................      361,311
                                                  -----------
                                                      641,032
                                                  -----------
             ITALY (1.2%)
    16,000   *Bayerische Vita Spa (4)...........      137,184
     6,250   Brembo Spa (3).....................       64,520
     1,800   *Ericsson Spa (29).................      105,124
     4,900   *Ferretti Spa (10).................       12,833
    16,000   *Marzotto Spa (10).................      130,760
                                                  -----------
                                                      450,421
                                                  -----------
             AUSTRALIA (0.9%)
    14,000   AAPT Ltd. (29).....................       45,890
    42,000   Amcom Telecommunications Ltd.
              (29)..............................       39,191
    18,000   ERG Ltd. (29)......................      139,644
    21,900   Secure Network Solutions Ltd.
              (9)...............................      120,777
                                                  -----------
                                                      345,502
                                                  -----------
             ISRAEL (0.7%)
     7,000   Ampal-American Israel Co. CL A
              (14)..............................      105,000
     1,600   BATM Advanced Technology (9).......      139,920
       700   *Oridion Systems Ltd. (23).........       18,513
                                                  -----------
                                                      263,433
                                                  -----------
             LUXEMBOURG (0.3%)
     1,200   *Theil Logistik AG (31)............      113,555
                                                  -----------
             HUNGARY (0.3%)
     2,600   Egis Gyogyszergyar (23)............      108,921
                                                  -----------
             NEW ZEALAND (0.2%)
    86,000   Air New Zealand Ltd. CL B (31).....       87,534
                                                  -----------
             AUSTRIA (0.1%)
     1,000   Sanochemia Pharmazeutika AG (15)...       50,651
                                                  -----------
             TOTAL FOREIGN COMMON STOCK (93.0%)
              (COST $30,104,724)................  $35,076,324
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (0.4%)
$  149,000   State Street Bank 8.125% due
              07/03/00 repurchase price $149,125
              collateralized by U.S. Treasury
              Bond due 08/15/21 (Cost
              $149,000).........................  $   149,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (0.4%)
              (COST $149,000)...................  $   149,000
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             TOTAL HOLDINGS (93.4%)
              (COST $30,253,724)(a).............  $35,225,324
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (6.6%)................    2,485,462
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $37,710,786
                                                  ===========

---------------

  *  Non-income producing securities.
ADR (American depository receipt) represents ownership of foreign securities. PLC Public limited company.
 (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis. See note 1.

Industry Classifications

 (1)  Aerospace
 (2)  Appliances & Household Durables
 (3)  Automotive
 (4)  Banking
 (5)  Building/Construction
 (6)  Capital Goods
 (7)  Chemicals
 (8)  Communications
 (9)  Computer Products
(10)  Consumer Products
(11)  Electrical & Electronics
(12)  Energy and Oil
(13)  Entertainment & Leisure
(14)  Finance
(15)  Food & Beverage
(16)  Forest & Paper Products
(17)  Governmental
(18)  Hotels
(19)  Insurance
(20)  Machinery
(21)  Manufacturing
(22)  Media & Publishing
(23)  Medical & Health Care
(24)  Metal & Mining
(25)  Plastics
(26)  Real Estate
(27)  Retailing
(28)  Services
(29)  Telecommunications
(30)  Textile
(31)  Transportation
(32)  Utilities
(33)  Diversified
(34)  Miscellaneous

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (A)

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2000 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $30,253,727).............  $35,225,324
  Cash in bank..............................      385,090
  Unrealized gain on forward currency
    contracts (note 5)......................          232
  Receivable for securities sold............    2,257,141
  Receivable for fund shares sold...........      484,440
  Dividends and accrued interest
    receivable..............................       52,723
  Other.....................................       46,153
                                              -----------
    Total assets............................   38,451,103
                                              -----------
Liabilities:
  Unrealized loss on forward currency
    contracts (note 5)......................        5,119
  Payable for securities purchased..........      605,455
  Payable for fund shares redeemed..........           70
  Payable for investment management services
    (note 3)................................       31,114
  Other accrued expenses....................       98,559
                                              -----------
    Total liabilities.......................      740,317
                                              -----------
Net assets at market value..................  $37,710,786
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,178,720
  Paid-in capital in excess of par value....   24,814,511
  Accumulated net realized gain on
    investments (note 1)....................    5,739,626
  Net unrealized appreciation (depreciation)
    on:
    Investments (note 1)....................    4,971,597
    Foreign currency related transactions...       11,219
    Forward currency contracts (note 5).....       (4,887)
                                              -----------
Net assets at market value..................  $37,710,786
                                              ===========
Shares outstanding (note 4).................    2,178,720
Net asset value per share...................  $     17.31
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2000 (Unaudited)

Investment income:
  Interest..................................  $    19,912
  Dividends (net of $12,915 foreign taxes
    withheld)...............................      118,953
                                              -----------
    Total investment income.................      138,865
                                              -----------
Expenses:
  Management fees (note 3)..................      208,761
  Accounting, custody, and transfer agent
    fees (note 3)...........................      137,446
  Directors' fees (note 3)..................          557
  Professional fees.........................        3,969
  Printing, postage, and proxy fees.........        2,715
  Other.....................................          731
                                              -----------
    Total expenses..........................      354,179
                                              -----------
    Net investment loss.....................  $  (215,314)
                                              -----------
Realized and unrealized gain (loss) on
  investments and foreign currency:
  Net realized gain (loss) from:
    Investments.............................  $ 5,708,000
    Forward currency related transactions...     (188,635)
  Net increase (decrease) in unrealized
    appreciation (depreciation) on:
      Investments...........................  (11,826,346)
      Foreign currency related
         transactions.......................       18,966
                                              -----------
      Net gain on investments...............   (6,288,015)
                                              -----------
      Net increase in net assets from
         operations.........................  $(6,503,329)
                                              ===========

---------------

(a) Prior to 5/1/99 the portfolio was known as the Global Contrarian Portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (c)

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 2000     YEAR ENDED
                                                                  (UNAUDITED)         1999
                                                                ----------------   -----------
From operations:
  Net investment (loss).....................................      $   (215,314)    $  (355,952)
  Realized gain on investments and foreign currency
    transactions............................................         5,519,365       3,593,770
  Unrealized appreciation (depreciation) on investments and
    foreign currency transactions...........................       (11,807,380)     17,793,576
                                                                  ------------     -----------
      Net increase (decrease) in net assets from
       operations...........................................        (6,503,329)     21,031,394
                                                                  ------------     -----------
Dividends and distributions to shareholders:
  Capital gains and foreign currency related transaction
    distributions...........................................          (164,038)     (3,775,161)
                                                                  ------------     -----------
From capital share transactions (note 4):
  Received from shares sold.................................        19,072,196       6,574,950
  Received from dividends reinvested........................           164,038       3,775,161
  Paid for shares redeemed..................................       (13,004,708)     (9,277,931)
                                                                  ------------     -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................        (6,231,526)      1,072,180
                                                                  ------------     -----------
         Increase (decrease) in net assets..................          (435,841)     18,328,413
Net Assets:
  Beginning of period.......................................        38,146,627      19,818,214
                                                                  ------------     -----------
  End of period.............................................      $ 37,710,786     $38,146,627
                                                                  ============     ===========

 FINANCIAL HIGHLIGHTS

                                                                SIX MONTHS ENDED         YEARS ENDED DECEMBER 31,
                                                                 JUNE 30, 2000     ------------------------------------
                                                                  (UNAUDITED)       1999      1998      1997      1996
                                                                ----------------   ------    ------    ------    ------
Per share data:
Net asset value, beginning of period........................         $20.25        $10.76    $11.73    $11.66    $10.80
Income from investment operations:
  Net investment income (loss)..............................          (2.10)        (0.20)     0.29      0.29      0.28
  Net realized & unrealized gain (loss) on investments &
    foreign currency transactions...........................          (2.76)        11.81      0.12      1.03      1.00
                                                                     ------        ------    ------    ------    ------
    Total income (loss) from investment operations..........          (2.86)        11.61      0.42      1.32      1.28
                                                                     ------        ------    ------    ------    ------
Less distributions:
  Dividends from net investment income......................           0.00          0.00     (0.29)    (0.38)    (0.24)
  Distributions from net realized capital gains & foreign
    currency related transactions...........................          (0.08)        (2.12)    (1.10)    (0.87)    (0.18)
                                                                     ------        ------    ------    ------    ------
    Total distributions.....................................          (0.08)        (2.12)    (1.39)    (1.25)    (0.42)
                                                                     ------        ------    ------    ------    ------
Net asset value, end of period..............................         $17.31        $20.25    $10.76    $11.73    $11.66
                                                                     ======        ======    ======    ======    ======
Total return................................................         (14.22)%(b)   108.51%     3.53%    11.67%    12.09%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................           1.71%(a)      2.06%     1.30%     1.32%     1.29%
  Ratio of net investment income (loss) to average net
    assets..................................................           1.04%(a)      2.48%     2.33%     2.44%
Portfolio turnover rate.....................................            132%          314%       55%       29%       18%
Net assets at end of period (millions)......................         $ 37.7        $ 38.1    $ 19.8    $ 18.0    $ 11.3

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) Prior to 5/1/99 the portfolio was known as the Global Contrarian Portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 OBJECTIVE

The principal investment objective of the Aggressive Growth Portfolio is to seek capital growth. The portfolio invests in a diversified collection of securities believed to represent attractive growth opportunities.

 PERFORMANCE AS OF JUNE 30, 2000

TOTAL RETURNS:
One-year                                      2.22%
Three-year                                    3.86%
Five-year                                     6.44%
Since inception (3/31/95)                     8.14%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The first six months of the year were characterized by volatility in the financial markets, triggered by concerns over the direction of interest rates. In June, however, investors welcomed reports suggesting economic growth was moderating. In view of this, at their June meeting Fed policymakers held rates steady. At the same time, they warned the economy was still growing at a pace that threatened rising inflation and, therefore, would not rule out additional rate hikes. This admonishment, together with a host of weak corporate earnings announcements, combined to push stock prices lower across the board.

Against this hostile backdrop, the Portfolio lagged its benchmark, the Russell 2500 Index, declining 6.62% while the Russell 2500 gained 5.69%. Nonetheless, the fundamentals of a number of our holdings strengthened during the period. JDS Uniphase, for instance, was a stellar performer. This manufacturer of photonic components continues to see tremendous demand for its products as telecommunications and cable operators deploy its offerings to expand fiber-optic capacity. VERITAS, a relatively new position in the Portfolio, also enhanced our results. As a leader in storage management software, VERITAS is benefiting from the explosion of data created by companies' computer systems.

As for disappointments, while we remain excited about the synergies that will be created once America Online's (AOL's) acquisition of Time Warner is approved, we opted to take profits in AOL because the combined company would have comprised an outsized position in the Portfolio.

Looking ahead, it is unclear whether recent signs of an economic slowdown will be enough to appease the Federal Reserve and allay their fears of inflation. That being the case, near-term market volatility will most likely persist. Nevertheless, we will continue to do what we have always done, whether the economy is growing or slowing: look for outstanding opportunities on a company-by-company basis as we vigilantly monitor our existing holdings to ensure our expectations are being met.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                AGGRESSIVE GROWTH PORTFOLIO
                                                              (COMMENCED OPERATIONS MARCH 31,
                                                                           1995)                        RUSSELL 2500 INDEX
                                                              -------------------------------           ------------------
                                                                            10000                              10000
'97                                                                       13448.8                              16240
                                                                          14395.6                              18153
'98                                                                       15547.3                            19180.5
                                                                            15524                            18359.6
'99                                                                         14740                            20357.1
                                                                          16417.4                            22793.9
'00                                                                       15066.3                            24088.5

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Nokia Corp-Spon ADR                     6.35
 2.  Verisign Inc                            5.97
 3.  Veritas Software                        3.77
 4.  Sun Microsystems Inc                    3.41
 5.  JDS Uniphase                            3.15
 6.  Cisco Systems Inc                       2.81
 7.  I2 Technologies Inc                     2.35
 8.  Art Technology Group                    2.02
 9.  Vodafone AirTouch                       1.82
10.  Xilinx Inc                              1.80

 TOP 5 INDUSTRIES AS OF JUNE 30, 2000

                                      % of Net Assets
 1.  Computer & Related                    15.93
 2.  Communications                        10.28
 3.  Electrical Equipment                   6.03
 4.  Retail                                 4.15
 5.  Medical & Related                      3.88

The prices of small company stocks are generally more volatile than the prices of large company stocks.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                    MARKET
  SHARES     U.S. COMMON STOCK                       VALUE
-------------------------------------------------------------
             ADVERTISING (0.2%)
     1,145   *DoubleClick Inc. .................  $    43,653
                                                  -----------
             AUTOMOTIVE & RELATED (1.0%)
     6,995   Harley-Davidson Inc. ..............      269,308
                                                  -----------
             BANKING (1.3%)
     7,595   Firstar Corp. .....................      159,970
     6,755   Washington Mutual Inc. ............      195,051
                                                  -----------
                                                      355,021
                                                  -----------
             BROADCAST & CABLE TV (5.1%)
     4,000   *Clear Channel Communications......      300,000
     6,300   *Comcast Corp. CL A................      255,150
     5,300   *Cox Communications Inc. CL A......      241,481
     6,500   *Echostar Communications...........      215,211
     5,100   Time Warner Inc. ..................      387,600
                                                  -----------
                                                    1,399,442
                                                  -----------
             COMMUNICATIONS (1.3%)
     5,800   *Nextel Communications Inc. .......      354,888
                                                  -----------
             COMPUTER & RELATED (14.3%)
     2,000   *Brocade Communications Systems....      366,969
    11,800   *Cisco Systems Inc. ...............      750,038
     4,855   Symbol Technologies Inc. ..........      262,170
    10,000   *Sun Microsystems Inc. ............      909,375
     9,016   *Verisign Inc. ....................    1,591,324
                                                  -----------
                                                    3,879,876
                                                  -----------
             COMPUTER SOFTWARE (8.8%)
     6,000   *I2 Technologies Inc. .............      625,594
     3,700   *Oracle Corp. .....................      311,031
     4,300   *TIBCO Software Inc. ..............      461,108
     8,900   *Veritas Software Corp. ...........    1,005,839
                                                  -----------
                                                    2,403,572
                                                  -----------
             CONSUMER PRODUCTS (1.8%)
     5,605   Colgate-Polmolive Co. .............      335,599
     3,815   Nike Inc. CL B.....................      151,885
                                                  -----------
                                                      487,484
                                                  -----------
             ELECTRONICS/SEMICONDUCTOR (8.9%)
     4,000   *Applied Material Inc. ............      362,500
     3,000   *Conexant Systems Inc. ............      145,875
     7,000   *JDS Uniphase Corp. ...............      839,125
     6,000   Texas Instruments Inc. ............      412,125
     5,467   *Vishay Intertechnology Inc. ......      207,404
     5,800   *Xilinx Inc. ......................      478,862
                                                  -----------
                                                    2,445,891
                                                  -----------
             FINANCIAL SERVICES (0.8%)
    12,490   *E*Trade Group Inc. ...............      206,085
                                                  -----------
             FOOD & RELATED (1.0%)
    12,000   *Kroger Co. .......................      264,750
                                                  -----------
             HOTEL & LODGING (1.1%)
     8,910   MGM Grand Inc. ....................      286,234
                                                  -----------
             INSTRUMENTS-SCIENTIFIC (1.3%)
     5,000   PE-Corp. PE Biosystems Grp.........      329,375
                                                  -----------

                                                    MARKET
  SHARES     U.S. COMMON STOCK                       VALUE
-------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES (5.9%)
     5,555   *America Online Inc. ..............  $   293,026
     5,330   *Art Technology Group Inc. ........      537,997
     1,110   *Inktomi Corp. ....................      131,258
     1,275   *Macromedia Inc. ..................      123,276
     5,500   *Priceline.com Inc. ...............      208,914
     2,160   *Yahoo! Inc. ......................      267,570
                                                  -----------
                                                    1,562,041
                                                  -----------
             MEDICAL & RELATED (4.6%)
     1,620   *Abgenix Inc. .....................      194,172
     1,915   *Celera Genomics Group.............      179,053
     2,110   *Genetach Inc. ....................      362,920
     6,620   Pfizer Inc. .......................      317,760
     3,260   Pharmacia Corp. ...................      168,501
                                                  -----------
                                                    1,222,406
                                                  -----------
             NETWORK PRODUCTS (0.9%)
     1,350   *Juniper Networks Inc. ............      196,509
       440   *ONI System Corp. .................       51,569
                                                  -----------
                                                      248,078
                                                  -----------
             PUBLISHING-NEWSPAPERS (0.5%)
     3,285   New York Times Co. CL A............      129,757
                                                  -----------
             RETAIL (4.1%)
    10,000   GAP Inc. ..........................      312,500
     4,000   Home Depot Inc. ...................      199,750
     2,595   Tiffany & Co. .....................      175,162
    12,810   Walgreen Co. ......................      412,322
                                                  -----------
                                                    1,099,734
                                                  -----------
             TELECOMMUNICATIONS & CELLULAR (0.3%)
       975   *Level 3 Communications Inc. ......       85,800
                                                  -----------
             WIRELESS EQUIPMENT (1.3%)
     1,670   *Aether Systems Inc. ..............      342,350
                                                  -----------
             TOTAL U.S. COMMON STOCK (64.5%)
              (COST $17,245,624)................  $17,415,745
                                                  -----------
                                                    MARKET
  SHARES     FOREIGN COMMON STOCK                    VALUE
-------------------------------------------------------------
             FINLAND (6.4%)
             COMMUNICATIONS (6.4%)
    33,900   Nokia Corp-Spon ADR................  $ 1,692,881
                                                  -----------
             GERMANY (0.7%)
             COMMUNICATIONS (0.7%)
         7   *NTT Moblie........................      189,884
                                                  -----------
             ISRAEL (1.0%)
             COMPUTER & RELATED (1.0%)
     1,245   *Check Point Software Technology...      263,629
                                                  -----------
             MEXICO (1.4%)
             BROADCAST RADIO & TV (1.3%)
     5,155   *Grupo Televisa SA SP GDR..........      355,373
                                                  -----------
             NETHERLANDS (0.6%)
             COMPUTER & RELATED (0.6%)
     3,540   *ASM Lithography Holdings..........      156,202
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                    MARKET
  SHARES     FOREIGN COMMON STOCK                    VALUE
-------------------------------------------------------------
             SOUTH KOREA (0.9%)
             TELECOMMUNICATIONS & CELLULAR (0.9%)
     6,705   SK Telecom Co. Ltd. ...............  $   243,475
                                                  -----------
             SPAIN (1.0%)
             TELECOMMUNICATIONS & CELLULAR (1.0%)
     4,090   *Telefonica SP-ADR.................      262,016
                                                  -----------
             TAIWAN (1.1%)
             ELECTRONICS/SEMICONDUCTORS (1.1%)
     7,600   Taiwan Semiconductors ADR..........      294,975
                                                  -----------
             UNITED KINGDOM (5.9%)
             COMMUNICATIONS (3.3%)
   109,576   Vodafone Airtouch PLC..............      442,917
    11,710   Vodafone Airtouch PLC-SP ADR.......      485,233
                                                  -----------
                                                      928,150
                                                  -----------
             COMPUTER & RELATED (2.2%)
     2,700   *Colt Telecom Group SP-ADR.........      366,188
     5,200   *Psion PLC.........................      251,519
                                                  -----------
                                                      617,707
                                                  -----------
             ELECTRONIC/SEMICONDUCTORS (0.4%)
     2,300   *Bookham Technology................      136,275
                                                  -----------
             TOTAL UNITED KINGDOM...............    1,682,132
                                                  -----------
             TOTAL FOREIGN COMMON STOCK (19.0%)
              (COST $1,381,893).................  $ 5,140,567
                                                  -----------
             TOTAL COMMON STOCK (83.5%)
              (COST $21,219,504)................  $22,556,312
                                                  -----------
   FACE                                             MARKET
  AMOUNT     LONG-TERM NOTES                         VALUE
-------------------------------------------------------------
             COMPUTER & RELATED (0.5%)
$  157,000   E-Trade Group
             6.000% 02/01/07....................  $   142,281
                                                  -----------

   FACE                                             MARKET
  AMOUNT     LONG-TERM NOTES                         VALUE
-------------------------------------------------------------
             TELECOMMUNICATIONS (1.7%)
$  225,000   Level 3 Communications Inc. 0.000%
              03/15/08..........................  $   223,875
   250,000   Level 3 Communications Inc. 6.000%
              03/15/10..........................      226,250
                                                  -----------
                                                      450,125
                                                  -----------
             TOTAL LONG-TERM NOTES (2.2%)
              (COST $586,477)...................  $   592,406
                                                  -----------
   FACE                                             MARKET
  AMOUNT     SHORT-TERM NOTES                        VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (12.6%)
             Federal Home Mortgage Corp.
             5.950% 07/03/00....................  $ 3,398,759
                                                  -----------
             TOTAL SHORT-TERM NOTES (12.6%)
              (COST $3,398,759).................  $ 3,398,759
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (0.4%)
$  106,000   Firstar 4.250% 07/03/00 repurchase
              price $106,037 collateralized by
              GNMA certificates pool # 280329
              due 10/01/29 (Cost $106,000)......  $   106,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (0.4%)
              (COST $106,000)...................  $   106,000
                                                  -----------
             TOTAL HOLDINGS (98.7%) (COST
              $25,310,740)(A)...................  $26,653,477
                                                  -----------
             CASH AND RECEIVABLES, NET OF
              LIABILITIES (1.3%)................      373,851
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $27,027,328
                                                  ===========

---------------

  * Non-income producing securities.

ADR (American depository receipt) represents ownership of foreign securities.

 (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis. See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2000 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $25,310,740).............  $26,653,477
  Cash in bank..............................          601
  Receivable for fund shares sold...........      322,105
  Receivable for fund shares sold...........       67,135
  Dividends and accrued interest
    receivable..............................       19,420
  Variation margin on futures contracts
    (note 1)................................        6,909
  Other.....................................          636
                                              -----------
    Total assets............................   27,070,283
                                              -----------
Liabilities:
  Payable for securities purchases..........       16,329
  Payable for fund shares redeemed..........          120
  Payable for investment management services
    (note 3)................................       17,318
  Other accrued expenses....................        9,188
                                              -----------
    Total liabilities.......................       42,955
                                              -----------
Net assets at market value..................  $27,027,328
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,445,447
  Paid-in capital in excess of par value....   24,411,246
Accumulated net realized gain (loss) on:
  Investments (note 1)......................   (1,216,066)
  Futures contracts.........................       39,721
Net unrealized appreciation on:
  Investments (note 1)......................    1,342,737
  Futures contracts (note 1)................        4,243
                                              -----------
Net assets at market value..................  $27,027,328
                                              ===========
Shares outstanding (note 4).................    2,445,447
Net asset value per share...................  $     11.05
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2000 (Unaudited)

Investment income:
  Interest..................................  $    77,080
  Dividends.................................       16,864
                                              -----------
    Total investment income.................       93,944
                                              -----------
Expenses:
  Management fees (note 3)..................      100,544
  Custodian fees (note 3)...................        2,412
  Directors' fees (note 3)..................          339
  Professional fees.........................        3,913
  Accounting and transfer agent fees........        9,001
  Other.....................................        2,141
                                              -----------
    Total expenses..........................      118,350
                                              -----------
    Net investment loss.....................  $   (24,406)
                                              -----------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from:
    Investments.............................  $ 1,332,374
    Futures contracts.......................       39,721
  Net increase (decrease) in unrealized
    appreciation (depreciation) on:
    Investments.............................   (3,072,548)
    Futures contracts.......................        4,243
                                              -----------
    Net loss on investments.................   (1,696,210)
                                              -----------
    Net decrease in net assets from
      operations............................  $(1,720,616)
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 2000     YEAR ENDED
                                                                  (UNAUDITED)         1999
                                                                ----------------   -----------
From operations:
  Net investment loss.......................................      $   (24,406)     $   (75,692)
  Realized gain (loss) on investments and futures
    contracts...............................................        1,372,095       (2,241,204)
  Unrealized appreciation (depreciation) on investments and
    futures contracts.......................................       (3,068,305)       3,175,859
                                                                  -----------      -----------
      Net increase (decrease) in net assets from
       operations...........................................       (1,720,616)         858,963
                                                                  -----------      -----------
From capital share transactions (note 4):
  Received from shares sold.................................        6,955,878        3,879,661
  Paid for shares redeemed..................................       (1,532,014)      (7,861,693)
                                                                  -----------      -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................        5,423,864       (3,982,032)
                                                                  -----------      -----------
         Increase (decrease) in net assets..................        3,703,248       (3,123,069)
Net Assets:
  Beginning of period.......................................       23,324,080       26,447,149
                                                                  -----------      -----------
  End of period.............................................      $27,027,328      $23,324,080
                                                                  ===========      ===========

 FINANCIAL HIGHLIGHTS

                                                                SIX MONTHS ENDED           YEARS ENDED DECEMBER 31,
                                                                 JUNE 30, 2000      ---------------------------------------
                                                                  (UNAUDITED)        1999       1998       1997       1996
                                                                ----------------    ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................         $11.79         $11.15     $11.09     $10.03     $11.84
Income (loss) from investment operations:
  Net investment income (loss)..............................          (0.01)         (0.03)     (0.01)     (0.05)      1.64
  Net realized and unrealized gain (loss) on investments....          (0.73)          0.67       0.88       1.29      (1.59)
                                                                     ------         ------     ------     ------     ------
    Total income from investment operations.................          (0.74)          0.64       0.87       1.24       0.05
                                                                     ------         ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................           0.00           0.00       0.00      (0.14)     (1.86)
  Distributions from net realized capital gains.............           0.00           0.00      (0.81)     (0.04)      0.00
                                                                     ------         ------     ------     ------     ------
    Total distributions.....................................           0.00           0.00      (0.81)     (0.18)     (1.86)
                                                                     ------         ------     ------     ------     ------
Net asset value, end of period..............................         $11.05         $11.79     $11.15     $11.09     $10.03
                                                                     ======         ======     ======     ======     ======
Total return................................................          (6.62)%(b)      5.76%      7.84%     12.53%      0.76%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................           0.92%(a)       0.95%      0.94%      0.97%      1.01%
  Ratio of net investment income (loss) to average net
    assets..................................................          (0.19)%(a)     (0.32)%    (0.09)%    (0.40)%    15.81%
Portfolio turnover rate.....................................            119%           241%       203%       193%      1987%
Net assets at end of period (millions)......................         $ 27.0         $ 23.3     $ 26.4     $ 19.9     $ 12.0

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 OBJECTIVE

The objective of the Core Growth Portfolio is to provide long-term capital appreciation.

 PERFORMANCE AS OF JUNE 30, 2000

TOTAL RETURN:

One-year                                    105.24%
Three-year                                   37.70%
Since inception (1/3/97)                     31.89%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Ohio National Fund Core Growth Portfolio returned 21.77% for the first half, 2000. This compares with the Russell Mid Cap Growth Index return of 12.14% over the same period.

The most significant event for the equity markets during the first half of 2000 was volatility. Whether it was caused by an aggressively restrictive Federal Reserve or valuation levels that were unsustainable by mid-March, volatility ruled the day. This was especially evident in the technology sector that experienced both the biggest run up over the last 18 months and the biggest correction during the two month sell-off. Overall though, the first half of 2000 turned out to be a very good period for reasons other than just performance. First, fundamentals of many aggressive growth companies continued to be strong and actually improved throughout the half. Second, rational thinking returned to the market. Investors began to scrutinize business models and we are now passed the days when companies attained stratospheric valuations with only a semblance of a business strategy, no real track record, and no visible path to profitability. We believe this is not only healthy for the stock market in the long run, but necessary in order for those companies that possess improving fundamentals and executed business plans to come to the forefront.

Several factors led to the favorable results in the first half. First, growth stocks outperformed value stocks across mid and large capitalization stocks. This is evidenced by the return of the Russell Mid Cap Growth Index of 12.1% vs. -0.7% for the Russell Mid Cap Value Index. Second, we were overweighted the Technology and Energy sectors when they had among the best returns in the market. Third, the individual stocks in the Technology and Health Care sectors of the Fund outperformed the stocks held in the benchmark. And lastly, the companies in the Fund experienced a minimal number of earnings disappointments this year.

The Fund continues to have a large weighting in Technology, representing nearly 62% of the total. Health Care and Energy represent the next largest areas of focus as the Consumer and Services sectors have declined. The portfolio is dominated by fewer sectors today than historically. This reflects an economy that is very narrow in its underlying strengths. For these reasons, the Fund is potentially more volatile than prior quarters. Having said that, it would be tough to imagine a six-month period more volatile than what we just experienced. As other sectors become more attractive we will attempt to provide more diversification.

 CHANGE IN VALUE OF $10,000 INVESTMENT
                                    [GRAPH]

                                                              CORE GROWTH PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 3, 1997)             RUSSELL 3000 INDEX
                                                              --------------------------------          ------------------
                                                                            10000                              10000
'98                                                                       11069.1                            15145.8
                                                                          10546.7                              16312
'99                                                                       12823.7                            18165.1
                                                                          21615.6                            21959.7
'00                                                                       26319.2                            22168.4

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Verisign, Inc                           3.99
 2.  Redback Networks                        3.85
 3.  MRV Communications                      3.03
 4.  Art Tech Group                          2.97
 5.  Globalspan Inc                          2.86
 6.  Newport Corporation                     2.82
 7.  Extreme Networks Inc                    2.55
 8.  Vitria Technology                       2.42
 9.  Teva Pharmaceutical                     2.37
10.  Infospace                               2.24

 TOP 5 INDUSTRIES AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Computer & Related                     17.53
 2.  Internet Software                      10.59
 3.  Medical & Related                       8.72
 4.  Electronics Components SE               8.67
 5.  Telecommunications & Cellular           7.46

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                    MARKET
SHARES              U.S. COMMON STOCK                VALUE
-------------------------------------------------------------
          ADVERTISING (1.8%)
 16,500   *Getty Images Inc. ...................  $   611,531
  4,300   *Lamar Advertising Co. ...............      186,244
                                                  -----------
                                                      797,775
                                                  -----------
          AUDIO VIDEO (1.0%)
  4,500   *Polycom Inc. ........................      423,422
                                                  -----------
          BANKING (0.6%)
  9,300   Bank One Corp. .......................      247,031
                                                  -----------
          BROADCAST RADIO & TV (0.7%)
  2,900   *Univision Communications ............      300,150
                                                  -----------
          CAPACITORS (0.7%)
 12,600   *Kemet Corp. .........................      315,787
                                                  -----------
          COMMERCIAL SERVICES (1.1%)
  9,300   *Convergys Corp. .....................      482,437
                                                  -----------
          COMPUTER & RELATED (5.7%)
  9,400   *Bea Systems..........................      464,712
  5,100   *Brocade Comm. Systems................      935,770
  4,000   *Mercury Interactive Corp.............      387,000
  5,000   *Sandisk Corp.........................      305,937
    600   *Storagenetworks Inc..................       54,150
  3,150   *Veritas Software Corp. ..............      355,999
                                                  -----------
                                                    2,503,568
                                                  -----------
          COMPUTER SOFTWARE (2.1%)
  3,600   *Micromuse Inc. ......................      595,744
  5,600   *Quest Software Inc...................      310,100
                                                  -----------
                                                      905,844
                                                  -----------
          DRUGS (5.7%)
 15,500   *Celgene Corp. .......................      912,563
  2,400   *Incyte Pharmaceutical ...............      197,250
 10,000   *Medics Pharmaceutical ...............      570,000
 11,400   *Medimmune Inc. ......................      843,600
                                                  -----------
                                                    2,523,413
                                                  -----------
          ELECTRONICS/SEMICONDUCTORS (9.0%)
  7,700   *Atmel Electronic Co. ................      358,050
  5,200   *Celestica Inc. ......................      258,050
 10,900   *Cypress Semiconductor Corp. .........      460,525
 10,200   *Globalspan Inc. .....................    1,245,197
  3,200   *QLogic Corp. ........................      211,400
  8,000   *Triqunit Semiconductor...............      765,500
  7,700   *Xilinx Inc. .........................      635,731
                                                  -----------
                                                    3,934,453
                                                  -----------
          ENTERTAINMENT & LEISURE (0.7%)
 12,800   *Premier Parks........................      291,200
                                                  -----------

                                                    MARKET
SHARES              U.S. COMMON STOCK                VALUE
-------------------------------------------------------------
          FIBER OPTICS (8.8%)
  3,800   *C-Cor.Net Corp. .....................  $   102,600
  2,700   *Ciena Corp. .........................      450,056
  9,600   *Finisar Corp. .......................      251,400
  6,600   *JDS Uniphase Corp. ..................      791,175
 19,600   *MRV Communications ..................    1,318,100
  1,500   *SCL Inc. ............................      427,781
  4,900   *Sycamore Networks Inc. ..............      540,838
                                                  -----------
                                                    3,881,950
                                                  -----------
          INSTRUMENTS/CONTROL (7.8%)
 10,600   *Credence Systems Corp. ..............      584,988
  9,500   *Cytyc Corp. .........................      507,062
 20,900   *Mettler-Toledo Intl. ................      836,000
  5,100   *Microchip Technologies ..............      297,155
 11,400   *Newport Corp. .......................    1,224,075
                                                  -----------
                                                    3,449,280
                                                  -----------
          INTERNET & RELATED (8.6%)
  7,200   *Ariba Inc. ..........................      705,938
  7,800   *China.com Corp. .....................      159,413
 17,600   *Infospace.com .......................      972,400
 13,500   *Rare Medium Group ...................      213,469
  9,820   *Verisign Inc. .......................    1,733,230
                                                  -----------
                                                    3,784,450
                                                  -----------
          INTERNET SOFTWARE (10.6%)
 12,800   *Art Tech Group.......................    1,292,000
  7,300   *Commerce One Inc. ...................      331,352
  6,300   *Clarent Corp. .......................      450,450
 19,100   *Niku Corp. ..........................      644,625
 16,800   *Vignette Corp. ......................      873,862
 17,200   *Vitria Technology Inc. ..............    1,051,350
                                                  -----------
                                                    4,643,639
                                                  -----------
          MEDICAL & RELATED (0.6%)
 11,800   *Allscripts Inc. .....................      271,400
                                                  -----------
          NETWORK PRODUCTS (10.2%)
  3,100   *Emulex Corp. ........................      203,631
 10,500   *Extreme Networks Inc. ...............    1,107,750
  2,800   *Foundry Networks Inc. ...............      309,400
  4,800   *Juniper Networks Inc. ...............      698,700
  9,400   *Redback Networks ....................    1,673,200
  3,000   *Turnstone Systems ...................      497,016
                                                  -----------
                                                    4,489,697
                                                  -----------
          RETAIL (2.0%)
  4,900   Tiffany & Co. ........................      330,750
 14,500   *Zale Corp. ..........................      529,350
                                                  -----------
                                                      860,000
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                    MARKET
SHARES              U.S. COMMON STOCK                VALUE
-------------------------------------------------------------
          OIL, ENERGY & NATURAL GAS (8.8%)
  6,900   *BJ Services Co. .....................  $   431,250
  4,900   Baker Hughs Inc. .....................      156,800
 12,100   *Cooper Cameron Corp. ................      798,600
 12,600   Diamond Offshore Drilling ............      442,575
 21,600   Ensco International ..................      773,550
 13,000   EOG Resources Inc. ...................      435,500
 13,900   *Global Marine Inc. ..................      391,806
 12,100   Santa Fe International ...............      422,744
                                                  -----------
                                                    3,852,825
                                                  -----------
          TELECOMMUNICATIONS & WIRELESS (5.2%)
  6,600   *Advanced Fibre Communications .......      299,062
 57,000   *Ditech Communications Corp. .........      539,006
  2,300   *Natural Microsystems Corp. ..........      258,606
  6,800   Netro Corp. ..........................      390,150
  3,300   *Sonus Networks Inc. .................      520,988
  5,600   *Tekelec .............................      269,850
                                                  -----------
                                                    2,277,662
                                                  -----------
          TOTAL U.S. COMMON STOCK (91.7%) (COST
           $30,231,365).........................  $40,235,983
                                                  -----------

                                                    MARKET
 SHARES            FOREIGN COMMON STOCK              VALUE
-------------------------------------------------------------
           ISRAEL (4.2%)
           COMPUTER & RELATED (1.1%)
   2,200   *Check Point Software................  $   465,850
           MEDICAL & RELATED (2.3%)
  18,600   Teva Pharmaceutical..................    1,031,138
                                                  -----------
           TELECOMMUNICATIONS (0.8%)
   2,800   *Audiocodes Ltd. ....................  $   336,000
                                                  -----------
           TOTAL ISRAEL.........................    1,832,988
                                                  -----------

                                                    MARKET
 SHARES            FOREIGN COMMON STOCK              VALUE
-------------------------------------------------------------
           IRELAND (1.0%)
           EDUCATIONAL SOFTWARE (1.1%)
   9,800   *Smartforce PLC SP ADR ..............      470,400
                                                  -----------
           TOTAL FOREIGN COMMON STOCK (5.3%)
            (COST $1,482,326)...................  $ 2,303,388
                                                  -----------
           TOTAL COMMON STOCK (97.0%) (COST
            $31,713,691)........................  $42,539,371
                                                  -----------

  FACE                                              MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (2.1%)
$933,000   Firstar 4.250% 07/03/00 repurchase
            price $933,326 collateralized by
            GNMA certificates pool # 280329 due
            10/01/29 (Cost $933,000)............  $   933,000
                                                  -----------
           TOTAL SHORT-TERM NOTES (2.1%) (COST
            $933,000)...........................  $   933,000
                                                  -----------
           TOTAL HOLDINGS (99.1%) (COST
            $32,646,691) (a)....................  $43,472,371
                                                  -----------
           CASH & RECEIVABLES, NET OF
            LIABILITIES (0.9%)..................      414,366
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $43,886,737
                                                  ===========

---------------

 * Non-income producing securities.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2000 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $32,646,690).............  $43,472,371
  Cash in bank..............................          127
  Receivable for securities sold............      608,022
  Receivable for fund shares sold...........       45,847
  Dividends and accrued interest
    receivable..............................        4,546
  Other.....................................        6,631
                                              -----------
    Total assets............................   44,137,544
                                              -----------
Liabilities:
  Payable for securities purchased..........      193,341
  Payable for fund shares redeemed..........       22,017
  Payable for investment management services
    (note 3)................................       31,169
  Other accrued expenses....................        4,280
                                              -----------
    Total liabilities.......................      250,807
                                              -----------
Net assets at market value..................  $43,886,737
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,160,026
  Paid-in capital in excess of par value....   24,889,997
  Accumulated net realized gain on
    investments (note 1)....................    6,011,033
  Net unrealized appreciation on investments
    (note 1)................................   10,825,681
                                              -----------
Net assets at market value..................  $43,886,737
                                              ===========
Shares outstanding (note 4).................    2,160,026
Net asset value per share...................  $     20.32
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2000 (Unaudited)

Investment income:
  Interest..................................  $    26,210
  Dividends.................................       10,518
                                              -----------
    Total investment income.................       36,728
                                              -----------
Expenses:
  Management fees (note 3)..................      180,676
  Custodian fees (note 3)...................        2,412
  Directors' fees (note 3)..................          497
  Professional fees.........................        3,953
  Accounting and transfer agent fees........        5,365
  Other.....................................        3,983
                                              -----------
    Total expenses..........................      196,886
                                              -----------
    Net investment loss.....................  $  (160,158)
                                              -----------
Realized and unrealized gain on investments:
  Net realized gain from investments........  $ 6,094,869
  Net increase in unrealized appreciation on
    investments.............................      715,313
                                              -----------
    Net gain on investments.................    6,810,182
                                              -----------
    Net increase in net assets from
      operations............................  $ 6,650,024
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 2000      YEAR ENDED
                                                                  (UNAUDITED)          1999
                                                                ----------------    -----------
From operations:
  Net investment loss.......................................      $  (160,158)      $  (143,620)
  Realized gain on investments..............................        6,094,869         8,876,766
  Unrealized appreciation on investments....................          715,313         7,472,326
                                                                  -----------       -----------
      Net increase in net assets from operations............        6,650,024        16,205,472
                                                                  -----------       -----------
Dividends and distributions to shareholders:
  Capital gain distributions................................         (775,296)       (6,552,496)
                                                                  -----------       -----------
From capital share transactions (note 4):
  Received from shares sold.................................        9,404,514         9,907,186
  Received from dividends reinvested........................          775,296         6,552,496
  Paid for shares redeemed..................................       (3,630,273)       (6,431,773)
                                                                  -----------       -----------
      Increase in net assets derived from capital share
       transactions.........................................        6,549,537        10,027,909
                                                                  -----------       -----------
         Increase in net assets.............................       12,424,265        19,680,885
Net Assets:
  Beginning of period.......................................       31,462,472        11,781,587
                                                                  -----------       -----------
  End of period.............................................      $43,886,737       $31,462,472
                                                                  ===========       ===========

 FINANCIAL HIGHLIGHTS

                                                                SIX MONTHS ENDED    YEARS ENDED DECEMBER 31,
                                                                 JUNE 30, 2000     --------------------------
                                                                  (UNAUDITED)       1999      1998      1997
                                                                ----------------   ------    ------    ------
Per share data:
Net asset value, beginning of period........................        $ 16.98        $10.54    $ 9.68    $10.00
Income (loss) from investment operations:
  Net investment loss.......................................          (0.08)        (0.10)    (0.06)    (0.02)
  Net realized and unrealized gain (loss) on investments....           3.79         11.05      0.92     (0.30)
                                                                    -------        ------    ------    ------
    Total income (loss) from investment operations..........           3.71         10.95      0.86     (0.32)
                                                                    -------        ------    ------    ------
Less distributions:
  Distributions from net realized capital gains.............          (0.37)        (4.51)     0.00      0.00
                                                                    -------        ------    ------    ------
Net asset value, end of period..............................        $ 20.32        $16.98    $10.54    $ 9.68
                                                                    =======        ======    ======    ======
Total return................................................          21.77%(b)    104.95%     8.82%     3.08%
Ratios and supplemental data:
Ratio of expenses to average net assets.....................           1.03%(a)      1.06%     1.13%     1.11%
  Ratio of net investment loss to average net assets........          (0.84)%(a)    (0.75)%   (0.62)%   (0.18)%
Portfolio turnover rate.....................................             83%          264%      134%       65%
Net assets at end of period (millions)......................        $  43.9        $ 31.5    $ 11.8    $  9.5

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 OBJECTIVE

The Growth & Income Portfolio's investment objective is long-term total return.

 PERFORMANCE AS OF JUNE 30, 2000

TOTAL RETURN:

One-year                                     34.58%
Three-year                                   28.22%
Since inception (1/3/97)                     28.31%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

We endured a very difficult second quarter in the ON Series Growth & Income portfolio. In the quarter, the portfolio declined 13.45% against a 4.00% decline in the Russell 2500 and a 4.51% decline in the Russell Midcap index. This steep fall pulled down our year to date returns as well. For the first six months of the year, the ON Series Growth & Income portfolio is down .68% versus a 5.69% increase and a 5.12% rise in the Russell 2500 and Russell Midcap bench marks respectively. Twelve month results remain solid however: for the 12 months ending 6/30/00 the ON Series Growth & Income portfolio is up 34.58% significantly outpacing both the Russell 2500 index, up 18.34%, and the Russell Midcap index, up 12.64%

The first half of 2000 saw two distinctly different market environments. We enjoyed a strong first 75 days in which we significantly outperformed the midcap benchmarks. However, a powerful correction that began with a crack in the NASDAQ on March 10, 2000 swept through late March, April and most of May before small and midcap stocks rallied in June. While our June performance helped stop the bleeding, we endured significant damage in the three month correction, which by our measure was one of the strongest, fastest declines in small and midcap stocks on record.

Our performance suffered in part because the portfolio held a number of positions that were smaller in market capitalization than the benchmarks. As of June 30, 2000 the ON Series Growth & Income portfolio held approximately 40% of its assets in stocks with market capitalizations above $5 billion while 62% of the Russell Midcap index was housed in stocks above $5 billion. Thus 60 % of portfolio assets were in positions under $5 billion in market cap while the benchmark contained only 38% of its assets under $5 billion. While several of these "smaller" positions of under $5 billion in market cap helped performance early in the year, they detracted significantly from returns during the correction. Historically, small cap stocks are less liquid than many midcap companies, and can decline more sharply in corrections. One of the frustrating aspects of this correction was the "uncoupling" of a company's stock performance from its business fundamentals. A number of our positions declined more than we believed the fundamentals warranted.

Primus Telecommunications Group, Inc. provides telecom and internet access service to about 1.9 million business and residential customers in areas primarily outside the U.S. The company continues to add new customers at an attractive pace, while it completes the buildout of its own telecom network. Primus enjoys strong growth, increasing revenues by over 100% last year and is operating in an EBITDA cash flow positive environment. While company fundamentals are strong, telecom stocks came under pressure this Spring and the stock fell sharply. We remain positive on the company, and held onto our shares throughout the correction. Primus is one example of several stocks with strong fundamentals that we believe has long term value despite a recent decline in share price.

Over the past six months we have expanded the healthcare exposure of the portfolio. At the end of the second quarter, healthcare made up approximately 5.3% of the portfolio and contributed positively to first half returns. We have made a number of successful investments in the biotech area. We believe the advances in genomic coding, coupled with increased interest from the big drug companies in playing a role in this burgeoning opportunity, will make this an exciting are in which to invest. However, valuation of these companies is very difficult and we are more inclined to trade these positions rather than make longer term commitments. Beyond biotech, we are expanding our focus in the medical device and hospital /HMO areas. A more favorable political environment and the growth of a budget surplus in the US economy has brought some life to the healthcare sector, which has severely underperformed most other sectors since 1997.

After last year's strong runup in stock prices, coupled with multiple interest rate increases by the Federal Reserve, few investors should be surprised that stocks cooled off early in 2000. The magnitude of the correction surprised many investors. Looking forward, we see many companies with very strong fundamental operating environments. Valuations of small and midcap stocks, while not low, are certainly more attractive than they were early in the year, and are lower than the multiples of many "must own" NASDAQ stocks. Clearly the market is watching the Fed's actions towards interest rates. Consensus estimates predict another 25 basis point hike in August with no further hikes as we enter the end of an election year. In this somewhat uncertain environment, we are working hard to uncover the stocks of companies that will enable us to return our performance to levels we have delivered in the past.

 CHANGE IN VALUE OF $10,000 INVESTMENT
                                    [GRAPH]

                                                             GROWTH & INCOME PORTFOLIO
                                                      (COMMENCED OPERATIONS JANUARY 3, 1997)            RUSSELL 2500 INDEX
                                                          --------------------------------              ------------------
                                                                        10000                                  10000
'98                                                                   14452.3                                13139.4
                                                                      14625.8                                  12577
'99                                                                   17752.8                                13945.4
                                                                      23730.1                                15614.7
'00                                                                   23891.5                                16501.6

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Thermo Electron                         2.16
 2.  Tektronix Inc                           2.13
 3.  Apache Corp                             1.93
 4.  Southdown Inc                           1.78
 5.  Nabors Industries                       1.77
 6.  Global Marine Inc                       1.74
 7.  AES Corp                                1.57
 8.  Amgen Inc                               1.45
 9.  Software.com Inc                        1.45
10.  UnitedHealth Group                      1.41

 TOP 5 INDUSTRIES AS OF JUNE 30, 2000

                                      % of Net Assets
 1.  Telecommunications & Cellular         24.18
 2.  Cable Television                      10.70
 3.  Consumer Products                      6.29
 4.  Broadcast Radio & TV                   6.01
 5.  Healthcare                             5.30

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

  SCHEDULE OF INVESTMENTS                              JUNE 30, 2000 (UNAUDITED)

                                                     MARKET
  SHARES              U.S. COMMON STOCK              VALUE
--------------------------------------------------------------
              BANKING (4.2%)
     75,000   Amsouth Bancorp...................  $  1,181,250
     34,500   Fleet Boston Financial Corp. .....     1,173,000
     70,000   U.S. Bancorp......................     1,347,500
     50,000   Washington Mutual Inc. ...........     1,443,750
                                                  ------------
                                                     5,145,500
                                                  ------------
              BUILDING & CONSTRUCTION (1.8%)
     37,500   Southdown Inc. ...................     2,165,625
                                                  ------------
              CHEMICALS (0.5%)
    250,000   *Seminis Inc. ....................       656,250
                                                  ------------
              COMMUNICATIONS (3.4%)
     39,100   *BroadWing Inc. ..................     1,014,156
     65,000   *Primus Telecom. Group Inc. ......     1,616,875
      5,000   *Sprint Corp. PCS Group...........       297,500
    115,000   *Startec Global Communications
               Corp. ...........................     1,229,062
                                                  ------------
                                                     4,157,593
                                                  ------------
              COMPUTER & RELATED (4.9%)
     29,700   *Checkfree Holdings Corp. ........     1,531,406
     25,000   Jack Henry & Assoc................     1,253,125
     70,000   *MetaCreations Corp. .............       840,000
      7,500   *Siebel Systems Inc. .............     1,226,719
     40,000   *Sungard Data Systems Inc. .......     1,240,000
                                                  ------------
                                                     6,091,250
                                                  ------------
              CONTAINERS (1.0%)
    120,000   *Packaging Corp. of America.......     1,215,000
                                                  ------------
              ELECTRICAL - GENERATION (1.6%)
     42,000   *AES Corp. .......................     1,916,250
                                                  ------------
              ELECTRONIC COMPONENTS/SEMICONDUCTORS (10.8%)
     43,400   *Atmel Corp. .....................     1,600,375
     25,000   *Cypress Semiconductor Corp. .....     1,056,250
     13,000   *Globespan Inc. ..................     1,587,016
     25,000   *Intl. Rectifier Corp. ...........     1,400,000
     16,200   *LSI Logic Crop...................       876,825
     22,800   *Maxim Integrated Products
               Inc. ............................     1,548,975
     29,600   Molex Inc. .......................     1,424,500
     25,000   *Novellus Systems Inc. ...........     1,414,062
     10,000   *Sanmina Corp. ...................       855,000
     10,000   *Triquint Semiconductor Inc. .....       956,875
      6,900   *Xilinx Inc. .....................       569,681
                                                  ------------
                                                    13,289,559
                                                  ------------
              FINANCIAL SERVICES (3.3%)
     45,000   *Concord EFS Inc. ................     1,170,000
      5,500   Merrill Lynch & Co. ..............       632,500
     27,500   Paychex Inc. .....................     1,155,000
     27,500   Price (T Rowe) Assoc. Inc. .......     1,168,750
                                                  ------------
                                                     4,126,250
                                                  ------------
              ENTERTAINMENT & LEISURE (1.8%)
     19,500   *Macrovision Corp. ...............     1,246,477
     15,000   *Viacom Inc. CL B.................     1,022,812
                                                  ------------
                                                     2,269,289
                                                  ------------

                                                     MARKET
  SHARES              U.S. COMMON STOCK              VALUE
--------------------------------------------------------------
              HOTEL/LODGING (1.3%)
    175,000   Hilton Hotels Corp. ..............  $  1,640,625
                                                  ------------
              INDUSTRIAL SERVICES (0.8%)
     20,000   *Cognex Corp. ....................     1,035,000
                                                  ------------
              INSURANCE SERVICES (1.4%)
     20,000   United Healthcare Corp. ..........     1,715,000
                                                  ------------
              INTERNET SOFTWARE & SERVICES (2.7%)
     20,000   *Lycos Inc. ......................     1,080,000
     13,600   *Software.com Inc. ...............     1,766,300
     57,900   *Ziff-Davis Inc. -- ZDNet.........       521,100
                                                  ------------
                                                     3,367,400
                                                  ------------
              MEDICAL & RELATED (7.6%)
     25,200   *Amgen Inc. ......................     1,770,300
     14,900   *Biogen Inc. .....................       961,050
      8,000   *Celera Genomics Group............       748,000
     25,000   *Cytc Corp. ......................     1,334,375
     87,500   *Endocardial Solutions Inc. ......       743,750
     25,000   *Elan Corp. ......................     1,210,937
     60,000   *Tenet Healthcare Corp. ..........     1,620,000
     32,500   *The Healthcare Corp. ............       987,187
                                                  ------------
                                                     9,375,599
                                                  ------------
              OIL, ENERGY & NATURAL GAS (16.7%)
     40,000   Apache Corp. .....................     2,352,500
     45,000   Baker & Hughes....................     1,440,000
     51,000   *Barrett Resources Corp. .........     1,552,313
     25,000   Burlington Resources Inc. ........       956,250
     50,000   EOG Resources Corp. ..............     1,675,000
     30,000   Ensco International Inc. .........     1,074,375
     75,000   *Global Marine Inc. ..............     2,114,063
     52,000   *Nabors Industries Inc. ..........     2,161,250
     40,000   Noble Affiliates Inc. ............     1,490,000
     75,000   *Ocean Energy Inc. ...............     1,064,063
     27,600   Phillips Petroleum Co. ...........     1,398,975
     30,000   *Rowan Companies Inc. ............       911,250
     35,000   Santa Fe Intl. Corp. .............     1,222,813
     22,500   Texaco Inc. ......................     1,198,125
                                                  ------------
                                                    20,610,977
                                                  ------------
              RETAIL (4.5%)
     20,000   *CDW Computer Centers Inc. .......     1,250,000
     70,000   *Kroger Co. Inc. .................     1,544,375
     70,000   Mattel Inc. ......................       923,125
     25,000   RadioShack Corp. .................     1,184,375
     84,800   *Stamps.com Inc. .................       620,100
                                                  ------------
                                                     5,521,975
                                                  ------------
              SCIENTIFIC & TECHNICAL INSTRUMENTS (6.8%)
     19,300   *Millipore Corp. .................     1,454,738
     25,500   PerkinElmer Inc. .................     1,686,188
     35,000   Tektronix Inc. ...................     2,590,000
    125,000   *Thermo Electron Corp. ...........     2,632,813
                                                  ------------
                                                     8,363,739
                                                  ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                     MARKET
  SHARES              U.S. COMMON STOCK              VALUE
--------------------------------------------------------------
              TELECOMMUNICATIONS (4.8%)
     50,000   *Harris Corp. ....................  $  1,637,500
     96,800   *Motient Corp. ...................     1,518,550
     30,000   *Tekelec Inc. ....................     1,445,625
    200,000   *E.spire Communications Inc. .....     1,350,000
                                                  ------------
                                                     5,951,675
                                                  ------------
              WASTE DISPOSAL (0.9%)
     70,000   *Republic Services Inc. CL A......     1,120,000
                                                  ------------
              UTILITIES (1.4%)
     47,500   Montana Power Co. ................     1,677,344
                                                  ------------
              TOTAL U.S. COMMON STOCK (82.2%)
               (COST $96,645,330)...............  $101,411,900
                                                  ------------

                                                     MARKET
  SHARES             FOREIGN COMMON STOCK            VALUE
--------------------------------------------------------------
              CANADA (2.6%)
              OIL, ENERGY & NATURAL GAS (1.5%)
    300,000   *Bonus Resource Service...........  $    728,907
     35,000   Talisman Energy Inc. .............     1,159,375
                                                  ------------
                                                     1,888,282
                                                  ------------
              TELECOMMUNICATIONS (1.1%)
     20,000   Nortel Networks Corp. ............     1,365,000
                                                  ------------
              TOTAL CANADA......................     3,253,282
                                                  ------------
              NETHERLANDS (1.3%)
              ELECTRONIC/SEMICONDUCTOR (1.3%)
     25,000   STMicroelectronics................     1,604,686
                                                  ------------
              TOTAL FOREIGN COMMON STOCK (3.9%)
               (COST $4,457,467)................  $  4,857,968
                                                  ------------
              TOTAL COMMON STOCK (86.1%)
               (COST $101,102,797)..............  $106,269,868
                                                  ------------

                                                     MARKET
  SHARES                SHORT OPTIONS                VALUE
--------------------------------------------------------------
       (100)  Sanmina Corp July/$90.00..........  $    (32,500)
       (100)  TriQuint Semiconductor
               Inc./July/$130.00................       (12,500)
                                                  ------------
              TOTAL SHORT OPTIONS (0.0%)
               (COST -$86,897)..................  $    (45,000)
                                                  ------------

   FACE                                              MARKET
  AMOUNT            CONVERTIBLE DEBENTURES           VALUE
--------------------------------------------------------------
              COMPUTER & RELATED (0.5%)
$ 1,000,000   Silicon Graphics Inc.
              5.250% 09/01/04...................  $    632,500
                                                  ------------
              ELECTRONIC COMPONENTS/SEMICONDUCTORS (0.5%)
$ 1,000,000   Check Point Systems Inc.
              5.250% 11/01/05...................       650,000
                                                  ------------
              MEDICAL & RELATED (0.4%)
    500,000   Human Genome Sciences
              3.750 03/15/07 (144A).............       413,750
                                                  ------------
              OIL, ENERGY & NATURAL GAS (0.5%)
    250,000   Offshore Logistics Inc.
              6.000% 12/15/03...................       231,250
    700,000   *Transocean Sedco Zero Coupon
               05/24/00.........................       420,000
                                                  ------------
                                                       651,250
                                                  ------------
              TELECOMMUNICATIONS (2.0%)
  1,500,000   Digital Island 6.000% 02/15/05....     1,070,625
  2,000,000   Prime Telecomm Group 5.750%
               02/15/07 (144A)..................     1,397,500
                                                  ------------
                                                     2,468,125
                                                  ------------
              TOTAL CONVERTIBLE DEBENTURES
               (3.9%) (COST $4,931,373).........  $  4,815,625
                                                  ------------

   FACE                                              MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
--------------------------------------------------------------
              FINANCIAL SERVICES (11.7%)
$14,386,000   Firstar 4.250% 07/03/00 repurchase
               price $14,391,025 collateralized
               by GNMA certificates pool #
               280329 due 10/01/29 (Cost
               $14,386,000).....................  $ 14,386,000
                                                  ------------
              TOTAL SHORT-TERM NOTES (11.7%)
               (COST $14,386,000)...............  $ 14,386,000
                                                  ------------
              TOTAL HOLDINGS (101.7%)
               (COST $120,333,273) (A)..........  $125,426,493
                                                  ------------
              CASH & RECEIVABLES, NET OF
               LIABILITIES (1.7%)...............    (2,048,472)
                                                  ------------
              TOTAL NET ASSETS (100.0%).........  $123,378,021
                                                  ============

---------------

     * Non-income producing securities.

   (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis. See note 1.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $1,811,250 or 1.5% of net assets. These securities were deemed liquid personate to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2000 (Unaudited)

Assets:
  Investments in securities at market value (note 1)
    (cost $120,333,273)....................  $125,426,493
  Cash in bank.............................       350,182
  Receivable for securities sold...........     3,483,973
  Receivable for fund shares sold..........       120,476
  Dividends and accrued interest
    receivable.............................       157,216
  Other....................................        23,491
                                             ------------
    Total assets...........................   129,561,831
                                             ------------
Liabilities:
  Payable for securities purchased.........     6,071,378
  Payable for fund shares redeemed.........        22,196
  Payable for investment management
    services (note 3)......................        85,958
  Other accrued expenses...................         4,278
                                             ------------
    Total liabilities......................     6,183,810
                                             ------------
Net assets at market value.................  $123,378,021
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  6,621,415
  Paid-in capital in excess of par value...    90,936,797
  Accumulated net realized income on
    investments (note 1)...................    20,726,589
  Net unrealized appreciation on
    investments (note 1)...................     5,093,220
                                             ------------
Net assets at market value.................  $123,378,021
                                             ============
Shares outstanding (note 4)................     6,621,415
Net asset value per share..................  $      18.63
                                             ============

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2000 (Unaudited)

Investment income:
  Interest..................................  $   301,458
  Dividends.................................      202,463
                                              -----------
    Total investment income.................      503,921
                                              -----------
Expenses:
  Management fees (note 3)..................      517,842
  Custodian fees (note 3)...................        6,031
  Directors' fees (note 3)..................        1,432
  Professional fees.........................        4,188
  Accounting and transfer agent fees........       20,587
  Other.....................................        8,870
                                              -----------
    Total expenses..........................      558,950
                                              -----------
    Net investment loss.....................  $   (55,029)
                                              -----------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments........  $20,987,455
  Net decrease in unrealized appreciation on
    investments.............................  (20,654,756)
                                              -----------
    Net gain on investments.................      332,699
                                              -----------
    Net increase in net assets from
      operations............................  $   277,670
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 2000      YEAR ENDED
                                                                  (UNAUDITED)          1999
                                                                ----------------   ------------
From operations:
  Net investment income (loss)..............................      $    (55,029)    $    104,749
  Realized gain on investments..............................        20,987,455       20,934,796
  Unrealized appreciation (depreciation) on investments.....       (20,654,756)      19,500,116
                                                                  ------------     ------------
      Net increase in net assets from operations............           277,670       40,539,661
                                                                  ------------     ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................                 0         (104,749)
  Capital gains distributions...............................        (1,942,652)     (16,246,477)
  Return of capital.........................................                 0          (53,900)
                                                                  ------------     ------------
      Total dividends and distributions.....................        (1,942,652)     (16,405,126)
                                                                  ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................        15,619,250       29,440,102
  Received from dividends reinvested........................         1,942,652       16,405,126
  Paid for shares redeemed..................................        (5,567,324)      (8,304,844)
                                                                  ------------     ------------
      Increase in net assets derived from capital share
       transactions.........................................        11,994,578       37,540,384
                                                                  ------------     ------------
         Increase in net assets.............................        10,329,596       61,674,919
Net Assets:
  Beginning of period.......................................       113,048,425       51,373,506
                                                                  ------------     ------------
  End of period.............................................      $123,378,021     $113,048,425
                                                                  ============     ============

 FINANCIAL HIGHLIGHTS

                                                                SIX MONTHS ENDED      YEARS ENDED DECEMBER 31,
                                                                 JUNE 30, 2000     ------------------------------
                                                                  (UNAUDITED)       1999        1998        1997
                                                                ----------------   ------      ------      ------
Per share data:
Net asset value, beginning of period........................        $ 18.78        $13.63      $12.85      $10.00
Income from investment operations:
  Net investment income (loss)..............................          (0.01)         0.02        0.14        0.11
  Net realized and unrealized gain on investments...........           0.17          8.33        0.77        3.52
                                                                    -------        ------      ------      ------
    Total income from investment operations.................           0.16          8.35        0.91        3.63
                                                                    -------        ------      ------      ------
Less distributions:
  Dividends from net investment income......................              0         (0.02)      (0.13)      (0.11)
  Distributions from net realized capital gains.............          (0.31)        (3.17)       0.00       (0.67)
  Return of capital.........................................              0         (0.01)       0.00        0.00
                                                                    -------        ------      ------      ------
    Total distributions.....................................          (0.31)        (3.20)      (0.13)      (0.78)
                                                                    -------        ------      ------      ------
Net asset value, end of period..............................        $ 18.63        $18.78      $13.63      $12.85
                                                                    =======        ======      ======      ======
Total return................................................           0.68%(b)     62.25%       7.09%      36.58%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................           0.91%(a)      0.95%       0.97%       0.95%
  Ratio of net investment income to average net assets......          (0.09)%(a)     0.15%       1.09%       1.04%
Portfolio turnover rate.....................................            244%          417%        286%        185%
Net assets at end of period (millions)......................        $ 123.4        $113.0      $ 51.4      $ 18.7

---------------
(a) Annualized.
(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 OBJECTIVE

The S&P 500 Index Portfolio seeks total return approximating that of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

 PERFORMANCE AS OF JUNE 30, 2000

TOTAL RETURN:
One-year                                    12.37%
Three-year                                  21.50%
Since inception (1/3/97)                    24.69%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The second quarter of 2000 was a difficult one for the U.S. equity markets. Strong economic growth continued to cause the markets to be concerned about aggressive Fed tightening, which the Fed delivered on May 16. Despite the 2.7% decline in the S&P 500 Index in the second quarter and relatively flat performance year to date, the S&P 500 Index generated a 7.25% total return year over year. With S&P 500 earnings continuing to grow but returns negative in the latest quarter and year to date, the entire decline is attributable to P/E compression. Forward earnings by companies in the S&P 500 grew by 14% year over year, which we believe will result in improved performance in the second half of 2000 and into fiscal year 2001.

Company contribution to the S&P 500 Index performance continued to narrow. Year over year, only five of the S&P 500 companies needed to be held according to their weights to match the index returns. The other 495 companies cancelled each other out in terms of performance contribution. Four of those five companies -- Intel, Cisco, Oracle, and Nortel -- are technology companies and they contributed 88% of the index return. Technology was again the best performing sector year over year with a return of 45%. However, we are committed to maintaining a diversified portfolio so fund shareholders will benefit from a variety of market conditions.
 CHANGE IN VALUE OF $10,000 INVESTMENT
                                    [GRAPH]

                                                          S&P 500 INDEX PORTFOLIO
                                                     (COMMENCED OPERATIONS JANUARY 3, 1997)        S&P 500 INDEX
                                                           -----------------------                 -------------
                                                                   10000                                 10000
'98                                                              15524.9                               15697.7
                                                                 17127.1                               17146.7
'99                                                              19247.4                               19269.4
                                                                 21516.7                               20755.1
'00                                                              21628.6                               20665.8

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Intel Corp                             2.87
 2.  General Electric Co                    2.12
 3.  Cisco Systems Inc                      1.82
 4.  Microsoft Corp                         1.79
 5.  Merck & Co Inc                         1.66
 6.  Oracle Corporation                     1.62
 7.  Pfizer Incorporated                    1.57
 8.  SBC Communications                     1.48
 9.  Dell Computer Corp                     1.48
10.  Johnson & Johnson                      1.36

 TOP 5 INDUSTRIES AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Computer & Related                     4.95
 2.  Electronic Components                  3.72
 3.  Computer Software                      3.66
 4.  S&P 500 Index                          3.41
 5.  Communications                         3.36

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                  MARKET
  SHARES               COMMON STOCK               VALUE
-----------------------------------------------------------
             AEROSPACE (0.8%)
    28,000   Boeing Co. .....................  $  1,170,750
    14,700   Honeywell Intl. Inc. ...........       495,206
                                               ------------
                                                  1,665,956
                                               ------------
             AUTOMOTIVE & RELATED (0.4%)
    20,300   Ford Motor Co. .................       872,900
     2,657   Visteon Corp. ..................        32,227
                                               ------------
                                                    905,127
                                               ------------
             BANKING (1.9%)
    40,000   Bank One Corp. .................     1,062,500
    44,250   Chase Manhattan Corp. ..........     2,038,266
    19,100   Fifth Third Bancorp.............     1,208,075
                                               ------------
                                                  4,308,841
                                               ------------
             CHEMICALS (0.3%)
    15,000   EI Dupont De Nemours............       656,250
                                               ------------
             COMMUNICATIONS (3.4%)
    69,250   AT&T Corp. .....................     2,190,031
    12,000   *Qualcomm Inc. .................       720,000
    72,000   SBC Communications Inc. ........     3,114,000
    31,550   *Worldcom Inc. .................     1,447,356
                                               ------------
                                                  7,471,387
                                               ------------
             COMPUTER & RELATED (4.9%)
    60,000   *Cisco Systems Inc. ............     3,813,750
    63,000   *Dell Computer Corp. ...........     3,106,688
    16,100   Hewlett-Packard Co. ............     2,010,488
    19,000   Intl. Business Machines.........     2,081,688
                                               ------------
                                                 11,012,614
                                               ------------
             COMPUTER SOFTWARE (3.7%)
    19,000   Computer Associates.............       972,563
    47,000   *Microsoft Corp. ...............     3,760,000
    40,500   *Oracle Corp. ..................     3,404,531
                                               ------------
                                                  8,137,094
                                               ------------
             CONSUMER PRODUCTS (2.6%)
    31,000   Edison International............       635,500
    12,000   Gillette Co. ...................       419,250
    28,000   Johnson & Johnson...............     2,852,500
    25,000   Philip Morris Cos. Inc. ........       664,063
    20,000   Procter & Gamble Co. ...........     1,145,000
                                               ------------
                                                  5,716,313
                                               ------------
             DRUGS (3.7%)
    22,000   *Amgen Inc. ....................     1,545,500
    45,500   Merck & Co Inc. ................     3,486,437
    32,700   Pharmacia Corp. ................     1,690,181
    29,500   Schering-Plough.................     1,489,750
                                               ------------
                                                  8,211,868
                                               ------------
             ENTERTAINMENT & LEISURE (1.2%)
    66,000   Walt Disney Co. ................     2,561,625
                                               ------------

                                                  MARKET
  SHARES               COMMON STOCK               VALUE
-----------------------------------------------------------
             ELECTRICAL EQUIPMENT (2.5%)
    84,000   General Electric Co. ...........  $  4,452,000
    40,000   Thomas & Betts Corp. ...........       765,000
    14,000   Xerox Corp. ....................       290,500
                                               ------------
                                                  5,507,500
                                               ------------
             ELECTRONIC COMPONENTS/SEMICONDUCTOR (3.7%)
     6,140   *Agilent Technologies Inc. .....       452,825
    14,100   *Applied Materials..............     1,277,812
     9,000   Enerson Electric Co. ...........       543,375
    45,000   Intel Corp. ....................     6,015,938
                                               ------------
                                                  8,289,950
                                               ------------
             FINANCIAL SERVICES (3.3%)
    46,000   American Express Co. ...........     2,397,750
    40,000   Associates First Capital Corp CL
               A.............................       892,500
    21,500   Citigroup Inc. .................     1,295,375
    42,000   FleetBoston Financial Corp. ....     1,428,000
    14,000   Lehman Brothers Holding Inc. ...     1,323,875
                                               ------------
                                                  7,337,500
                                               ------------
             FOOD & RELATED (1.6%)
    17,000   Campbell Soup Co. ..............       495,125
    31,000   Coca-Cola Co. ..................     1,780,563
    27,000   *Kroger Co. ....................       595,688
    38,000   Sara Lee Corp. .................       733,875
                                               ------------
                                                  3,605,251
                                               ------------
             FORESTRY & PAPER PRODUCTS (0.2%)
     8,000   Weyerhaeuser Co. ...............       344,000
                                               ------------
             INSURANCE SERVICES (0.9%)
    17,000   American Intl. Group Inc. ......     1,997,500
                                               ------------
             INTERNET SOFTWARE (0.5%)
    23,000   *America Online Inc. ...........     1,213,250
                                               ------------
             MEDICAL & RELATED (2.0%)
    47,900   Boston Scientific Corp. ........     1,050,806
    68,750   Pfizer Inc. ....................     3,300,000
                                               ------------
                                                  4,350,806
                                               ------------
             OIL, ENERGY & NATURAL GAS (2.9%)
    36,000   Exxon Mobil Corp. ..............     2,826,000
    32,000   Royal Dutch Pete Co.
               (Netherlands).................     1,970,000
    10,000   Schlumberger Ltd. ..............       746,250
    35,000   USX-Marathon Group..............       877,188
                                               ------------
                                                  6,419,438
                                               ------------
             RESTAURANTS (0.2%)
    15,500   McDonalds Corp. ................       510,531
                                               ------------
             SECURITY SYSTEMS & SERVICES (0.6%)
    30,000   Tyco Intl. Ltd. ................     1,421,250
                                               ------------
             RETAIL (2.6%)
    50,500   Home Depot Inc. ................  $  2,521,844
    22,400   Target Corp. ...................     1,299,200
    16,250   The Gap Inc. ...................       507,812
    27,000   Wal-Mart Stores Inc. ...........     1,555,875
                                               ------------
                                                  5,884,731
                                               ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                  MARKET
  SHARES               COMMON STOCK               VALUE
-----------------------------------------------------------
             TELECOMMUNICATIONS (2.3%)
    22,200   Bell Atlantic...................  $  1,128,036
    30,000   Lucent Technologies Inc. .......     1,777,500
    33,500   Nortel Networks Corp. ..........     2,286,375
                                               ------------
                                                  5,191,911
                                               ------------
             TRANSPORTATION & EQUIPMENT (0.1%)
    18,000   Norfolk Southern Corp. .........       267,750
                                               ------------
             UTILITIES (0.5%)
    20,000   Duke Energy Corp. ..............     1,127,500
                                               ------------
             TOTAL COMMON STOCK (46.8%) (COST
               $89,630,653)..................  $104,115,943
                                               ------------

                                                    MARKET
  SHARES            DEPOSITORY RECEIPTS             VALUE
-------------------------------------------------------------
             UNIT INVESTMENT TRUST (3.4%)
    52,200   S&P 500 Depository Receipts.......  $  7,583,681
                                                 ------------
             TOTAL DEPOSITORY RECEIPTS (3.4%)
              (COST $7,510,166)................  $  7,583,681
                                                 ------------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (6.7%)
$  751,000   Daimler-Chrysler 6.400%
              07/06/00.........................  $    750,332
   362,000   Daimler-Chrysler 6.570%
              07/21/00.........................       360,679
 3,253,000   Daimler-Chrysler 6.510%
              08/10/00.........................     3,229,470
 1,217,000   Daimler-Chrysler 6.530%
              08/23/00.........................     1,205,300
 3,237,000   General Motors Acceptance 6.540%
              08/09/00.........................     3,214,066
 2,616,000   General Motors Acceptance 6.520%
              07/17/00.........................     2,608,419
 1,597,000   General Motors Acceptance 6.530%
              8/16/00..........................     1,583,675
 2,053,000   Hertz Cop. 6.460% 07/10/00........     2,049,685
                                                 ------------
                                                   15,001,626
                                                 ------------
             BANKING (4.1%)
 3,031,000   Deusche Bank 6.520% 08/24/00......     3,001,357
 6,191,000   Deusche Bank 6.570% 07/26/00......     6,162,754
                                                 ------------
                                                    9,164,111
                                                 ------------
             FINANCIAL SERVICES (25.6%)
 1,708,000   American Express 6.510%
              08/11/00.........................     1,695,337
   176,000   American Express 6.580%
              07/06/00.........................       175,839
 2,404,000   American General Corp. 6.540%
              08/04/00.........................     2,389,151
 2,019,000   American General Corp. 6.580%
              07/25/00.........................     2,010,143
 3,233,000   American General Finance 6.320%
              07/05/00.........................     3,230,730
 2,631,000   Associates Corp. 6.530%
              08/17/00.........................     2,608,570

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (CONTINUED)
$2,295,000   Associates Corp. 6.590%
              07/27/00.........................  $  2,284,077
 3,549,000   CIT Group 6.440% 07/10/00.........     3,543,286
 1,689,000   CIT Group 6.560% 07/24/00.........     1,681,921
 4,769,000   Citicorp 6.270% 07/03/00..........     4,767,339
 2,043,000   G E Capital 6.540% 08/18/00.......     2,025,185
 2,922,000   Heller Financial 6.620%
              07/18/00.........................     2,912,866
 1,755,000   Heller Financial 6.620%
              07/20/00.........................     1,748,868
 3,033,000   Heller Financial 6.640%
              08/07/00.........................     3,012,301
 2,154,000   Household Finance 6.500%
              07/13/00.........................     2,149,333
 1,234,000   Household Finance 6.530%
              08/14/00.........................     1,224,151
 3,147,000   Household Finance 6.550%
              08/08/00.........................     3,125,242
 2,301,000   New Center Asset Trust 6.560%
              08/22/00.........................     2,279,197
 2,578,000   New Center Asset Trust 6.560%
              07/14/00.........................     2,571,893
 1,752,000   Norwest Financial 6.570%
              07/19/00.........................     1,746,245
 1,220,000   Paineweber Group 6.650%
              08/03/00.........................     1,212,563
 4,115,000   Paineweber Group 6.800%
              07/28/00.........................     4,094,014
 1,180,000   Paineweber Group 6.450%
              07/07/00.........................     1,178,732
 3,388,000   Paineweber Group 6.520% 7/11/00...     3,381,864
                                                 ------------
                                                   57,048,847
                                                 ------------
             INSURANCE SERVICES (2.1%)
 2,001,000   Prudential Funding 6.510%
              08/15/00.........................     1,984,717
 1,762,000   Prudential Funding 6.540%
              08/28/00.........................     1,743,434
 1,016,000   Prudential Funding 6.550%
              08/25/00.........................     1,005,833
                                                 ------------
                                                    4,733,984
                                                 ------------
             MACHINERY (2.5%)
 4,103,000   John Deere Capital 6.550%
              08/21/00.........................     4,064,928
 1,492,000   John Deere Capital 6.620%
              07/31/00.........................     1,483,769
                                                 ------------
                                                    5,548,697
                                                 ------------
             RETAIL (3.1%)
 1,649,000   Sears Roebuck Acceptance 6.820%
              08/02/00.........................  $  1,639,003
 2,176,000   Sears Roebuck Acceptance 6.850%
              08/01/00.........................     2,163,164
 2,976,000   Sears Roebuck Acceptance 6.600%
              07/12/00.........................     2,969,998
                                                 ------------
                                                    6,772,165
                                                 ------------
             TOTAL SHORT-TERM NOTES (44.1%)
              (COST $98,269,430)...............  $ 98,269,430
                                                 ------------
             TOTAL HOLDINGS (94.3%) (COST
              $195,410,249) (a)................  $209,969,054
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (5.7%)...............    12,790,922
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $222,759,976
                                                 ============

---------------

 *  Non-income producing securities
(a) Represents cost for financial reporting purposes and differs from cost for federal income tax purposes. See Note 1.

    The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2000 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $195,410,249)...........  $209,969,054
  Cash in bank.............................         1,002
  Receivable for securities sold...........     1,079,750
  Receivable for fund shares sold..........       162,666
  Variation margin on futures contracts
    (note 1)...............................    11,834,556
  Dividends and accrued interest
    receivable.............................       174,793
  Other....................................        41,643
                                             ------------
    Total assets...........................   223,263,464
                                             ------------
Liabilities:
  Payable for securities purchased.........       391,238
  Payable for fund shares redeemed.........         1,148
  Payable for investment management
    services (note 3)......................        65,638
  Other accrued expenses...................         7,464
  Dividends payable........................        38,000
                                             ------------
    Total liabilities......................       503,488
                                             ------------
Net assets at market value.................  $222,759,976
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 13,821,806
  Paid-in capital in excess of par value...   180,671,849
  Accumulated net realized income on
    investments (note 1)...................    14,107,368
  Net unrealized appreciation
    (depreciation) on:
    Investments (note 1)...................    14,558,805
    Futures contracts (note 1).............    (2,190,000)
  Undistributed net investment income......     1,790,148
                                             ------------
Net assets at market value.................  $222,759,976
                                             ============
Shares outstanding (note 4)................    13,821,806
Net asset value per share..................  $      16.12
                                             ============

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2000 (Unaudited)

Investment income:
  Interest..................................  $ 3,150,042
  Dividends.................................      597,799
                                              -----------
    Total investment income.................    3,747,841
                                              -----------
Expenses:
  Management fees (note 3)..................      397,211
  Custodian fees (note 3)...................       13,053
  Directors' fees (note 3)..................        3,301
  Professional fees.........................        4,656
  Accounting and transfer agent fees........       46,148
  Other.....................................       17,084
                                              -----------
    Total expenses..........................      481,453
                                              -----------
    Net investment income...................  $ 3,266,388
                                              -----------
Realized and unrealized gain on investments:
  Net realized gain from:
    Investments.............................  $11,975,631
    Futures contracts.......................    2,140,367
  Net increase (decrease) in unrealized
    appreciation (depreciation) on:
    Investments.............................   (9,543,231)
    Futures contracts.......................   (6,773,200)
                                              -----------
    Net loss on investments.................   (2,200,433)
                                              -----------
    Net increase in net assets from
      operations............................  $ 1,065,955
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 2000      YEAR ENDED
                                                                  (UNAUDITED)          1999
                                                                ----------------   ------------
From operations:
  Net investment income.....................................      $  3,266,388     $  4,219,735
  Realized gain on investments and futures contracts........        14,115,998       16,124,128
  Unrealized appreciation (depreciation) on investments and
    futures contracts.......................................       (16,316,431)      18,777,088
                                                                  ------------     ------------
      Net increase in net assets from operations............         1,065,955       39,120,951
                                                                  ------------     ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................        (1,566,330)      (4,150,432)
  Capital gains distributions...............................          (273,548)     (15,896,517)
                                                                  ------------     ------------
      Total dividends and distributions.....................        (1,839,878)     (20,046,949)
                                                                  ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................        19,780,584      103,721,037
  Received from dividends reinvested........................         1,839,878       20,046,949
  Paid for shares redeemed..................................       (14,655,490)     (20,430,472)
                                                                  ------------     ------------
      Increase in net assets derived from capital share
       transactions.........................................         6,964,972      103,337,514
                                                                  ------------     ------------
         Increase in net assets.............................         6,191,049      122,411,516
Net Assets:
  Beginning of period.......................................       216,568,927       94,157,411
                                                                  ------------     ------------
  End of period (a).........................................      $222,759,976     $216,568,927
                                                                  ============     ============
(a) Includes undistributed net investment income of.........      $  1,790,148     $     90,091
                                                                  ============     ============

 FINANCIAL HIGHLIGHTS

                                                                SIX MONTHS ENDED          YEARS ENDED DECEMBER 31,
                                                                 JUNE 30, 2000        ---------------------------------
                                                                  (UNAUDITED)          1999          1998         1997
                                                                ----------------      -------       ------       ------
Per share data:
Net asset value, beginning of period........................        $ 16.17           $ 14.23       $11.73       $10.00
Income (loss) from investment operations:
  Net investment income (loss)..............................           0.24              0.40         0.38        (0.45)
  Net realized and unrealized gain (loss) on investments....          (0.15)             3.28         3.09        (2.70)
                                                                    -------           -------       ------       ------
    Total income (loss) from investment operations..........           0.09              3.68         3.47        (3.15)
                                                                    -------           -------       ------       ------
Less distributions:
  Dividends from net investment income......................          (0.12)            (0.44)       (0.33)       (0.45)
  Distributions from net realized capital gains.............          (0.02)            (1.30)       (0.64)       (0.91)
  Distributions in excess realized capital gains............           0.00              0.00         0.00        (0.06)
                                                                    -------           -------       ------       ------
    Total distributions.....................................          (0.14)            (1.74)       (0.97)       (1.42)
                                                                    -------           -------       ------       ------
Net asset value, end of period..............................        $ 16.12           $ 16.17       $14.23       $11.73
                                                                    =======           =======       ======       ======
Total return................................................           0.52%(b)         25.63%       30.00%       31.75%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................           0.45%(a)          0.49%        0.49%        0.52%
  Ratio of net investment income to average net assets......           3.03%(a)          2.62%        2.89%        5.29%
Portfolio turnover rate.....................................             22%               68%         115%         445%
Net assets at end of period (millions)......................        $ 222.8           $ 216.6       $94.20       $22.10

---------------

(a) Annualized.
(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 OBJECTIVE

The objective of the Social Awareness Portfolio is to provide long-term growth of capital by investing primarily in the common stocks and other equity securities of companies that, in the Adviser's opinion, conduct their business in a way that enhances society's quality of life. The portfolio's social concern criteria will necessarily limit the universe of securities that may be selected for this portfolio. However, the Adviser believes the portfolio's objective of long-term capital growth can be achieved despite this limitation.
 PERFORMANCE AS OF JUNE 30, 2000

TOTAL RETURN:

One-year                                    25.63%
Three-year                                   4.15%
Since inception (1/3/97)                     7.29%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.
 COMMENTS

The portfolio has benefited from a dramatic overhaul over the last twelve months. Current management has made the portfolio more growth oriented, which has improved the fund's performance remarkably. Year-to-date performance was strong at 11.50%; vs. -0.42% for the S&P 500. Over the last twelve months, the fund is up 25.63% vs. 7.25% for the S&P 500. Volatility of markets has played a key role in the fund by providing opportunities for the fund's re-balancing. The fund has been re-positioned to reflect the higher valuations that the market has placed on faster-growing companies. Much larger weightings have been given to the technology sector and this has improved the fund's performance. Management has had no difficulty in finding superior growth companies that match the fund's social responsibility objective.

Improved performance can be directly related to the increased weighting in larger, faster-growing technology companies combined with decreased weighting in smaller, value-oriented companies. The market is rewarding growth-style companies with superior valuations and stock performance and the fund now reflects this. The portfolio has large allocations to the Computer and Related Industries as well as the Communications Industry. The fund prefers investments in infrastructure and related suppliers to the telecommunication and networking areas as businesses build capacity for their information needs.

We have under-weighted the Basic Materials and Financial Sectors. Despite the income stream that financials provide, they have been pruned down because of the current interest rate environment. We will continue to monitor them and others as well to capture any potential. Much of the opportunity that is available will be dependent on the monetary policy of the Federal Reserve and we will be positioned accordingly.

We will continue to be fully invested while keeping a minimal amount of cash available for opportunities that present themselves. We thank you for your continued support and look to report further success in the future.

 CHANGE IN VALUE OF $10,000 INVESTMENT
                                    [GRAPH]

                                                              SOCIAL AWARENESS PORTFOLIO
                                                        (COMMENCED OPERATIONS JANUARY 3, 1997)          RUSSELL 3000 INDEX
                                                           --------------------------------             ------------------
                                                                         10000                                 10000
'98                                                                    12462.4                               15145.8
                                                                        9748.1                                 16312
'99                                                                    10181.9                               18165.1
                                                                         11473                               21959.8
'00                                                                    12791.2                               22168.4

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  ADC                                    6.63
 2.  General Electric Co                    4.19
 3.  EMC Corporation                        4.06
 4.  Scientific Atlanta                     3.93
 5.  American Int'l Group                   3.87
 6.  Sun Microsystems                       3.84
 7.  Texas Instruments                      3.62
 8.  Intel Corporation                      3.52
 9.  Cisco Systems Inc                      3.35
10.  Viacom Incorporated                    3.32

 TOP 5 INDUSTRIES AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Computer & Related                     18.06
 2.  Communications                         14.61
 3.  Electronic Components/SE               10.44
 4.  Telecommunications Equipment            8.09
 5.  Electronic Components/
     Semiconductor                           6.14

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                  MARKET
 SHARES             U.S. COMMON STOCK             VALUE
----------------------------------------------------------
           AEROSPACE (1.2%)
   1,300   Honeywell Intl. Inc. ..............  $   43,794
                                                ----------
           BANKING (1.7%)
   3,000   Firstar Corp. .....................      63,187
                                                ----------
           BROADCAST RADIO & TV (2.9%)
   3,000   *Infinity Broadcast................     109,312
                                                ----------
           COMMUNICATIONS (11.9%)
   3,000   *ADC Telecommunication.............     251,625
   4,500   *McleodUSA Inc. ...................      93,094
   2,100   *Worldcom Inc. ....................      96,338
                                                ----------
                                                   441,057
                                                ----------
           COMPUTER & RELATED (18.1%)
   2,000   *Cisco Systems Inc. ...............     127,125
   2,400   *Citrix Systems....................      45,450
   2,000   *EMC Corp. ........................     153,874
     800   Intl. Business Machines............      87,650
   2,600   *Solectron.........................     108,875
   1,600   *Sun Microsystems..................     145,500
                                                ----------
                                                   668,474
                                                ----------
           CONSUMER PRODUCTS (2.8%)
   1,000   Johnson & Johnson..................     101,875
                                                ----------
           DIVERSIFIED MANUFACTURING (4.3%)
   3,000   General Electric Co. ..............     159,000
                                                ----------
           DRUGS (1.8%)
     900   *Medimunne Inc. ...................      66,600
                                                ----------
           ELECTRONIC COMPONENTS/SEMICONDUCTORS (16.6%)
   1,000   Agilent Technologies...............      73,750
   1,000   *Altera Corp. .....................     101,937
   2,000   CTS Corp. .........................      90,000
   1,000   Intel Corp. .......................     133,687
   2,000   Texas Instruments Inc. ............     137,375
   1,000   *Transwitch Corp. .................      77,187
                                                ----------
                                                   613,936
                                                ----------
           FINANCIAL SERVICES (3.3%)
   2,000   Citigroup Inc. ....................     120,500
                                                ----------
           INSURANCE SERVICES (4.0%)
   1,250   American Intl. Group...............     146,875
                                                ----------
           MEDIA & PUBLISHING (3.4%)
   1,844   *Viacom Inc. CL B..................     125,738
                                                ----------
           OIL, ENERGY & NATURAL GAS (2.2%)
   1,100   Schlumberger Ltd. .................  $   82,088
                                                ----------

                                                  MARKET
 SHARES             U.S. COMMON STOCK             VALUE
----------------------------------------------------------
           RETAIL (4.9%)
   1,900   Circuit City Stores................  $   63,056
   2,400   The Home Depot Inc. ...............     119,850
                                                ----------
                                                   182,906
                                                ----------
           SECURITY SYSTEMS & SERVICES (2.9%)
   2,300   Tyco Intl. Ltd. ...................     108,963
                                                ----------
           TELECOMMUNICATIONS (8.1%)
   2,000   *Commscope Inc. ...................      82,000
   2,000   Scientific Atlanta Inc. ...........     149,000
   1,000   *Telltabs Inc. ....................      68,438
                                                ----------
                                                   299,438
                                                ----------
           TOTAL U.S. COMMON STOCK (90.1%)
             (COST $2,430,507)................  $3,333,743
                                                ----------

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
           FINLAND (2.7%)
           COMMUNICATIONS (2.7%)
   2,000   Nokia Corp ADR........................  $   99,875
                                                   ----------
           MEXICO (1.5%)
           TELECOMMUNICATIONS (1.5%)
   1,000   *Telefonos De Mexico..................      57,125
                                                   ----------
           TOTAL FOREIGN COMMON STOCK (4.2%)
            (COST $97,159).......................  $  157,000
                                                   ----------
           TOTAL COMMON STOCK (94.3%) (COST
            $2,527,666)..........................  $3,490,743
                                                   ----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (8.2%)
$150,000   American Express 6.880% 07/03/00......  $  149,943
 152,000   Household Finance 6.720% 07/05/00.....     151,887
                                                   ----------
           TOTAL SHORT-TERM NOTES (8.2%) (COST
            $301,829)............................  $  301,830
                                                   ----------
           TOTAL HOLDINGS (102.5%) (COST
            $2,829,495)(A).......................  $3,792,573
                                                   ----------
           LIABILITIES, NET OF CASH & RECEIVABLES
            (-2.5%)..............................    (91,981)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $3,700,592
                                                   ==========

---------------

 *  Non-income producing securities.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis. See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2000 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $2,748,502)...............  $ 3,729,386
  Investment in an affiliate at market value
    (cost $80,993)...........................       63,187
  Cash in bank...............................        1,183
  Receivable for fund shares sold............          120
  Dividends and accrued interest
    receivable...............................          816
                                               -----------
    Total assets.............................    3,794,692
                                               -----------
Liabilities:
  Payable for securities purchased...........       79,060
  Payable for fund shares redeemed...........        1,785
  Payable for investment management services
    (note 3).................................        1,847
  Other accrued expenses.....................       11,408
                                               -----------
    Total liabilities........................       94,100
                                               -----------
Net assets at market value...................  $ 3,700,592
                                               ===========
Net assets consist of:
  Par value, $1 per share....................  $   963,078
  Paid-in capital in excess of par value.....    4,057,589
  Accumulated net realized loss on
    investments (note 1).....................   (2,283,153)
  Net unrealized appreciation on investments
    (note 1).................................      963,078
                                               -----------
Net assets at market value...................  $ 3,700,592
                                               ===========
Shares outstanding (note 4)..................      321,984
Net asset value per share....................  $     11.49
                                               ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2000 (Unaudited)

Investment income:
  Interest..................................  $     5,049
  Dividends.................................        6,736
                                              -----------
    Total investment income.................       11,785
                                              -----------
Expenses:
  Management fees (note 3)..................       11,001
  Custodian fees (note 3)...................        2,399
  Directors' fees (note 3)..................           80
  Professional fees.........................        3,849
  Accounting and transfer agent fees........        2,213
  Other.....................................          509
                                              -----------
    Total expenses..........................       20,051
                                              -----------
    Net investment loss.....................  $    (8,266)
                                              -----------
Realized and unrealized gain on investments:
  Net realized gain from investments........  $   151,321
  Net increase in unrealized appreciation on
    investments.............................      262,137
                                              -----------
    Net gain on investments.................      413,458
                                              -----------
    Net increase in net assets from
      operations............................  $   405,192
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED JUNE 30,
                                                                --------------------------------
                                                                      2000              1999
                                                                ----------------    ------------
From operations:
  Net investment income (loss)..............................      $     (8,266)     $     19,816
  Realized gain (loss) on investments.......................           151,321        (1,812,454)
  Unrealized appreciation on investments....................           262,137         2,093,387
                                                                  ------------      ------------
      Net increase in net assets from operations............           405,192           300,749
                                                                  ------------      ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................                 0           (19,816)
  Dividend paid in excess of net investment income..........                 0              (831)
                                                                  ------------      ------------
      Total dividends.......................................                 0           (20,647)
From capital share transactions (note 4):
  Received from shares sold.................................           485,001           876,492
  Received from dividends reinvested........................                 0            20,647
  Paid for shares redeemed..................................          (779,534)       (4,178,575)
                                                                  ------------      ------------
      Decrease in net assets derived from capital share
       transactions.........................................          (294,533)       (3,281,436)
                                                                  ------------      ------------
         Increase (decrease) in net assets..................           110,659        (3,001,334)
Net Assets:
  Beginning of period.......................................         3,589,933         6,591,267
                                                                  ------------      ------------
  End of period.............................................      $  3,700,592      $  3,589,933
                                                                  ============      ============

 FINANCIAL HIGHLIGHTS

                                                                SIX MONTHS ENDED       YEARS ENDED DECEMBER 31,
                                                                 JUNE 30, 2000      -------------------------------
                                                                  (UNAUDITED)        1999        1998        1997
                                                                ----------------    -------     -------     -------
Per share data:
Net asset value, beginning of period........................        $  10.31        $  8.80     $ 11.40     $ 10.00
Income (loss) from investment operations:
  Net investment income (loss)..............................           (0.03)          0.04        0.05        0.09
  Net realized and unrealized gain (loss) on investments....            1.21           1.51       (2.60)       2.47
                                                                    --------        -------     -------     -------
    Total income (loss) from investment operations..........            1.18           1.55       (2.55)       2.56
                                                                    --------        -------     -------     -------
Less distributions:
  Dividends from net investment income......................            0.00          (0.04)      (0.05)      (0.07)
  Distributions from net realized capital gains.............            0.00           0.00        0.00       (1.09)
                                                                    --------        -------     -------     -------
    Total distributions.....................................            0.00          (0.04)      (0.05)      (1.16)
                                                                    --------        -------     -------     -------
Net asset value, end of period..............................        $  11.49        $ 10.31     $  8.80     $ 11.40
                                                                    ========        =======     =======     =======
Total return................................................           11.50%(b)      17.69%     (22.41)%     25.63%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................            1.09%(a)       0.93%       0.81%       0.95%
  Ratio of net investment income to average net assets......           (0.45)%(a)      0.47%       0.55%       0.75%
Portfolio turnover rate.....................................              19%           122%         71%         40%
Net assets at end of period (millions)......................        $    3.7        $   3.6     $   6.6     $   4.8

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 OBJECTIVE

The Strategic Income Portfolio seeks to generate high current income by investing at least 80% of its assets in income-producing securities, including at least 40% of assets in a core group of U.S. government and corporate fixed-income securities, and the remainder in other income-producing securities.

 PERFORMANCE AS OF JUNE 30, 2000

TOTAL RETURN:

One-year                                    (0.86%)
Three-year                                   0.95%
Since inception (1/3/97)                     1.65%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Strategic Income Fund witnessed improved performance for the first half of 2000. According to the Morgan Stanley REIT index, REIT's produced a 13% total return compared to -0.42% for the S&P 500 for the first six months of 2000. The combination of strong earnings reports, solid domestic economy, and good valuation attracted many investors into the market. Maintaining a full, diversified exposure to REIT's has helped the Fund generate solid performance relative to other bond funds while maintaining a high dividend yield.

Other segments of the Fund have been met with mixed performance. Our outlook for 2000 envisioned corporate and mortgage-backed bonds providing better total returns compared to Treasury securities. Through June, both corporate and mortgage-related bonds are underperforming Treasury securities. The Fund has maintained approximately a 40% allocation to corporate bonds in a variety of industries and 15% in Mortgage related securities.

Equity markets have been volatile thus far in 2000. Our focus on "value" type issues with high dividend yields helped reduce volatility within the portfolio. One area that helped performance was the preferred stock market. Tax-related selling last December resulted in depressed asset prices as we find their low volatility and high yields attractive for the Fund. As the new year has unfolded, the Fund has benefited from increasing the allocation to preferred stocks.

In summary, the Firstar Stellar Strategic Income Fund has accomplished its goal of delivering a high yield. Relative to other bond funds, the Fund's total return is highly competitive thus far in 2000.
 CHANGE IN VALUE OF $10,000 INVESTMENT

[STRATEGIC INCOME PORTFOLIO CHART]

                                                             STRATEGIC INCOME PORTFOLIO
                                                       (COMMENCED OPERATIONS JANUARY 3, 1997)              SB CORP BOND
                                                          --------------------------------                 ------------
                                                                        10000                                  10000
'98                                                                   10962.4                                11477.8
                                                                      10747.5                                11959.9
'99                                                                     10711                                11713.6
                                                                      10231.1                                11766.2
'00                                                                   10618.9                                12048.6

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 2000

                                      % of Net Assets
 1.  GNMA Pool #436197X 7.00%
     02/15/28                              4.69
 2.  Federated Dept. Stores 8.50%
     06/15/03                              3.31
 3.  Phillip Morris Co. 7.125%
     08/15/02                              3.20
 4.  Lehman Bros Holdings 7.125%
     09/15/03                              3.18
 5.  ABM-AMRO Bank N.V. 7.75%
     05/15/23                              3.17
 6.  Duke Power Co 7.875% 05/01/24         3.15
 7.  Merrill Lynch & Co. NT 7.00%
     04/27/08                              3.08
 8.  SPIEKER PPTYS LP 7.125%
     12/01/06                              3.08
 9.  Sears Roebuck Acceptance Global
     7.00% 06/15/07                        3.07
10.  FNMA 6.5% 4/18/25                     3.05

 TOP 5 INDUSTRIES AS OF JUNE 30, 2000

                                     % of Net Assets
 1.  REIT                                 20.67
 2.  Government                           17.46
 3.  Financial Services                   11.85
 4.  Retail                               10.35
 5.  Banking                               8.50

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

  FACE                                               MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           GOVERNMENT (17.5%)
$ 85,146   FNMA 9.000% 04/01/16..................  $   87,700
  17,478   FNMA 7.500% 07/15/21..................      17,536
  67,005   FNMA 7.500% 10/01/24..................      66,104
 100,000   FNMA 6.500% 04/18/25..................      93,782
  55,977   FNMA 7.000% 09/01/27..................      54,058
  29,147   FNMA 7.500% 09/01/28..................      28,755
  49,231   GNMA 7.500% 06/15/27..................      48,930
 148,208   GNMA 7.000% 02/15/28..................     144,191
                                                   ----------
                                                      541,056
                                                   ----------
           AEROSPACE (2.8%)
 100,000   Lockhead Corp. 7.875% 03/15/23........      89,219
                                                   ----------
           BANKING (8.5%)
 100,000   ABM-AMRO Bank N.V. 7.750% 05/15/23....      97,475
  75,000   Banc One Corp. 8.000% 04/29/27........      72,252
 100,000   NB Capital Trust 8.250% 04/15/27......      93,711
                                                   ----------
                                                      263,438
                                                   ----------
           COMMUNICATIONS (1.5%)
  50,000   GTE Corp. 7.830% 05/01/23.............      47,294
                                                   ----------
           CONSUMER PRODUCTS (3.2%)
 100,000   Phillip Morris Co. 7.125% 08/15/02....      98,260
                                                   ----------
           FINANCIAL SERVICES (9.2%)
 100,000   Lehman Brothers Holdings 7.125%
            09/15/03.............................      97,713
 100,000   Merrill Lynch & Co. NT 7.000%
            04/27/08.............................      94,799
 100,000   Zurich Capital Trust (144A) 8.376%
            06/01/37.............................      93,161
                                                   ----------
                                                      285,673
                                                   ----------
           FORESTRY & PAPER PRODUCTS (0.8%)
  25,000   Fort James Corp. 6.625% 09/15/04......      23,912
                                                   ----------
           OIL ENERGY & NATURAL GAS (2.8%)
  75,000   Transcanada Pipeline 9.875%
            01/01/21.............................      86,284
                                                   ----------
           REAL ESTATE & LEASING (5.2%)
 100,000   Spieker Properties Inc. 7.125%
            12/01/06.............................      94,673
  75,000   Spieker Properties Inc. 7.350%
            12/01/17.............................      65,319
                                                   ----------
                                                      159,992
                                                   ----------
           RETAIL (10.3%)
 100,000   Federated Dept. Stores 8.500%
            06/15/03.............................     101,730
  50,000   May Department Stores Co. 7.625%
            08/15/13.............................      49,565
  75,000   JC Penney Inc. 9.450% 07/15/02........      75,037
 100,000   Sears Roebuck Acceptance Global 7.000%
            06/15/07.............................      94,473
                                                   ----------
                                                      320,805
                                                   ----------
           UTILITIES (3.2%)
 100,000   Duke Power Co. 7.875% 05/01/24........      96,981
                                                   ----------
           TOTAL LONG-TERM BONDS & NOTES (65.0%)
            (COST $2,172,315)....................  $2,012,914
                                                   ----------

                                                     MARKET
 SHARES        REAL ESTATE INVESTMENT TRUSTS         VALUE
-------------------------------------------------------------
   5,000   Bedford Property Invs. Inc............  $   92,812
   2,000   Brandywine Realty Trust...............      38,250
   2,000   Developers Divers Realty Corp.........      29,875
   2,000   Glimcher Realty Trust SBI.............      28,750
     603   Healthcare Realty Trust Inc...........      10,289
     190   Hospitality Properties Trust..........       4,287
   2,000   Kroger Equity Inc.....................      33,750
   3,581   LTC Properties Inc....................      21,262
   2,000   Lasalle Hotel Properties..............      28,750
   2,000   Lexington Corp. Properties Trust......      22,375
   2,500   Liberty Property Trust................      64,844
   1,000   Mills Corp............................      18,813
   2,000   New Plan Excel Realty Trust...........      26,000
   6,000   Sizeler Property Investors Inc........      45,000
   4,600   Winston Hotels Inc....................      34,500
                                                   ----------
                                                      499,557
                                                   ----------
           TOTAL REAL ESTATE INVEST. TRUSTS
            (16.1%)
            (COST $582,921)......................  $  499,557
                                                   ----------

                        CLOSED-END                  MARKET
 SHARES            INVESTMENT COMPANIES              VALUE
-------------------------------------------------------------
   6,900   First Commonwealth Fund Inc..........  $    62,531
                                                  -----------
           TOTAL INVESTMENT COMPANIES (2.0%)
            (COST $83,397)......................  $    62,531
                                                  -----------

                                                    MARKET
 SHARES                COMMON STOCK                  VALUE
-------------------------------------------------------------
           ELECTRICAL EQUIPMENT (0.6%)
     600   American Electric Power..............  $    17,775
                                                  -----------
           HOTEL/LODGING (2.6%)
   7,000   RFS Hotels Invs. Inc.................       82,250
                                                  -----------
           UTILITIES (1.0%)
   1,000   TXU Corp.............................       29,500
                                                  -----------
           TOTAL COMMON STOCK (4.2%)
            (COST $151,615).....................  $   129,525
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                    MARKET
 SHARES               PREFERRED STOCK                VALUE
-------------------------------------------------------------
           COMMUNICATIONS (1.9%)
   2,500   MCI Capital 8% Series A..............  $    58,281
                                                  -----------
           FINANCIAL SERVICES (2.6%)
   1,500   Citigroup Cap I 8% 9/30/36...........       36,000
   2,000   PLC Capital Trust I 8.25%............       45,500
                                                  -----------
                                                       81,500
                                                  -----------
           OIL, ENERGY & NATURAL GAS (1.5%)
   2,000   Enron Capital Trust I 8.3%...........       47,375
                                                  -----------
           REAL ESTATE & LEASING (1.4%)
   2,000   Kimco Realty Corp. 8.5%..............       43,500
                                                  -----------
           UTILITIES (1.8%)
   2,500   Alabama Power Capital Tr II 7.6%.....       55,938
                                                  -----------
           TOTAL PREFERRED STOCK (9.2%)
            (COST $313,495).....................  $   286,594
                                                  -----------

  FACE                                              MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (2.7%)
$ 83,000   Firstar Bank 4.250% 07/03/00
            repurchase price $83,029
            collateralized by GNMA certificates
            pool # 280329 due 10/01/29 (Cost
            $83,000)............................  $    83,000
                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (2.7%)
            (COST $83,000)......................  $    83,000
                                                  -----------
           TOTAL HOLDINGS (99.2%)
            (COST $3,386,743) (a)...............  $ 3,074,121
                                                  -----------
           CASH & RECEIVABLES,
            NET OF LIABILITIES (0.8%)...........       25,042
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $ 3,099,163
                                                  ===========

---------------

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $93,161 or 3.0% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis. See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2000 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $3,386,743)...............  $3,074,121
  Cash in bank...............................         720
  Dividends and accrued interest
    receivable...............................      63,388
                                               ----------
    Total assets.............................   3,138,229
                                               ----------
Liabilities:
  Payable for fund shares redeemed...........          45
  Payable for investment management services
    (note 3).................................       2,024
  Other accrued expenses.....................      11,997
  Dividends payable..........................      25,000
                                               ----------
    Total liabilities........................      39,066
                                               ----------
Net assets at market value...................  $3,099,163
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  368,685
  Paid-in capital in excess of par value.....   3,395,747
  Accumulated net realized loss on
    investments (note 1).....................    (403,679)
  Net unrealized depreciation on investments
    (note 1).................................    (312,622)
  Undistributed net investment income........      51,032
                                               ----------
Net assets at market value...................  $3,099,163
                                               ==========
Shares outstanding (note 4)..................     368,685
Net asset value per share....................  $     8.41
                                               ==========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2000 (Unaudited)

Investment income:
  Interest....................................  $ 81,805
  Dividends...................................    44,318
                                                --------
    Total investment income...................   126,123
                                                --------
Expenses:
  Management fees (note 3)....................    11,978
  Custodian fees (note 3).....................     2,391
  Directors' fees (note 3)....................        60
  Professional fees...........................     3,844
  Accounting and transfer agent fees..........     3,735
  Other.......................................       380
                                                --------
    Total expenses............................    22,388
                                                --------
    Net investment income.....................  $103,735
                                                --------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments..........  $(14,953)
  Net decrease in unrealized depreciation on
    investments...............................    24,703
                                                --------
    Net gain on investments...................     9,750
                                                --------
    Net increase in net assets from
      operations..............................  $113,485
                                                ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2000      YEAR ENDED
                                                                (UNAUDITED)          1999
                                                              ----------------    -----------
From operations:
  Net investment income.....................................     $  103,735       $   261,370
  Realized loss on investments..............................        (14,953)         (291,696)
  Unrealized appreciation (depreciation) on investments.....         24,703          (139,474)
                                                                 ----------       -----------
      Net increase (decrease) in net assets from
       operations...........................................        113,485          (169,800)
                                                                 ----------       -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................        (68,024)         (245,907)
                                                                 ----------       -----------
From capital share transactions (note 4):
  Received from shares sold.................................        120,596           262,247
  Received from dividends reinvested........................         68,024           245,907
  Paid for shares redeemed..................................       (229,965)       (1,016,913)
                                                                 ----------       -----------
      Decrease in net assets derived from capital share
       transactions.........................................        (41,345)         (508,759)
                                                                 ----------       -----------
         Increase (decrease) in net assets..................          4,116          (924,466)
Net Assets:
  Beginning of period.......................................      3,095,047         4,019,513
                                                                 ----------       -----------
  End of period (a).........................................     $3,099,163       $ 3,095,047
                                                                 ==========       ===========
(a) Includes undistributed net investment income of.........     $   51,032       $    15,463
                                                                 ==========       ===========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED         YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2000        ------------------------------
                                                                (UNAUDITED)          1999        1998        1997
                                                              ----------------      ------      ------      ------
Per share data:
Net asset value, beginning of period........................       $ 8.29           $ 9.34      $10.16      $10.00
Income (loss) from investment operations:
  Net investment income.....................................         0.28             0.65        0.68        0.71
  Net realized and unrealized gain (loss) on investments....         0.03            (1.07)      (0.82)       0.13
                                                                   ------           ------      ------      ------
    Total income (loss) from investment operations..........         0.31            (0.42)      (0.14)       0.84
                                                                   ------           ------      ------      ------
Less distributions:
  Dividends from net investment income......................        (0.19)           (0.63)      (0.68)      (0.67)
  Distributions from net realized capital gains.............         0.00             0.00        0.00       (0.01)
                                                                   ------           ------      ------      ------
    Total distributions.....................................        (0.19)           (0.63)      (0.68)      (0.68)
                                                                   ------           ------      ------      ------
Net asset value, end of period..............................       $ 8.41           $ 8.29      $ 9.34      $10.16
                                                                   ======           ======      ======      ======
Total return................................................         3.79%(b)        (4.81)%     (1.42)%      8.74%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................         1.49%(a)         1.27%       1.18%       1.30%
  Ratio of net investment income to average net assets......         6.89%(a)         7.23%       7.12%       7.04%
Portfolio turnover rate.....................................            2%              53%        104%        102%
Net assets at end of period (millions)......................       $  3.1           $  3.1      $  4.0      $  3.2

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO (a)

 OBJECTIVE

The Firstar Growth & Income seeks to provide both reasonable income and long-term capital appreciation by investing in income producing securities, including dividend paying common and preferred stock as well as fixed income securities.
 PERFORMANCE AS OF JUNE 30, 2000

TOTAL RETURN:

One-year                                     2.86%
Three-year                                   4.47%
Since inception (1/3/97)                     5.37%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Firstar Growth and Income Fund posted a 4.50% total return during the first six months of the year. This compares to a -0.42% return for the Standard and Poor's 500 Index and a -4.1% return for the Standard and Poor's Barra Value Index. Based on the Fund's profile, an appropriate benchmark is a fifty-fifty blend of these two indexes.

Within the technology sector, we emphasized companies benefiting from accelerating unit growth in internet infrastructure and wireless communications. Specific holdings that contributed to the Fund's strong relative performance were Texas Instruments, the largest global producer of Digital Signal Processors (DSPs are chips found in virtually every cellular phone produced); Nortel Networks, the leading provider of fiber optic technology for the telecommunications industry; and Nokia, the largest global producer of cellular phones.

Strength in the Fund's holdings in the capital goods sector was paced by Millipore, a manufacturer of products used to analyze and purify liquids and gases. In the microelectronics segment, Millipore has been a beneficiary of a strong semi conductor capital equipment cycle while the company's biopharmaceutical segment should benefit from increased research and development activity in genomics and monclonal antibodies.

With short-term interest rates approaching 7%, stock prices will continue to be volatile over the summer months. However, volatility creates opportunities to buy top quality companies with proven management teams at attractive prices. As always, the Growth and Income Fund's focus is high quality companies with predictable sales, earnings and cash flow growth, strong balance sheets and innovative management. Ongoing market volatility should force investors to seek companies with strong underlying fundamentals rather than chase the hottest new internet story. Investor rotation back to quality stocks should equate to even better relative performance for the Growth and Income Fund.

 CHANGE IN VALUE OF $10,000 INVESTMENT
                                    [GRAPH]

                                                             FIRSTAR GROWTH & INCOME PORTFOLIO
                                                          (COMMENCED OPERATIONS JANUARY 3, 1997)          S&P 500 INDEX
                                                             ---------------------------------            -------------
                                                                            10000                              10000
98                                                                        11253.2                            15697.7
                                                                          11289.2                            17146.7
99                                                                        11670.8                            19269.4
                                                                          11488.7                            20755.1
'00                                                                       12005.7                            20665.8

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Pfizer Inc.                             2.74
 2.  Millipore Corp                          1.97
 3.  Nortel Networks                         1.92
 4.  Northern Trust                          1.92
 5.  Microsoft Corp                          1.82
 6.  Citigroup Inc                           1.78
 7.  Tyco International                      1.75
 8.  Bank of New York                        1.71
 9.  Schlumberger Ltd                        1.60
10.  Ecolab Inc                              1.60

 TOP 5 INDUSTRIES AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Computer & Related                     8.54%
 2.  Drugs                                  8.50%
 3.  Banking                                5.53%
 4.  Financial Services                     3.99%
 5.  Consumer Products                      3.97%

---------------

(a) Prior to 5/1/99 the portfolio was known as The Stellar Portfolio.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           ADVERTISING (1.3%)
   1,075   Interpublic Group of Cos. Inc.........  $   46,225
                                                   ----------
           AUTOMOTIVE & RELATED (0.2%)
     600   Delphi Automotive Systems.............       8,738
                                                   ----------
           BANKING (6.9%)
   1,375   Bank of New York Inc..................      63,938
   1,050   Chase Manhattan Corp..................      48,366
   1,175   Mellon Bank Corp......................      42,814
   1,100   Northern Trust Corp...................      71,569
     650   Wells Fargo Co........................      25,188
                                                   ----------
                                                      251,875
                                                   ----------
           BROADCAST RADIO & TV (1.6%)
     500   *Infinity Broadcasting Corp - A.......      18,219
     550   Timer Warner Inc......................      41,800
                                                   ----------
                                                       60,019
                                                   ----------
           BUILDING & CONSTRUCTION (0.6%)
     575   Martin Marietta Material Inc..........      23,252
                                                   ----------
           BUSINESS SERVICES (5.5%)
     825   Automatic Data Processing Inc.........      44,189
     900   First Data Corp.......................      44,663
   1,400   Manpower Inc..........................      44,800
   1,200   Robert Half Intl. Inc.................      34,200
   1,200   Viad Corp.............................      32,700
                                                   ----------
                                                      200,552
                                                   ----------
           CHEMICALS (0.5%)
     375   Monsanto Co...........................      16,969
                                                   ----------
           COMPUTER & RELATED (8.9%)
     775   *Cisco Systems Inc....................      49,261
     325   Compaq Computer Corp..................       8,308
     400   *Dell Computer Corp...................      19,725
     550   *EMC Corp./Mass.......................      42,315
     200   Hewlett-Packard Co....................      24,975
     425   Intel Corp............................      56,817
     225   Intl. Business Machines...............      24,652
     850   *Microsoft Corp.......................      68,000
     175   *Oracle Corp..........................      14,711
     225   *Sun Microsystems Inc.................      20,461
                                                   ----------
                                                      329,225
                                                   ----------
           CONSUMER PRODUCTS (4.0%)
     425   Avery Dennison Corp...................      28,528
     400   Avon Products Inc.....................      17,800
     450   Estee Lauder Cos. Inc.................      22,247
     450   Johnson & Johnson.....................      45,844
     550   Kimberly-Clark Corp...................      31,556
                                                   ----------
                                                      145,975
                                                   ----------
           CONTAINERS (0.3%)
     400   Aloca Inc.............................      11,600
                                                   ----------
           DELIVERY SERVICE (0.9%)
     575   United Parcel Service.................      33,925
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           DRUGS (8.5%)
     650   Abbott Laboratories...................  $   28,966
     850   American Home Products Corp...........      49,937
     850   Bristol-Myers Squibb Co...............      49,513
     575   Lilly (Eli) & Co......................      57,428
     325   Merck & Co. Inc.......................      24,903
   2,131   Pfizer Inc............................     102,288
                                                   ----------
                                                      313,035
                                                   ----------
           ELECTRONIC COMPONENTS/SEMICONDUCTORS (2.8%)
     150   *Analog Devices Inc...................      11,400
     593   Molex Inc.............................      20,755
     400   Montana Power Co......................      14,125
     850   Texas Instruments Inc.................      58,384
                                                   ----------
                                                      104,664
                                                   ----------
           FINANCIAL SERVICES (4.9%)
     750   American Express Co...................      39,094
   1,100   Citigroup Inc.........................      66,275
   1,075   Franklin Resources....................      32,653
     500   Morgan Stanley Dean Witter & Co.......      41,625
                                                   ----------
                                                      179,647
                                                   ----------
           FOOD & BEVERAGES (3.5%)
     525   Anheuser-Busch Cos....................      39,211
   1,050   PepsiCo Inc...........................      46,659
     550   *Safeway Inc..........................      24,819
     450   Sysco Corp............................      18,956
                                                   ----------
                                                      129,645
                                                   ----------
           INDUSTRIAL SERVICES (1.6%)
   1,525   Ecolab Inc............................      59,570
                                                   ----------
           INSTRUMENT-SCIENTIFIC (2.0%)
     975   Millipore Corp........................      73,491
                                                   ----------
           INSURANCE SERVICES (2.8%)
     375   American Intl. Group..................      44,062
     550   Marsh & McLennan Cos. Inc.............      57,441
                                                   ----------
                                                      101,503
                                                   ----------
           MEDIA & PUBLISHING (5.3%)
     925   Harcourt General Inc..................      50,297
     975   McGraw-Hill Cos. Inc..................      52,650
     900   New York Times Co.....................      35,550
     325   Walt Disney Co........................      12,614
     657   *Viacom Inc...........................      44,799
                                                   ----------
                                                      195,910
                                                   ----------
           MEDICAL & RELATED (1.8%)
     500   Baxter Intl. Inc......................      35,156
   1,050   HCA - The Healthcare Corp.............      31,894
                                                   ----------
                                                       67,050
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           OIL, ENERGY & NATURAL GAS (9.2%)
     550   Enron Corp............................  $   35,475
   1,425   Enron Corp. Notes 2002................      44,175
     485   Exxon Mobil Corp......................      38,073
     900   *Nabors Industries Inc................      37,406
     700   Phillips Petroleum Co.................      35,481
     800   Schlumberger Ltd......................      59,700
     405   Transocean Sedco Forex Inc............      21,642
   1,375   USX-Marathon Group....................      34,461
     775   Williams Companies Inc................      32,308
                                                   ----------
                                                      338,721
                                                   ----------
           RETAIL (3.5%)
     875   Gap Inc...............................      27,344
     100   *Kohls Corp...........................       5,562
     400   Loews Co..............................      16,425
     450   Target Corp...........................      26,100
     200   Wal-Mart Stores Inc...................      11,525
   1,325   Walgreen Co...........................      42,648
                                                   ----------
                                                      129,604
                                                   ----------
           SECURITY SYSTEMS & SERVICES (1.8%)
   1,375   Tyco International Ltd................      65,141
                                                   ----------
           TELECOMMUNICATIONS & CELLULAR (3.4%)
     525   Alltel Corp...........................      32,517
     600   AT&T Corp.............................      18,975
     125   Corning Inc...........................      33,734
     300   *General Motors CL H..................      26,325
     300   SBC Communications Inc................      12,975
                                                   ----------
                                                      124,526
                                                   ----------
           TELEPHONE INTEGRATED (3.3%)
   1,050   Bell Atlantic Corp....................      53,353
     125   Cox Communications Inc................      13,875
   1,075   Sprint Corp...........................      54,825
                                                   ----------
                                                      122,053
                                                   ----------
           TRANSPORTATION & EQUIPMENT (0.5%)
     400   Expeditors Intl. Washington Inc.......      19,000
                                                   ----------
           UTILITIES (2.2%)
     300   Duke Energy Corp......................      16,912
   1,050   General Electric Co...................      55,650
     400   Nisource Inc..........................       7,450
                                                   ----------
                                                       80,012
                                                   ----------
           TOTAL U.S. COMMON STOCK (87.8%)
            (COST $2,922,418)....................  $3,231,927
                                                   ----------

                                                     MARKET
 SHARES            FOREIGN COMMON STOCKS             VALUE
-------------------------------------------------------------
           CANADA (1.9%)
           COMMUNICATIONS (1.9%)
   1,050   Nortel Networks Corp..................  $   71,662
                                                   ----------
           FINLAND (1.1%)
           TELECOMMUNICATIONS (1.1%)
     800   Nokia Corp. SP-ADR....................      39,950
                                                   ----------
           SINGAPORE (0.3%)
           ELECTRONIC COMPONENTS/SEMICONDUCTORS (0.3%)
     150   Flextronics Intl. Ltd.................      10,303
                                                   ----------
           SWEDEN (0.4%)
           TELECOMMUNICATIONS (0.4%)
     800   Ericsson (LM) Telecom SP ADR..........      16,000
                                                   ----------
           TOTAL FOREIGN COMMON STOCK (3.7%)
            (COST $95,271).......................     137,915
                                                   ----------
           TOTAL COMMON STOCK (91.5%)
            (COST $3,017,689)....................  $3,369,842
                                                   ----------

                        REAL ESTATE                  MARKET
 SHARES              INVESTMENT TRUSTS               VALUE
-------------------------------------------------------------
     900   AMB Property Corp.....................  $   20,531
     300   Post Propertys........................      13,200
     325   Spieker Properties Inc................      15,356
                                                   ----------
                                                       49,087
                                                   ----------
           TOTAL REAL ESTATE INVESTMENT TRUSTS
            (1.3%)
            (COST $48,303).......................  $   49,087
                                                   ----------

                                                     MARKET
 SHARES               PREFERRED STOCK                VALUE
-------------------------------------------------------------
           TELECOMMUNICATIONS (0.5%)
      75   Global Crossing Co....................  $   16,697
                                                   ----------
           TOTAL PREFERRED STOCK (0.5%)
            (COST $18,750).......................  $   16,697
                                                   ----------

  FACE                                               MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (9.0%)
$332,000   Firstar Bank 4.250% 07/03/00
            repurchase price $332,116
            collateralized by GNMA certificates
            pool # 280329 due 10/01/29 (Cost
            $332,000)............................  $  332,000
                                                   ----------
           TOTAL REPURCHASE AGREEMENTS (9.0%)
            (COST $332,000)......................  $  332,000
                                                   ----------
           TOTAL HOLDINGS (102.3%)
            (COST $3,416,742)....................  $3,767,626
                                                   ----------
           LIABILITIES, NET OF CASH & RECEIVABLES
            (-2.3%)..............................     (86,549)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $3,681,077
                                                   ==========

---------------

 *  Non-income producing securities.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis. See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO (a)

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2000 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $3,416,742)...............  $3,767,626
  Cash in bank...............................         836
  Receivable for securities sold.............       2,447
  Receivable for fund shares sold............         286
  Dividends and accrued interest
    receivable...............................       1,910
                                               ----------
    Total assets.............................   3,773,105
                                               ----------
Liabilities:
  Payable for securities purchased...........      79,318
  Payable for investment management services
    (note 3).................................       2,704
  Other accrued expenses.....................      10,006
                                               ----------
    Total liabilities........................      92,028
                                               ----------
Net assets at market value...................  $3,681,077
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  331,859
  Paid-in capital in excess of par value.....   3,074,326
  Accumulated net realized loss on
    investments (note 1).....................     (75,992)
  Net unrealized appreciation on investments
    (note 1).................................     350,884
                                               ----------
Net assets at market value...................  $3,681,077
                                               ==========
Shares outstanding (note 4)..................     331,859
Net asset value per share....................  $    11.09
                                               ==========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2000 (Unaudited)

Investment income:
  Interest.....................................  $  4,083
  Dividends....................................    19,600
                                                 --------
    Total investment income....................    23,683
                                                 --------
Expenses:
  Management fees (note 3).....................    15,452
  Custodian fees (note 3)......................     2,568
  Directors' fees (note 3).....................       187
  Professional fees............................       916
  Accounting and transfer agent fees...........       665
  Other........................................     3,857
                                                 --------
    Total expenses.............................    23,645
                                                 --------
    Net investment income......................  $     38
                                                 --------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments...........  $(18,420)
  Net increase in unrealized appreciation on
    investments................................   176,090
                                                 --------
    Net gain on investments....................   157,670
                                                 --------
    Net increase in net assets from
      operations...............................  $157,708
                                                 ========

---------------

(a) Prior to 5/1/99 the portfolio was known as the Stellar Portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO (a)

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED   YEAR ENDED
                                                               JUNE 30, 2000     ----------
                                                                (UNAUDITED)         1999
                                                              ----------------   ----------
From operations:
  Net investment income.....................................     $       38      $   39,874
  Realized loss on investments..............................        (18,420)        (51,251)
  Unrealized appreciation on investments....................        176,090          71,069
                                                                 ----------      ----------
      Net increase in net assets from operations............        157,708          59,692
                                                                 ----------      ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................              0         (41,725)
                                                                 ----------      ----------
From capital share transactions (note 4):
  Received from shares sold.................................        275,217         437,571
  Received from dividends reinvested........................              0          41,725
  Paid for shares redeemed..................................        (58,009)       (796,078)
                                                                 ----------      ----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................        217,208        (316,782)
                                                                 ----------      ----------
         Increase (decrease) in net assets..................        374,916        (298,815)
Net Assets:
  Beginning of period.......................................      3,306,161       3,604,976
                                                                 ----------      ----------
  End of period.............................................     $3,681,077      $3,306,161
                                                                 ==========      ==========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED         YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2000        ------------------------------
                                                                (UNAUDITED)          1999        1998        1997
                                                              ----------------      ------      ------      ------
Per share data:
Net asset value, beginning of period........................       $10.62           $10.56      $10.65      $10.00
Income from investment operations:
  Net investment income.....................................         0.00             0.12        0.37        0.32
  Net realized and unrealized gain (loss) on investments....         0.47             0.06       (0.07)       0.64
                                                                   ------           ------      ------      ------
    Total income from investment operations.................         0.47             0.18        0.30        0.96
                                                                   ------           ------      ------      ------
Less distributions:
  Dividends from net investment income......................         0.00            (0.12)      (0.35)      (0.31)
  Distributions from net realized capital gains.............         0.00             0.00       (0.04)       0.00
                                                                   ------           ------      ------      ------
    Total distributions.....................................         0.00            (0.12)      (0.39)      (0.31)
                                                                   ------           ------      ------      ------
Net asset value, end of period..............................       $11.09           $10.62      $10.56      $10.65
                                                                   ======           ======      ======      ======
Total return................................................         4.50%(c)         1.76%       2.92%       9.70%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................         1.37%(b)         1.39%       1.43%       1.54%
  Ratio of net investment income to average net assets......         0.00%(b)         1.16%       3.53%       3.07%
Portfolio turnover rate.....................................           50%             197%         81%         17%
Net assets at end of period (millions)......................       $  3.7           $  3.3      $  3.6      $  2.8

---------------

(a) Prior to 5/1/99 the portfolio was known as the Stellar Portfolio.

(b) Annualized.

(c) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 OBJECTIVE

The Relative Value Portfolio seeks the highest total return as is consistent with reasonable risk by investing in stocks deemed to represent characteristics with low volatility, above-average yields and are undervalued relative to the stocks comprising the S&P Composite Stock Index.

 PERFORMANCE AS OF JUNE 30, 2000

TOTAL RETURN:
One-year                                    (5.31%)
Three-year                                  11.36%
Since inception (1/3/97)                    14.51%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Value investing continued to be out of favor during the first six months of 2000. However, performance for the fund exceeded its value peer group. The fund was down -3.47% for the six-month period ending June 30, 2000 while the Standard & Poor's 500/Barra Value Index declined -4.07% for the same period.

The fund continues to maintain a 1% cash position. Top performing sectors for the first six months included technology and healthcare. Under performing sectors included consumer staples, communication services, and capital goods. Technology, financials, and healthcare stocks represent 55% of the total portfolio. Intel Corporation is the largest fund holding at 9.5% and was the top performing stock year-to-date with a return of +57.9%. Procter and Gamble was the worst performing stock down -47.2%.

We feel confident that as the Federal Reserve gets closer to finishing their recent trend of raising interest rates that "value" investing will return to favor. We continue to look for opportunities in financial, consumer, and technology stocks.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[RELATIVE VALUE PORTFOLIO GRAPH]

                                                           RELATIVE VALUE PORTFOLIO (COMMENCED
                                                               OPERATIONS JANUARY 3, 1997)                S&P 500 INDEX
                                                           -----------------------------------            -------------
                                                                           10000                               10000
'98                                                                      14213.4                             15697.7
                                                                         15485.5                             17146.7
'99                                                                      16959.8                             19269.4
                                                                         16635.8                             20755.1
'00                                                                      16056.9                             20665.8

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Intel Corp                             9.50
 2.  International                          6.23
 3.  Broadwing Inc                          4.84
 4.  General Electric Co                    4.66
 5.  Citigroup Inc                          4.21
 6.  Lucent Technologies                    3.68
 7.  Merck & Co Inc                         3.06
 8.  Smithkline Beecham                     2.89
 9.  Texaco Inc                             2.84
10.  Procter & Gamble Co                    2.80

 TOP 5 INDUSTRIES AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Computer & Related                     15.73
 2.  Communications                         11.66
 3.  Drugs                                  10.63
 4.  Oil, Energy, & Natural Gas              9.29
 5.  Banking                                 9.28

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                MARKET
 SHARES           U.S. COMMON STOCK              VALUE
---------------------------------------------------------
          AEROSPACE (1.4%)
   4,812  Honeywell International Inc.......  $   162,104
                                              -----------
          APPLIANCES (0.8%)
   2,000  Whirlpool Corp....................       93,250
                                              -----------
          AUTOMOTIVE & RELATED (2.3%)
   2,500  Ford Motor Co.....................      107,500
   1,500  General Motors Corp...............       87,094
   3,000  Goodyear Tire & Rubber Co.........       60,000
     327  Visteon Corp......................        3,968
                                              -----------
                                                  258,562
                                              -----------
          BANKING (10.3%)
   5,613  Amsouth Bancorporation............       88,405
   6,000  Bank of New York Inc..............      279,000
   3,000  Bank America Corp.................      129,000
   6,000  First Financial Bancorp...........      129,938
   4,500  First Tennessee National..........       74,531
   6,500  KeyCorp...........................      114,563
   4,000  Mellon Bank Corp..................      145,750
   3,500  North Fork Bancorp................       52,937
   2,000  PNC Bank Corp.....................       93,750
   2,000  TCF Financial Corp................       51,375
                                              -----------
                                                1,159,249
                                              -----------
          COMMUNICATIONS (10.0%)
   5,000  AT&T Corp.........................      158,125
  21,000  *BroadWing Inc....................      544,688
   7,000  Lucent Technologies Inc...........      414,750
                                              -----------
                                                1,117,563
                                              -----------
          COMPUTER & RELATED (17.8%)
   8,000  Intel Corp........................    1,069,500
   6,400  Intl. Business Machines Corp......      701,200
   3,000  *Microsoft Corp...................      240,000
                                              -----------
                                                2,010,700
                                              -----------
          CONSUMER PRODUCTS (7.6%)
   2,500  Eastman Kodak Co..................      148,750
   5,000  Gillette Co.......................      174,688
   8,000  Philip Morris Cos. Inc............      212,500
   5,500  Procter & Gamble Co...............      314,875
                                              -----------
                                                  850,813
                                              -----------
          DRUGS (7.7%)
   4,000  American Home Products Corp.......      235,000
   5,000  Bristol Myers Squibb Co...........      291,250
   4,500  Merck & Co. Inc...................      344,813
   6,000  Pharmacia Corp....................      310,125
                                              -----------
                                                1,181,188
                                              -----------
          ELECTRICAL EQUIPMENT (5.1%)
   9,900  General Electric Co...............      524,700
   1,000  Johnson Controls Inc..............       51,312
                                              -----------
                                                  576,012
                                              -----------

                                                MARKET
 SHARES           U.S. COMMON STOCK              VALUE
---------------------------------------------------------
          FINANCIAL SERVICES (7.8%)
   4,500  American Express Co...............  $   234,562
   7,875  Citigroup Inc.....................      474,469
   6,000  Union Planters Corp...............      167,625
                                              -----------
                                                  876,656
                                              -----------
          INSURANCE SERVICES (2.8%)
   5,000  Cincinnati Financial Corp.........      157,188
  15,000  Ohio Casualty Corp................      159,375
                                              -----------
                                                  316,563
                                              -----------
          OIL, ENERGY & NATURAL GAS (7.7%)
   2,000  Duke Energy Corp..................      112,750
   3,960  Exxon Mobil Corp..................      310,860
   4,000  TXU Corp..........................      118,000
   6,000  Texaco Inc........................      319,500
                                              -----------
                                                  861,110
                                              -----------
          RETAIL (2.8%)
   4,000  *Federated Department Stores......      135,000
  10,000  J.C. Penney Inc...................      184,375
                                              -----------
                                                  319,375
                                              -----------
          UTILITIES (3.0%)
   6,000  Cinergy Corp......................      152,626
   3,000  GTE Corp..........................      186,750
                                              -----------
                                                  339,376
                                              -----------
          TOTAL U.S. COMMON STOCK (89.9%)
            (COST $8,444,637)...............  $10,122,521
                                              -----------

                                                MARKET
 SHARES          FOREIGN COMMON STOCK            VALUE
---------------------------------------------------------
          UNITED KINGDOM (7.1%)
          COMMUNICATIONS (1.7%)
   1,000  Cable & Wireless Pub Co Ltd.
            ADR.............................  $    50,063
   3,500  Vodafone Group PLC ADR............      145,031
                                              -----------
                                                  195,094
                                              -----------
          DRUGS (2.9%)
   5,000  SmithKline Beecham PLC ADR CL A...      325,935
                                              -----------
          OIL, ENERGY & NATURAL GAS (2.5%)
   4,920  BP Amoco PLC......................      278,287
                                              -----------
          TOTAL UNITED KINGDOM..............      799,316
                                              -----------
          NETHERLANDS (1.6%)
          OIL, ENERGY & NATURAL GAS (1.6%)
   3,000  Royal Dutch Pete Co. NY Reg.
            1.25............................      184,688
                                              -----------
          TOTAL FOREIGN COMMON STOCK (8.7%)
            (COST $696,581).................  $   984,004
                                              -----------
          TOTAL COMMON STOCK (98.6%) (COST
            $9,141,218).....................  $11,106,525
                                              -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

  FACE                                          MARKET
 AMOUNT         REPURCHASE AGREEMENTS            VALUE
---------------------------------------------------------
          FINANCIAL (1.4%)
$153,000  Firstar 4.25% 07/03/00 repurchase
            price $153,053 collateralized by
            GNMA certificates pool # 280329
            due 10/01/29 (cost $153,000)....  $   153,000
                                              -----------
          TOTAL REPURCHASE AGREEMENTS (1.4%)
            (COST $153,000).................  $   153,000
                                              -----------
          TOTAL HOLDINGS (100.0%)
            (COST $9,294,218) (a)...........  $11,259,525
                                              -----------
          CASH & RECEIVABLES, NET OF
            LIABILITIES (0.0%)..............        6,947
                                              -----------
          TOTAL NET ASSETS (100.0%).........  $11,266,472
                                              ===========

---------------

  *  Non-income producing securities.

ADR  (American depository receipt) represents ownership of foreign securities.

 (a) Represents cost for federal income tax and financial reporting purposes. See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2000 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $9,294,218)..............  $11,259,525
  Cash in bank..............................          526
  Receivables for fund shares sold..........        7,622
  Dividends and accrued interest
    receivable..............................       18,386
                                              -----------
    Total assets............................   11,286,059
                                              -----------
Liabilities:
  Payable for investment management services
    (note 3)................................        8,503
  Other accrued expenses....................        7,784
  Dividends payable.........................        3,300
                                              -----------
    Total liabilities.......................       19,587
                                              -----------
Net assets at market value..................  $11,266,472
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $   732,055
  Paid-in capital in excess of par value....    8,577,111
  Accumulated net realized loss on
    investments (note 1)....................      (33,344)
  Net unrealized appreciation on investments
    (note 1)................................    1,965,307
  Undistributed net investment income.......       25,343
                                              -----------
Net assets at market value..................  $11,266,472
                                              ===========
Shares outstanding (note 4).................      732,055
Net asset value per share...................  $     15.39
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2000 (Unaudited)

Investment income:
  Interest....................................  $   4,592
  Dividends...................................    111,525
                                                ---------
    Total investment income...................    116,117
                                                ---------
Expenses:
  Management fees (note 3)....................     50,293
  Custodian fees (note 3).....................      2,547
  Directors' fees (note 3)....................        158
  Professional fees...........................      1,011
  Accounting and transfer agent fees..........      5,164
  Other.......................................      2,289
                                                ---------
    Total expenses............................     61,462
                                                ---------
    Net investment income.....................  $  54,655
                                                ---------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments..........  $ 146,248
  Net decrease in unrealized appreciation on
    investments...............................   (620,875)
                                                ---------
    Net loss on investments...................   (474,627)
                                                ---------
    Net decrease in net assets from
      operations..............................  $(419,972)
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2000     YEAR ENDED
                                                                (UNAUDITED)         1999
                                                              ----------------   -----------
From operations:
  Net investment income.....................................    $    54,655      $    92,742
  Realized gain (loss) on investments.......................        146,248         (169,231)
  Unrealized appreciation (depreciation) on investments.....       (620,875)         842,413
                                                                -----------      -----------
      Net increase in assets from operations................       (419,972)         765,924
                                                                -----------      -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................        (29,312)         (92,742)
  Return of capital.........................................              0              (53)
                                                                -----------      -----------
      Total dividends and distributions.....................        (29,312)         (92,795)
                                                                -----------      -----------
From capital share transactions (note 4):
  Received from shares sold.................................      1,125,667        2,841,978
  Received from dividends reinvested........................         29,312           92,795
  Paid for shares redeemed..................................     (1,321,047)      (1,735,051)
                                                                -----------      -----------
      Increase in net assets derived from capital share
       transactions.........................................       (166,068)       1,199,722
                                                                -----------      -----------
         Increase in net assets.............................       (615,352)       1,872,851
Net Assets:
  Beginning of period.......................................     11,881,824       10,008,973
                                                                -----------      -----------
  End of period (a).........................................    $11,266,472      $11,881,824
                                                                ===========      ===========
(a) Includes undistributed income of........................    $    25,343      $         0
                                                                ===========      ===========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED          YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2000        --------------------------------
                                                                (UNAUDITED)          1999        1998          1997
                                                              ----------------      ------      ------        ------
Per share data:
Net asset value, beginning of period........................       $15.98           $15.02      $12.68        $10.00
Income from investment operations:
  Net investment income.....................................         0.07             0.13        0.15          0.16
  Net realized and unrealized gain on investments...........        (0.62)            1.01        2.48          2.66
                                                                   ------           ------      ------        ------
    Total income from investment operations.................        (0.55)            1.14        2.63          2.82
                                                                   ------           ------      ------        ------
Less distributions:
  Dividends from net investment income......................        (0.04)           (0.18)      (0.15)        (0.14)
  Distributions from net realized capital gains.............         0.00             0.00       (0.14)         0.00
                                                                   ------           ------      ------        ------
    Total distributions.....................................        (0.04)           (0.18)      (0.29)        (0.14)
                                                                   ------           ------      ------        ------
Net asset value, end of period..............................       $15.39           $15.98      $15.02        $12.68
                                                                   ======           ======      ======        ======
Total return................................................        (3.47)%(b)        7.43%      20.72%        28.28%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................         1.08%(a)         1.06%       1.08%         1.18%
  Ratio of net investment income to average net assets......         0.96%(a)         0.84%       1.19%         1.35%
Portfolio turnover rate.....................................            3%               9%         54%            7%
Net assets at end of period (millions)......................       $ 11.3           $ 11.9      $ 10.0        $  5.7

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 OBJECTIVE

The Blue Chip Portfolio seeks growth of capital and income by investing in securities of high quality companies.

 PERFORMANCE AS OF JUNE 30, 2000

TOTAL RETURN:
One-Year                                   (10.65%)
Since inception (5/1/98)                     1.02%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The six-month period ending June 30th provided anemic results from the stock market with the S&P 500 returning -.42%. Despite a few difficult months for growth stocks, value, as defined by the S&P/Barra Value Index, lagged with a -4.07% return during the time period versus 2.58% for the S&P/Barra Growth Index. Value sectors lagged as investors continue to fear that the Federal Reserve's cumulative 175 basis points of tightening will result in a "hard landing". Growth's strong relative performance was not driven by technology which was up 3.2% in the time period, but by healthcare. The safety and stability of the pharmaceuticals, and strong earnings momentum of the healthcare maintenance organizations (HMOs) and hospitals drove the healthcare sector to a 23.63% return. Following healthcare were utilities, up 19.1%, and energy, up 4.5%. Sectors displaying weakness were basic materials, down 24.84%, consumer cyclicals, down 18.89%, and communications services, down 14.8%.

The Ohio National Blue Chip Portfolio returned -5.75% for the period, underperforming both the S&P 500 and the median Lipper Multi-Cap Value Fund which returned -.42% and -1.10%, respectively. Leading sectors for the half included healthcare, utilities and energy (up 5%). Lagging sectors included basic materials, consumer cyclicals, and communication services (down 15%). Aiding performance relative to the S&P 500 for the half was an overweight in utilities, and favorable security selection in healthcare (Oxford Health Plans, up 88%, and Abbott Laboratories, up 23%) and energy (Schlumberger, up 33%). More than offsetting these favorable influences were both an underweight in technology and unfavorable security performance of our holdings in the sector (Novell, down 77%, Unisys, down 54%, and Motorola, down 41%). Other sectors that dragged down performance were capital goods (Honeywell, down 42%) and finance (Conseco, down 45%).

Our equity market outlook remains the same: U.S. stocks are overvalued, but pockets of reasonable valuation exist within the market. Despite the recent correction in technology stocks, the valuation differentials between the "haves" and "have nots" remains extremely wide. The S&P Technology sector is still valued at 50 times forward earnings. This is historically unprecedented and remains amazing given the historic difficulty of developing a sustainable and defendable, profitable franchise in such a rapidly evolving and volatile area of the economy. Over one-third of the stocks in your portfolio trades for less than 11 times forward 12-month earnings, a huge discount to the S&P 500 Index which trades at 25 times forward 12-month earnings. However, the catalyst to unwind these valuation differences remains to be seen, and the specter of rising interest rates and increased inflation keeps a damper on "Old Economy" valuations. Many "New Economy" investors believe that technology shares will be immune to rising rates, but "Old Economy" companies still generate the majority of capital spending. At some point, investors will recognize the disparities between the market values and franchise values of many overlooked leading companies and will gravitate back toward these names given their compelling risk/reward profile. We believe that the portfolio is well positioned to take advantage of this rotation when it occurs.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 CHANGE IN VALUE OF $10,000 INVESTMENT
                                    [GRAPH]

                                                               BLUE CHIP PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1, 1998)                 S&P 500 INDEX
                                                               ------------------------------             -------------
                                                                            10000                              10000
6/98                                                                        10024                              10143
12/98                                                                     10254.6                            11079.2
6/99                                                                      11456.4                            12450.8
12/99                                                                     10860.7                            13410.8
6/00                                                                      10236.2                            13353.1

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Sun Microsystems Inc                   2.82
 2.  News Corp Ltd PFD ADR                  2.29
 3.  Philips Electronics                    2.19
 4.  Viacom Inc Cl B                        2.16
 5.  First Data Corp                        1.97
 6.  U.S. West Inc                          1.78
 7.  Boeing Company                         1.66
 8.  Exxon Mobil Corp                       1.62
 9.  GTE Corporation                        1.61
10.  Tyco International                     1.61

 TOP 5 INDUSTRIES AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Computer & Related                     8.77
 2.  Oil, Energy, and Natural Gas           7.79
 3.  Financial Services                     5.68
 4.  Insurance Services                     5.17
 5.  Electrical Equipment                   4.78

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                 MARKET
 SHARES            U.S. COMMON STOCK             VALUE
---------------------------------------------------------
          AEROSPACE (1.7%)
   2,300  Boeing Company.....................  $   96,169
                                               ----------
          AUTOMOTIVE & RELATED (2.8%)
   1,200  Cooper Tire & Rubber...............      13,350
   1,389  Delphi Automotive Systems..........      20,227
   1,400  Ford Motor Co. ....................      60,200
     800  General Motors Corp. ..............      46,450
     200  Johnson Controls Inc. .............      10,262
     200  TRW Inc. ..........................       8,675
     183  Visteon Corp. .....................       2,223
                                               ----------
                                                  161,387
                                               ----------
          BANKING (3.9%)
   1,600  Bank of America Corp. .............      68,800
     900  Chase Manhattan Corp. .............      41,456
   1,500  PNC Financial Service Group........      70,313
   1,600  Washington Mutual Inc. ............      46,200
                                               ----------
                                                  226,769
                                               ----------
          BROADCAST RADIO & TV (0.9%)
   1,000  *AT&T Corp.-Liberty Media..........      24,250
   1,800  Charter Communications Inc. .......      29,587
                                               ----------
                                                   53,837
                                               ----------
          BUSINESS SERVICES (2.4%)
   1,900  *Cendant Corp. ....................      26,600
   2,300  First Data Corp. ..................     114,138
                                               ----------
                                                  140,738
                                               ----------
          CHEMICALS-DIVERSIFIED (0.8%)
   1,100  PPG Industries Inc. ...............      48,744
                                               ----------
          COMMUNICATIONS EQUIPMENT (1.5%)
     600  Lucent Technologies Inc. ..........      35,550
   1,800  Motorola Inc. .....................      52,313
                                               ----------
                                                   87,863
                                               ----------
          COMPUTER & RELATED (11.1%)
   2,200  Compaq Computer Corp. .............      56,237
   1,200  Computer Associates Intl. Inc. ....      61,425
     600  *Computer Sciences Corp. ..........      44,812
   1,300  Electronic Data Systems Corp. .....      53,625
     800  Intl. Business Machines Co. .......      87,650
     900  *Lexmark Intl. Group CL A..........      60,525
   1,900  *Novell Inc. ......................      17,575
   1,300  *Seagate Technology Inc. ..........      71,500
   1,800  *Sun Microsystems Inc. ............     163,688
   1,900  *Unisys Corp. .....................      27,669
                                               ----------
                                                  644,706
                                               ----------
          CONSUMER PRODUCTS (3.2%)
     800  Kimberly-Clark Corp. ..............      45,900
   1,000  Liz Claiborne Inc. ................      35,250
   2,000  Phillip Morris Co. Inc. ...........      53,125
   3,600  UST Inc. ..........................      52,875
                                               ----------
                                                  187,150
                                               ----------

                                                 MARKET
 SHARES            U.S. COMMON STOCK             VALUE
---------------------------------------------------------
          DRUGS (4.1%)
   1,800  Abbott Laboratories................  $   80,212
     900  Merck & Co. Inc. ..................      68,963
   1,766  Pharmacia & Upjohn Inc. ...........      91,280
                                               ----------
                                                  240,455
                                               ----------
          ELECTRICAL EQUIPMENT (1.0%)
     400  *Micron Technology Inc. ...........      35,225
   1,500  *Viasystems Group..................      24,281
                                               ----------
                                                   59,506
                                               ----------
          ENTERTAINMENT & LEISURE (4.1%)
   1,400  Brunswick Corp. ...................      23,187
   1,300  *Viacom Inc. CL A..................      88,888
   1,835  *Viacom Inc. CL B..................     125,124
                                               ----------
                                                  237,199
                                               ----------
          FINANCIAL SERVICES (3.9%)
   1,702  Bear Stearns Co. Inc. .............      70,846
   4,300  CIT Group Inc. CL A................      69,875
   1,000  Countrywide Credit Ind. Inc. ......      30,313
   1,700  H & R Block Inc. ..................      55,037
                                               ----------
                                                  226,071
                                               ----------
          FOOD & RELATED (2.8%)
     700  Anheuser Busch Co. Inc. ...........      52,281
   1,800  Corn Products Intl. Inc. ..........      47,700
   3,200  *Sara Lee Corp. ...................      61,800
                                               ----------
                                                  161,781
                                               ----------
          INSURANCE SERVICES (7.4%)
   2,400  Allstate Corp. ....................      53,400
     700  CIGNA Corp. .......................      65,450
   5,024  Conseco Inc. ......................      48,984
   1,600  Lincoln National Corp. ............      57,800
   1,100  Loews Corp. .......................      66,000
     700  Marsh & McLennan Co. Inc. .........      73,106
   1,400  MBIA Inc. .........................      67,462
                                               ----------
                                                  432,202
                                               ----------
          MACHINERY (1.0%)
   1,400  Ingersoll-Rand Co. ................      56,350
                                               ----------
          MANUFACTURING (3.7%)
   1,100  Honeywell Intl. Inc. ..............      37,056
     500  Minnesota Mining & Mfg. Co. .......      41,250
     800  Textron Inc. ......................      43,450
   1,966  Tyco International Ltd.............      93,139
                                               ----------
                                                  214,895
                                               ----------
          MEDICAL & RELATED (5.4%)
     900  Baxter International Inc. .........      63,281
   1,400  Bristol-Myers Squibb Co. ..........      81,550
   6,700  *Healthsouth Corp. ................      48,156
   2,100  *Oxford Health Plans Inc. .........      50,006
     800  United Health Group Inc. ..........      68,600
                                               ----------
                                                  311,593
                                               ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                 MARKET
 SHARES            U.S. COMMON STOCK             VALUE
---------------------------------------------------------
          MEDIA & PUBLISHING (1.0%)
   1,100  Knight Ridder Inc. ................  $   58,506
                                               ----------
          OIL, ENERGY & NATURAL GAS (8.2%)
   1,700  Ashland Inc. ......................      59,606
   1,200  Coastal Corp. .....................      73,050
   1,300  Diamond Offshore Drilling..........      45,663
   1,196  Exxon Mobil Corp. .................      93,886
   1,100  Schlumberger Ltd...................      82,088
   1,500  Sunoco Inc. .......................      44,156
     174  Transocean Sedco Forex Inc. .......       9,298
   1,200  USX-Marathon Group.................      30,075
     900  Williams Cos. Inc. ................      37,519
                                               ----------
                                                  475,341
                                               ----------
          RETAIL (3.9%)
   1,200  *Federated Department Stores.......      40,500
   2,300  *K Mart Corp. .....................      15,669
   2,100  Sherwin-Williams Co. ..............      44,494
   3,900  *Toys "R" Us Inc. .................      56,794
   1,200  Wal-Mart Stores Inc. ..............      69,150
                                               ----------
                                                  226,607
                                               ----------
          STEEL (0.6%)
   1,000  Nucor Corp. .......................      33,188
                                               ----------
          TELEPHONE/LONG DISTANCE (7.2%)
   1,600  AT&T Corp. ........................      50,600
   1,500  GTE Corp. .........................      93,375
   1,500  SBC Communications Inc. ...........      64,875
     600  Sprint Corp. Fon Group.............      30,600
     200  Telephone & Data Systems...........      20,050
   1,200  U.S. West Inc. ....................     102,900
   1,200  *Worldcom Inc. ....................      55,050
                                               ----------
                                                  417,450
                                               ----------
          UTILITIES (3.4%)
   2,200  Edison International...............      45,100
   2,300  Entergy Corp. .....................      62,531
   1,400  FPL Group Inc. ....................      69,300
     500  Montana Power Co. .................      17,656
                                               ----------
                                                  194,587
                                               ----------
          WASTE DISPOSAL (0.4%)
   1,352  Waste Management Inc. .............      25,688
                                               ----------
          TOTAL U.S. COMMON STOCK (86.4%)
            (COST $5,198,743)................  $5,018,782
                                               ----------

                                                 MARKET
 SHARES          FOREIGN COMMON STOCK            VALUE
---------------------------------------------------------
          CANADA (0.4%)
          TELECOMMUNICATIONS (0.4%)
     200  BCE Inc. ..........................  $    4,762
     314  Nortel Networks Corp. .............      21,431
                                               ----------
          TOTAL CANADA.......................      26,193
                                               ----------
          NETHERLANDS (3.7%)
          ELECTRICAL EQUIPMENT (2.2%)
   2,672  Philips Electronics................     126,920
                                               ----------
          OIL, ENERGY & NATURAL GAS (1.5%)
   1,400  Royal Dutch Petroleum Co. ADR......      86,188
                                               ----------
          TOTAL NETHERLANDS..................     213,108
                                               ----------
          TOTAL FOREIGN COMMON STOCK (4.1%)
            (COST $164,768)..................  $  239,301
                                               ----------
          TOTAL COMMON STOCK (90.5%) (COST
            $5,363,511)......................  $5,258,083
                                               ----------

                                                 MARKET
 SHARES             PREFERRED STOCK              VALUE
---------------------------------------------------------
          MEDIA & PUBLISHING FOREIGN (2.3%)
   2,800  News Corp. Ltd. ADR Australia......  $  133,000
                                               ----------
          BUSINESS SERVICES (0.1%)
     400  Cendent Corp. .....................       8,700
                                               ----------
          INSURANCE (1.0%)
     800  *Metlife Capital Tr. 8% 5/15/03....      55,350
                                               ----------
          TRANSPORTATION & RELATED (1.0%)
   1,500  Union Pacific 6.25% 4/1/28.........      58,875
                                               ----------
          TOTAL FOREIGN PREFERRED STOCK
            (4.4%) (COST $195,368)...........  $  255,925
                                               ----------

  FACE                                           MARKET
 AMOUNT          REPURCHASE AGREEMENTS           VALUE
---------------------------------------------------------
          FINANCIAL (5.1%)
$298,000  Firstar 4.25% due 07/03/00
            repurchase price $298,104
            collateralized by GNMA
            certificates pool # 280329 due
            10/01/29 (cost $298,000).........  $  298,000
                                               ----------
          TOTAL REPURCHASE AGREEMENTS (5.1%)
            (COST $298,000)..................  $  298,000
                                               ----------
          TOTAL HOLDINGS (100.00%) (COST
            $5,856,879) (a)..................  $5,812,008
                                               ----------
          LIABILITIES, NET OF CASH &
            RECEIVABLES (0.0%)...............      (4,698)
                                               ----------
          TOTAL NET ASSETS (100.0%)..........  $5,807,310
                                               ==========

---------------
  * Non-income producing securities.

ADR (American depository receipt) represents ownership of foreign securities.

 (a) Represents cost for federal income tax and financial reporting purposes. See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC
BLUE CHIP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2000 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $5,856,879)...............  $5,812,008
  Cash in bank...............................         718
  Receivable for securities sold.............       5,395
  Receivable for fund shares sold............      21,122
  Dividends and accrued interest
    receivable...............................       7,206
                                               ----------
    Total assets.............................   5,846,449
                                               ----------
Liabilities:
  Payable for securities purchased...........      15,293
  Payable for investment management services
    (note 3).................................      10,885
  Other accrued expenses.....................      12,961
                                               ----------
    Total liabilities........................      39,139
                                               ----------
Net assets at market value...................  $5,807,310
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  581,411
  Paid-in capital in excess of par value.....   5,326,723
  Accumulated net realized gain on
    investments (note 1).....................     (60,669)
  Net unrealized depreciation on investments
    (note 1).................................     (44,871)
  Undistributed net investment income........       4,716
                                               ----------
Net assets at market value...................  $5,807,310
                                               ==========
Shares outstanding (note 4)..................     581,411
Net asset value per share....................  $     9.99
                                               ==========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2000 (Unaudited)

Investment income:
  Interest....................................  $   5,131
  Dividends...................................     42,326
                                                ---------
    Total investment income...................     47,457
                                                ---------
Expenses:
  Management fees (note 3)....................     22,975
  Custodian fees (note 3).....................      2,399
  Directors' fees (note 3)....................        175
  Professional fees...........................        748
  Accounting and transfer agent fees..........     12,847
  Other.......................................      1,046
                                                ---------
    Total expenses............................     40,190
                                                ---------
    Net investment income.....................  $   7,267
                                                ---------
Realized and unrealized loss on investments:
  Net realized loss from investments..........  $ (46,561)
  Net increase in unrealized depreciation on
    investments...............................   (240,669)
                                                ---------
    Net loss on investments...................   (287,230)
                                                ---------
    Net decrease in net assets from
      operations..............................  $(279,963)
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC
BLUE CHIP PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2000      YEAR ENDED
                                                                (UNAUDITED)          1999
                                                              ----------------    -----------
From operations:
  Net investment income.....................................     $    7,267       $    19,961
  Realized gain (loss) on investments.......................        (46,561)           82,632
  Unrealized appreciation (depreciation) on investments.....       (240,669)           85,697
                                                                 ----------       -----------
      Net increase (decrease) in net assets from
       operations...........................................       (279,963)          188,290
                                                                 ----------       -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................         (2,551)          (19,948)
  Capital gains distributions...............................        (25,185)          (53,285)
                                                                 ----------       -----------
      Total dividends and distributions.....................        (27,736)          (73,233)
                                                                 ----------       -----------
From capital share transactions (note 4):
  Received from shares sold.................................      1,563,270         3,047,439
  Received from dividends reinvested........................         27,736            73,233
  Paid for shares redeemed..................................       (259,971)       (1,330,868)
                                                                 ----------       -----------
      Increase in net assets derived from capital share
       transactions.........................................      1,331,035         1,789,804
                                                                 ----------       -----------
         Increase in net assets.............................      1,023,336         1,904,861
                                                                 ----------       -----------
Net Assets:
  Beginning of period.......................................      4,783,974         2,879,113
                                                                 ----------       -----------
  End of period (a).........................................     $5,807,310       $ 4,783,974
                                                                 ==========       ===========
(a) Includes undistributed net investment income of.........     $    4,716       $         0
                                                                 ==========       ===========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2000      YEAR ENDED     MAY 1, 1998 TO
                                                                (UNAUDITED)          1999       DECEMBER 31, 1998
                                                              ----------------    ----------    -----------------
Per share data:
Net asset value, beginning of period........................       $10.66           $10.22           $10.00
Income from investment operations:
  Net investment income.....................................         0.01             0.05             0.00
  Net realized and unrealized gain (loss) on investments....       (0.62)             0.56             0.23
                                                                   ------           ------           ------
    Total income (loss) from investment operations..........       (0.61)             0.61             0.23
                                                                   ------           ------           ------
Less distributions:
  Dividends from net investment income......................       (0.01)            (0.05)           (0.01)
  Distributions from net realized capital gains.............       (0.05)            (0.12)            0.00
                                                                   ------           ------           ------
      Total distributions...................................       (0.06)            (0.17)           (0.01)
                                                                   ------           ------           ------
Net asset value, end of period..............................       $ 9.99           $10.66           $10.22
                                                                   ======           ======           ======
Total return................................................        (5.75)%(b)        5.86%            2.34%(b)
Ratios and supplemental data:
  Ratios net of fees reimbursed by advisor:
    Ratio of expenses to average net assets.................         1.56%(a)         1.35%            1.84%(a,c)
    Ratio of net investment income to average net assets....         0.28%(a)         0.53%            0.25%(a,c)
  Ratios assuming no fees reimbursed by advisor:
    Ratios of expenses to average net assets................         1.56%(a)         1.35%            2.26%(a,c)
Portfolio turnover rate.....................................           22%              29%              32%
Net assets at end of period (millions)......................       $  5.8           $  4.8           $  2.9

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the Blue Chip portfolio.
   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 OBJECTIVE

The Equity Income Portfolio seeks above-average income and capital appreciation by investing primarily in income-producing equity securities

 PERFORMANCE AS OF JUNE 30, 2000

TOTAL RETURN:
One Year                                     8.47%
Since inception (5/1/98)                    11.60%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The stock market in the second quarter saw negative returns in each of the major indices, with the Dow Jones Industrial Average ("Dow") down 3.99%, the S&P 500 Index ("S&P 500") down 2.70% and the technology dominated NASDAQ Composite Index ("NASDAQ") falling 13.27%. This represented a dramatic reversal from the first quarter in which the NADSAQ returned 12.37%. Ned Davis Research, Inc. reports that large capitalization stocks continued their first quarter outperformance versus small capitalization stocks by 0.40% in the quarter. As in the first quarter, large capitalization growth stocks outperformed large capitalization value stocks, by 2.00%. This occurred during a volatile period in which the NASDAQ lost 37% of its value from March to May, only to begin a significant rally in June. Among S&P 500 sectors, healthcare provided the best returns by far for the six-month period, up 23.63%, while consumer cyclicals and basic materials lost 18.89% and 24.84%, respectively. These sector performances suggest that investors believe the Federal Reserve interest rate increases are slowing the U.S. economy. A slowdown would pressure earnings from cyclical sectors such as basic materials, and find investors buying stocks of companies with stable earnings expectations, such as pharmaceuticals.

The Ohio National Equity Income Portfolio returned -5.78% in the quarter, below the -1.36% return of the Average VA Equity Income Fund, as reported by Lipper Analytical Services. Still, on a year-to-date basis, the Portfolio's total return of 0.90% surpassed the -2.52% return of the Average VA Equity Income Fund. Further, our year-to-date performance bests that of the Dow Jones Industrial Average -8.48%, the S&P 500 -0.42% and the NASDAQ -2.54%.

The markets have reacted strongly to Federal Reserve interest rate increases, which began one year ago. Numerous signs are now appearing that these rate increases are slowing the U.S. economy. The future course of the stock market will be determined by the Federal Reserve's success in accomplishing a "soft landing", wherein economic growth slows somewhat and inflation remains tame. Given the widespread belief that the Federal Reserve will now become less aggressive, the stock market will focus on earnings. Companies which provide disappointing earnings results will find their stocks punished.

In this environment, the fund will continue to focus on holding the stocks of leading companies in each sector. We will maintain a significant exposure to stocks with a history of consistent annual dividend increases, as well as convertible bonds and preferred stocks.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[EQUITY INCOME PORTFOLIO GRAPH]

                                                            EQUITY INCOME PORTFOLIO (COMMENCED
                                                                 OPERATIONS MAY 1, 1998)                  S&P 500 INDEX
                                                            ----------------------------------            -------------
                                                                            10000                              10000
6/98                                                                         9993                              10143
12/98                                                                     10549.6                            11079.2
6/99                                                                      11642.6                            12450.8
12/99                                                                     12516.9                            13410.8
6/00                                                                      12628.3                            13353.1

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 TOP 10 HOLDINGS AS OF JUNE 30, 2000

                                      % of Net Assets
 1.  Corning Inc.                          2.82
 2.  Citigroup Inc.                        2.43
 3.  General Electric Co                   2.37
 4.  AT&T Corp-Liberty Media-A             2.24
 5.  Pfizer Inc                            2.17
 6.  Vitesse Semicond 4.00% 03/15/05       2.01
 7.  Morgan Stanley Dean Witter
     Discv                                 1.99
 8.  Global Crossing Ltd Conv Pfd
     6.75%                                 1.97
 9.  Monsanto Co Conv Pfd $2.6             1.69
10.  EMC Corp/Mass                         1.88

 TOP 5 INDUSTRIES AS OF JUNE 30, 2000

                                      % of Net Assets
 1.  Electrical Equipment                  8.28
 2.  Computer & Related                    8.11
 3.  Financial Services                    5.17
 4.  Broadcast Radio & TV                  4.78
 5.  Utilities                             4.22

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                 MARKET
 SHARES            U.S. COMMON STOCK             VALUE
---------------------------------------------------------
          AUTOMOTIVE & RELATED (1.2%)
   1,900  Ford Motor Co. ....................  $   81,700
     248  Visteon Corp. .....................       3,016
                                               ----------
                                                   84,716
                                               ----------
          BANKING (2.9%)
   1,300  Bank of America Corp. .............      55,900
   1,950  Chase Manhattan Corp. .............      89,822
   1,600  Mellon Financial Corp. ............      58,300
                                               ----------
                                                  204,022
                                               ----------
          BROADCAST RADIO & TV (2.2%)
   6,200  *AT&T Corp.-Liberty Media-A........     150,350
          Chemicals (1.7%)
   1,300  Air Products & Chemical Inc. ......      40,056
   1,792  Duponte (EI) DE Nemours & Co. .....      78,400
                                               ----------
                                                  118,456
                                               ----------
          COMMUNICATIONS EQUIPMENT (2.7%)
     700  Corning Inc. ......................     188,913
                                               ----------
          COMPUTER & RELATED (10.5%)
   2,054  *Apple Computer Inc. ..............     107,578
   1,400  Amdocs Automatic...................      88,375
   1,700  *Cisco Systems Inc. ...............     108,056
   1,634  *EMC Corp./Mass....................     125,716
     600  Intl. Business Machines Corp. .....      65,737
     600  *Lexmark Intl. Group Inc. CL A.....      40,350
   1,000  *Microsoft Corp. ..................      80,000
   1,300  *Sun Microsystems Inc. ............     118,219
                                               ----------
                                                  734,031
                                               ----------
          DRUGS (4.4%)
   1,800  Abbott Laboratories................      80,213
   3,025  Pfizer Inc. .......................     145,200
   1,600  Schering-Plough Corp. .............      80,800
                                               ----------
                                                  306,213
                                               ----------
          ELECTRONICS/SEMICONDUCTORS (6.2%)
   3,000  General Electric Co. ..............     159,000
     800  *JDS Uniphase Corp. ...............      95,900
     800  Intel Corp. .......................     106,950
     800  RF Micro Devices Inc. .............      70,100
                                               ----------
                                                  431,950
                                               ----------
          ENTERTAINMENT LEISURE (1.1%)
   1,900  Walt Disney Co. ...................      73,744
                                               ----------
          FINANCIAL SERVICES (5.4%)
   2,700  Citigroup Inc. ....................     162,675
     700  Merrill Lynch & Co. ...............      80,500
   1,600  Morgan Stanley Dean Witter.........     133,200
                                               ----------
                                                  376,375
                                               ----------

                                                 MARKET
 SHARES            U.S. COMMON STOCK             VALUE
---------------------------------------------------------
          FOOD & RELATED (1.2%)
   2,200  General Mills Inc. ................  $   84,150
                                               ----------
          INSURANCE SERVICES (2.5%)
   2,100  Allstate Corp. ....................      46,725
     900  Chubb Corp. .......................      55,350
     700  Marsh & McLennan Co. Inc. .........      73,106
                                               ----------
                                                  175,181
                                               ----------
          MEDICAL & RELATED (2.8%)
   1,000  Baxter International Inc. .........      70,313
   2,100  Bristol-Myers Squibb Co. ..........     122,325
                                               ----------
                                                  192,638
                                               ----------
          OIL, ENERGY & NATURAL GAS (5.0%)
     700  Chevron Corp. .....................      59,369
   2,413  Conoco Inc. CL B...................      59,269
   1,600  Enron Corp. .......................     103,200
   1,560  Exxon Mobil Corp. .................     122,460
                                               ----------
                                                  344,298
                                               ----------
          PUBLISHING & NEWSPAPERS (1.0%)
   1,700  New York Times Co. CL A............      67,150
                                               ----------
          RETAIL (2.3%)
   1,776  Home Depot Inc. ...................      88,689
   1,300  Wal-Mart Stores Inc. ..............      74,912
                                               ----------
                                                  163,601
                                               ----------
          TOTAL U.S. COMMON STOCK (53.1%)
            (COST $3,097,810)................  $3,695,788
                                               ----------

                                                 MARKET
 SHARES          FOREIGN COMMON STOCK            VALUE
---------------------------------------------------------
          UNITED KINGDOM (1.1%)
          OIL, ENERGY & NATURAL GAS (1.1%)
   1,300  British Petro-Amoco ADR............  $   73,531
                                               ----------
          FINLAND (1.8%)
          COMMUNICATIONS EQUIPMENT (1.8%)
   2,500  Norkia Corp. Spon. ADR.............     124,844
                                               ----------
          NETHERLANDS (1.6%)
          ELECTRONICS (1.6%)
   2,400  Koninklijke Phillips Electronics...     114,000
                                               ----------
          TOTAL FOREIGN COMMON STOCK (4.5%)
            (COST $296,451)..................  $  312,375
                                               ----------
          TOTAL COMMON STOCK (57.6%) (COST
            $3,394,261)......................  $4,008,163
                                               ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                 MARKET
 SHARES         CLOSED-END INVESTMENTS           VALUE
---------------------------------------------------------
   1,200  Decs Trust VI......................  $   82,350
                                               ----------
          TOTAL CLOSED-END INVESTMENTS (1.2%)
            (COST $60,000)...................  $   82,350
                                               ----------

                                                 MARKET
 SHARES      REAL ESTATE INVESTMENT TRUSTS       VALUE
---------------------------------------------------------
     600  Post Properties Inc. ..............  $   26,400
                                               ----------
          TOTAL REAL ESTATE INVESTMENT TRUSTS
            (0.4%) (COST $23,639)............  $   26,400
                                               ----------

                                                 MARKET
 SHARES            PREFERRED STOCKS              VALUE
---------------------------------------------------------
          BROADCAST RADIO & TV (2.5%)
   1,200  Cox Communications Inc. Conv.
            Prides $.875.....................  $   73,725
     900  Cox Communications Conv.
            Sprint PCS 7.75%.................      99,900
                                               ----------
                                                  173,625
                                               ----------
          CHEMICALS (1.8%)
   2,800  Monsanto Co. Conv. $2.60...........     126,700
                                               ----------
          COMMUNICATIONS (3.1%)
     600  Global Crossing Ltd. Conv. 6.75%...     131,700
     500  Nextlink Communications Conv. .....      86,063
                                               ----------
                                                  217,763
                                               ----------
          FOOD & RELATED (0.9%)
   1,200  *Suiza Foods Corp. $2.75...........      45,750
     400  Suiza Foods Corp. Conv. (144A).....      15,150
                                               ----------
                                                   60,900
                                               ----------
          INSURANCE (1.8%)
   1,800  *Metlife Capital Tr I 8% 5/15/03...     124,538
                                               ----------
          MACHINERY (0.8%)
   2,700  Ingresoll Rand Co. 6.75% Conv. ....      55,012
                                               ----------
          TRANSPORTATION & EQUIPMENT (0.7%)
   1,200  Union Pacific Cibv.................      47,100
                                               ----------
          UTILITIES (2.6%)
   1,600  Reliant Energy Conv. 2%............     117,000
   1,700  Texas Utilities Co. Prides
            $4.625...........................      66,087
                                               ----------
                                                  183,087
                                               ----------
          TOTAL PREFERRED STOCKS (14.2%)
            (COST $1,012,387)................  $  988,725
                                               ----------
  FACE                                           MARKET
 AMOUNT         CONVERTIBLE DEBENTURES           VALUE
---------------------------------------------------------
          ADVERTISING SERVICES (0.7%)
$  5,000  Omnicom Group Inc.
            4.250%01/03/07...................  $   14,044
  20,000  Omnicom Group Inc.
            2.250%01/06/13...................      36,750
                                               ----------
                                                   50,794
                                               ----------
          COMPUTER & RELATED (3.2%)
 105,000  Juniper Networks 4.750% 03/15/07...     114,844
  35,000  Vertias Software Corp. 1.856%
            08/13/06.........................     110,294
                                               ----------
                                                  225,138
                                               ----------
          ELECTRONICS/SEMICONDUCTORS (6.5%)
  20,000  ASM Lithography (144A) 4.250%
            11/30/04.........................      26,750
  25,000  Conexant Systems Inc. 4.000%
            02/01/07 (144A)..................      19,656
  20,000  Cypress Semiconductor Corp. 3.750%
            07/01/05.........................      19,525
  10,000  Cypress Semiconductor Corp. 6.000%
            10/01/02.........................      17,775
  15,000  LSI Logic Corp. (144A) 4.250%
            03/15/04.........................      52,706
  15,000  LSI Logic Corp. 4.250% 03/15/04....      52,706
  35,000  Sanmina Corp. 4.250% 05/01/04......      70,000
  60,000  SCI Systems Inc. 3.000% 03/15/07...      59,175
 145,000  Vitesse Semiconductor 4.000%
            03/15/05 (144A)..................     134,850
                                               ----------
                                                  453,143
                                               ----------
          INTERNET PRODUCTS & SERVICES (3.5%)
  40,000  Amazon.Com 4.750% 02/01/09.........      25,300
   6,000  America On-line 4.000% 11/15/02....      47,625
  50,000  Digital Island 6.000% 02/15/05.....      35,687
  15,000  Double Click Inc. 4.750%
            03/15/06.........................      16,069
  40,000  Exodus Communications Inc. 4.750%
            7/15/08 (144A)...................      57,200
  40,000  Exodus Communications Inc. 4.750%
            07/15/08.........................      57,200
                                               ----------
                                                  239,081
                                               ----------
          MEDICAL & RELATED (1.4%)
 105,000  Roche Holdings Inc. (144A)
            Zero Coupon Due 01/19/15.........      94,763
                                               ----------
          TELECOMMUNICATIONS (3.5%)
  85,000  Level 3 Communications 6.000%
            03/15/10.........................      76,925
  90,000  NTL Inc. (144A) 5.750% 12/15/09....      71,100
  95,000  Nextell Communications 5.250%
            01/15/10 (144A)..................      96,425
                                               ----------
                                                  244,450
                                               ----------
          TOTAL CONVERTIBLE DEBENTURES
            (18.8%) (COST $1,229,708)........  $1,307,369
                                               ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

  FACE                                           MARKET
 AMOUNT          REPURCHASE AGREEMENTS           VALUE
---------------------------------------------------------
          FINANCIAL (4.2%)
$289,000  Firstar 4.25% 07/03/00 repurchase
            price $289,101 collateralized by
            GNMA certificates pool # 280329
            due 10/01/29 (cost $289,000).....  $  289,000
                                               ----------
          TOTAL REPURCHASE AGREEMENTS (4.2%)
            (COST $289,000)..................  $  289,000
                                               ----------
          TOTAL HOLDINGS (96.4%)
            (COST $6,008,995) (a)............  $6,702,007
                                               ----------
          CASH & RECEIVABLES,
            NET OF LIABILITIES (3.6%)........     253,489
                                               ----------
          TOTAL NET ASSETS (100.0%)..........  $6,955,496
                                               ==========

---------------
    *  Non-income producing securities.

 ADR   (American depository receipt) represents ownership of foreign securities.

  (a) Represents cost for federal income tax and financial reporting purposes. See note 1.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $553,450 or 8.0% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2000 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $6,008,995)...............  $6,702,007
  Cash in bank...............................         615
  Receivable for fund shares sold............     144,140
  Receivable for securities sold.............     168,343
  Dividends and accrued interest
    receivable...............................      23,410
                                               ----------
    Total assets.............................   7,038,515
                                               ----------
Liabilities:
  Payable for securities purchased...........      60,342
  Payable for investment management services
    (note 3).................................       4,123
  Other accrued expenses.....................      10,854
  Dividends payable..........................       7,700
                                               ----------
    Total liabilities........................      83,019
                                               ----------
Net assets at market value...................  $6,955,496
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  558,235
  Paid-in capital in excess of par value.....   5,751,318
  Accumulated net realized loss on
    investments (note 1).....................     (65,315)
  Net unrealized appreciation on investments
    (note 1).................................     693,012
  Undistributed net investment income........      18,246
                                               ----------
Net assets at market value...................  $6,955,496
                                               ==========
Shares outstanding (note 4)..................     558,235
Net asset value per share....................  $    12.46
                                               ==========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2000 (Unaudited)

Investment income:
  Interest....................................  $ 17,219
  Dividends...................................    43,773
                                                --------
    Total investment income...................    60,992
                                                --------
Expenses:
  Management fees (note 3)....................    20,692
  Custodian fees (note 3).....................     2,386
  Directors' fees (note 3)....................        60
  Professional fees...........................     3,844
  Accounting and transfer agent fees..........     2,710
  Other.......................................       437
                                                --------
    Total expenses............................    30,129
                                                --------
    Net investment income.....................  $ 30,863
                                                --------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments..........  $ 10,994
  Net decrease in unrealized appreciation on
    investments...............................   (17,487)
                                                --------
    Net loss on investments...................    (6,493)
                                                --------
    Net increase in net assets from
      operations..............................  $ 24,370
                                                ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2000      YEAR ENDED
                                                                (UNAUDITED)          1999
                                                              ----------------    ----------
From operations:
  Net investment income.....................................     $   30,863       $   32,240
  Realized gain (loss) on investments.......................         10,994          (70,596)
  Unrealized appreciation (depreciation) on investments.....        (17,487)         592,478
                                                                 ----------       ----------
      Net increase in net assets from operations............         24,370          554,122
                                                                 ----------       ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................        (12,617)         (32,206)
                                                                 ----------       ----------
From capital share transactions (note 4):
  Received from shares sold.................................      2,738,854        2,198,205
  Received from dividends reinvested........................         12,617           32,206
  Paid for shares redeemed..................................       (181,403)        (598,466)
                                                                 ----------       ----------
      Increase in net assets derived from capital share
       transactions.........................................      2,570,068        1,631,945
                                                                 ----------       ----------
         Increase in net assets.............................      2,851,821        2,153,861
Net Assets:
  Beginning of period.......................................      4,373,675        2,219,814
                                                                 ----------       ----------
  End of period(a)..........................................     $6,955,496       $4,373,675
                                                                 ==========       ==========
  (a) Includes undistributed net investment income of.......     $   18,246       $       34
                                                                 ==========       ==========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2000        YEAR ENDED     MAY 1, 1998 TO
                                                                (UNAUDITED)            1999       DECEMBER 31, 1998
                                                              ----------------      ----------    -----------------
Per share data:
Net asset value, beginning of period........................       $12.38             $10.53           $10.00
Income from investment operations:
  Net investment income.....................................         0.12               0.11             0.07
  Net realized and unrealized gain (loss) on investments....       (0.01)               1.85             0.53
                                                                   ------             ------           ------
    Total income from investment operations.................         0.11               1.96             0.60
                                                                   ------             ------           ------
Less distributions:
  Dividends from net investment income......................       (0.03)              (0.11)           (0.07)
                                                                   ------             ------           ------
Net asset value, end of period..............................       $12.46             $12.38           $10.53
                                                                   ======             ======           ======
Total return................................................         0.90%(b)          18.58%            5.92%(b)
Ratios and supplemental data:
  Ratios net of fees reimbursed by advisor:
    Ratio of expenses to average net assets.................         1.08%(a)           1.28%            1.77%(a,c)
    Ratio of net investment income to average net assets....         1.11%(a)           1.05%            1.04%(a,c)
  Ratios assuming no fees reimbursed by advisor:
    Ratio of expenses to average net assets.................         1.08%(a)           1.28%            2.41%(a,c)
Portfolio turnover rate.....................................           40%                50%              38%
Net assets at end of period (millions)......................       $  7.0             $  4.4           $  2.2

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the Equity Income portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 OBJECTIVE

The High Income Bond Portfolio seeks high current income by investing primarily in lower rated corporate debt obligations.

 PERFORMANCE AS OF JUNE 30, 2000

TOTAL RETURNS:

One-year                                    (2.04%)
Since inception (5/1/98)                    (0.04%)

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The high yield market generated unattractive absolute and relative returns for the 6 months ending June 30, 2000. For example, the Lehman Brothers Aggregate Bond Index, a measure of high quality bond performance, returned 3.99% during the period versus -1.21% for the Lehman Brothers High Yield Bond Index. Three primary reasons accounted for the high yield market's underperformance. First, credit risk remains high as the default rate for high yield securities ran at a 5.2% annualized rate during the period. Second, the Fed's campaign to slow the domestic economy has created the possibility that a sustained business slowdown may be near which could possibly lead to even higher default rates. Third, high yield mutual funds experienced substantial redemption activity from January through May placing considerable selling pressure on the market. A modest reversal of shareholder activity in June did lead to a substantial rally in the market. Illustrating the market's weakness, the yield spread between the Credit Suisse First Boston High Yield Bond Index and Treasury securities widened from 573 basis points to 728 basis points during the period.

The Ohio National High Income Bond Portfolio has a return of (1.90)% vs. (1.18)% for the Merrill-Lynch High-Yield Bond Index during the first six months of 2000. Several factors impacted performance. On the positive side, the fund's underweight in CCC-rated and below securities aided performance as that sector traded lower in sympathy with above average default rates and the second quarter weakness in the NASDAQ. The fund's overweights in the chemical and telecommunications sectors positively impacted performance. Specific positions in Albecca and R&B Falcon substantially outperformed the market based on good operating performance while Johnstown America, Dialog, International Home Foods, Verio and US Xchange announced plans to be acquired which led to strong performance by their securities. Finally, Tekni-plex tendered for their outstanding securities at attractive prices. On the negative side, the fund's underweight in energy, gaming and BB-rated securities negatively impacted performance as did poor performance by Regal Cinema, Dade, US Office Products, AEI Resources and NationsRent.

Credit and mutual fund flows will dictate the performance of high yield securities in the near term. We expect default rates to remain around 5 percent for the balance of 2000 but believe the bulk of the performance impact of deteriorating credit has already been felt with many issuers trading at distressed levels. Positive mutual fund inflows in June and the rally they triggered illustrate the fundamental value in the market. However, for the rally to continue through the third quarter, credit conditions and mutual fund flows need to stabilize.

From a portfolio perspective, our largest industry exposure continues to be the telecommunication sector given the strong growth characteristics of the segment coupled with what we believe will be a very healthy merger and acquisition environment. We have also been maintaining our exposure to the beaten-down health care segment as specific companies look attractive relative to the overall market. From an overall market perspective, we believe substantial value exists in two general areas, selective BB-rated securities which are trading cheap to historical levels and issuers trading in the $75 to $90 range where credit fundamentals are stable to improving. We are seeking to capitalize in these areas while being always cognizant of the overall credit environment.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 CHANGE IN VALUE OF $10,000 INVESTMENT
                                    [CHART]

                                                             HIGH INCOME BOND PORTFOLIO
                                                         (COMMENCED OPERATIONS MAY 1, 1998)   MERRILL LYNCH HIGH-YIELD BOND INDEX
                                                         ----------------------------------   -----------------------------------
                                                                         10000                                10000
6/98                                                                     10090                                10118
12/98                                                                   9958.8                                10036
6/99                                                                     10172                                10312
12/99                                                                  10157.7                              10293.5
6/00                                                                    9963.7                              10198.8

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 2000

                                      % of Net Assets
 1.  Chancellor Media Corp                  2.92
 2.  Nextel Communications                  2.76
 3.  NTL Inc                                2.52
 4.  Tenet Healthcare Corp.                 2.21
 5.  Allied Waste North America,
     Inc.                                   2.17
 6.  Nextlink Communications, Inc.          2.09
 7.  Global Crossing Holdings Ltd.          1.91
 8.  Level 3 Communications                 1.90
 9.  United International Holdings,
     Inc.                                   1.77
10.  Intermedia Communication               1.67

 TOP 5 INDUSTRIES AS OF JUNE 30, 2000

                                     % of Net Assets
 1.  Telecommunications &
     Cellular                             23.68
 2.  Cable Television                     10.97
 3.  Broadcast Radio & TV                  6.92
 4.  Consumer Products                     6.22
 5.  Healthcare                            5.27

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           AEROSPACE (0.5%)
$ 50,000   Anteon Corp.
            12.000% 05/15/09....................  $    46,000
  50,000   Fairchild Corp.
            10.750% 04/15/09....................       33,750
                                                  -----------
                                                       79,750
                                                  -----------
           AUTOMOTIVE & RELATED (4.1%)
  50,000   Aftermarket Technology Series D
            12.000% 08/01/04....................       50,250
 150,000   American Axle & Manufacture
            9.750% 03/01/09.....................      141,375
  50,000   Collins & Aikman Products
            11.500% 04/15/06....................       48,125
  50,000   Fleetpride Inc.
            12.000% 08/01/05....................       36,250
  50,000   J.L. French Automotive C (144A)
            11.500% 06/01/09....................       45,750
 225,000   Lear Corp. Co.
            8.110% 05/15/09.....................      206,042
  50,000   Transportation Mfg. Operation
            11.250% 05/01/09....................       43,750
                                                  -----------
                                                      571,542
                                                  -----------
           BANKING (1.0%)
 150,000   GS Escrow Corp.
            7.125% 08/01/05.....................      133,647
                                                  -----------
           BROADCAST RADIO & TV (5.7%)
  50,000   *Big City Radio Inc. due 03/15/05
            0% till 03/15/01 then 11.250%.......       28,250
 300,000   Chancellor Media Corp.
            8.125% 12/15/07.....................      302,625
 100,000   Chancellor Media Corp.
            9.000% 10/01/08.....................      102,500
 150,000   *Fox/Liberty Networks LLC due
            08/15/07
            0% till 08/01/02 then 9.750%........      117,375
  50,000   Orion Network Systems
           11.250% 01/15/07.....................       29,250
 200,000   Sinclair Broadcast Group
            8.750% 12/15/07.....................      177,000
  50,000   XM Satellite Radio Inc. (144A)
            14.000% 03/15/10....................       44,375
                                                  -----------
                                                      801,375
                                                  -----------
           BUILDING & CONSTRUCTION (0.9%)
  50,000   Formica Corp.
            10.875% 03/01/09....................       38,750
  50,000   Juno Lighting Inc.
            11.875% 07/01/09....................       41,750
  50,000   NCI Building Systems Ser. B
            9.250% 05/01/09.....................       47,250
                                                  -----------
                                                      127,750
                                                  -----------
  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           BUSINESS SERVICES (4.7%)
$ 50,000   Buhrmann US Inc (144A)
            12.250% 11/01/09....................  $    52,250
  50,000   Coinmatch Corp.
            11.750% 11/15/05....................       48,250
  50,000   Crown Castle Intl. Corp.
            10.750% 08/01/11....................       51,000
 100,000   *Crown Castle Intl. Corp. due
            05/15/11
            0% till 05/15/04 then 10.375%.......       61,500
 100,000   *Crown Castle Intl. Corp. due
            08/01/11
            0% till 08/01/04 then 11.250%.......       62,500
 150,000   Fisher Scientific Intl.
            9.000% 02/01/08.....................      139,875
  50,000   Orius Capital Corp. (144A)
            12.750% 02/01/10....................       51,750
 100,000   Sitel Corp. NT
            9.250% 03/15/06.....................       91,500
  50,000   *Spectrasite Holdings Inc. due
            03/15/10
            0% 03/15/05 then 12.875%............       27,750
  50,000   URS Corp. (144A)
            12.250% 05/01/09....................       50,750
 100,000   US Office Products Co.
            9.750% 06/15/08.....................       22,500
                                                  -----------
                                                      659,625
                                                  -----------
           CABLE TV (10.7%)
 200,000   CSC Holdings Inc.
            9.250% 11/01/05.....................      201,000
 325,000   *Charter Communications H due
            04/01/11
            0% till 04/01/04 then 9.920%........      186,063
 125,000   Diamond Cable Comm. PLC due 02/15/07
            0% till 02/15/02 then 10.750%.......       95,938
 150,000   Echostar DBS Corp.
            9.375% 02/01/09.....................      146,250
  50,000   *Golden Sky DBS due 3/01/07
            0% till 03/01/04 then 13.500%.......       34,000
 325,000   *NTL Inc. due 04/01/08
            0% till 04/01/03 then 9.750%........      204,750
  75,000   *NTL Inc. due 10/01/08
            0% till 10/01/03 then 12.375%.......       48,750
 100,000   Pegasus Communication Series B
            9.625% 10/15/05.....................       97,000
  50,000   *RCN Corp. due 10/15/07
            0% till 10/15/02 then 11.125%.......       30,750
  50,000   *RCN Corp. Ser. B due 10/15/07
            0% till 10/15/02 then 9.800%........       27,250
 175,000   *Telewest Communication PLC due
            10/01/07
            0% till 10/01/00 then 11.000%.......      168,219
 175,000   *United Intl. Holdings Series B due
            02/15/08
            0% till 02/15/03 then 10.750%.......      121,625

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           CABLE TV (CONTINUED)
$200,000   *United Pan-Europe Communications due
            08/01/09 0% till 08/01/04 then
            12.500%.............................  $    99,000
  50,000   *United Pan-Europe Communications due
            11/01/09 0% till 11/01/04 then
            13.375% (144A)......................       24,750
                                                  -----------
                                                    1,485,345
                                                  -----------
           CHEMICALS (3.7%)
  50,000   Georgia Gulf Corp. (144A)
            10.375% 11/01/07....................       52,000
  50,000   Huntsman Corp. (144A)
            9.500% 07/01/07.....................       45,250
  50,000   Huntsman ICI Chemicals (144A)
            10.125% 07/01/09....................       50,500
 150,000   Lyondell Chemical Co.
            10.875% 05/01/09....................      149,250
 200,000   Polymer Group Inc.
            8.750% 03/01/08.....................      169,000
  50,000   Texas Petrochemicals Corp.
            11.125% 07/01/06....................       42,750
                                                  -----------
                                                      508,750
                                                  -----------
           CONGLOMERATES (0.5%)
  75,000   Eagle Picher Industries
            9.375% 03/01/08.....................       63,750
                                                  -----------
           CONSUMER PRODUCTS (6.6%)
  75,000   Albecca Inc.
            10.750% 08/15/08....................       63,375
 100,000   Amscan Holdings Inc.
            9.875% 12/15/07.....................       82,500
 100,000   Chattem Inc. Series B
            8.875% 04/01/08.....................       80,500
  75,000   Jostens Inc. (144A)
            12.750% 05/01/10....................       74,625
 100,000   NBTY Inc.
            8.625% 09/15/07.....................       87,500
 100,000   Playtex Family Products Corp.
            9.000% 12/15/03.....................       97,500
 150,000   Revlon Consumer Products Corp.
            8.625% 02/01/08.....................       76,500
  50,000   Royster-Clark
            10.250% 04/01/09....................       40,750
  50,000   Scotts Co. (144A)
            8.625% 01/15/09.....................       47,750
 125,000   *Sealy Mattress Co. Series B due
            12/05/07
            0% till 12/15/02 then 10.875%.......       90,625
  50,000   Sleepmaster L.L.C.(144A)
            11.000% 05/15/09....................       47,250
  50,000   True Temper Sports Inc. Ser. B
            10.875% 12/01/08....................       49,250

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           CONSUMER PRODUCTS (CONTINUED)
$ 50,000   United Industries Corp.
            9.875% 04/01/09.....................  $    30,250
  50,000   Volume Services America
            11.250% 03/01/09....................       46,000
                                                  -----------
                                                      914,375
                                                  -----------
           CONTAINERS (2.7%)
  75,000   Huntsman Packaging Corp. (144A)
            13.000% 06/01/10....................       77,250
 150,000   Owens-Illinois Inc.
            7.150% 05/15/05.....................      137,372
  50,000   Russell Stanley Holdings
            10.875% 02/15/09....................       34,250
  75,000   Stone Container
            11.500% 10/01/04....................       78,000
  50,000   Tenki-Plex Inc.
            12.750% 06/15/10....................       50,125
                                                  -----------
                                                      376,997
                                                  -----------
           ECOLOGICAL SERVICES & EQUIPMENT
            (2.2%)
 200,000   Allied Waste N.A.
            7.625% 01/01/06.....................      175,000
 150,000   Allied Waste N.A. (144A)
            10.000% 08/01/09....................      126,000
                                                  -----------
                                                      301,000
                                                  -----------
           ELECTRICAL EQUIPMENT (2.7%)
  60,000   Amphenol Corp.
            9.875% 05/15/07.....................       60,900
  50,000   Fairchild Semiconductor
            10.375% 10/01/07....................       50,750
  50,000   Flextronics Intl. Ltd. (144A)
            9.875% 07/01/10.....................       50,875
  32,000   SCG Holding Corp. (144A)
            12.000% 08/01/09....................       34,400
 100,000   Telecommunications Techniques
            9.750% 05/15/08.....................       92,500
 100,000   Wesco Distribution Inc.
            9.125% 06/01/08.....................       92,000
                                                  -----------
                                                      381,425
                                                  -----------
           ENTERTAINMENT & LEISURE (1.9%)
 100,000   *Amf Bowling Worldwide Inc. due
            03/15/06
            0% till 03/15/01 then 12.250%.......       20,500
 325,000   *Premier Parks Inc. due 04/01/08
            0% till 04/01/03 then 10.000%.......      223,438
 100,000   Regal Cinemas Inc.
            9.500% 06/01/08.....................       24,500
                                                  -----------
                                                      268,438
                                                  -----------
           FINANCIAL SERVICES (1.1%)
  50,000   RBF Finance Co.
            11.375% 03/15/09....................       54,250
 100,000   Trizee Finance
            10.875% 10/15/05....................      101,000
                                                  -----------
                                                      155,250
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           FOOD & RELATED (3.5%)
$100,000   Agrilink Foods Inc.
            11.875% 11/01/08....................  $    80,500
 100,000   Aurora Foods Inc.
            9.875% 02/15/07.....................       59,500
  50,000   Carrols Corp. Co.
            9.500% 12/01/08.....................       41,750
  50,000   *Del Monte Foods Co. Ser. B due
            12/15/07
            0% till 12/15/02 then 12.500%.......       38,125
  50,000   Dominos Inc.
            10.375% 01/15/09....................       46,625
 100,000   Eagle Family Foods
            8.750% 01/15/08.....................       59,500
 100,000   International Home Foods
            10.375% 11/01/06....................      107,500
  50,000   Triarc Consumer Products
            10.250% 01/15/09 (144A).............       48,500
                                                  -----------
                                                      482,000
                                                  -----------
           HOTELS & LODGING (1.5%)
 100,000   Florida Panthers RST
            9.875% 04/15/09.....................       94,250
 125,000   HMH Properties Inc. Series B
            7.875% 08/01/08.....................      112,969
                                                  -----------
                                                      207,219
                                                  -----------
           INDUSTRIAL (0.3%)
  50,000   Unifax Investment Corp.
            10.500% 11/01/03....................       46,750
                                                  -----------
           INTERNET SOFTWARE (2.3%)
  50,000   Exodus Communications (144A)
            11.625% 07/15/10....................       50,500
  50,000   Northerpoint Communications
            12.875% 02/15/10....................       36,250
 100,000   Psinet Inc.
            10.000% 02/15/05....................       93,000
  50,000   Psinet Inc.
            11.000% 08/01/09....................       47,000
  50,000   Rhythms Net Connections (144A)
            14.000% 02/15/10....................       36,250
  50,000   Verio Inc. (144A)
            10.625% 11/15/09....................       55,250
                                                  -----------
                                                      318,250
                                                  -----------
           MACHINERY (0.3%)
  50,000   WEC Co.
            12.00% 07/15/09.....................       42,250
                                                  -----------
           MANUFACTURING (0.7%)
  50,000   Blout Inc. (144A)
            13.000% 08/01/09....................       51,250
  50,000   Cabot Safety Corp.
            12.500% 07/15/05....................       50,250
                                                  -----------
                                                      101,500
                                                  -----------

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           MEDICAL & RELATED (5.3%)
$125,000   Columbia HCA Healthcare
            6.910% 06/15/05.....................  $   114,318
 100,000   Conmed Corp.
            9.000% 03/15/08.....................       92,000
  50,000   Dade Intl. Inc. Series B
            11.125% 05/01/06....................       28,250
  50,000   *Genesis Health Ventures
            9.250% 10/01/06.....................        4,750
  50,000   Hanger Orthopedic Group
            11.250% 06/15/09....................       43,750
 100,000   Hudson Respiratory Care Inc.
            9.125% 04/15/08.....................       70,500
 100,000   Kinetic Concepts Corp.
            9.625% 11/01/07.....................       74,500
  75,000   Tenet Health Corp.
            9.250% 09/01/10.....................       75,938
 250,000   Tenet Health Corp.
            8.125% 12/01/08.....................      231,250
                                                  -----------
                                                      735,256
                                                  -----------
           METAL & MINING (0.7%)
   7,500   *AEI Resources Inc. (144A)
            11.500% 12/15/06....................        7,875
 100,000   Neenah Corp. 11.125% 05/01/07........       77,000
  50,000   *Republic Technologies (144A)13.750%
            07/15/09............................        6,500
                                                  -----------
                                                       91,375
                                                  -----------
           PRINTING & PUBLISHING (0.3%)
  50,000   Garden State Newspapers Inc.
            8.750% 10/01/09.....................       45,750
                                                  -----------
           OIL, ENERGY & NATURAL GAS (2.0%)
  50,000   Forest Oil Corp.
            10.500% 01/15/06....................       51,125
 100,000   Pride Petroleum Services
            9.375% 05/01/07.....................      100,500
  50,000   R&B Falcon Corp.
            12.250% 03/15/06....................       55,250
  75,000   Triton Energy Ltd.
            8.750% 04/15/02.....................       74,625
                                                  -----------
                                                      281,500
                                                  -----------
           RENTAL AUTO/EQUIPMENT (1.2%)
  50,000   Nationsrent Inc.
            10.375% 12/15/08....................       32,250
  50,000   United Rentals Inc.
            9.250% 01/15/09.....................       45,250
 100,000   United Rentals Inc.
            9.000% 04/01/09.....................       89,000
                                                  -----------
                                                      166,500
                                                  -----------
           RETAIL (0.3%)
  50,000   Community Distributions Inc.
            10.250% 10/15/04....................       39,750
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           TELECOMMUNICATIONS & CELLULAR (22.2%)
$ 50,000   Arch Communications Group
            12.750% 07/01/07....................  $    40,250
 150,000   *Call-Net Enterprises Inc. due
            08/15/07
            0% till 8/15/02 then 9.270%.........       71,805
 100,000   *Call-Net Enterprises Inc. due
            05/15/09
            0% till 05/15/04 then 10.800%.......       38,500
  50,000   Centennial Cellular Corp.
            10.750% 12/15/08....................       50,250
 275,000   Global Crossing (144A)
            9.500% 11/15/09.....................      265,375
 100,000   Hermes Europe Railtel B.V.
            11.500% 08/15/07....................       88,000
 250,000   Intermedia Communications
            8.600% 06/01/08.....................      229,375
 100,000   *Level 3 Communication Inc. due
            12/01/08
            0% till 12/01/03 then 10.500%.......       60,000
 225,000   Level 3 Communication Inc.
            9.125% 05/01/08.....................      203,062
 225,000   *McLeod USA Inc. due 03/01/07 0% till
            03/01/02 then 10.500%...............      186,750
  50,000   Metromedia Fiber Network
            10.000% 12/15/09....................       49,250
 100,000   Millicom International due 06/01/06
            0% till 06/01/01 then 13.500%.......       85,500
 225,000   *Nextel Communications due 02/15/08
            0% till 02/15/03 then 9.950%........      165,937
 225,000   Nextel Communications (144A)
            9.375% 11/15/09.....................      217,125
 225,000   *Nextlink Communications due 04/15/08
            0% 04/15/03 then 9.450%.............      141,750
 100,000   Nexlink Communications
            10.750% 06/01/09....................      148,875
 125,000   *Qwest Communications Intl. due
            10/15/07
            0% 10/15/02 then 9.470%.............      101,875
 100,000   Rogers Cantel
            8.800% 10/01/07.....................      100,000
 150,000   *Telesystem Intl. Wireless Ser. B
            due 06/30/07 0% till 06/30/02
            then 13.250%........................      105,750
  75,000   Teligent Inc.
            11.500% 12/01/07....................       59,625
  50,000   Teligent Inc.
            11.500% 03/01/08....................       24,250
 100,000   Tritel PCS Inc. due 05/15/09
            0% till 05/15/04 then 12.750%.......       66,500
 100,000   *Triton PCS Inc. due 05/01/08
            0% till 05/01/03 then 11.000%.......       73,500

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           TELECOMMUNICATIONS & CELLULAR
            (CONTINUED)
$ 50,000   US Exchange L.L.C.
            15.000% 07/01/08....................  $    54,625
 225,000   *Viatel Inc. due 04/15/08 0% till
            04/15/03 then 12.500%...............      104,625
  50,000   VoiceStream Wireless
            10.375% 11/15/09....................       52,250
 125,000   *VoiceStream Wireless Holdings due
            11/15/09 0% till 11/15/04 then
            11.875% (144A)......................       84,375
 100,000   Williams Communications
            10.875% 10/01/09....................       98,000
 149,000   *Winstar Communications I due
            04/15/10
            0% till 04/15/05 then 14.750%.......       71,520
  50,000   Winstar Communications I
            12.750% 04/15/10 (144A).............       48,500
                                                  -----------
                                                    3,087,199
                                                  -----------
           TEXTILES & RELATED (0.7%)
 100,000   GFSI Inc. Series B
            9.625% 03/01/07.....................       72,500
  75,000   *Glenoit Corp. 11.000% 04/15/07......       10,875
  50,000   Pillowtex Corp. 10.000% 11/15/06.....       18,250
                                                  -----------
                                                      101,625
                                                  -----------
           TRANSPORTATION & EQUIPMENT (1.6%)
  50,000   Allied Holdings Inc.
            8.625% 10/01/07.....................       44,500
  50,000   *Gearbulk Holding Ltd.
            11.250% 12/01/04....................       50,625
  50,000   Railworks Corp.
            11.500% 04/15/09....................       48,250
 125,000   Stena Line AB
            10.625% 06/01/08....................       73,750
                                                  -----------
                                                      217,125
                                                  -----------
           UTILITIES (1.6%)
  75,000   Caithness Coso Fund Corp.
            9.050% 12/15/09.....................       73,500
 100,000   El Paso Electric Co.
            9.400% 05/01/11.....................      105,451
  50,000   *Niagara Mohawk Power Series H due
            07/01/10 0% till 07/01/03 then
            8.500%..............................       38,244
                                                  -----------
                                                      217,195
                                                  -----------
           TOTAL LONG-TERM BONDS & NOTES (93.5%)
            (COST $14,199,112)..................  $13,010,263
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                    MARKET
 SHARES               PREFERRED STOCK                VALUE
-------------------------------------------------------------
           MEDIA & PUBLISHING (0.8%)
   1,300   Primedia Inc. Series H
            8.625% 04/01/10.....................  $   111,150
                                                  -----------
           OIL, ENERGY & NATURAL GAS (0.5%)
      54   R&B Falcon Corp. 13.875%.............       62,547
                                                  -----------
           TELECOMMUNICATIONS (0.2%)
      50   *Benedek Communications
            11.500% 05/18/08....................       32,750
                                                  -----------
           TOTAL PREFERRED STOCKS (1.5%)
            (COST $227,946).....................  $   206,447
                                                  -----------
                                                    MARKET
 SHARES                  WARRANTS                    VALUE
-------------------------------------------------------------
      50   Metricom Inc.........................  $     1,012
      50   Republic Technology..................            1
                                                  -----------
           TOTAL WARRANTS (0.0%)................  $     1,013
                                                  -----------

  FACE                                              MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (4.0%)
$561,000   Firstar Bank 4.25% due 07/03/00
            repurchase price $561,196
            collateralized by GNMA certificates,
            pool # 280329 due 10/01/28 (cost
            $561,000)...........................  $   561,000
                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (4.0%)
            (COST $561,000).....................  $   561,000
                                                  -----------
           TOTAL HOLDINGS (99.0%)
            (COST $14,988,057)(a)...............  $13,778,723
                                                  -----------
           CASH & RECEIVABLES, NET OF
            LIABILITIES (1.0%)..................      132,035
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $13,910,758
                                                  ===========

---------------
    *  Non-income producing securities.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $1,695,775 or 12.2% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

  (a) Represents cost for federal income tax and financial reporting purposes. See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2000 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1)(cost $14,988,057)..............  $13,778,723
  Cash in bank..............................          198
  Receivable for fund shares sold...........       26,903
  Dividends and accrued interest
    receivable..............................      501,395
                                              -----------
    Total assets............................   14,307,219
                                              -----------
Liabilities:
  Payable for securities sold...............      152,802
  Payable for investment management services
    (note 3)................................        8,371
  Other accrued expenses....................       20,288
  Dividends payable.........................      215,000
                                              -----------
    Total liabilities.......................      396,461
                                              -----------
Net assets at market value..................  $13,910,758
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,556,356
  Paid-in capital in excess of par value....   13,718,054
  Accumulated net realized loss on
    investments (note 1)....................     (393,385)
  Net unrealized depreciation on investments
    (note 1)................................   (1,209,334)
  Undistributed net investment income.......      239,067
                                              -----------
Net assets at market value..................  $13,910,758
                                              ===========
Shares outstanding (note 4).................    1,566,356
Net asset value per share...................  $      8.88
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2000 (Unaudited)

Investment income:
  Interest....................................  $ 519,833
  Dividends...................................      5,606
                                                ---------
    Total investment income...................    525,439
                                                ---------
Expenses:
  Management fees (note 3)....................     48,417
  Custodian fees (note 3).....................      2,318
  Directors' fees (note 3)....................        158
  Professional fees...........................      3,869
  Accounting and transfer agent fees..........     12,531
  Other.......................................      1,003
                                                ---------
    Total expenses............................     68,296
                                                ---------
    Net investment income.....................  $ 457,143
                                                ---------
Realized and unrealized loss on investments:
  Net realized loss from investments..........  $(196,582)
  Net increase in unrealized depreciation on
    investments...............................   (493,254)
                                                ---------
    Net loss on investments...................   (689,836)
                                                ---------
    Net decrease in net assets from
      operations..............................  $(232,693)
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2000      YEAR ENDED      MAY 1, 1998 TO
                                                                (UNAUDITED)          1999        DECEMBER 31, 1998
                                                              ----------------    -----------    -----------------
From operations:
  Net investment income.....................................    $   457,143       $   712,592       $   385,649
  Realized loss on investments..............................       (196,582)         (196,803)           18,061
  Unrealized depreciation on investments....................       (493,254)         (299,814)         (416,266)
                                                                -----------       -----------       -----------
      Net increase (decrease) in net assets from
         operations.........................................       (232,693)          215,975           (12,556)
                                                                -----------       -----------       -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................       (231,310)         (698,972)         (386,035)
                                                                -----------       -----------       -----------
From capital share transactions (note 4):
  Received from shares sold.................................      1,938,772         2,977,591        10,451,643
  Received from dividends reinvested........................        231,310           698,972           404,096
  Paid for shares redeemed..................................       (405,812)       (1,013,822)           (8,340)
                                                                -----------       -----------       -----------
      Increase in net assets derived from capital share
         transactions.......................................      1,764,270         2,662,741        10,847,399
                                                                -----------       -----------       -----------
         Increase in net assets.............................      1,300,267         2,179,744        10,430,747
Net Assets:
  Beginning of period.......................................     12,610,491        10,430,747                 0
                                                                -----------       -----------       -----------
  End of period (a).........................................    $13,910,758       $12,610,491       $10,430,747
                                                                ===========       ===========       ===========
(a) Includes undistributed net investment income of.........    $   239,067       $    13,620       $         0
                                                                ===========       ===========       ===========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2000      YEAR ENDED     MAY 1, 1998 TO
                                                                (UNAUDITED)          1999       DECEMBER 31, 1998
                                                              ----------------    ----------    -----------------
Per share data:
Net asset value, beginning of period........................       $ 9.22           $ 9.59           $10.00
Income (loss) from investment operations:
  Net investment income.....................................         0.31             0.57             0.38
  Net realized and unrealized loss on investments...........        (0.49)           (0.38)           (0.40)
                                                                   ------           ------           ------
    Total Income (loss) from investment operations..........        (0.18)            0.19            (0.02)
                                                                   ------           ------           ------
Less distributions:
  Dividends from net investment income......................        (0.16)           (0.56)           (0.37)
  Distributions from net realized capital gains.............         0.00             0.00            (0.02)
                                                                   ------           ------           ------
    Total distributions.....................................        (0.16)           (0.56)           (0.39)
                                                                   ------           ------           ------
Net asset value, end of period..............................       $ 8.88           $ 9.22           $ 9.59
                                                                   ======           ======           ======
Total return................................................        (1.90)%(b)        1.95%            0.20%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................         1.05%(a)         1.13%            1.20%(a)
  Ratio of net investment income to average net assets......         7.04%(a)         6.19%            5.79%(a)
Portfolio turnover rate.....................................            8%              31%              11%
Net assets at end of period (millions)......................       $ 13.9           $ 12.6           $ 10.4

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (a)

 OBJECTIVE

The Capital Growth Portfolio seeks capital appreciation by investing primarily in common stocks of emerging growth companies.

 PERFORMANCE AS OF JUNE 30, 2000

TOTAL RETURN:
One-Year                                    86.49%
Since inception (5/1/98)                    77.71%

A substantial portion of the Capital Growth portfolio's investments have been in initial public offerings or recent issues of technology companies that were purchased during a period favorable for those stocks. There can be no assurance that such investments will continue to be as available or that they will continue to have so positive an effect on the portfolio's future performance. Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

We weathered a very tough second quarter and have ended the first half of 2000 in solid shape. Bolstered by strong first quarter performance, the ON Series Capital Growth portfolio was up 9.85% at mid-year against a slight increase of 1.23% in the Russell 2000 Growth. This performance helped us maintain our longer-term performance advantage over the benchmark. For the last twelve months ending June 30, 2000 the portfolio is up 86.49% against a rise of 28.39% in the benchmark.

Sparked by a break in biotech stocks in early March, smaller fast growing stocks declined precipitously in March and entered into a period of volatility in April and May in which the general trend was downward. Measuring the daily close of the Russell 2000 Growth we calculate the index declined 35.01% from a peak on March 10, 2000 to a low on May 25, 2000. In that same time period the Emerging Growth composite declined 49.66%. This correction ranks as one of the sharpest in small cap history.

While we endured a fast, sharp decline in March, the first two months of the second quarter brought a slower, longer kind of pain. Fortunately, sensing at least some of the selling was overdone, investors returned to our market segment in June and the Russell 2000 Growth finished June with a one month advance of 12.92%. The portfolio posted a strong 32.31% return for June.

Historically we have focused on "upgrading" the portfolio with the highest quality, fastest growing, small growth stocks coming out of a correction. When stocks get beaten up significantly, we see little incremental risk in owning quality stocks that may be more expensive than the rest of the universe. We have found that investors often look to these names when they return to the market.

Thus in April and May we bolstered positions in stocks from the hardware, networking, and software sectors. We continue to be overweighted in the software space and used the market weakness early in the quarter to expand a number of positions. We expanded our position in SonicWall, a provider of Internet security products. SonicWall has seen a significant increase in demand for its security product serving the broadband market. This demand has driven triple digit revenue and earnings growth over the last several quarters. The company is at the confluence of two key investment premises: the expanding need for Internet security, and the rapid growth of broadband access.

Despite the rally in many small cap stocks, we endured our share of disappointments in the quarter as well. Exchange Applications, a small company that provides customer management software for e-commerce and e-marketing initiatives, has been a strong contributor to performance over the last several quarters. This software area presents a huge growth opportunity and Exchange Applications has been an attractive way to invest. The company has a smaller market capitalization and more attractive valuation than competitors Epiphany and Broadbase Software. However, the stock corrected in the March decline, and fell again in April and May. While Exchange Applications reported strong numbers in the first quarter, the market perceived that too large a percentage of Exchange Applications revenue came from one relationship. Additionally, a holder of the company's stock was forced to sell a large slug of Exchange Applications stock into an already weak market. We believe Exchange Applications is remedying the customer concentration issue. They have launched a new product set that has proven very popular and has them on track for a strong third quarter. Thus we purchased more stock on weakness early in the second quarter, and longer term think the company will continue to succeed.

---------------

(a) Prior to 8/1/99 the portfolio was known as the Small Cap Growth Portfolio.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (a) (CONTINUED)

The Exchange Applications example helps to confirm why we believe running a diversified portfolio is the most prudent way to participate in the small growth area. The stock was a significant position, and detracted from performance in the quarter, but in our broadly diversified portfolio, it did not drag down our results too significantly.

Despite the volatility of the market, and the strong correction many Internet related stocks have endured, we are optimistic about business opportunities in many segments of the market. We see great opportunities in wireless, broadband access, the continued build-out of the Internet, and Internet content delivery. The decline of the on-line retailers should not surprise investors, and we don't sense that the decline will have a long term impact on other fast growth sectors. While we are optimistic at the company level, we do expect that we will endure more volatility throughout the remainder of the year.

We appreciate your confidence in our effort and are very pleased to have you as a client.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                  CAPITAL GROWTH PORTFOLIO              RUSSELL 2000 INDEX
                                                                  ------------------------              ------------------
6/98                                                                         9706                               9450
12/98                                                                     10339.8                             8776.2
6/99                                                                      18424.5                             9590.7
12/99                                                                     31281.1                            10641.8
6/00                                                                      34359.2                            10964.2

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.
 TOP 10 HOLDINGS AS OF JUNE 30, 2000

                                      % of Net Assets
 1.  Informatica Corp                       2.00
 2.  Cobalt Networks Inc.                   1.72
 3.  Be Free Inc                            1.72
 4.  Alteon Websystems                      1.71
 5.  Digital Island Inc.                    1.62
 6.  Verisign Inc                           1.53
 7.  Protein Design Labs                    1.47
 8.  Art Technology Group                   1.45
 9.  Iss Group Inc                          1.41
10.  Entrust Technologies                   1.38

 TOP 5 INDUSTRIES AS OF JUNE 30, 2000

                                      % of Net Assets
 1.  Internet Software                     18.01
 2.  Computer Peripheral Equipment         11.11
 3.  Computer & Related                     4.99
 4.  Electronic Components/
     Semiconductors                         4.66
 5.  Internet Content                       4.09

---------------

(a) Prior to 8/1/99 the portfolio was known as the Small Cap Growth Portfolio.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                 MARKET
 SHARES            U.S. COMMON STOCK              VALUE
----------------------------------------------------------
           ADVERTISING (0.5%)
    3,600  *Lamar Advertising Co. ...........  $   155,925
    1,300  *TMP Worldwide Inc. ..............       95,956
                                               -----------
                                                   251,881
                                               -----------
           APPLICATION SOFTWARE (1.3%)
    2,900  *Ondisplay Inc. ..................      236,169
    3,800  *Peregrine Systems Inc. ..........      131,813
    4,200  *Quest Software Inc. .............      232,575
                                               -----------
                                                   600,557
                                               -----------
           BROADCAST RADIO & TV (2.3%)
    3,750  *Citadel Communications Corp. ....      131,016
    9,400  *Cox Radio Inc. CL A..............      263,200
    6,100  *Echostar Communications..........      201,967
    4,800  *Entercom Communications Inc. ....      234,000
    4,400  *Hispanic Broadcasting Corp. .....      145,750
    5,900  *Spanish Broadcasting System
            Inc. ............................      121,319
                                               -----------
                                                 1,097,252
                                               -----------
           BUSINESS SERVICES (4.2%)
    5,656  *Axciom Corp. ....................      154,126
    8,650  *Caminus Corp. ...................      211,925
    3,350  *Forrester Research Inc. .........      243,922
   10,900  *Informix Corp. ..................       81,069
    6,300  *On Assignment Inc. ..............      192,150
    3,700  *Mercator Software Inc. ..........      254,375
   14,850  *Professional Detailing...........      505,828
    2,200  *Turnstone Systems Inc. ..........      364,478
                                               -----------
                                                 2,007,873
                                               -----------
           CHEMICALS (0.4%)
    7,300  *Surmodics Inc. ..................      189,800
                                               -----------
           COMPUTER DATA SECURITY (3.3%)
    7,900  *Entrust Technologies Inc. .......      653,725
    6,750  *ISS Group Inc. ..................      666,457
    3,000  *Sonicwall Inc. ..................      264,187
                                               -----------
                                                 1,584,369
                                               -----------
           COMPUTER & RELATED (2.3%)
    6,100  *Active Software Inc. ............      473,894
      100  *Handspring Inc. .................        2,700
    3,600  *Immersion Corp. .................      108,000
    4,600  *Nvidia Corp. ....................      292,388
    4,850  *Primus Knowledge Solutions.......      218,250
                                               -----------
                                                 1,095,232
                                               -----------
           COMPUTER SERVICES (2.1%)
    2,200  *Bisys Group Inc. ................      135,300
    5,000  *Sykes Enterprises Inc. ..........       64,375
    4,085  *Verisign Inc. ...................      721,003
      600  *Webmethods Inc. .................       94,312
                                               -----------
                                                 1,014,990
                                               -----------

                                                 MARKET
 SHARES            U.S. COMMON STOCK              VALUE
----------------------------------------------------------
           COMPUTER SOFTWARE (11.2%)
    8,400  *Bea Systems Inc. ................  $   415,275
    2,400  *Business Objects SA..............      211,500
   10,500  *Cysive Inc. .....................      250,680
    4,100  *Digex Inc. ......................      278,544
    8,100  *Digimarc Corp. ..................      311,850
   22,800  *Exchange Applications Inc. ......      607,050
   11,200  *Firepond Inc. ...................      403,200
   11,500  *Informatica Corp. ...............      942,281
    3,700  *Interactive Intelligence.........      138,750
    4,554  *Kana Communications Inc. ........      281,779
    8,500  *Netiq Corp. .....................      506,813
    3,900  *Portal Software..................      249,113
    4,650  *Tibico Software Inc. ............      498,640
       50  *Virage Inc. .....................          903
    4,200  *Vitria Technology Inc. ..........      256,725
                                               -----------
                                                 5,353,103
                                               -----------
           COMMERCIAL SERVICES (1.0%)
    8,100  *Memberworks Inc. ................      272,363
    9,450  *Student Advantage Inc. ..........       69,103
    4,800  *TeleTech Holdings Inc. ..........      149,100
                                               -----------
                                                   490,566
                                               -----------
           DRUGS (0.5%)
      700  *Charles River Laboratories
            Intl.............................       15,531
    4,100  *Cubist Pharmaceuticals Inc. .....      201,925
                                               -----------
                                                   217,456
                                               -----------
           ELECTRONIC COMPONENTS/
            SEMICONDUCTORS (8.5%)
      700  *Alpha Industries Inc. ...........       30,844
    3,500  *Applied Micro Circuits...........      345,625
    2,100  *Cree Research Inc. ..............      280,350
      750  *Exar Corp. ......................       65,391
    5,050  *Globespan Inc. ..................      616,495
    5,700  *Integrated Device Tech Inc. .....      341,288
   11,050  *Interlink Electronics Inc. ......      462,719
    8,500  *LTX Corp. .......................      296,969
      400  *Manufacturers Services Ltd.......        8,225
   11,544  *Microsemi Corp. .................      391,775
    3,600  *Mobility Electronics Inc. .......       46,800
      750  *Molecular Devices Corp. .........       51,891
    3,800  *Photon Dynamics Inc. ............      283,813
   11,300  *PLX Technology Inc. .............      468,950
    8,200  *Power Integrations Inc. .........      193,213
    5,400  *Superconductor Tech Inc. ........      212,288
                                               -----------
                                                 4,096,636
                                               -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                 MARKET
 SHARES            U.S. COMMON STOCK              VALUE
----------------------------------------------------------
           FIBER OPTICS (1.9%)
    1,900  *Avanex Corp. ....................  $   181,450
    2,800  *Cinena Corp. ....................      466,725
      900  *Exfo Electro-Optical
            Engineering......................       39,487
    5,700  *Metromedia Fiber Network.........      226,219
                                               -----------
                                                   913,881
                                               -----------
           FINANCIAL SERVICES (1.2%)
    6,600  *Financial Federal Corp. .........      114,675
    3,600  *Knight Trading Group Inc. .......      107,325
    7,250  *Nextcard Inc. ...................       61,625
    8,500  Waddell & Reed Financial Inc. ....      278,906
                                               -----------
                                                   562,531
                                               -----------
           INTERNET CONTENT (4.0%)
    8,700  *24/7 Media Inc. .................      135,938
    2,150  *CoolSavings.com..................       13,034
    4,100  *Critical Path Inc. ..............      239,081
   15,250  *HomeStore.com Inc. ..............      445,109
   10,800  *Lifeminders Inc. ................      319,275
   12,000  *Mypoints.com Inc. ...............      227,437
    9,800  *Netcreations Inc. ...............      448,963
    6,500  *Sportsline USA Inc. .............      110,906
                                               -----------
                                                 1,939,743
                                               -----------
           INTERNET SOFTWARE (18.7%)
    8,050  *Alteon Websystems Inc. ..........      805,503
    6,800  *Art Technology Group Inc. .......      686,375
   90,300  *Be Free Inc. ....................      812,700
   15,750  *Digital Island Inc. .............      765,844
    7,850  *DSL.net Inc. ....................       80,953
   10,100  *Espeed Inc. CL A.................      438,719
    1,700  *Internap Network Services........       70,577
    4,050  *ITXC Corp. ......................      143,395
    3,350  *Keynote Systems Inc. ............      236,384
    7,900  *Navisite Inc. ...................      330,319
   29,500  *Netcentives Inc. ................      549,438
   11,300  *Netopia Inc. ....................      454,825
   10,300  *Proxicom Inc. ...................      493,113
   11,900  *Psinet Inc. .....................      298,987
    8,700  *Realnetworks Inc. ...............      439,894
    5,500  *Register.com Inc. ...............      168,094
   14,200  *Retek Inc. ......................      454,400
    4,800  *Scient Corp. ....................      211,800
    3,900  *Software.com Inc. ...............      506,513
    4,200  *Verio Inc. ......................      233,034
   13,600  *Viant Corp. .....................      402,900
    3,100  *Vignette Corp. ..................      161,248
    4,450  *Watchguard Technologies Inc. ....      244,472
                                               -----------
                                                 8,989,487
                                               -----------
           MEDIA & PUBLISHING (0.9%)
    4,400  *Macromedia Inc. .................      425,425
                                               -----------

                                                 MARKET
 SHARES            U.S. COMMON STOCK              VALUE
----------------------------------------------------------
           MEDICAL & RELATED (4.5%)
    1,700  *Community Health Care............  $    27,519
   10,200  *Cytyc Corp. .....................      544,425
        1  Medtronic Inc. ...................           21
    4,200  *Protein Design Labs Inc. ........      692,803
    2,600  *Province Healthcare Co. .........       93,925
   10,500  *Resmed Inc. .....................      280,875
   11,200  *Sunrise Assisted Living Inc. ....      207,200
    1,500  *Techne Corp. ....................      195,000
    6,900  *Thoratec Labs Corp. .............      111,694
                                               -----------
                                                 2,153,462
                                               -----------
           MOTION PICTURES & SERVICES (0.5%)
    3,800  *Macrovision Corp. ...............      242,903
                                               -----------
           NETWORKING PRODUCTS (3.5%)
   14,050  *Cobalt Networks Inc. ............      813,144
    2,500  *Extreme Networks Inc. ...........      263,750
    3,600  *Foundry Networks Inc. ...........      397,800
    6,100  *Paradyne Networks Inc. ..........      198,631
                                               -----------
                                                 1,673,325
                                               -----------
           RESEARCH & DEVELOPMENT (1.2%)
    2,600  *Albany Molecular Research
            Inc. ............................      141,538
    6,300  *Aurora Bioscience Corp. .........      429,581
                                               -----------
                                                   571,119
                                               -----------
           RETAIL (0.9%)
    6,800  *Bed Bath & Beyond Inc. ..........      246,500
    5,000  *Factory 2-U Stores Inc. .........      189,062
                                               -----------
                                                   435,562
                                               -----------
           TELECOMMUNICATIONS EQUIPMENT
            (2.6%)
    1,350  *Anaren Microwave Inc. ...........      177,166
    2,700  *Ditech Communication Corp. ......      255,319
    7,100  *Efficient Networks...............      522,294
    1,300  *Next Level Communication Inc. ...      111,475
    4,000  *Primus Telecommunications........       99,500
      150  *Stratos Lightwave Inc. ..........        4,181
    2,800  *Viatel Inc. .....................       79,975
                                               -----------
                                                 1,249,910
                                               -----------
           TELECOMMUNICATIONS SERVICES (5.2%)
    6,250  *Allegiance Telecom Inc. .........      400,000
    1,400  *Caprock Communication Corp. .....       27,300
    4,500  Copper Mountain Networks Inc. ....      396,563
    4,100  *Crown Castle Intl. Corp. ........      149,650
    8,400  *Electric Lightwave Inc. CL A.....      156,975
   17,600  *Dodson Communications Corp. .....      338,800
   35,900  *Metrocall Inc. ..................      323,100
   12,900  *McLeodUSA Inc. CL A..............      266,869
    9,393  *Nextlink Communications Inc. ....      356,347
    2,800  *West Tele Services Corp. ........       70,875
                                               -----------
                                                 2,486,479
                                               -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                 MARKET
 SHARES            U.S. COMMON STOCK              VALUE
----------------------------------------------------------
           THERAPEUTICS (2.8%)
    3,700  *Abgenix Inc. ....................  $   443,480
    3,050  *Gilead Sciences Inc. ............      216,931
    5,900  *Medarex Inc. ....................      498,550
    2,900  *Pharamacyclics Inc. .............      176,900
    1,600  *Praecis Pharmaceuticals Inc. ....       44,600
                                               -----------
                                                 1,380,461
                                               -----------
           TRANSPORTATION & EQUIPMENT (0.4%)
    4,650  *Forward Air Corp. ...............      186,000
                                               -----------
           WIRELESS EQUIPMENT (3.8%)
   13,200  *American Tower Corp. ............      550,275
   14,150  *Metawave Communications Corp. ...      377,628
    5,000  *Netro Corp. .....................      286,875
    5,150  *Pinacle Holdings.................      278,100
    2,800  *Powerwave Technologies Inc. .....      123,200
    6,400  *Spectrasite Holdings Inc. .......      181,600
    4,600  *Weblink Wireless Inc. ...........       60,950
                                               -----------
                                                 1,858,628
                                               -----------
           TOTAL U.S. COMMON STOCK
           (89.7%) (COST $34,946,115)........  $43,068,631
                                               -----------
                                                 MARKET
 SHARES           FOREIGN COMMON STOCK            VALUE
----------------------------------------------------------
           CANADA (1.2%)
           HOTEL/LODGING (0.8%)
    6,500  Four Seasons Hotels Inc. .........      404,219
           MEDICAL & RELATED (0.4%)
    4,000  *Visible Genetics Inc. ...........      180,500
                                               -----------
           TOTAL CANADA......................      584,719
                                               -----------
           ISRAEL (1.3%)
           COMPUTER DATA SECURITY (0.8%)
    1,800  *Check Point Software Tech Ltd....      381,150
           TELECOMMUNICATIONS EQUIPMENT
            (0.5%)
    2,100  *AudioCodes Ltd...................      252,000
                                               -----------
           TOTAL ISRAEL......................      633,150
                                               -----------

                                                 MARKET
 SHARES           FOREIGN COMMON STOCK            VALUE
----------------------------------------------------------
           BERMUDA (0.0%)
           TELECOMMUNICATIONS EQUIPMENT
            (0.0%)
       50  *Marvell Technology Group Ltd.....  $     2,850
                                               -----------
           TOTAL FOREIGN COMMON STOCK
           (2.5%) (COST $736,693)............  $ 1,220,719
                                               -----------
           TOTAL COMMON STOCK
           (92.2%) (COST $35,682,808)........  $44,289,350
                                               -----------

  FACE                                           MARKET
 AMOUNT          REPURCHASE AGREEMENTS            VALUE
----------------------------------------------------------
           FINANCIAL (6.1%)
$2,907,000 Firstar 4.250% 07/03/00 repurchase
            price $2,908,015 collateralized
            by GNMA certificates pool # 8375
            due 02/20/24 (cost $2,907,000)...  $ 2,907,000
                                               -----------
           TOTAL SHORT-TERM NOTES
            (6.1%) (COST $2,907,000).........  $ 2,907,000
                                               -----------
           TOTAL HOLDINGS (98.3%)
            (COST $38,589,808) (A)...........  $47,196,350
                                               -----------
           CASH & RECEIVABLES, NET OF
            LIABILITIES (1.7%)...............      802,495
                                               -----------
           TOTAL NET ASSETS (100.0%)           $47,998,845
                                               ===========

---------------
  * Non-income producing securities.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis. See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (a)

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2000 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $38,589,808).............  $47,196,350
  Cash in bank..............................          799
  Receivable for fund shares sold...........      398,142
  Receivable for fund shares sold...........      518,553
  Dividends and accrued interest
    receivable..............................          647
  Other.....................................        5,954
                                              -----------
    Total assets............................   48,120,445
                                              -----------
Liabilities:
  Payable for securities purchased..........       84,767
  Payable for investment management services
    (note 3)................................       31,634
  Other accrued expenses....................        5,199
                                              -----------
    Total liabilities.......................      121,600
                                              -----------
Net assets at market value..................  $47,998,845
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,560,718
  Paid-in capital in excess of par value....   36,758,796
  Accumulated net realized gain on
    investments (note 1)....................    1,072,789
  Net unrealized appreciation on investments
    (note 1)................................    8,606,542
                                              -----------
Net assets at market value..................  $47,998,845
                                              ===========
Shares outstanding (note 4).................    1,560,718
Net asset value per share...................  $     30.75
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2000 (Unaudited)

Investment income:
  Interest...................................  $   92,771
  Dividends..................................         269
                                               ----------
    Total investment income..................      93,040
                                               ----------
Expenses:
  Management fees (note 3)...................     156,124
  Custodian fees (note 3)....................       2,386
  Directors' fees (note 3)...................         319
  Professional fees..........................       3,909
  Accounting and transfer agent fees.........       4,352
  Other......................................       2,027
                                               ----------
    Total expenses...........................     169,117
                                               ----------
    Net investment loss......................  $  (76,077)
                                               ----------
Realized and unrealized gain on investments:
  Net realized gain from investments.........  $1,096,671
  Net increase in unrealized appreciation on
    investments..............................   1,178,938
                                               ----------
    Net gain on investments..................   2,275,609
                                               ----------
    Net increase in net assets from
      operations.............................  $2,199,532
                                               ==========

---------------

(a) Prior to 8/1/99 the portfolio was known as the Small Cap Growth Portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (d)

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2000      YEAR ENDED
                                                                (UNAUDITED)          1999
                                                              ----------------    -----------
From operations:
  Net investment loss.......................................    $   (76,077)      $   (46,265)
  Realized gain on investments..............................      1,096,671         2,648,384
  Unrealized appreciation on investments....................      1,178,938         6,870,977
                                                                -----------       -----------
      Net increase in net assets from operations............      2,199,532         9,473,096
                                                                -----------       -----------
Dividends and distributions to shareholders:
  Capital gain distributions................................        (23,882)       (2,233,461)
From capital share transactions (note 4):
  Received from shares sold.................................     35,279,426        18,417,413
  Received from dividends reinvested........................         23,882         2,233,461
  Paid for shares redeemed..................................     (9,751,587)       (9,890,108)
                                                                -----------       -----------
      Increase in net assets derived from capital share
       transactions.........................................     25,551,721        10,760,766
                                                                -----------       -----------
         Increase in net assets.............................     27,727,371        18,000,401
Net Assets:
  Beginning of period.......................................     20,271,474         2,271,073
                                                                -----------       -----------
  End of period.............................................    $47,998,845       $20,271,474
                                                                ===========       ===========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2000      YEAR ENDED     MAY 1, 1998 TO
                                                                (UNAUDITED)          1999       DECEMBER 31, 1998
                                                              ----------------    ----------    -----------------
Per share data:
Net asset value, beginning of period........................       $28.01          $ 10.47           $10.00
Income from investment operations:
  Net investment loss.......................................        (0.06)           (0.12)           (0.09)
  Net realized and unrealized gain on investments...........         2.82            21.25             0.56
                                                                   ------          -------           ------
    Total income from investment operations.................         2.76            21.13             0.47
                                                                   ------          -------           ------
Less distributions:
  Distributions from net realized capital gains.............        (0.02)           (3.59)            0.00
                                                                   ------          -------           ------
Net asset value, end of period..............................       $30.75          $ 28.01           $10.47
                                                                   ======          =======           ======
Total return................................................         9.85%(b)       202.38%            4.62%(b)
Ratios and supplemental data:
  Ratios net of fees reimbursed by advisor:
    Ratio of expenses to average net assets.................         0.97%(a)         1.09%            1.96%(a,c)
    Ratio of net investment income (loss) to average net
      assets................................................        (0.43)%(a)       (0.61)%           1.47%(a,c)
  Ratios assuming no fees reimbursed by advisor:
    Ratio of expenses to average net assets.................         0.97%(a)         1.09%            2.72%(a,c)
Portfolio turnover rate.....................................           52%             185%             121%
Net assets at end of period (millions)......................       $ 48.0          $  20.3           $  2.3

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the Capital Growth portfolio.

(d) Prior to 8/1/99 the portfolio was known as the Small Cap Growth portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ 100 INDEX PORTFOLIO

 OBJECTIVE

The Nasdaq 100 Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq 100 Index.

 PERFORMANCE AS OF JUNE 30, 2000

TOTAL RETURNS:

Since inception (5/1/00)                    -8.45%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses. Unlike the other portfolios, the Nasdaq 100 Index portfolio is a non-diversified fund. The portfolio's concentration among relatively few companies and its concentration largely within a narrow range of related industries renders the portfolio vulnerable to greater volatility than is likely to be experienced by diversified portfolios. Changes in the prices of one or a few stocks can greatly affect the net asset value of the portfolio, either up or down.
 COMMENTS

The Nasdaq 100 Index Portfolio was launched on May 1, 2000. The Nasdaq 100 Index has outperformed the S&P 500 Index and Dow Jones Industrial Average (DJIA) over the past 1 year, 3 year, 5 year, and 10 year periods. The Nasdaq 100 Index also has had a higher level of volatility compared to the S&P 500 Index and DJIA. Some of the increased volatility resulted from the lack of diversification in the Nasdaq 100 Index. The Nasdaq 100 Index is predominated by companies in the technology sector. Further, the twenty largest companies in the Nasdaq 100 Index account for over 60% of the index weight. The Nasdaq 100 Index Portfolio is an excellent means to participate in the collective performance of 100 high-growth companies, many of which have become household names such Intel, Microsoft, Qualcomm, Amgen, Oracle, and Yahoo.

 TOP 10 HOLDINGS AS OF JUNE 30, 2000

                                      % of Net Assets
 1.  Intel Corp                             7.97
 2.  Microsoft Corp                         7.36
 3.  Cisco Systems Inc                      7.26
 4.  Oracle Corp                            5.01
 5.  JDS Uniphase Corp                      4.09
 6.  Nasdaq-100 Shares                      3.41
 7.  Sun Microsystems Inc                   3.25
 8.  Nextel Comm Inc                        2.81
 9.  QUALCOMM Inc                           2.56
10.  MCI WorldCom Inc                       2.42

 TOP 5 INDUSTRIES AS OF JUNE 30, 2000

                                     % of Net Assets
     Telecommunications or
 1.  Related                              25.81
 2.  Electrical Components SE             16.75
 3.  Computer & Related                   13.39
 4.  Computer Software                    13.00
 5.  Networking Products                  10.50

OHIO NATIONAL FUND, INC.
NASDAQ 100 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                    MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           APPLICATION SOFTWARE (0.6%)
     500   *Citrix Systems Inc. ................  $     9,469
     600   *Intuit Inc. ........................       24,825
                                                  -----------
                                                       34,294
                                                  -----------
           BROADCASTING & CABLE TV (1.2%)
     350   *Adelphia Communications Corp. ......       16,406
   1,250   *Comcast Corp. ......................       50,625
                                                  -----------
                                                       67,031
                                                  -----------
           COMPUTER & RELATED (11.1%)
   1,300   *Apple Computer Inc. ................       68,087
   2,800   *Dell Computer Inc. .................      138,075
     700   *Siebel Systems Inc. ................      114,494
   2,100   *Sun Microsystems Inc. ..............      190,969
   1,200   *Vertias Software Corp. .............      135,619
                                                  -----------
                                                      647,244
                                                  -----------
           COMPUTER SOFTWARE (13.6%)
     550   *BMC Software Inc. ..................       20,066
     400   *I2 Technologies Inc. ...............       41,706
   5,400   *Microsoft Corp. ....................      432,000
   3,500   *Oracle Corp. .......................      294,219
                                                  -----------
                                                      787,991
                                                  -----------
           CONSUMER PRODUCTS (0.8%)
     600   Cintas Corp. ........................       22,013
     700   *Costco Wholesale Corp. .............       23,100
                                                  -----------
                                                       45,113
                                                  -----------
           ELECTRONIC COMPONENTS/
            SEMICONDUCTORS (20.4%)
     350   *Adobe Systems Inc. .................       45,500
     850   *Altera Corp. .......................       86,647
     750   *American Power Conversion Corp......       30,609
   1,200   *Applied Materials Inc. .............      108,750
     400   *Applied Micro Circuits Corp. .......       39,500
     700   *Conexant Systems Inc. ..............       34,037
   3,500   Intel Corp. .........................      467,906
     650   *KLA-Tencor Corp. ...................       38,066
   1,150   *Maxium Integrated Products Inc......       78,128
     450   *PMC-Sierra Inc. ....................       79,959
     250   *Qlogic Corp. .......................       16,516
     200   *Sanmina Corp. ......................       17,100
     500   *Vitesse Semiconductor Corp. ........       36,781
   1,300   *Xilinx Inc. ........................      107,331
                                                  -----------
                                                    1,186,830
                                                  -----------
           FIBER OPTICS (5.9%)
   2,000   *JDS Uniphase Corp. .................      239,750
   1,500   *Metromedia Fober Network Inc. ......       61,516
     150   *SDL Inc. ...........................       42,779
                                                  -----------
                                                      344,045
                                                  -----------
           FINANCIAL SERVICES (0.4%)
     600   Paychex Inc. ........................       25,200
                                                  -----------

                                                    MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           INTERNET SOFTWARE & SERVICES (4.6%)
     750   *Broadvision Inc. ...................  $    38,109
     850   *CMGI Inc. ..........................       38,941
     400   *Verisign Inc. ......................       70,600
     750   *Yahoo! Inc. ........................       92,906
     525   *eBay Inc. ..........................       28,514
                                                  -----------
                                                      269,070
                                                  -----------
           MEDICAL & RELATED (5.4%)
   1,450   *Amgen Inc. .........................      101,862
     500   *Biogen Inc. ........................       32,250
     700   *Chiron Corp. .......................       33,250
   2,050   *Immunex Corp. ......................      101,347
     600   *Medimmune Inc. .....................       44,400
                                                  -----------
                                                      313,109
                                                  -----------
           NETWORKING PRODUCTS (10.4%)
     500   *3Com Corp. .........................       28,813
     430   *Ciena Corp. ........................       71,676
   6,700   *Cisco Systems Inc. .................      425,869
     950   *Network Appliance Inc. .............       76,475
                                                  -----------
                                                      602,833
                                                  -----------
           RETAIL (1.1%)
     550   *Amazon.com Inc. ....................       19,972
     550   *Bed Bath & Beyond Inc. .............       19,937
     600   *Starbucks Corp. ....................       22,913
                                                  -----------
                                                       62,822
                                                  -----------
           SATELLITE TELECOMMUNICATIONS (0.6%)
     700   *Echostar Communications Corp. ......       23,177
     300   *PanAmSat Corp. .....................       13,106
                                                  -----------
                                                       36,283
                                                  -----------
           TELECOMMUNICATIONS & RELATED (17.7%)
   1,150   *ADC Telecomm Inc. ..................       96,456
     450   *Comverse Technology Inc. ...........       41,850
     650   *Gemstar Intl. Group Ltd.............       39,944
   2,500   *Global Crossing Ltd.................       65,781
     750   Level 3 Communications Inc. .........       66,000
   1,250   *Linear Technology Corp. ............       79,922
   3,100   *MCI Worldcom Inc. ..................      142,213
   1,400   *Mclead USA Inc. ....................       28,963
   2,700   *Nextel Communications Inc. .........      165,206
     725   NTL Inc. ............................       43,409
   2,500   *Qualcomm Inc. ......................      150,000
     700   *Tellabs Inc. .......................       47,906
     500   *Voice Stream Wireless Corp. ........       58,148
                                                  -----------
                                                    1,025,798
                                                  -----------
           WIRELESS EQUIPMENT (0.4%)
     250   RF Micro Devices Inc. ...............       21,906
                                                  -----------
           TOTAL U.S. COMMON STOCK (94.2%)
            (COST $5,506,987)...................  $ 5,469,569
                                                  -----------

OHIO NATIONAL FUND, INC.
NASDAQ 100 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)

                                                    MARKET
 SHARES            FOREIGN COMMON STOCK              VALUE
-------------------------------------------------------------
           SWEDEN (1.0%)
           TELECOMMUNICATIONS & RELATED (1.0%)
   3,000   Ericsson (LM) ADR....................  $    60,000
                                                  -----------
           TOTAL FOREIGN COMMON STOCK (1.0%)
            (COST $66,188)......................  $    60,000
                                                  -----------
           TOTAL COMMON STOCK (95.2%)
            (COST $5,573,175)...................  $ 5,529,569
                                                  -----------

                                                    MARKET
 SHARES            UNIT INVESTMENT TRUST             VALUE
-------------------------------------------------------------
   2,150   NASDAQ 100 Shares                      $   200,353
                                                  -----------
           TOTAL UNIT INVESTMENT TRUST (3.4%)
            (COST $190,244).....................  $   200,353
                                                  -----------

  FACE                                             MARKET
 AMOUNT              SHORT-TERM NOTES               VALUE
------------------------------------------------------------
           FINANCIAL (2.4%)
$139,000   American Express Credit
            6.880% 07/03/00....................  $   138,947
                                                 -----------
           TOTAL SHORT-TERM NOTES (2.4%)
            (COST $139,947)....................  $   138,947
                                                 -----------
           TOTAL HOLDINGS (101.0%)
            (COST $5,903,366) (a)..............  $ 5,868,869
                                                 -----------
           LIABILITIES, NET OF CASH
            & RECEIVABLES (-1.0%)..............      (58,826)
                                                 -----------
           TOTAL NET ASSETS (100.0%)...........  $ 5,810,043
                                                 ===========

---------------
  * Non-income producing securities.

ADR (American depository receipt) represents ownership of foreign securities.

 (a) Represents cost for federal income tax and financial reporting purposes. See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ 100 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2000 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1)(cost $5,902,366)...............  $ 5,868,869
  Cash in bank..............................          251
  Receivable for fund shares sold...........       69,805
  Other.....................................           16
                                              -----------
    Total assets............................    5,938,941
                                              -----------
Liabilities:
  Payable for securities purchased..........      122,256
  Payable for investment management services
    (note 3)................................        3,353
  Other accrued expenses....................        3,289
                                              -----------
    Total liabilities.......................      128,898
                                              -----------
Net assets at market value..................  $ 5,810,043
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $   589,719
  Paid-in capital in excess of par value....    5,253,821
  Net unrealized depreciation on investments
    (note 1)................................      (33,497)
                                              -----------
Net assets at market value..................  $ 5,810,043
                                              ===========
Shares outstanding (note 4).................      589,719
Net asset value per share...................  $      9.85
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2000 (Unaudited)

Investment income:
  Interest....................................  $   3,487
  Dividends...................................        114
                                                ---------
    Total investment income...................      3,601
                                                ---------
Expenses:
  Management fees (note 3)....................      6,220
  Custodian fees (note 3).....................        787
  Directors' fees (note 3)....................         29
  Professional fees...........................      1,893
  Accounting and transfer agent fees..........        648
  Other.......................................        178
                                                ---------
    Total expenses............................      9,755
                                                ---------
    Net investment income.....................  $  (6,154)
                                                ---------
Unrealized loss on investments:
  Net increase in unrealized depreciation on
    investments...............................  $ (33,497)
Net decrease in net assets from operations....  $ (39,651)
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ 100 INDEX PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              MAY 1, 2000 TO
                                                              JUNE 30, 2000
                                                               (UNAUDITED)
                                                              --------------
From operations:
  Net investment loss.......................................    $   (6,154)
  Unrealized depreciation on investments....................       (33,497)
                                                                ----------
      Net decrease in net assets from operations............       (39,651)
                                                                ----------
From capital share transactions (note 4):
  Received from shares sold.................................     5,889,617
  Paid for shares redeemed..................................       (39,923)
                                                                ----------
      Increase in net assets derived from capital share
       transactions.........................................     5,849,694
                                                                ----------
         Increase in net assets.............................     5,810,043
Net Assets:
  Beginning of period.......................................             0
                                                                ----------
  End of period.............................................    $5,810,043
                                                                ==========

 FINANCIAL HIGHLIGHTS

                                                              MAY 1, 2000 TO
                                                              JUNE 30, 2000
                                                               (UNAUDITED)
                                                              --------------
Per share data:
Net asset value, beginning of period........................      $10.00
Income (loss) from investment operations:
  Net investment loss.......................................       (0.02)
  Net unrealized loss on investments........................       (0.13)
                                                                  ------
    Total Income (loss) from investment operations..........       (0.15)
                                                                  ------
Net asset value, end of period..............................      $ 9.85
                                                                  ======
Total return................................................       (1.48)%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................        1.15%(a)
  Ratio of net investment income to average net assets......       (0.73)%(a)
Portfolio turnover rate.....................................           0%
Net assets at end of period (millions)......................      $  5.8

---------------

(a) Annualized.

(b) Calculated since inception May 1, 2000 (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.                               June 30, 2000 (Unaudited)
NOTES TO FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

   Ohio National Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a series investment company which consists of 21 separate investment portfolios that seek the following investment objectives:

   - Equity Portfolio -- long-term growth of capital by investing principally in common stocks or other equity securities. Current income is a secondary objective.

   - Money Market Portfolio -- maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

   - Bond Portfolio -- high level of return consistent with preservation of capital by investing primarily in high quality intermediate and long-term debt securities.

   - Omni Portfolio -- high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

   - International Portfolio -- long-term capital growth by investing primarily in common stocks of foreign companies.

   - Capital Appreciation Portfolio -- maximum capital growth by investing primarily in common stocks that are (1) considered to be undervalued or temporarily out of favor with investors, or (2) expected to increase in price over the short term.

   - Small Cap Portfolio -- maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.

   - International Small Company Portfolio -- long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at time of purchase of $1.5 billion or less.

   - Aggressive Growth Portfolio -- capital growth.

   - Core Growth Portfolio -- long-term capital appreciation.

   - Growth & Income Portfolio -- long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

   - S&P 500 Index Portfolio -- total return that approximates that of the Standard & Poor's 500 Index ("S&P 500") by investing in common stocks and in stock index futures contracts hedged by U.S. Government obligations, investment grade corporate bonds and cash equivalents.

   - Social Awareness Portfolio -- long-term capital growth by investing primarily in common stocks and other equity securities of companies that, in the Advisor's opinion, conduct their business in a way that enhances society's quality of life.

   - Strategic Income Portfolio -- high current income by investing at least 40% of its assets in a core group of U.S. government and corporate fixed income securities and the remainder in other income producing securities.

   - Firstar Growth and Income Portfolio -- reasonable income and long-term capital appreciation by investing in income producing securities including dividend-paying common, preferred stocks and fixed-income securities.

   - Relative Value Portfolio -- maximum total return consistent with reasonable risk by investing primarily in equity securities.

   - Blue Chip Portfolio -- growth of capital and income by concentrating investment decisions in securities of high quality companies.

   - Equity Income Portfolio -- above average income and capital appreciation by investing primarily in high quality income producing equity securities including common stock, preferred stock, REIT's, and securities convertible into common stock.

   - High Income Bond Portfolio -- seek high current income by investing primarily in lower rated corporate debt obligations commonly referred to as "junk bonds". The portfolio's investments are generally rated Baa or lower by Moody's, or BBB or lower by S&P or Fitch.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2000 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   - Capital Growth -- capital appreciation by investing in and actively managing equity securities in emerging growth companies.

   The Nasdaq 100 Index Portfolio commenced operations on May 1, 2000.

   - Nasdaq 100 Index Portfolio -- long-term growth of capital by investing primarily in stocks that are included in the Nasdaq 100 Index. Unlike the other portfolios, the Nasdaq 100 Index portfolio is a non-diversified fund.

   The following is a summary of significant accounting policies:

   Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7, which approximates market value. All net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income from the remaining portfolios are declared and paid to shareholders quarterly and are recorded on the ex-dividend date. Distributions arising from accumulated net realized capital gains are recorded on the ex-dividend date and are distributed to shareholders at least once a year.

   For all but the Money Market Portfolio, securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price or, if there has been no sale that day, at the last bid reported as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. Over-the-counter securities are valued at the last bid price as of the close of trading on the Exchange. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of such valuation.

   Foreign currency exchange rates are generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation, which in the case of the International, Small Cap, International Small Company, Aggressive Growth, Firstar Growth & Income, Blue Chip, and Small Cap Growth Portfolios would not be reflected in the computation of the portfolios' net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

   In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts (forward contracts). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

   Each portfolio other than the Money Market Portfolio and S&P 500 Index Portfolio may (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at market value, and the related realized and unrealized gains and losses are included in the statement of operations. The portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2000 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange.

   Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to Ohio National Investments, Inc.'s ("ONI's"), the investment advisor to the Fund, investment strategy for the particular portfolio. The Fund may enter into such contracts to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations.

   The S&P 500 Index Portfolio currently holds investments in S&P 500 Index Futures Contracts. The contracts in the S&P 500 Index Portfolio are fully hedged with commercial paper, cash on deposit with broker and receivable for securities sold. The futures contracts in the S&P 500 Index Portfolio at June 30, 2000 are as follows:

                                             EXPIRATION   UNDERLYING FACE   UNREALIZED    CASH DEPOSITED AS
   PORTFOLIO            PURCHASED               DATE      AMOUNT AT VALUE    GAIN/LOSS    MARGIN REQUIREMENT
   ---------            ---------            ----------   ---------------   -----------   ------------------
   S&P 500     300 S&P 500 Index Contracts    Sept '00     $112,297,500     $(2,190,000)      $5,625,000

The call option positions in the Growth & Income Portfolio as of June 30, 2000 are as follows:

                                                                               NUMBER
                                                              AMOUNT OF     OF CONTRACTS
                                                               PREMIUMS       OPTIONED
                                                              ----------    ------------
Call options outstanding 12/31/99...........................  $       --          --
Call options written........................................  $  273,777         956
Call options closed or expired..............................  $ (186,880)       (756)
Call options exercised......................................  $       --          --
                                                              ----------        ----
Call options outstanding 06/30/00...........................  $   86,897         200
                                                              ==========        ====

   Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of foreign securities in the International, Small Cap, International Small Company, Aggressive Growth, Firstar Growth & Income, Blue Chip, and Small Cap Growth Portfolios, in which dividends are recorded as soon after the ex-dividend date as the fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the first-in, first-out method except in the case of the Aggressive Growth and Growth and Income Portfolios in which the identified cost basis is used.

   The books and records of all the portfolios are maintained in U.S. dollars. Foreign currency amounts in the International, Small Cap, International Small Company, Aggressive Growth, Firstar Growth & Income, Blue Chip and Small Cap Growth Portfolios are translated into U.S. dollars on the following basis:

   (1) market value of investments, other assets and liabilities -- at exchange rates prevailing at the end of the period.

   (2) purchases and sales of investments, income and expenses--at the rates of exchange prevailing on the respective dates of such transaction.

   Although the net assets and the market value of the portfolios are presented at the foreign exchange rates at the end of the period, the portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, for tax purposes, the portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to Federal income tax regulations.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2000 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

   Each portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). At June 30, 2000 certain of the portfolios invested in repurchase agreements in which the aggregate amounted to $53,037,963. These securities are collateralized by various GNMA certificates with a market value of $53,061,091. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the portfolio under the 1940 Act.

   Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to net operating and wash sale losses. The character of distributions made during the period from net investment income or net realized gains, if any may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassifications were made in the International, Small Cap, International Small Company, Aggressive Growth, Core Growth, Growth & Income, Social Awareness, Capital Growth and Nasdaq 100 Index Portfolios: accumulated net investment loss has been decreased by $360,243, $583,421, $403,949, $24,406, $160,158, $55,029, $8,266, $76,077 and $6,154 respectively. This classification has no effect on net assets or net asset value per share.

   For Federal income tax purposes, the Bond, Aggressive Growth, Social Awareness, Strategic Income, Firstar Growth & Income, Relative Value, Equity Income and High Income Bond Portfolios had capital loss carryovers of $305,798, $1,752,158, $2,433,931, $375,826, $50,917, $169,231 $76,310 and
   $196,803 respectively, at December 31, 1999. If not offset by capital gains, $41,235 will expire in 2003 and $2,893 in 2005 in the Bond Portfolio, $230,373, $622,020, $97,030 and $5,714 will expire in 2006 in the Bond,
   Social Awareness, Strategic Income and Equity Income Portfolios, respectively and $31,297, $1,752,158, $1,811,911, $278,796, $50,917, $169,231, $70,596 and
   $196,803 will expire in 2007 in the Bond, Aggressive Growth, Social Awareness, Strategic Income, Firstar Growth & Income, Relative Value, Equity Income and High Income Bond Portfolios, respectively. The Board of Directors does not intend to authorize a distribution of any net realized gain for a portfolio until the capital loss carryover has been offset or expires.

   It is the policy of the Fund to distribute to its shareholders substantially all of its taxable income, thus gaining relief from Federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for Federal income taxes has been made.

   Expenses directly attributable to a portfolio are charged to that portfolio. Expenses not directly attributed to a portfolio are allocated on the basis of relative net assets.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2000 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The gross unrealized appreciation and depreciation on investments in each portfolio as of June 30, 2000 were as follows:

                                                                                                                CAPITAL
                                                 EQUITY          BOND            OMNI        INTERNATIONAL    APPRECIATION
                                              ------------    -----------    ------------    -------------    ------------
Gross unrealized:
  Appreciation..............................  $ 36,031,116    $   181,612    $ 53,218,539    $ 23,928,651     $ 4,472,618
  Depreciation..............................   (31,207,660)    (1,341,958)     (7,488,405)     (4,655,967)     (4,880,279)
Net Unrealized:
  Appreciation (Depreciation)...............     4,823,456     (1,160,346)     45,730,134      19,272,684        (407,661)

                                                             INTERNATIONAL
                                                SMALL            SMALL         AGGRESSIVE         CORE           GROWTH &
                                                 CAP            COMPANY          GROWTH          GROWTH           INCOME
                                             ------------    -------------    ------------    -------------    ------------
Gross unrealized:
  Appreciation.............................  $ 60,747,003     $ 7,459,262     $  3,102,445    $ 13,318,424     $ 12,095,661
  Depreciation.............................    (7,100,644)     (2,487,665)      (1,759,708)     (2,492,744)      (7,002,441)
Net Unrealized:
  Appreciation.............................    53,646,359       4,971,597        1,342,737      10,825,681        5,093,220

                                                                                                FIRSTAR
                                                S&P 500         SOCIAL        STRATEGIC         GROWTH          RELATIVE
                                                 INDEX         AWARENESS        INCOME         & INCOME          VALUE
                                              ------------    -----------    ------------    -------------    ------------
Gross unrealized:
  Appreciation..............................  $ 22,763,599    $ 1,122,550    $     13,004    $    492,600     $ 3,115,924
  Depreciation..............................    (8,204,794)      (159,472)       (325,626)       (141,716)     (1,150,617)
Net Unrealized:
  Appreciation (Depreciation)...............    14,558,805        963,078        (312,622)        350,884       1,965,307

                                                               EQUITY       HIGH INCOME        CAPITAL        NASDAQ 100
                                              BLUE CHIP        INCOME           BOND           GROWTH           INDEX
                                             ------------    -----------    ------------    -------------    ------------
Gross unrealized:
  Appreciation.............................  $    712,730    $   990,371    $    329,640    $ 11,171,304     $    365,485
  Depreciation.............................      (757,601)      (297,359)     (1,538,975)     (2,564,762)        (398,981)
Net Unrealized:
  Appreciation (Depreciation)..............       (44,871)       693,012      (1,209,334)      8,606,542          (33,497)

(2) INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term securities) for the year ended June 30, 2000 were as follows:

                                                                                                               CAPITAL
                                                EQUITY          BOND            OMNI        INTERNATIONAL    APPRECIATION
                                             ------------    -----------    ------------    -------------    ------------
Stocks & Bonds:
  Purchases................................  $ 92,259,715    $         0    $ 90,425,130    $ 167,953,269    $ 97,432,908
  Sales....................................    74,543,471        731,372     112,376,430      172,413,273      97,936,647
U.S. Government Obligations:
  Purchases................................            --             --              --               --              --
  Sales....................................            --             --              --               --       1,720,000

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2000 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                            INTERNATIONAL
                                               SMALL            SMALL         AGGRESSIVE         CORE           GROWTH &
                                                CAP            COMPANY          GROWTH          GROWTH           INCOME
                                           -------------    -------------    ------------    -------------    ------------
Stocks & Bonds:
  Purchases..............................  $ 142,513,442    $ 57,048,119     $ 27,863,515    $ 35,490,418     $269,410,854
  Sales..................................    148,254,574      52,032,543       26,026,698      30,308,907      270,005,625
U.S. Government Obligations:
  Purchases..............................             --              --               --              --               --
  Sales..................................             --              --               --              --               --

                                                                                               FIRSTAR
                                              S&P 500          SOCIAL        STRATEGIC         GROWTH          RELATIVE
                                               INDEX         AWARENESS         INCOME         & INCOME          VALUE
                                           -------------    ------------    ------------    -------------    ------------
Stocks & Bonds:
  Purchases..............................  $  23,108,393    $    673,167    $     47,353    $  1,854,688     $    489,784
  Sales..................................     23,999,781       1,077,092          99,779       1,616,543          336,368
U.S. Government Obligations:
  Purchases..............................             --              --              --              --               --
  Sales..................................             --              --          18,467              --               --

                                                            HIGH INCOME        EQUITY          CAPITAL        NASDAQ 100
                                             BLUE CHIP          BOND           INCOME          GROWTH           INDEX
                                           -------------    ------------    ------------    -------------    ------------
Stocks & Bonds:
  Purchases..............................  $   2,236,509    $  3,015,581    $  4,294,820    $ 40,074,821     $  5,763,419
  Sales..................................      1,091,204         970,041       2,107,046      15,555,440                0
U.S. Government Obligations:
  Purchases..............................             --              --              --              --               --
  Sales..................................             --              --              --              --               --

(3) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS

   The Fund has an investment advisory agreement with Ohio National Investments, Inc. ("ONI") a wholly owned subsidiary of Ohio National Life Insurance Company (ONLIC), under the terms of which ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. As compensation for its services, ONI receives from the Fund annual fees on the basis of each portfolio's average daily net assets based on the following schedule: (a) for each of the Bond, Omni and Social Awareness Portfolios, 0.60% of the first $100 million of each Portfolio's net assets, 0.50% of the next $150 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $500 million of net assets, 0.30% of the next $1 billion of net assets, and 0.25% of net assets over $2 billion; (b) for the Money Market Portfolio, 0.30% of the first $100 million of net assets, 0.25% of the next $150 million of net assets, 0.23% of the net $250 million of net assets, 0.20% of the next $500 million of net assets, and 0.15% of net assets over $1 billion; (c) for the International, Firstar Growth & Income, Relative Value, Capital Growth, and Blue Chip Portfolios, 0.90% of each Portfolio's net assets; (d) for the Capital Appreciation, Small Cap, Aggressive Growth and Strategic Income Portfolios, 0.80% of each Portfolio's net assets, (e) for the Core Growth Portfolio, 0.95% of the first $150 million of net assets, and 0.80% of net assets over $150 million; (f) for the Growth & Income Portfolio, 0.85% of the first $200 million of net assets and 0.80% of net assets over $200 million,
   (g) for the S&P 500 Index Portfolio, 0.40% of the first $100 million of net assets, 0.35% of the next $150 million of net assets, and 0.33% of net assets over $250 million; (h) for the International Small Company Portfolio, 1.00% of that Portfolio's net assets; (i) for the High Income Bond and Equity Income, 0.75% of each Portfolio's net assets; and (j) for the Equity Portfolio, 0.80% of the first $500 million of the Portfolio's net assets, and 0.75% of net assets over $500 million. However, as to the Money Market Portfolio, the Advisor is presently waiving any of its fee in excess of 0.25%. In addition, after January 1, 1999, the advisor began waiving any fees in excess of 0.85% in the International Portfolio.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2000 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisors for the International, Capital Appreciation, Small Cap, International Small Company, Aggressive Growth, Core Growth, Growth & Income, Capital Growth, Strategic Income, Firstar Growth & Income, Relative Value, High Income Bond, Equity Income, Blue Chip, and Equity Portfolios subject to the approval of the Fund's Board of Directors. ONI has entered into Sub-Advisory Agreements with T. Rowe Price Associates, Inc. ("TRPA"), Founders Asset Management, Inc. ("FAM"), Strong Capital Management, Inc. ("SCM"), Pilgrim Baxter & Associates, Ltd. ("PBA"), Robertson Stephens Investment Management, L.P. ("RSIM"), Firstar Bank, N.A. ("Firstar"), Firstar Investment Research and Management Co., L.L.C. ("Firmco"), Federated Investment Counseling ("FIC"), and Legg Mason Fund Advisers, Inc. ("LM") respectively, to manage the investment and reinvestment of those Portfolios' assets, subject to the supervision of ONI. As compensation for their services, (a) TRPA receives from ONI a fee at an annual rate of 0.50% of average daily net assets of the Capital Appreciation Portfolio; (b) FAM receives from ONI a fee at an annual rate of 0.625% of the first $75 million, 0.55% of the next $75 million, 0.50% between $150 and $300 million, and 0.40% of the average daily net asset value in excess of $300 million of the Small Cap Portfolio; (c) SCM receives from ONI a fee at an annual rate of 0.55% of the first $50 million, and 0.45% of average daily net asset value in excess of $50 million of the Aggressive Growth Portfolio; (d) PBA receives from ONI a fee at an annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Core Growth Portfolio; (e) RSIM receives from ONI a fee at an annual rate of (i) 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income Portfolio, and (ii) 0.64% of the first $100 million, 0.60% of the next $100 million, and 0.55% of the average daily net assets in excess of $200 million of the Small Cap Growth Portfolio; (f) Firstar receives from ONI fees at an annual rate of (i) 0.55% of the first $50 million and 0.50% of average daily net assets in excess of $50 million of the Strategic Income Portfolio, (ii) 0.65% of the first $50 million and 0.60% of average daily net assets in excess of $50 million of the Relative Value Portfolio; (g) Firmco receives from ONI fees at an annual rate of 0.65% of the first $50 million and 0.60% of average daily assets in excess of $50 million of the First Growth & Income Portfolio; (h) FIC receives from ONI fees at an annual rate of (i) 0.50% of the first $35 million, 0.35% of the next $65 million, and 0.25% of the average daily net assets in excess of $100 million of each of the Equity Income and Blue Chip Portfolios, (ii) 0.50% of the first $30 million, 0.40% of the next $20 million, 0.30% of the next $25 million, and 0.25% of the average daily net assets in excess of $75 million of the High Income Bond Portfolio, (iii) 0.40% of the first $200 million and 0.35% of average daily net assets in excess of $200 million of the International Portfolio, and (iv) 0.75% of the first $100 million and 0.65% of average daily net assets in excess of $100 million of the International Small Company Portfolio; and (i) LM receives from ONI fees at the annual rate of 0.45% of the first $500 million and 0.40% of the average daily net assets in excess of $500 million of the Equity Portfolio.

   Effective January 1, 1999 FIC replaced SGAM as the sub-adviser for the International and Global Contrarian Portfolios. As compensation for their services FIC will receive from ONI fees at an annual rate of (i) 0.40% of the first $200 million and 0.35% of average net assets in excess of $200 million of the International Portfolio and (ii) 0.75% of the first $100 million and 0.65% of the average daily net assets in excess of $100 million of the Global Contrarian Portfolio.

   Effective August 1, 1999 LM replaced ONI (adviser) as the sub-adviser for the Equity Portfolio. As compensation for their services LM will receive from ONI fees at an annual rate of (i) 0.45% of the first $500 million and 0.40% of the average net assets in excess of $200 million of the Equity Portfolio.

   Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $2,000 plus $400 for each meeting attended.

   The Fund's transfer agent and dividend paying agent is American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. The Fund's custodian for those portfolios other than the International and International Small Company Portfolios is Firstar Bank, N.A., 425 Walnut Street, Cincinnati. Ohio. The custodian for the International and International Small Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, Firstar Bank and State Street Bank-Kansas City enter into subcustodial agreements, subject to approval by the Board of Directors.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2000 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(4) CAPITAL SHARE TRANSACTIONS

   Capital share transactions for the six months ended June 30, 2000 and the year ended December 31, 1999 were as follows:

                                                  EQUITY                   MONEY MARKET                    BOND
                                         ------------------------    ------------------------    ------------------------
                                          6 MONTHS        YEAR        6 MONTHS        YEAR        6 MONTHS        YEAR
                                           ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                          06-30-00      12-31-99      06-30-00      12-31-99      06-30-00      12-31-99
                                         ----------    ----------    ----------    ----------    ----------    ----------
Capital shares issued on sales.........   1,507,881       957,794    24,174,493    22,320,710       235,870       532,591
Capital shares issued on reinvested
  dividends............................      51,258     4,875,492       191,996       257,858        45,185       171,315
Capital shares redeemed................     731,144     1,560,827    24,607,546    20,302,903       384,485       777,574

                                                   OMNI                   INTERNATIONAL            CAPITAL APPRECIATION
                                         ------------------------    ------------------------    ------------------------
                                          6 MONTHS        YEAR        6 MONTHS        YEAR        6 MONTHS        YEAR
                                           ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                          06-30-00      12-31-99      06-30-00      12-31-99      06-30-00      12-31-99
                                         ----------    ----------    ----------    ----------    ----------    ----------
Capital shares issued on sales.........      90,637       366,349     2,047,571       908,052       246,730       611,576
Capital shares issued on reinvested
  dividends............................      37,277       488,865        44,549            --        17,753       658,894
Capital shares redeemed................   1,169,581     2,428,393     2,424,089     3,773,197       986,330     1,857,003

                                                SMALL CAP              INT'L SMALL COMPANY          AGGRESSIVE GROWTH
                                         ------------------------    ------------------------    ------------------------
                                          6 MONTHS        YEAR        6 MONTHS        YEAR        6 MONTHS        YEAR
                                           ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                          06-30-00      12-31-99      06-30-00      12-31-99      06-30-00      12-31-99
                                         ----------    ----------    ----------    ----------    ----------    ----------
Capital shares issued on sales.........     466,486       873,277       965,861       444,549       608,012       381,709
Capital shares issued on reinvested
  dividends............................      59,596     1,388,684         6,749       191,099            --            --
Capital shares redeemed................     391,166       602,086       678,081       593,735       132,084       775,957

                                               CORE GROWTH               GROWTH & INCOME              S&P 500 INDEX
                                         ------------------------    ------------------------    ------------------------
                                          6 MONTHS        YEAR        6 MONTHS        YEAR        6 MONTHS        YEAR
                                           ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                          06-30-00      12-31-99      06-30-00      12-31-99      06-30-00      12-31-99
                                         ----------    ----------    ----------    ----------    ----------    ----------
Capital shares issued on sales.........     476,098       781,709       796,111     1,882,536     1,241,922     6,848,877
Capital shares issued on reinvested
  dividends............................      36,346       395,539        89,639       905,619       110,318     1,258,144
Capital shares redeemed................     205,579       442,104       284,893       536,400       927,388     1,325,233

                                             SOCIAL AWARENESS            STRATEGIC INCOME        FIRSTAR GROWTH & INCOME
                                         ------------------------    ------------------------    ------------------------
                                          6 MONTHS        YEAR        6 MONTHS        YEAR        6 MONTHS        YEAR
                                           ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                          06-30-00      12-31-99      06-30-00      12-31-99      06-30-00      12-31-99
                                         ----------    ----------    ----------    ----------    ----------    ----------
Capital shares issued on sales.........      43,252        99,912        22,943        28,748        25,766        41,852
Capital shares issued on reinvested
  dividends............................          --         2,521            --        28,040            --         4,000
Capital shares redeemed................      69,542       503,237        27,727       113,496         5,356        75,846

                                              RELATIVE VALUE                BLUE CHIP                  EQUITY INC.
                                         ------------------------    ------------------------    ------------------------
                                          6 MONTHS        YEAR        6 MONTHS        YEAR        6 MONTHS        YEAR
                                           ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                          06-30-00      12-31-99      06-30-00      12-31-99      06-30-00      12-31-99
                                         ----------    ----------    ----------    ----------    ----------    ----------
Capital shares issued on sales.........      72,493       181,502       155,473       282,532       218,102       192,426
Capital shares issued on reinvested
  dividends............................       1,784         5,881         2,742         6,959           963         2,831
Capital shares redeemed................      85,633       110,451        25,748       122,210        14,252        52,654

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2000 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                                 NASDAQ 100
                                               HIGH INCOME                CAPITAL GROWTH           INDEX
                                         ------------------------    ------------------------    ----------
                                          6 MONTHS        YEAR        6 MONTHS        YEAR        6 MONTHS
                                           ENDED         ENDED         ENDED         ENDED         ENDED
                                          06-30-00      12-31-99      06-30-00      12-31-99      06-30-00
                                         ----------    ----------    ----------    ----------    ----------
Capital shares issued on sales.........     217,427       314,320     1,148,985       876,365       593,911
Capital shares issued on reinvested
  dividends............................      26,515        74,356           680        81,368            --
Capital shares redeemed................      45,503       108,995       312,603       451,086         4,192

   The Fund is authorized to issue 250,000,000 of its capital shares. 20,000,000 shares each have been allocated to the Equity, Omni, and International Portfolios, and 10,000,000 are allocated to each of the other portfolios. The remaining 20,000,000 are unallocated at this time.

(5) COMMITMENTS

   As of June 30, 2000, the International, International Small Company, and Aggressive Growth Portfolios had entered into forward currency contracts, as set forth below, summarized by currency:

                            INTERNATIONAL PORTFOLIO

           CURRENCY TO BE DELIVERED                  CURRENCY TO BE RECEIVED                     UNREALIZED
 SETTLE    -------------------------  U.S. $ VAL.   -------------------------  U.S. $ VAL.   -------------------
 DATES      AMOUNT         TYPE       AT 06/30/00    AMOUNT         TYPE       AT 06/30/00    GAIN       LOSS
 ------    ---------  --------------  -----------   ---------  --------------  -----------   -------   ---------
10/05/01   3,650,000  New Zld Dollar   1,713,858    1,750,175  U.S. Dollar      1,750,175    $36,318
10/05/01   1,942,166  U.S. Dollar      1,942,166    3,650,000  New Zld Dollar   1,713,858              $(228,308)
                                      ----------                               ----------    -------   ---------
                                      $3,656,024                               $3,661,133    $36,318   $(228,308)
                                      ==========                               ==========    =======   =========

                          INTERNATIONAL SMALL COMPANY

            CURRENCY TO BE DELIVERED                  CURRENCY TO BE RECEIVED                      UNREALIZED
 SETTLE    --------------------------  U.S. $ VAL.   --------------------------  U.S. $ VAL.   -------------------
 DATES       AMOUNT         TYPE       AT 06/30/00     AMOUNT         TYPE       AT 06/30/00    GAIN       LOSS
 ------    ----------  --------------  -----------   ----------  --------------  -----------   -------   ---------
11/13/00   18,480,000  Japanese Yen       178,267       173,147  U.S. Dollar        173,147                $(5,119)
11/13/00      178,035  U.S. Dollar        178,035    18,480,000  Japanese Yen       178,267    $   232
                                       ----------                                ----------    -------   ---------
                                       $  356,302                                $  363,046    $   232     $(5,119)
                                       ==========                                ==========    =======   =========

                               AGGRESSIVE GROWTH

           CURRENCY TO BE DELIVERED                  CURRENCY TO BE RECEIVED                     UNREALIZED
 SETTLE    -------------------------  U.S. $ VAL.   -------------------------  U.S. $ VAL.   -------------------
 DATES      AMOUNT         TYPE       AT 06/30/00    AMOUNT         TYPE       AT 06/30/00    GAIN       LOSS
 ------    ---------  --------------  -----------   ---------  --------------  -----------   -------   ---------
09/08/00      15,000  Great Britain       25,083       26,090  U.S. Dollar         26,090    $ 1,007
09/08/00      25,000  Great Britain       37,897       39,424  U.S. Dollar         39,424    $ 1,527
10/05/00      50,000  Great Britain       75,835       75,970  U.S. Dollar         75,970    $   135
01/26/01     160,000  Great Britain      243,288      244,880  U.S. Dollar        244,862    $ 1,574
                                      ----------                               ----------    -------   ---------
                                      $  382,103                               $  386,346    $ 4,243          $0
                                      ==========                               ==========    =======   =========

                                                                     (continued)
                                       129
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Ohio National Fund, Inc.
Post Office Box 371
Cincinnati, Ohio 45201


Form 1325 Rev. 8/00






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